ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.
ABERDEEN SINGAPORE FUND, INC.
ABERDEEN GREATER CHINA FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2018

Notice is hereby given that a special meeting of shareholders of each of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. ("ABE"), Aberdeen Israel Fund, Inc. ("ISL"), Aberdeen Indonesia Fund, Inc. ("IF"), Aberdeen Latin America Equity Fund, Inc. ("LAQ"), Aberdeen Singapore Fund, Inc. ("SGF") and Aberdeen Greater China Fund, Inc. ("GCH" and collectively with ABE, ISL, IF, LAQ and SGF, the "Target Funds," and each, a "Target Fund") will be held at the offices of Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor, Philadelphia, PA 19103, on March 16, 2018 at the following times:

ABE	9:00 a.m. Eastern time
LAQ	10:00 a.m. Eastern time
IF	11:00 a.m. Eastern time
ISL	12:00 p.m. Eastern time
SGF	2:00 p.m. Eastern time
GCH	3:00 p.m. Eastern time

The purpose of each special meeting (each, a "Special Meeting," and collectively, the "Special Meetings") is for shareholders of the applicable Target Fund to act on the following proposal and to consider and act upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof:

To approve an Agreement and Plan of Reorganization between the Target Fund and Aberdeen Chile Fund, Inc. (the "Acquiring Fund"), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law (a "Reorganization").

The Acquiring Fund will be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. upon the consummation of one or more of the proposed Reorganizations and will invest in emerging markets equity securities with an objective of seeking to provide both current income and long-term capital appreciation.

Shareholders of record as of the close of business on December 18, 2017 are entitled to vote at their Target Fund's Special Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS OF EACH OF THE TARGET FUNDS (EACH, A "BOARD") REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH TARGET FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE REORGANIZATION OF YOUR TARGET FUND PURSUANT TO YOUR TARGET FUND'S AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Boards of Directors of the Target Funds,

/s/ Megan Kennedy
Megan Kennedy, Vice President and Secretary
ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.
ABERDEEN SINGAPORE FUND, INC.
ABERDEEN GREATER CHINA FUND, INC.

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February 1, 2018

IMPORTANT INFORMATION
FOR SHAREHOLDERS OF
ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC. ("ABE")
ABERDEEN ISRAEL FUND, INC. ("ISL")
ABERDEEN INDONESIA FUND, INC. ("IF")
ABERDEEN LATIN AMERICA EQUITY FUND, INC. ("LAQ")
ABERDEEN SINGAPORE FUND, INC. ("SGF")
ABERDEEN GREATER CHINA FUND, INC. ("GCH")

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the issues to be voted on.

Q:  Why is a shareholder meeting being held?

A:  You are being asked to vote on the reorganization (each, a "Reorganization" and collectively, the "Reorganizations") of ABE, ISL, IF, LAQ, SGF or GCH, as applicable (each such fund being referred to herein as a "Target Fund") into Aberdeen Chile Fund, Inc. (the "Acquiring Fund," and together with the Target Funds, the "Funds," and each, a "Fund"), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law. The Acquiring Fund is an emerging markets equity income fund that seeks to provide both current income and long-term capital appreciation and is advised by Aberdeen Asset Managers Limited ("AAML" or the "Investment Adviser"). The Asia Tigers Fund, Inc. ("GRR") is also proposed to reorganize into the Acquiring Fund, subject to approval by GRR's shareholders, who will consider the reorganization of GRR pursuant to a separate proxy statement/prospectus. The term "Combined Fund" refers to the Acquiring Fund after the Reorganizations of any of the Target Funds and GRR into the Acquiring Fund.

Shareholders of each Target Fund are being asked to consider the Reorganization of their Target Fund into the Acquiring Fund at a special meeting of shareholders of the Target Fund (each, a "Special Meeting"), as described in the enclosed Joint Proxy Statement/Prospectus. The shareholders of the Acquiring Fund are not required, and are not being asked, to vote on the Reorganizations.

No Reorganization is contingent upon the approval of any other Reorganization. If any Reorganization is not consummated, then the Target Fund for which such Reorganization was not consummated would continue to exist and operate on a stand-alone basis and the Board of Directors of such Target Fund will consider what action, if any, to take. It is currently anticipated that, if approved by shareholders, all Reorganizations will take place on the same day.

As noted above, the Acquiring Fund's shareholders are not required to approve the Reorganizations; however, the Acquiring Fund's shareholders met on January 26, 2018 and approved certain other proposals, including the following proposals required to effect the Reorganizations: an amendment to the Acquiring Fund's Articles of Incorporation to increase the total number of shares of capital stock and the issuance of additional shares of common stock of the Acquiring Fund in connection with the Reorganizations. The Acquiring Fund's shareholders also approved the election of directors, the elimination of a fundamental investment policy, an amendment to a fundamental investment restriction and an amended and restated investment advisory agreement. In addition, the Acquiring Fund's Board of Directors approved certain additional changes to the Acquiring Fund's investment policies, changes to the Acquiring Fund's name (from Aberdeen Chile Fund, Inc. to Aberdeen Emerging Markets Equity Income Fund, Inc.), ticker symbol (from CH to AEF), investment objective and an expense limitation agreement, each of which did not require shareholder approval. The foregoing changes to the Acquiring Fund (collectively, the "Acquiring Fund Changes") will take effect and are contingent upon the closing of one or more of the Reorganizations. Accordingly, the investment objective, investment strategies and policies and investment restrictions of the Acquiring Fund and the Combined Fund described in this Joint Proxy Statement/Prospectus are those that shall be in effect upon the closing of your Target Fund's Reorganization. In the event a Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Fund, would be subject to the investment objective, investment strategies and policies and investment restrictions of the Acquiring Fund following the Reorganization. See "COMPARISON OF THE FUNDS" in the Joint Proxy

Statement/Prospectus for a comparison of the Combined Fund's and each Target Fund's investment objectives, significant investment strategies and policies and investment risks.

Q:  Why are the Reorganizations being recommended?

A:  The Funds' shares have tended to trade in recent years at prices that are below their respective net asset values, or at a discount. The investment adviser of each Fund and the Board of each Fund have regularly analyzed options to address the discount at which Fund shares have traded. As a result of those considerations, one or more Funds have taken certain actions, including implementing share buyback programs and managed distributions. Nonetheless, discounts have persisted and, for most of the Funds, institutional investors have accumulated significant holdings. Given the size of these holdings, such Funds are vulnerable to shareholder proposals that could be costly to the Funds, distracting to management and potentially detrimental to certain investors. In light of the changes in the markets and the potential for activism, an affiliate of the investment adviser of each Fund undertook an analysis of available alternatives, ultimately recommending a consolidation of all of the Funds into a single Aberdeen-advised closed-end fund, which would be restructured to have an emerging markets equity income strategy, followed by a post-consolidation tender offer to provide liquidity to shareholders and increase the likelihood of shareholder support for the consolidation. The Boards asked for further analysis supporting this recommendation and other available alternatives, such as a liquidation of a Fund.

After further review and consideration, the Boards were tentatively in favor of pursuing a consolidation followed by a tender offer. Certain Boards were advised that it would be difficult, if not impossible, to obtain the shareholder vote necessary to implement the consolidation without the support of certain large institutional shareholders. The holders of certain Funds subsequently advised that they support a consolidation and that, given the significant change to the strategy of each Fund that would result from the consolidation, it would, in their view, be advisable and appropriate for the Combined Fund to conduct a tender offer in order to provide liquidity to shareholders of the Funds that may not wish to remain invested in a fund with an emerging markets equity income focus. Each Board considered that the tender offer would provide an opportunity for shareholders to sell at least a portion of the shares of the Combined Fund at a price close to net asset value ("NAV").

The Board of each Target Fund anticipates that the Reorganizations will benefit the shareholders of the Target Fund by providing the potential for:

i.  excluding the costs of leverage anticipated to be used by the Combined Fund, a lower net operating expense ratio than each of the Funds had prior to the Reorganizations (see "How will the Reorganizations affect the fees and expenses of the Target Funds?" below for additional information);

ii.  a dividend yield for the Combined Fund that is expected to be higher than the dividend yield of each of the Funds prior to the Reorganizations, as a result of the income component of the Combined Fund's investment objective and the use of leverage by the Combined Fund;

iii.  greater secondary market liquidity for the Combined Fund's shares of common stock ("common shares"), which may result in tighter bid-ask spreads;

iv.  potentially better trade execution for the Combined Fund's shareholders when purchasing or selling the Combined Fund's common shares;

v.  potentially improved premium/discount levels for the Combined Fund's common shares for a period of time following the Reorganizations;

vi.  operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions and more favorable transaction terms;

vii.  benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

viii.  benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund further considered the consolidation in detail, including that the Board of the Acquiring Fund would consider a proposal to add certain individuals who currently serve as Board members of one or more of the Target Funds to the Acquiring Fund Board, subject to election by shareholders of the Acquiring Fund, and the range of sizes of a tender offer that would be conducted after the consolidation. The Boards

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recognized that the size of the tender offer should be limited so that the Combined Fund maintains sufficient assets in order to achieve certain benefits of a consolidation. For example, higher trading volume is generally associated with a larger fund. Nonetheless, the Board of each Fund was of the view that a tender offer of a meaningful size post-consolidation is reasonable and appropriate. In considering the tender offer amount, which will ultimately be determined by the Acquiring Fund's Board, each Board also considered that certain Target Funds will realize capital gains in advance of the Reorganizations on the sale of securities that are not permitted to be transferred in-kind to the Acquiring Fund and that the Combined Fund will realize capital gains in connection with the realignment of its portfolio following the Reorganizations and that the required distributions of those gains would shrink the size of the Combined Fund. With these considerations in mind, each of the Funds entered into a Standstill Agreement with City of London Investment Management Company Limited ("CoL"), a large holder of certain Target Funds, which requires the Combined Fund to commence a tender offer for shares of the Combined Fund at 99% of NAV in an amount that, together with capital gains then-accrued by the Combined Fund and to be distributed in 2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The size and final terms of the tender offer will be determined at a later date. The Acquiring Fund has received an exemptive order from the U.S. Securities and Exchange Commission from Rule 102 of Regulation M, which allows it to disclose certain details of the tender offer in this Joint Proxy Statement/Prospectus.

In addition to a requirement to conduct a tender offer on the terms described above, the Standstill Agreement with CoL requires the Combined Fund to establish a targeted discount policy, which will seek to manage the Combined Fund's share trading discount by: (1) committing the Combined Fund to buy back shares in the open market when the Combined Fund's shares trade at a discount of 10% or more to NAV and (2) undertaking a 15% tender offer if the average discount exceeds 11% of NAV over any rolling twelve-month period commencing on the closing of a Reorganization and ending on December 31, 2019, provided that the Combined Fund shall not be required to conduct more than one tender offer during such period. In implementing this targeted discount policy, the Combined Fund will not buy back shares in the open market until at least 60 days after the completion of all of the Reorganizations. Also, pursuant to the Standstill Agreement, the Combined Fund's expense ratio will be capped at 1.20% (excluding leverage costs, taxes and non-routine/extraordinary expenses) through December 31, 2019, which the Investment Adviser has agreed to extend until two years from the date of the first Reorganization closing. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the Investment Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

The Standstill Agreement will remain in effect until the earliest of the "Standstill Period" (which expires on December 31, 2019), such other date mutually agreed by the parties to the Agreement or termination of the Agreement. The Standstill Agreement will terminate if the Acquiring Fund or any Target Fund fails to complete its Reorganization on or before the end of the second calendar quarter of 2018 or the Acquiring Fund fails to complete the tender offer and distribute the proceeds of the tender offer in cash to the participating shareholders on or before the end of the third calendar quarter of 2018, unless the parties agree to extend the time period for such actions.

Under the Standstill Agreement, CoL has agreed to (1) submit for tender all shares of the Combined Fund beneficially owned by it in the tender offer, (2) vote all shares beneficially owned by it in favor of all Combined Fund Director nominees and all proposals submitted at shareholder meetings in 2018 relating to the consolidation, (3) through December 31, 2019, vote all Combined Fund shares beneficially owned by it following the closing of the Reorganizations in favor of any Director nominees submitted at a shareholder meeting with respect to which the Board recommends a vote in favor and against any proposal or Director nominee with respect to which the Board recommends a vote against through December 31, 2019 and (4) be bound by certain "standstill" covenants through December 31, 2019. In the event that CoL submits its shares in the tender offer and the tender offer is oversubscribed, the shares submitted by CoL will be accepted by the Combined Fund pro rata according to the same percentage accepted by the Combined Fund for all other tendering shareholders.

Because the shareholders of each Target Fund will vote separately on that Target Fund's Reorganization, there are multiple potential combinations of Reorganizations. The Investment Adviser believes that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds. To the extent

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that one or more of the Reorganizations are not completed, but the other Reorganization(s) are completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If the Reorganization of any Target Fund is not approved, such Target Fund would continue to exist and operate on a stand-alone basis. However, the investment adviser to that Target Fund may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund, such as liquidation of the Target Fund or a re-solicitation of votes for the Reorganization.

Q:  How will the Reorganizations affect the fees and expenses of the Target Funds?

A:  In connection with the proposed Reorganizations, the Investment Adviser has contractually agreed to limit the total operating expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Fund on an annualized basis, for a period of two years from the date of the first Reorganization closing. If certain circumstances are met, the Combined Fund's Investment Adviser may be able to recoup some or all of these waived fees for up to three years following the waiver.

For the twelve month period ended June 30, 2017, the Gross Total Expense Ratios for ABE, ISL, IF, LAQ, SGF and GCH were 1.55%, 1.73%, 1.61%, 1.31%, 1.40% and 1.77%, respectively, and the Net Total Expense Ratios for ABE, ISL, IF, LAQ, SGF and GCH were 1.51%, 1.51%, 1.59%, 1.29%, 1.39% and 1.76%, respectively.

(Use of the term "Total Expenses," means a Fund's total annual operating expenses (including leverage costs). Use of the term "Total Expense Ratio," means a Fund's Total Expenses expressed as a percentage of its average net assets attributable to its common shares. Use of the term "Gross Total Expense Ratio" means a Fund's Total Expense Ratio before any expense limitations and/or fee waivers or reimbursements are taken into account. Use of the term "Net Total Expense Ratio" means a Fund's Total Expense Ratio after any expense limitations and/or fee waivers or reimbursements are taken into account.)

The Funds estimate that the completion of all of the Reorganizations would result in a Net Total Expense Ratio for the Combined Fund of 1.38% pre-tender offer and 1.46% post-tender offer (assuming a maximum reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017. As noted above, these estimates reflect the application of the 1.20% expense limitation and include the estimated costs associated with the Combined Fund's anticipated use of leverage, which are excluded from such expense limitation. However, these estimates do not take into account the increase in assets that would result from the Combined Fund's use of leverage. Assuming that all Reorganizations take place, if the Combined Fund's assets were increased to include assets acquired with leverage, the net total expense ratio of the Combined Fund is estimated to be 1.32% post-tender offer (assuming a maximum reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017.

The change in the Net Total Expense Ratio (TER) for the shareholders of each of the Target Funds is shown in the following table, post-tender offer, including estimated leverage costs of the Combined Fund:

	Net TER for 12 months ended June 30, 2017 (no leverage costs)*	Estimated Net TER for Combined Fund (including leverage costs and after 50% reduction in assets)**	Difference
ABE	1.51%	1.46%	-0.05%
ISL	1.51%	1.46%	-0.05%
IF	1.59%	1.46%	-0.13%
LAQ	1.29%	1.46%	+0.17%
SGF	1.39%	1.46%	+0.07%
GCH	1.76%	1.46%	-0.30%

  *  Each of the Target Funds does not currently use leverage.

  **  The Investment Adviser has contractually agreed to cap expenses of the Combined Fund to 1.20% (excluding leverage costs, taxes, and non-routine/extraordinary expenses) for two years from the date of the first Reorganization closing. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the Investment Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and the reimbursements do not

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cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

The Combined Fund's Total Expense Ratio will depend on the combination of the Funds in the proposed Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized.

The contractual management fee of the Combined Fund will be at an annual rate of:

•  0.90% of the first $250 million of the Combined Fund's average weekly net assets;

•  0.80% on the next $250 million; and

•  0.75% on amounts above $500 million.

The Funds' management fees may be calculated slightly differently from one another and the Combined Fund (for example, on the basis of average weekly net assets; average weekly market value or net assets, whichever is lower; or based on "Managed Assets," as defined below). However, the Combined Fund's contractual management fee rate is the same as or lower than the contractual management fee rate of each of ABE, ISL and IF. In addition, it is the same as or lower than the contractual management fee rate of LAQ and GCH at certain asset levels, but higher at other asset levels. The Combined Fund's contractual management fee rate is higher than the contractual management fee rate of SGF at every asset level.

The contractual management fee rates payable to the investment adviser of each Target Fund, as well as any existing contractual expense limitation or fee waiver arrangements agreed to by the investment adviser are set forth in the table below.

Target Fund	Contractual Management Fee Rate and Contractual Expense Limitation or Fee Waiver Arrangements, if any
ABE	• 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower);
• 1.125% on the next $100 million; and
• 1.00% of such assets over $200 million.*
* ABE's investment adviser has also agreed to contractually waive 0.05% of its annual management fee in a management fee waiver agreement. Such waiver agreement may not be terminated prior to the end of the current term of ABE's investment advisory agreement without the prior approval of ABE's Board, including a majority of the Directors of ABE who are not "interested persons," as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").
ISL	• 1.30% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower);
• 1.25% of such assets between $50 million and $100 million;
• 1.20% of such assets between $100 million and $150 million;
• 1.15% of such assets between $150 million and $200 million; and
• 1.05% of such assets over $200 million.*
* ISL's investment adviser has agreed to contractually waive 0.24% of its annual management fee in a management fee waiver agreement. Such waiver agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of ISL's Board, including a majority of the Directors of ISL who are not "interested persons," as such term is defined in the 1940 Act.
IF	• 1.00% of the first $50 million of the Fund's average weekly net assets; • 0.95% of such assets between $50 million and $100 million; and • 0.90% of such assets over $100 million.

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Target Fund	Contractual Management Fee Rate and Contractual Expense Limitation or Fee Waiver Arrangements, if any
LAQ	• 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower);
• 0.90% of such assets between $100 million and $150 million; and
• 0.80% of such assets over $150 million.*
* LAQ's investment adviser has also agreed to contractually waive 0.02% of its annual management fee in a management fee waiver agreement. Such waiver agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of LAQ's Board, including a majority of the Directors of LAQ who are not "interested persons," as such term is defined in the 1940 Act.
SGF	• 0.80% of the first $50 million of the Fund's average weekly Managed Assets[1]; and • 0.66% of such assets in excess of $50 million.
GCH	• 1.00% of the Fund's average weekly net assets up to $100 million;
• 0.90% of the Fund's average weekly net assets between $100 million and $200 million; and
• 0.75% of the Fund's average weekly net assets in excess of $200 million.*
* Effective January 1, 2017, GCH's investment adviser has also contractually agreed to limit the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly net assets of the Fund on an annualized basis. This agreement will continue in effect through December 31, 2018, and from year to year thereafter (a "Renewal Term"), unless and until the adviser notifies the Fund, at least thirty (30) days prior to the end of any Renewal Term, of its intention to terminate the agreement for the subsequent Renewal Term.

  1  "Managed Assets" of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund.

While the contractual management fee rate of the Combined Fund would be higher than the contractual management fee rate of certain Target Funds at all or certain assets levels, the Combined Fund would still be competitively priced relative to peers and the estimated effective management fee rates pre- and post-tender offer (assuming a maximum reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer) are below the median and average contractual management fee rate for the Acquiring Fund's peers, according to data prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party data provider.

The Acquiring Fund has engaged Aberdeen Asset Management Inc. as administrator ("AAMI" or the "Administrator") to which it pays an administration fee at an annual rate of 0.08% of the value of the Fund's average monthly net assets. This is the same rate paid by each of the Target Funds to AAMI as Administrator.

The Combined Fund, and each Target Fund, has engaged AAMI as Investor Relations Agent. Under the terms of an Investor Relations Services Agreement, each Fund owes a portion of the fees related to the Investor Relations Program, which is limited by AAMI to an annual rate of 0.05% of the Fund's average weekly net assets. Amounts in excess of 0.05% are borne by AAMI.

Q:  What happens if shareholders of one or more Target Funds do not approve its Reorganization but shareholders of the other Target Funds approve their Reorganizations?

A:  An unfavorable vote on a proposed Reorganization by the shareholders of one or more Target Funds will not affect the implementation of the Reorganizations of the other Target Funds if the other Reorganizations are approved by the shareholders of the other Target Funds.

If the Reorganization of any Target Fund is not approved, such Target Fund would continue to exist and operate on a stand-alone basis. However, the investment adviser to that Target Fund may, in connection with the ongoing management of that Target Fund and its product line, recommend alternative proposals for the Target Fund to the Board of that Target Fund, including liquidation or a re-solicitation of votes for the Reorganization.

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Q:  If the Reorganization of my Target Fund is approved, when will the Reorganization and tender offer take place?

A:  Subject to the requisite approval of the shareholders of a Target Fund with regard to the applicable Reorganization, it is currently expected that the consolidation will occur prior to the end of April 2018; however, this is subject to change depending on the timing of the Target Fund shareholder approvals. Although it is anticipated that the Reorganizations would all be consummated on the same date, one or more Reorganizations could be delayed and occur at a later date.

As noted above under "Why are the Reorganizations being recommended?", the Combined Fund will conduct a tender offer for shares of the Combined Fund at 99% of NAV in an amount that, together with capital gains then-accrued by the Combined Fund and to be distributed in 2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. Barring exceptional or unforeseen circumstances, the Combined Fund anticipates announcing the amount of the tender offer and an estimate of a special capital gains distribution within approximately 10 business days after the closing of the consolidation, both of which are expected to be completed and paid within approximately 60 days following the closing of the consolidation. These gains may still be offset by any capital losses realized during the Combined Fund's fiscal year ending December 31, 2018.

Q:  What are the primary characteristics of the Combined Fund following the Reorganizations?

A:  The Combined Fund will follow a multi-cap emerging markets equity income investment strategy that utilizes leverage. The Combined Fund will seek to provide both current income and long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market equity securities. Additionally, it is anticipated that the Combined Fund will begin using leverage for investment purposes through borrowing from a bank in an amount currently estimated to be approximately 10% of total assets. The countries that the Combined Fund's portfolio management team currently estimates will have approximately 10% or more representation in the Combined Fund's portfolio are Brazil, China and India. The countries that the Combined Fund's portfolio management team currently estimates will have approximately 5% or more representation in the Combined Fund's portfolio are Indonesia, Mexico, South Africa, Taiwan and Thailand. The sectors that the Combined Fund's portfolio management team currently estimates will have approximately 10% or more representation in the Combined Fund's portfolio are Consumer Staples, Financials, Information Technology and Telecom Services. The sectors that the Combined Fund's portfolio management team currently estimates will have approximately 5% or more representation in the Combined Fund's portfolio are Materials, Industrials, Consumer Discretionary and Real Estate. The Combined Fund's portfolio management team's estimates with respect to the percentages of leverage, country allocation and sector allocation are based on current market conditions and could significantly vary under different circumstances.

Although the Combined Fund will be permitted to utilize leverage for investment purposes upon the closing of the Reorganizations, it is not anticipated that the Combined Fund would implement leverage until after the proposed tender offer is completed. Management believes that with more certainty as to the size of the Combined Fund after the Reorganizations, it can seek more competitive proposals from potential lenders.

Q:  How similar are the Funds?

A:  Each of the Funds is advised by the Investment Adviser or Aberdeen Asset Management Asia Limited ("AAMAL"), each a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"). As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc, which changed its name to Standard Life Aberdeen plc, as a result of a merger of the two companies. AAML, AAMAL and their affiliates are referred to herein as "Aberdeen". Each of the Acquiring Fund, ABE, ISL and LAQ is advised by the Investment Adviser and managed by Aberdeen's Global Emerging Market's ("GEM") team, and each of IF, SGF and GCH is advised by AAMAL and managed by Aberdeen's Asian Equities team, which includes individuals who are also part of the larger GEM team.

Aberdeen's GEM team is comprised of over 50 investment professionals, which includes the named portfolio managers to each of the Funds set forth in the section "Management of the Funds — Portfolio Management," other portfolio managers who are part of the team and analysts, with approximately $49 billion in assets under management, and has been investing in emerging market equities since the 1980s. The GEM team undertakes fundamental, first hand company research across emerging markets and makes approximately 1,800 company visits annually. The GEM team will follow a similar investment process for the Combined Fund that it currently uses for each of the Acquiring Fund, ABE, ISL and LAQ. Many of the securities that the GEM team proposes to

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initially hold in the Combined Fund's portfolio following the Reorganizations are securities that are currently held in existing GEM team-managed portfolios. The GEM team has experience over many years managing listed closed-end funds with income or total return as an investment objective including First Trust/Aberdeen Emerging Opportunity Fund (listed in the United States), Aberdeen Asian Income Fund Limited (listed in the United Kingdom) and Aberdeen Latin American Income Fund Limited (listed in the United Kingdom).

In rendering investment advisory services to the Acquiring Fund and the Target Funds, AAML and AAMAL may use the resources of subsidiaries owned by Aberdeen PLC. The Aberdeen PLC affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the Aberdeen PLC affiliates may render portfolio management, research and/or trade services to U.S. clients of AAML or AAMAL.

Like ABE, ISL, IF and LAQ, the Acquiring Fund's common shares are listed on the NYSE American. Shares of SGF and GCH are listed on the New York Stock Exchange. The Combined Fund's common shares will be listed on the NYSE American.

The investment objectives, investment strategies and policies, investment restrictions and investment risks of the Funds have certain similarities and differences, which are described in this Joint Proxy Statement/Prospectus.

Each Target Fund's investment objective is a fundamental policy and may not be changed without shareholder approval. The Acquiring Fund's investment objective is not a fundamental policy and may be changed without shareholder approval, but with 60 days' prior notice to shareholders. Each Fund's investment objective is as follows:

Target Fund Objectives
ABE	The Fund's investment objective is to seek long-term capital appreciation.
ISL	The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.
IF	The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective.
LAQ	The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.
SGF	The investment objective of the Fund is long-term capital appreciation which it seeks through investment primarily in Singapore equity securities.
GCH	The investment objective of the Fund is to achieve long-term capital appreciation.
Combined Fund Objective
Combined Fund	The Fund seeks to provide both current income and long-term capital appreciation.

Under normal market conditions, each Fund invests at least 80% of its assets in the investments suggested by its name. Each Fund's 80% policy is as follows:

Target Fund 80% Policies
ABE	Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers.
ISL

The Fund has adopted a policy to invest under normal circumstances, at least 80% of the value of its assets in investments, which are tied economically to Israel, with substantially all of its assets invested in equity securities of Israeli Companies (defined in the "Comparison of Funds" section below).

IF	The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Indonesian securities.
LAQ	Under normal market conditions, the Fund will invest substantially all, and at least 80%, of its total assets in Latin American equity securities.
SGF	Under normal circumstances, at least 80% of the Fund's net assets are invested in Singapore equity securities.
GCH	Under normal market conditions, at least 80% of the net assets will be invested in listed equity securities of China companies (defined in the "Comparison of Funds" section below).

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Combined Fund 80% Policy
Combined Fund

Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in emerging markets equity securities (defined in the "Comparison of Funds" section below).

See "COMPARISON OF THE FUNDS" in the Joint Proxy Statement/Prospectus for a comparison of the Funds' investment objectives and significant investment strategies and policies and investment risks.

Each Fund is organized as a Maryland corporation and each is a non-diversified, closed-end management investment company registered under the 1940 Act, except that as of April 2017, ABE has operated as a diversified investment company for at least three years meaning that, under Securities and Exchange Commission guidance, ABE can no longer operate as a non-diversified investment company without the approval of shareholders.

Although all of the Funds are subject to Maryland corporate law, they have different Articles of Incorporation and By-Laws. The material terms of the Funds' organizational documents are described in the Joint Proxy Statement/Prospectus under "CERTAIN PROVISIONS IN EACH FUND'S CHARTER AND BYLAWS; GOVERNING LAW".

Q:  How will the Reorganizations be effected?

A:  Assuming Target Fund shareholders approve the Reorganization of their Target Fund, the Acquiring Fund will acquire substantially all of the Target Fund's assets and assume all of the Target Fund's stated liabilities in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional common shares). The Target Fund will then terminate its registration under the 1940 Act liquidate, dissolve and terminate in accordance with its charter and Maryland law.

You will become a shareholder of the Acquiring Fund following your Target Fund's Reorganization. You will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the Target Fund you held immediately prior to such Reorganization (although you may receive cash for fractional shares). The NAV of each Target Fund and the Acquiring Fund will reflect the applicable costs of the Reorganization. The market value of the common shares of the Combined Fund you receive may be less than the market value of the common shares of the Target Fund shares you held prior to the Reorganizations.

Q:  Have common shares of the Target Funds and the Acquiring Fund historically traded at a premium or a discount to its respective NAVs?

A:  The common shares of each Fund have historically fluctuated between a discount and a premium. As of September 15, 2017, each Fund traded at a discount to its respective NAV.

To the extent a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, such Target Fund shareholders would have the potential for an economic benefit by the possible narrowing of the discount/premium. To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, such Target Fund shareholders may be negatively impacted if the Reorganizations are consummated. The Combined Fund shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV.

Q:  Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:  You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with these proposed Reorganizations, including the costs associated with the Special Meetings, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately based on relative net assets, except that the Investment Adviser or its affiliate will bear Reorganization costs of any Target Fund to the extent that such costs exceed its contractual expense limitation, if any, as discussed more fully in the Joint Proxy Statement/Prospectus. As of September 15, 2017, the only Fund proposed to participate in the consolidation for which the Investment Adviser or its affiliate expects to bear such expenses is GRR, the proposal for which is

9

presented in a separate proxy statement/prospectus, because its current expenses already exceed its contractual expense limitation. The only other Fund with a contractual expense limitation is GCH. Because of the expected benefits of the consolidation for each of the Target Funds, each Fund's investment adviser recommended that, and the Boards of such Target Funds have approved having, the Target Funds be responsible for their own Reorganization expenses. See "Reasons for the Reorganizations" in the attached Joint Proxy Statement/Prospectus. The expenses of the Reorganizations, excluding portfolio transaction costs (described further below), are estimated to be:

Target Fund	Total Reorganization Expenses	Reorganization Expenses Per Share
ABE	$340,000	$0.04
IF	$240,000	$0.03
ISL	$260,000	$0.07
LAQ	$415,000	$0.06
SGF	$280,000	$0.04
GCH	$320,000	$0.04	*

  *  Will be borne by AAMAL to the extent such costs exceed such Fund's contractual expense limitation.

In addition, each of ABE, LAQ, SGF and GCH must sell a portion of its portfolio in advance of the relevant Reorganization because securities held by such Target Funds in certain countries cannot be transferred to the Acquiring Fund due to local market restrictions. In connection with such sales, such Funds may hold a significant amount of cash and may, therefore, depart from their investment objectives and strategies in advance of the Reorganization. In addition, in order for the relevant Reorganization to qualify for tax-free treatment under U.S. law, with the proceeds of the sales of the securities that may not be transferred, ABE and LAQ will acquire additional securities that may be transferred to the Acquiring Fund. In order to minimize post-Reorganization transaction costs, ABE and LAQ will acquire securities in accordance with the Acquiring Fund's investment objective and strategies and, as a result, may depart from their respective current investment objectives and strategies. Each Target Fund will bear the portfolio transaction costs associated with sales and purchases, as applicable, of such securities in advance of the Reorganization. These costs are estimated as follows:

Target Fund	Total Transaction Costs	Costs per share
ABE	$316,000	$0.033
LAQ	$336,800	$0.045
SGF	$1,500	$0.000
GCH	$86,500	$0.010
GRR*	$34,900	$0.010

  *  The proposed reorganization of GRR into the Acquiring Fund is presented to GRR's shareholders in a separate proxy statement/prospectus; however, GRR would be included with the Target Funds as part of the Combined Fund and would therefore share in the total transaction costs post-reorganization.

All shareholders of the Combined Fund will bear the costs of rebalancing the Combined Fund's portfolio after the Reorganizations. Such costs are currently estimated to be approximately $2,420,000, or $0.02 per share, assuming all Target Funds and GRR participate in the Reorganizations.

In addition, as described above under "Why are the Reorganizations being recommended?", following the Reorganizations, the Combined Fund will conduct a tender offer of its shares. Shareholders may expect to incur tax consequences as a result of the tender offer, which may vary depending on the size of the tender offer. The Combined Fund will be required to sell portfolio securities in order to raise cash to pay the tender offer proceeds, which will also result in portfolio transaction costs and likely capital gains distributions.

Neither the Funds nor the Investment Adviser will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

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Q:  Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A:  Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization, except for any gain or loss that may be required to be recognized as a result of the close of each Target Fund's taxable year due to the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Reorganization.

Prior to the closing date of the Reorganizations (the "Closing Date"), each Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund's shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund's shareholders for U.S. federal income tax purposes.

In addition to any gains generated through regular portfolio trading activity by each Target Fund, certain Target Funds will realize capital gains in advance of the Reorganizations on the sale of securities that are not permitted to be transferred to the Acquiring Fund. The estimated percentage of each Target Fund's portfolio to be sold in advance of the Reorganizations and the estimated transaction costs related to such sales are shown in the table below as of September 30, 2017. These estimates are subject to change depending on market circumstances at the time such sales are made. In addition, each Fund's investment adviser and administrator is exploring whether certain of the securities currently expected to be sold in advance of the Reorganizations because they are not transferable can in fact be transferred to the Acquiring Fund. If they can be, then transaction costs incurred by the relevant Target Fund are expected to be less, perhaps materially. LAQ and, to a much lesser extent, ABE would be affected by the outcome of this analysis.

Fund	Estimated Percentage of Portfolio to be Sold in Advance of Reorganization	Estimated Transaction Costs	Estimated Transaction Costs per Share
ABE	47%	$316,000	$0.033
IF	0%	n/a	n/a
ISL	0%	n/a	n/a
LAQ	56%	$336,800	$0.045
SGF	1%	$1,500	$0.000
GCH	24%	$86,500	$0.010

The estimated capital gains distribution resulting from such sales on an aggregate and per share basis are shown in the table below as of September 30, 2017. These estimates are subject to change depending on market circumstances at the time such sales are made. Each of ABE and SGF have capital loss carryforwards that would offset the estimated capital gains generated. In addition, as noted above, if certain of the securities currently expected to be sold in advance of the Reorganizations can be transferred to the Acquiring Fund, then the estimated capital gains distribution of the impacted Fund, particularly LAQ, is expected to be less, perhaps materially and may, in fact, be negligible.

Fund	Estimated Capital Gains Distribution	Estimated Capital Gains Distribution per share
ABE	$0	$0.00
IF	n/a	n/a
ISL	n/a	n/a
LAQ	$15,402,079	$2.07
SGF	$0	$0.00
GCH	$6,319,267	$0.72

Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Although it is expected that the portfolio realignment would occur

11

principally following the Reorganizations, the Acquiring Fund may begin to realign its portfolio after Target Fund shareholder approval of the Reorganizations but prior to the consolidation in a manner consistent with its current investment objective and strategies. Based on each Fund's holdings as of September 30, 2017, the Combined Fund expects to sell approximately 88% of its portfolio following the closing of the Reorganizations, assuming that all Reorganizations are approved and consummated, which would generate an estimated $2,420,000, or $0.02 per share, in transaction costs if such securities were sold on September 30, 2017. The total estimated capital gains to be realized from the sales of the portfolio securities, if the portfolio restructuring had occurred on September 30, 2017, is $64,490,729 or $1.25 per share; these figures assume a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer and reflect the use of tax equalization accounting treatment for the proposed tender offer, which helps to reduce the impact of any capital gains realized through the sale of portfolio securities. The distribution amount noted in the preceding sentence is an estimate based on market conditions as of September 30, 2017 and there can be no guarantee that the distributions actually paid will not be materially higher or lower than the estimate. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. In addition, as noted above, each Fund's investment adviser and administrator is exploring whether certain of the securities currently expected to be sold by each Target Fund in advance of the Reorganizations can be transferred to the Acquiring Fund. If they can be, then the estimated transaction costs incurred by the Combined Fund and the Combined Fund's capital gains distribution following the Reorganizations are expected to be higher, perhaps materially. The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and the Combined Fund's basis in such securities, offset by capital loss carry forwards, if any. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

In addition, cash would be raised in connection with the proposed tender offer, which may also generate transaction costs and capital gains. The total anticipated portfolio transaction costs of sales of portfolio securities to effect a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer, if the tender had occurred on September 30, 2017, is estimated to be $972,650 or $0.01 per share. The tax impact of the tender offer will depend on the difference between the price at which portfolio securities are sold and the Combined Fund's basis in such securities, offset by capital loss carry forwards, if any. As noted in the preceding paragraph, the Combined Fund anticipates selling a significant portion of its portfolio in advance of the tender offer and purchasing securities in line with its new investment strategy. The price at which portfolio securities are bought by the Combined Fund in line with its new investment strategy, and the price at which they would be sold in advance of the tender offer, cannot be predicted; as a result, the amount of capital gains (or losses) to be realized from the sale of such securities to raise cash for the tender offer cannot be estimated. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the purchases and sales. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

The gains from the portfolio realignment post-Reorganizations and those related to the sale of portfolio securities to fund the tender offer would be in addition to any gains generated by the Acquiring Fund in the ordinary course of business prior to the Reorganizations. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders. Currently, the Combined Fund anticipates making a special capital gains distribution following the consolidation. Barring exceptional or unforeseen circumstances, the Combined Fund anticipates announcing the amount of the tender offer and an estimate of the special capital gains distribution within 10 business days after the closing of the consolidation, both of which are expected to be completed and paid within approximately 60 days following the consolidation. These gains may still be offset by any capital losses realized during the Combined Fund's fiscal year ending December 31, 2018. Any net capital gains realized from the portfolio realignment, the sale of portfolio securities to fund the tender offer and routine trading that have not previously been distributed would be distributed to shareholders at year end.

The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

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Q:  What are the U.S. federal tax consequences of the proposed tender offer both to: (i) existing shareholders who participate in the tender offer and (ii) existing shareholders who choose not to participate in the tender offer?

A:  Generally, all U.S. shareholders (other than tax-exempt shareholders) of the Combined Fund who sell shares in the tender offer are expected to recognize gain or loss for U.S. federal income tax purposes equal to the difference between the cash they receive for the shares sold and their adjusted cost basis in the shares, except that in certain circumstances a tendering shareholder who does not have a complete termination of his or her interest in the Combined Fund may be treated as having received a distribution from the Combined Fund (rather than having recognized gain or loss from a sale). The sale date for tax purposes will be the date the Combined Fund accepts shares for purchase. Participating shareholders should consult their tax adviser regarding specific tax consequences, including potential state, local and foreign tax consequences. Shareholders of the Combined Fund who choose not to tender will retain their investment in the Combined Fund and therefore generally will not trigger a taxable event at that time. The Combined Fund will be required to sell portfolio securities in order to raise cash to pay the tender offer proceeds, which will also result in portfolio transaction costs and possibly generate capital gains. The Combined Fund currently expects to use tax equalization accounting adjustments to reduce the impact of the net capital gains required to be distributed for ongoing shareholders.

As noted above under "Will I have to pay any U.S. federal taxes as a result of the Reorganizations?", the Combined Fund anticipates making a special capital gains distribution following the consolidation. Any net capital gains realized from the portfolio realignment, the sale of portfolio securities to fund the tender offer and routine trading that have not previously been distributed would be distributed to shareholders at year end. As of September 30, 2017, the estimated capital gain distribution would be $64,490,729 total ($1.25 per share) including any capital gains anticipated to be realized as a result of the portfolio realignment that will occur in connection with the Reorganizations and assuming that all Reorganizations are consummated and a 50% reduction in assets of the Combined Fund from the distributions and the proposed tender offer. The final amount will depend on a variety of factors, including market conditions at the time such sales and purchases are made.

Q:  How does the Board of my Fund suggest that I vote?

A:  After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the Reorganization of your Fund.

Q:  How do I vote my proxy?

A:  You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q:  Whom do I contact for further information?

A:  You may contact your financial advisor for further information. You may also call AST Fund Solutions, the Funds' proxy solicitor, at (888) 288-0951.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" the proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

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YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 16, 2018.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
http://www.aberdeen-asset.us/cef

JOINT PROXY STATEMENT/PROSPECTUS
ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.
ABERDEEN SINGAPORE FUND, INC.
ABERDEEN GREATER CHINA FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

SPECIAL MEETINGS OF SHAREHOLDERS
MARCH 16, 2018

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. ("ABE"), Aberdeen Israel Fund, Inc. ("ISL"), Aberdeen Indonesia Fund, Inc. ("IF"), Aberdeen Latin America Equity Fund, Inc. ("LAQ"), Aberdeen Singapore Fund, Inc. ("SGF") and/or Aberdeen Greater China Fund, Inc. ("GCH" and collectively with ABE, ISL, IF, LAQ and SGF, the "Target Funds," and each, a "Target Fund"). Each of the Funds is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and a corporation organized under the laws of the State of Maryland. Special meetings of shareholders (each a "Special Meeting," and collectively, the "Special Meetings") of each of the Target Funds will be held at the offices of Aberdeen Asset Management Inc. ("AAMI"), 1735 Market St., 32nd Floor, Philadelphia, PA, 19103, on March 16, 2018 at the following times:

ABE	9:00 a.m. Eastern time
LAQ	10:00 a.m. Eastern time
IF	11:00 a.m. Eastern time
ISL	12:00 p.m. Eastern time
SGF	2:00 p.m. Eastern time
GCH	3:00 p.m. Eastern time

The purpose of each Special Meeting is to act on the proposal set out below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting of your Target Fund or any adjournment or postponement thereof, the Board of Directors of the Target Fund (each, a "Board" and collectively, the "Boards") requests that you vote your shares of common stock ("common shares") by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is [February 9], 2018.

Proposal: The shareholders of each Target Fund are being asked to approve an Agreement and Plan of Reorganization between their Target Fund and Aberdeen Chile Fund, Inc. ("CH" or the "Acquiring Fund," and together with the Target Funds, the "Funds," and each, a "Fund"), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund and the Acquiring Fund would assume all stated liabilities of the Target Fund in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law. The Acquiring Fund is an emerging markets equity income fund that seeks to provide both current income and long-term capital appreciation and is advised by Aberdeen Asset Managers Limited ("AAML" or the "Investment Adviser") (each such Plan a "Reorganization Agreement").

The Acquiring Fund will be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. upon the first Reorganization closing.

Each Fund is advised by the Investment Adviser (the Acquiring Fund, ABE, ISL and LAQ) or Aberdeen Asset Management Asia Limited ("AAMAL") (IF, SGF and GCH), each a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"). As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc, which changed its name to Standard Life Aberdeen plc, as a result of a merger of the two companies.

The Reorganization Agreement that each Target Fund's shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a "Reorganization." The Acquiring Fund following any or all Reorganizations is referred to herein as the "Combined Fund."

The Reorganizations seek to combine eight funds (CH, ABE, LAQ, ISL, IF, SGF, GCH and The Asia Tigers Fund, Inc. ("GRR"), the reorganization proposal for which is presented to its shareholders in a separate proxy statement/prospectus) with different, but in most cases similar, investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization. Upon the closing of one or more of the Reorganizations, the Acquiring Fund will be renamed Aberdeen Emerging Markets Equity Income Fund, Inc., trade on the NYSE American under the ticker symbol "AEF" and will invest in emerging markets equity securities with an objective of seeking to provide both current income and long-term capital appreciation. The Combined Fund's investment objectives and policies are described in this Joint Proxy Statement/Prospectus.

In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume all stated liabilities of the Target Fund in exchange solely for newly-issued common shares of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares") in the form of book entry interests. The Acquiring Fund will list the Acquiring Fund Shares on the NYSE American. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional common shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company.

As a result of a Reorganization, each Target Fund shareholder will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value ("NAV") (not the market value) immediately after the Reorganization equal to the aggregate NAV (not the market value) of that Target Fund shareholders' Target Fund common shares immediately prior to such Reorganization. The NAV of each Target Fund and the Acquiring Fund will reflect the applicable costs of such Reorganization. The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of the Target Fund that the shareholder held prior to the Reorganizations.

The Board of each Fund further considered the Reorganization of such Target Fund in detail, including that the Board of the Acquiring Fund would consider a proposal to add certain individuals who currently serve as Board members of one or more of the Target Funds to the Acquiring Fund Board, subject to election by shareholders of the Acquiring Fund, and the range of sizes of a tender offer that would be conducted after the Reorganizations. The Boards recognized that the size of the tender offer should be limited so that the Combined Fund maintains sufficient assets in order to achieve certain benefits of a consolidation. For example, better trading volume is generally associated with a larger fund. Nonetheless, the Board of each Fund was of the view that a tender offer of a meaningful size post-Reorganizations is reasonable and appropriate and would increase the likelihood of shareholder support for the Reorganizations. In considering the tender offer amount, which ultimately will be determined by the Combined Fund's Board, each Board considered that certain Target Funds will realize capital gains in advance of the Reorganization on the sale of securities that are not permitted to be transferred to the Acquiring Fund in-kind, and the Combined Fund will realize capital gains in connection with the realignment of its portfolio following the Reorganizations and that the required distributions of those gains would shrink the size of the Combined Fund. With these considerations in mind, the Funds entered into a Standstill Agreement with City of London Investment Management Company Limited ("CoL"), a large holder of certain Target Funds, which requires the Combined Fund to commence a tender offer for shares of the Combined Fund at 99% of net asset value in an amount that, together with capital gains then-accrued by the Combined Fund and to be distributed in 2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The size and final terms of the tender offer will be determined at a later date.

In addition to a requirement to conduct a tender offer on the terms described above, the Standstill Agreement with CoL requires the Combined Fund to establish a targeted discount policy, which will seek to manage the Combined Fund's share trading discount by: (1) committing the Combined Fund to buy back shares in the open market when the Combined Fund's shares trade at a discount of 10% or more to net asset value ("NAV") and (2) undertaking a 15% tender offer if the average discount exceeds 11% of NAV over any rolling twelve-month period commencing on the closing of a Reorganization and ending on December 31, 2019, provided that the Fund shall not be required to conduct more than one tender offer during such period pursuant to this provision. In implementing this targeted discount policy, the Combined Fund will not buy back shares in the open market until at least 60 days after the completion of all of the Reorganizations. Also, pursuant to the Standstill Agreement, the Combined Fund's expense ratio will be capped at 1.20% (excluding leverage costs, tax and non-routine/extraordinary expenses) through December 31, 2019, which the Investment Adviser has agreed to extend until two years from the date of the first Reorganization closing. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the Investment Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

Under the Standstill Agreement, CoL has agreed to (1) submit for tender all shares of the Combined Fund beneficially owned by it in the tender offer, (2) vote all shares beneficially owned by it in favor of all Combined Fund Director nominees and all proposals submitted at shareholder meetings in 2018 relating to the consolidation, (3) through December 31, 2019, vote all Combined Fund shares beneficially owned by it following the closing of the Reorganizations in favor of any Director nominees submitted at a shareholder meeting with respect to which the Board recommends a vote in favor and against any proposal or Director nominee with respect to which the Board recommends a vote against through December 31, 2019 and (4) be bound by certain "standstill" covenants through December 31, 2019. In the event that CoL submits its shares in the tender offer and the tender offer is oversubscribed, the shares submitted by CoL will be accepted by the Combined Fund pro rata according to the same percentage accepted by the Combined Fund for all other tendering shareholders.

The Standstill Agreement will remain in effect until the earliest of the "Standstill Period" (which expires on December 31, 2019), such other date mutually agreed by the parties to the Agreement or termination of the Agreement. The Standstill Agreement will terminate if the Acquiring Fund or any Target Fund fails to complete the Reorganization on or before the end of the second calendar quarter of 2018 or the Acquiring Fund fails to complete the tender offer and distribute the proceeds of the tender offer in cash to the participating shareholders on or before the end of the third calendar quarter of 2018, unless the parties agree to extend the time period for such actions.

Each Reorganization will be voted upon separately by each Target Fund's shareholders and the closing of any Reorganization is not contingent upon the approval of any other Reorganization. It is possible that shareholders of one or more Target Funds do not approve the Reorganization of their Target Fund. If this were to occur, the aggregate size of the Combined Fund would be less, perhaps materially.

In the event that shareholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand-alone basis. In addition, the Standstill Agreement with CoL will terminate with respect to that Target Fund, and CoL would cease to be bound by its obligations thereunder. However, the investment adviser to that Target Fund may, in connection with the ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund, including the liquidation of the Target Fund or a re-solicitation of votes for the Reorganization.

This Joint Proxy Statement/Prospectus sets forth the information that shareholders of each Target Fund should know before voting on the proposal for their Target Fund and constitutes an offering of Acquiring Fund shares. Please read this Joint Proxy Statement/Prospectus carefully and retain it for future reference. A Statement of Additional Information, dated February 1, 2018, relating to this Joint Proxy Statement/Prospectus (the "Statement of Additional Information") has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. Copies of each Fund's most recent annual report and semi-annual report can be obtained on the following website at http://cef.aberdeen-asset.us/en/cefinvestorcenter/range. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or such Fund's most recent annual report or semi-annual report to any shareholder upon request. Any such request for all Funds should be directed to Investor Relations toll-free at 1-800-522-5465. The Statement of Additional Information and the annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC's website at www.sec.gov. The address of the principal executive offices of all Funds is 1735 Market St., 32nd Floor, Philadelphia, PA 19103, and the telephone number is 1-800-522-5465.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

Aberdeen updates Fund performance information, as well as certain other information for the Funds, on a monthly basis on its website at http://cef.aberdeen-asset.us/en/cefinvestorcenter/range. Shareholders are advised to periodically check the applicable website for updated performance information and other information about the Funds.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of a Target Fund who share an address, unless the Target Fund has received instructions to the contrary. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Funds at the address and phone number set forth above.

The common shares of the Acquiring Fund are listed on the NYSE American under the ticker symbol "CH" and will be listed on the NYSE American as "AEF" after the completion of the Reorganizations. The common shares of each of the Target Funds are listed on the relevant exchange under the ticker symbols as follows: NYSE American: "ABE", "ISL," "IF," "LAQ"; New York Stock Exchange ("NYSE"): "SGF" and "GCH".

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in each of the Reorganizations. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

We will admit to a Special Meeting of a Fund (1) all shareholders of record of the Fund on the Record Date, (2) persons holding proof of beneficial ownership of the Fund at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to a Special Meeting must present photo identification. If you plan to attend a Special Meeting, we ask that you call us in advance at 1-800-522-5465. For directions to the meeting, please contact AST Fund Solutions, the firm assisting us in the solicitation of proxies, at (888) 288-0951.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is February 1, 2018.

TABLE OF CONTENTS

SUMMARY	1
RISK FACTORS AND SPECIAL CONSIDERATIONS	6
EXPENSE TABLE FOR SHAREHOLDERS	37
REASONS FOR THE REORGANIZATIONS	41
PROPOSAL: THE REORGANIZATIONS OF THE TARGET FUNDS	50
INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND	54
COMPARISON OF THE FUNDS	61
MANAGEMENT OF THE FUNDS	84
ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS	94
DIVIDENDS AND DISTRIBUTIONS	97
DIVIDEND REINVESTMENT PLANS	98
CERTAIN PROVISIONS IN EACH FUND'S CHARTER AND BYLAWS; GOVERNING LAW	102
VOTING RIGHTS	111
APPRAISAL RIGHTS	112
FINANCIAL HIGHLIGHTS	112
INFORMATION ABOUT THE REORGANIZATIONS	120
TERMS OF THE REORGANIZATION AGREEMENT	120
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS	122
VOTING INFORMATION AND REQUIREMENTS	126
SHAREHOLDER INFORMATION	128
SHAREHOLDER PROPOSALS	130
SOLICITATION OF PROXIES	131
LEGAL MATTERS	132
OTHER MATTERS WITH RESPECT TO THE MEETING	132
OTHER INFORMATION	132
APPENDIX A—INVESTMENT RESTRICTIONS	A-1
APPENDIX B—FORM OF AGREEMENT AND PLAN OF REORGANIATION	B-1

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Each Fund is overseen by its own Board of Directors. Each Board is only responsible for the information contained in this Joint Proxy Statement/Prospectus with respect to its Fund.

The Proposed Reorganizations

The Board of each Fund (the members of which are referred to herein as "Directors"), including the Directors who are not "interested persons" of such Fund (as defined in the 1940 Act) (the "Independent Directors"), has unanimously approved the applicable Reorganization(s), including the respective Reorganization Agreement(s). Assuming each Target Fund's shareholders approve its Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume all stated liabilities of the Target Fund in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued common shares on the NYSE American. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional common shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company. As a result of each Reorganization, each Target Fund shareholder will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Reorganization equal to the aggregate NAV (not the market value) of that shareholder's Target Fund common shares immediately prior to the Reorganization. The NAV of each Target Fund and the Acquiring Fund will reflect the applicable costs of such Reorganization. The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of the Target Fund that the shareholder held prior to the Reorganizations.

Background and Reasons for the Proposed Reorganizations

The Reorganizations seek to combine eight funds (including GRR, the reorganization proposal for which is presented to its shareholders in a separate proxy statement/prospectus) that have different, but in most cases similar, investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. Because shareholders of each Target Fund will vote separately on their Fund's respective Reorganization, there are multiple potential combinations of Reorganizations.

Based on the considerations below, the Board of each Target Fund (each, a "Target Fund Board"), including the Independent Directors, has determined that the Reorganization of such Target Fund would be in the best interests of the applicable Fund and that the interests of the existing shareholders of such Target Fund would not be diluted as a result of the Reorganization. Each Target Fund Board has approved its respective Reorganization and recommends that shareholders of such Fund approve its respective Reorganization.

Each Target Fund Board considered its respective Reorganization over a series of meetings (collectively, the "Meetings"). The joint Meetings of the Boards of ABE, ISL, IF and LAQ met on June 13, 2017, August 23, 2017 (ISL only), September 6, 11 and 12, 2017 and October 2, 2017. The Boards of SGF and GCH met separately on June 13, 2017, September 11 and 12, 2017 and October 2, 2017. The Board of SGF also met on December 19, 2017. In preparation for the Meetings, the Investment Adviser or its affiliates provided each Board with information regarding the proposed Reorganizations, including the rationale therefor. The Board of each Fund considered a number of factors in reaching its determination with respect to the relevant Fund, including, but not limited to, the following:

•  potential for improved economies of scale and, excluding the costs of leverage anticipated to be used by the Combined Fund, a lower net total expense ratio with respect to the Fund;

°  In connection with the proposed Reorganizations, the Investment Adviser has contractually agreed to limit the total operating expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Combined Fund on an annualized basis, for a period of two years from the closing of the first Reorganization.

  The Funds estimate that the completion of all of the Reorganizations would result in a net total expense ratio for the Combined Fund, excluding the costs of leverage anticipated to be used, of 1.13% pre-tender offer and 1.20% post-tender offer (assuming a maximum reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017, which would result in a reduction in the net total expense ratio for the shareholders of each of the Target Funds as follows:

	As of 6/30/2017 Pre-Tender Offer	As of 6/30/2017 Post-Tender Offer
ABE	0.37%	0.31%
ISL	0.37%	0.31%
IF	0.45%	0.39%
LAQ	0.15%	0.09%
SGF	0.25%	0.19%
GCH	0.62%	0.56%

  The Combined Fund is expected to utilize leverage as part of its investment strategies, the costs of which would be dependent on the amount of leverage used by the Combined Fund and the commercial terms of the leverage arrangements. The costs of such leverage would increase the Net Total Expense Ratio of the Combined Fund. Any leverage arrangements entered into by the Combined Fund would be subject to approval by the Combined Fund's Board.

  The level of expense savings or increases will vary depending on the combination of the Funds in the proposed Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized.

•  alternatives to the Reorganization;

•  the potential effects of the Reorganization on the distributions of the Fund;

°  It is anticipated that the Combined Fund will have a higher dividend yield than each Target Fund. The model portfolio of the Combined Fund assuming that the proposed strategy changes had been implemented as of June 2017 provides an estimated gross dividend yield of 4.1% (Source: Factset). A Fund's earnings and net investment income can be expected to vary depending on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will not decline. In addition, the Combined Fund's future earnings may vary depending on the combination of the proposed Reorganizations and the resulting size of the Combined Fund after the capital gain distributions and tender offer.

•  the potential effects of the Reorganization on the Fund's premium/discount to NAV;

•  the differences between and compatibility of the Fund's investment objectives, strategies, policies and related risks and those of the Combined Fund;

•  consistency of portfolio management;

•  the potential for improved secondary market trading;

•  the potential for operating and administrative efficiencies;

•  the anticipated tax-free nature of the Reorganization;

•  the potential effects on the Fund's capital loss carryforwards;

•  the effects on the Fund's undistributed net investment income and capital gains, if any;

•  the expected costs of the Reorganization;

•  the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Fund;

•  the effect of the Reorganization on shareholder rights; and

•  any potential benefits of the Reorganization to the Investment Adviser and its affiliates.

Each Target Fund Board, including the Independent Directors, approved its respective Reorganization, concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of its respective Reorganization. This determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole with respect to its Fund and shareholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Each Reorganization will be voted upon separately by each Target Fund's shareholders and the closing of any Reorganization is not contingent upon the approval of any other Reorganization. It is possible that shareholders of one or more Target Funds do not approve the Reorganization of their Target Fund. If this were to occur, the aggregate size of the Combined Fund would be less, perhaps materially.

If a Reorganization is not approved by a Target Fund's shareholders, such Target Fund will continue to operate for the time being as a stand-alone Maryland corporation and will continue to be advised by its current investment adviser. In addition, the Standstill Agreement with CoL will terminate with respect to that Target Fund, and CoL would cease to be bound by its obligations thereunder. However, the investment adviser to that Target Fund may, in connection with ongoing management of the Fund and its product line, recommend alternative proposals to the Board of such Target Fund, including the liquidation of the Target Fund or a re-solicitation of votes for the Reorganization.

Further Information Regarding the Reorganizations

Each Target Fund Board has determined that the Reorganization of such Target Fund is in the best interests of the Target Fund and its shareholders, and that the interests of such shareholders will not be diluted as a result of such Target Fund's Reorganization. The share exchange in each Reorganization will be based on the net asset value of the Target Fund and the Acquiring Fund; therefore, shareholders will not experience dilution. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds. In addition, all of the Funds are closed-end funds which have traded primarily at a discount in the secondary market. To the extent that the Acquiring Fund's discount is greater than that of a Target Fund on the date of the applicable Reorganization, the Target Fund's shareholders would receive less for their Acquiring Fund shares if sold in the market; however, market prices can change on a daily basis.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganizations, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Funds' taxable years due to the Reorganizations. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Willkie Farr & Gallagher LLP ("Willkie Farr"), dated as of the Closing Date of such Reorganization, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Board of each Target Fund requests that shareholders of such Target Fund approve such Fund's proposed Reorganization at the Special Meeting to be held on March 16, 2018.

Shareholder approval of the ABE, ISL, LAQ and GCH Reorganizations requires the affirmative vote of the holders of a majority of the votes entitled to be cast by ABE, ISL, LAQ and GCH, respectively. Shareholder approval of the IF and SGF Reorganizations requires the affirmative vote of two-thirds (66 2/3%) of the outstanding shares entitled to be cast by IF and SGF, respectively. For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the shareholders of a Target Fund with regard to the applicable Reorganization, it is currently expected that the Closing Date will be prior to the end of April 2018; however, this is subject to change depending on the timing of the Target Fund shareholder approvals.

Investing in the Combined Fund following a Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

Each Target Fund's Board recommends that shareholders of such Target Fund vote "FOR" the Target Fund's proposed Reorganization.

Appraisal Rights

The shareholders of each Fund do not have appraisal rights for their common shares in their respective Fund.

Comparison of the Funds

The investment objectives, investment strategies and policies, investment restrictions and investment risks of the Funds have certain similarities and differences, which are described in this Joint Proxy Statement/Prospectus. The investment objective, investment strategies and policies of the Combined Fund will be those of CH, with such changes as were approved by the Board of CH and CH shareholders at a meeting held on January 26, 2018 contingent upon the closing of one or more of the Reorganizations. It is currently anticipated that, if approved by shareholders, all Reorganizations will take place on the same day. This Joint Proxy Statement/Prospectus only describes the investment objective, investment strategies and policies of the Combined Fund that will be in effect upon the closing of a Reorganization.

A comparison of the Funds' investment objectives and significant investment strategies and policies is set forth below.

Each Target Fund's investment objective is a fundamental policy and may not be changed without shareholder approval. The Acquiring Fund's investment objective is not a fundamental policy and may be changed without shareholder approval, but with 60 days' prior notice to shareholders. Each Fund's investment objective is as follows:

Target Fund Objectives
ABE	The Fund's investment objective is to seek long-term capital appreciation.
ISL	The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.
IF	The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective.
LAQ	The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.
SGF	The investment objective of the Fund is long-term capital appreciation which it seeks through investment primarily in Singapore equity securities.
GCH	The investment objective of the Fund is to achieve long-term capital appreciation.
Combined Fund Objective
Combined Fund	The Fund seeks to provide both current income and long-term capital appreciation.

Under normal market conditions, each Fund invests at least 80% of its assets in the investments suggested by its name. Each Fund's 80% policy is as follows:

Target Fund 80% Policies
ABE	Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers.
ISL

The Fund has adopted a policy to invest under normal circumstances, at least 80% of the value of its assets in investments, which are tied economically to Israel, with substantially all of its assets invested in equity securities of Israeli Companies (defined in the "Comparison of Funds" section below).

IF	The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Indonesian securities.
LAQ	Under normal market conditions, the Fund will invest substantially all, and at least 80%, of its total assets in Latin American equity securities.

Target Fund 80% Policies
SGF	Under normal circumstances, at least 80% of the Fund's net assets are invested in Singapore equity securities.
GCH	Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies (defined in the "Comparison of Funds" section below).
Combined Fund 80% Policy
Combined Fund

Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in emerging markets equity securities (defined in the "Comparison of Funds" section below).

ABE: The investment strategies and policies of ABE and the Acquiring Fund are similar; however, there are certain important differences. While each of ABE and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets equity securities, ABE's policy requires that such securities be issued by smaller companies. In addition, ABE's 80% policy is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Acquiring Fund's 80% policy is non-fundamental, and may be changed by the Acquiring Fund's Board on 60 days' prior notice to shareholders. ABE's investment strategies and policies provide that, at the full discretion of the Fund's investment adviser, the Fund may focus its investments in the infrastructure, telecommunications and technology sectors of emerging market countries. The Acquiring Fund's investment strategies and policies do not provide for a similar focus, but the Fund may hold a significant amount of securities, from time to time, within a single market sector. In addition, ABE is a diversified, closed-end investment company, while the Acquiring Fund is a non-diversified investment company and, therefore, the Acquiring Fund is subject to non-diversification risk.

ISL: The investment strategies and policies of ISL and the Acquiring Fund are similar; however, there are certain important differences. While each of ISL and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, ISL's policy requires that such securities be in investments that are tied economically to Israel, with substantially all of its assets invested in equity securities of Israeli Companies, while the Acquiring Fund's policy requires that such securities be emerging market equity securities. Further, ISL will invest at least 65% of its total assets in Israeli Securities (defined in the "Comparison of Funds" section below) at all times. Each of ISL's and the Acquiring Fund's 80% policy is non-fundamental, and may be changed by such Fund's Board on 60 days' prior notice to shareholders, but ISL's 65% policy is fundamental and may not be changed without the approval of a majority of ISL's outstanding voting securities (as defined in the 1940 Act).

IF: The investment strategies and policies of IF and the Acquiring Fund are similar; however, there are certain important differences. The Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging market equity securities, while IF has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in Indonesian securities. Further, IF has a fundamental policy to invest at least 65% of the value of its total assets in Indonesian equity and debt securities. Each of IF's and the Acquiring Fund's 80% policy is non-fundamental, and may be changed by such Fund's Board on 60 days' prior notice to shareholders, but IF's 65% policy is fundamental and may not be changed without the approval of a majority of IF's outstanding voting securities (as defined in the 1940 Act).

LAQ: The investment strategies and policies of LAQ and the Acquiring Fund are similar; however, there are certain important differences. While each of LAQ and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, LAQ's policy requires that such securities be Latin American equity securities (defined in the "Comparison of Funds" section below) while the Acquiring Fund's policy requires that such securities be emerging market equity securities. In addition, LAQ's 80% policy is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Acquiring Fund's 80% policy is non-fundamental, and may be changed by the Acquiring Fund's Board of Directors on 60 days' prior notice to shareholders.

SGF: The investment strategies and policies of SGF and the Acquiring Fund are similar; however, there are certain important differences. While each of SGF and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, SGF's policy requires that such securities be Singapore equity securities (defined in the "Comparison of Funds" section below) while the Acquiring Fund's policy requires that such securities be emerging market equity securities. Each of SGF's and the Acquiring Fund's 80% policy is non-fundamental, and may be changed by such Fund's Board of Directors on 60 days' prior notice to shareholders.

GCH: The investment strategies and policies of GCH and the Acquiring Fund are similar; however, there are certain important differences. While each of GCH and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, GCH's policy requires that such securities be listed equity securities of China companies, while the Acquiring Fund's policy requires that such securities be emerging markets equity securities. "China companies" include companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan. In addition, GCH has a fundamental policy to invest at least 65% of the value of its total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong, which policy may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Acquiring Fund does not have a corresponding fundamental policy.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have different, but in most cases similar, investment objectives and principal investment strategies, many of the investment risks associated with an investment in the Combined Fund are substantially similar to those associated with an investment in the Target Funds, except that as a broad emerging markets equity fund the Combined Fund is less susceptible to risks of a single country or region, whereas each Target Fund (other than ABE) is significantly exposed to the risks of the single-country or region in which it primarily invests, but will be more exposed to the risks of multiple countries or regions. ISL and SGF invest predominantly in Israel and Singapore, respectively, which are considered developed markets. Shareholders of ISL and SGF will be exposed to emerging markets risk if they remain invested in the Combined Fund. ABE focuses its investments on smaller company issuers in emerging markets while the Combined Fund may invest in emerging markets issuers of any market capitalization. As a result, shareholders of ABE may be exposed to less small-cap risk, but could become exposed to risks of mid-cap and large-cap issuers. In addition, the Combined Fund will be subject to leverage risk.

See "COMPARISON OF THE FUNDS" in this Joint Proxy Statement/Prospectus for a more detailed description of the salient differences between the risks of investing in each Target Fund compared to investing in the Acquiring Fund.

Risks Related to the Reorganizations

Expenses.

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund of approximately $5.9 million per year, including leverage costs and assuming a 50% reduction in Combined Fund net assets as a result of the capital gain distributions and tender offer, if all the Reorganizations are completed (which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the completed Reorganizations that would result in the lowest Total Expense Ratio for the Combined Fund) and approximately $1.4 million per year, including leverage costs and assuming a 50% reduction in net assets, if the only Reorganization completed is the Reorganization of IF into the Acquiring Fund (which represents the combination of completed Reorganizations presented in this Joint Proxy Statement/Prospectus that would result in the highest Total Expense Ratio for the Combined Fund), the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized to this extent.

After the Reorganizations, the Combined Fund is expected to incur lower Total Expenses on a per common share basis than are currently incurred by the Acquiring Fund. In addition, no matter which Funds complete their Reorganizations, the Combined Fund may incur higher Total Expenses for a period after the completion of the Reorganizations due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease. However, in connection with the proposed Reorganizations, the Investment Adviser has contractually agreed to limit the total operating expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Fund on an annualized basis, for a period of two years from the closing of the first Reorganization.

There can be no assurance that future expenses will not increase. Moreover, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations and the resulting size of the Combined Fund.

In Aberdeen's view, the most likely combination is the Reorganizations of all of the Funds, which is also expected to result in the lowest Total Expense Ratio for the Combined Fund. If the only Reorganization discussed in this Joint Proxy Statement/Prospectus that is completed is the Reorganization of IF into the Acquiring Fund, the Combined Fund would be expected to have a higher Total Expense Ratio than if any other combination of Reorganizations were completed.

Any combination of Reorganizations other than the Reorganization of just IF and the Acquiring Fund is expected to result in a Gross Total Expense Ratio and Net Total Expense Ratio for the Combined Fund (assuming a 50% reduction in Combined Fund net assets as a result of the capital gain distributions and tender offer) that is lower than the Gross Total Expense Ratio and Net Total Expense Ratio, respectively, of each Target Fund, except for SGF and LAQ when including estimated costs associated with the Combined Fund's anticipated use of leverage.

(Use of the term "Total Expenses," means a Fund's total annual operating expenses (including leverage costs). Use of the term "Total Expense Ratio," means a Fund's Total Expenses expressed as a percentage of its average net assets attributable to its common shares. Use of the term "Gross Total Expense Ratio" means a Fund's Total Expense Ratio before any expense limitations and/or fee waivers or reimbursements are taken into account. Use of the term "Net Total Expense Ratio" means a Fund's Total Expense Ratio after any expense limitations and/or fee waivers or reimbursements are taken into account.)

As of June 30, 2017, the historical Gross Total Expense Ratios for each Fund and the pro forma Gross Total Expense Ratios (TER) for the Combined Fund (including leverage costs assuming the Combined Fund uses leverage representing 10% of its total assets) are as follows:

Target Fund	Total Annual Gross TER (no leverage costs)(a)	Pro Forma Combined Fund Gross TER Pre-Tender Offer (IF into AEF)	Pro Forma Combined Fund Gross TER Pre-Tender Offer (All Target Funds & GRR(b) into AEF)	Pro Forma Combined Fund Gross TER After 50% Reduction in Assets (IF into AEF)	Pro Forma Combined Fund Gross TER After 50% Reduction in Assets (All Target Funds & GRR(b) into AEF)
ABE	1.55%		1.38%		1.54%
ISL	1.73%		1.38%		1.54%
IF	1.61%	1.62%	1.38%	1.81%	1.54%
LAQ	1.31%		1.38%		1.54%
GCH	1.77%		1.38%		1.54%
SGF	1.40%		1.38%		1.54%

  (a)  Each of the Target Funds does not currently use leverage.

  (b)  The reorganization proposal for GRR into the Acquiring Fund is presented to GRR's shareholders in a separate proxy statement/prospectus; however, GRR is included with the Target Funds as part of the pro forma Combined Fund.

As shown in the table above, the Funds estimate that the completion of all of the Reorganizations would result in a Gross Total Expense Ratio for the Combined Fund of 1.38% pre-tender offer and 1.54% post-tender offer (assuming a maximum reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017, representing a reduction in the Gross Total Expense Ratio for the shareholders of ABE, ISL, IF, GCH and SGF of 0.17%, 0.35%, 0.23%, 0.39% and 0.02% pre-tender offer, respectively, an increase in the Gross Total Expense Ratio for the shareholders of LAQ of 0.07% pre-tender offer, a reduction in the Gross Total Expense Ratio for the shareholders of ABE, ISL, IF and GCH of 0.01%, 0.19%, 0.07% and 0.23% post-tender offer, respectively, and an increase in the Gross Total Expense Ratio for the shareholders of LAQ and SGF of 0.23% and 0.14% post-tender offer, respectively.

As of June 30, 2017, the historical Net Total Expense Ratios for each Fund and the pro forma Net Total Expense Ratios (TER) for the Combined Fund (including leverage costs assuming the Combined Fund uses leverage representing 10% of its total assets) are as follows:

Target Fund	Total Annual Net TER (no leverage costs)(a)	Pro Forma Combined Fund Net TER Pre-Tender Offer (IF into AEF)		Pro Forma Combined Fund Net TER Pre-Tender Offer (All Target Funds & GRR(b) into AEF)		Pro Forma Combined Fund Net TER After 50% Reduction in Assets (IF into AEF)		Pro Forma Combined Fund Net TER After 50% Reduction in Assets (All Target Funds & GRR(b) into AEF)
ABE	1.51%			1.38	%(c)			1.46	%(c)
ISL	1.51%			1.38	%(c)			1.46	%(c)
IF	1.59%	1.46	(c)	1.38	%(c)	1.48	%(c)	1.46	%(c)
LAQ	1.29%			1.38	%(c)			1.46	%(c)
GCH	1.76%			1.38	%(c)			1.46	%(c)
SGF	1.39%			1.38	%(c)			1.46	%(c)

  (a)  Each of the Target Funds does not currently use leverage.

  (b)  The reorganization proposal for GRR into the Acquiring Fund is presented to GRR's shareholders in a separate proxy statement/prospectus; however, GRR is included with the Target Funds as part of the pro forma Combined Fund.

  (c)  The Investment Adviser has contractually agreed to cap expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Fund on an annualized basis for a period of two years from the closing of the first Reorganization. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the Investment Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

As shown in the table above, the Funds estimate that the completion of all of the Reorganizations would result in a Net Total Expense Ratio for the Combined Fund of 1.38% pre-tender offer and 1.46% post-tender offer (assuming a maximum reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017, representing a reduction in the Net Total Expense Ratio for the shareholders of ABE, ISL, IF, GCH and SGF of 0.13%, 0.13%, 0.21%, 0.38% and 0.01% pre-tender offer, respectively, an increase in the Net Total Expense Ratio of LAQ of 0.09% pre-tender offer, a reduction the Net Total Expense Ratio for the shareholders of ABE, ISL, IF and GCH of 0.05%, 0.05%, 0.13% and 0.30% post-tender offer, respectively, and an increase in the Net Total Expense Ratio for the shareholders of LAQ and SGF of 0.17% and 0.07% post-tender offer, respectively.

The estimated Gross and Net Total Expense Ratios for the Combined Fund and the change in Gross and Net Total Expense Ratios for each Fund set out in the tables above includes the estimated costs associated with the Combined Fund's anticipated use of leverage, but does not take into account the increase in assets that would result from the Combined Fund's use of leverage. Assuming that all Reorganizations take place, if the Combined Fund's assets were increased to include borrowed assets, the Gross Total Expense Ratio and Net Total Expense Ratio of the Combined Fund are estimated to be 1.40% and 1.32%, respectively, taking into account the expense limitation and following a reduction in net assets of 50% as a result of the capital gain distributions and tender offer.

Each of the Funds, except as described below, will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes and auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective

Fund incurring the expense or allocated among the Funds proportionately based on relative net assets. The Investment Adviser or its affiliate will bear the costs of the Reorganizations to the extent that they cause a Fund's expenses to exceed its expense limitation agreement agreed with the Investment Adviser or an affiliate. GCH is currently operating below its expense limit, but AAMAL will also bear some of the Reorganization costs of GCH to the extent that its expenses exceed its expense limit. No other Fund has a contractual expense limitation agreement in place. Because of the expected benefits of the consolidation for each of the Funds, the Investment Adviser and its affiliates recommended and the Boards of such Funds have approved that the Funds be responsible for their own Reorganization expenses (except as described above). Because each of the Funds has already incurred expenses solely and directly attributable to the Reorganizations and because the Funds are responsible for paying those expenses (except as described above), if a Target Fund's shareholders do not approve their Target Fund's respective Reorganization, such Target Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

In addition, certain Target Funds will bear trading commissions associated with selling, in advance of the Reorganizations, a portion of their respective portfolio because securities held by such Target Funds in certain countries cannot be transferred to the Acquiring Fund due to local market restrictions, and transfer taxes (if any) associated with transferring securities to the Acquiring Fund. The Combined Fund will bear the transaction costs associated with realigning its portfolio after the Reorganizations in accordance with the Combined Fund's investment strategies.

Neither the Funds nor the Investment Adviser or its affiliates will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). See "Reasons for the Reorganizations."

Earnings and Distribution Yield.

The Combined Fund's dividend yield is expected to be higher when compared with that of each Fund prior to the Reorganizations because: (i) the Combined Fund's investment objective is to seek to provide current income and long-term capital appreciation and will therefore invest to a greater extent than any of the Target Funds in income producing equity securities, resulting in a higher estimated overall yield for the Combined Fund's portfolio, and (ii) the Combined Fund intends to use leverage, which may help to boost the Combined Fund's yield; however, the Combined Fund's dividend yield may change over time, and depending on market conditions, may be higher or lower than each Fund's dividend yield prior to the Reorganizations. The model portfolio of the Combined Fund as of June 2017 provided an estimated gross dividend yield of 4.1% (Source: Factset).

A Fund's earnings and net investment income can be expected to vary depending on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will not decline. In addition, the Combined Fund's future earnings may vary depending on the combination of the proposed Reorganizations and the resulting size of the Combined Fund after the capital gain distributions and tender offer. In view of the higher yielding characteristics of the proposed strategy changes, management intends to recommend that the Combined Fund, which does not currently have a managed distribution policy1 in place, adopt a managed distribution policy to pay distributions quarterly. The adoption of a managed distribution policy would be subject to approval by the Board of Directors of the Combined Fund.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund's common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund's common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganizations.

  1  A managed distribution policy is an issuer's commitment to make a fixed periodic distribution payment.

The common shares of each Fund have historically fluctuated between a discount and a premium. As of September 15, 2017, each Fund traded at a discount to its respective NAV. To the extent that a Target Fund's shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund's shares at the time of the Target Fund's Reorganization, such Target Fund's shareholders would have the potential for an economic benefit. To the extent that a Target Fund's shares are trading at a narrower discount (or wider premium) than the Acquiring Fund's shares at the time of the Target Fund's Reorganization, such Target Fund's shareholders may be negatively impacted if the Reorganizations are consummated. The Combined Fund's shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below net asset value. Upon consummation of the Reorganizations, the Combined Fund shares may trade at a price that is less than the Acquiring Fund's current net asset value and current trading market price. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset values (not the market values) of each respective Fund's common shares. The market value of the common shares of the Combined Fund you receive may be less than the market value of the common shares of the Target Fund you held prior to the Reorganizations.

Tax Considerations.

In connection with the Reorganizations, certain Target Funds and the Combined Fund are likely to realize capital gains from the sale of portfolio securities that the respective Funds will then distribute to their shareholders. See "Material Federal Income Tax Consequences of the Reorganizations" for a summary of certain U.S. federal income tax consequences of the Reorganizations.

Principal Risks of Investing in the Funds

The following table compares the principal risks of investing in each Fund.

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
General
The Fund is a closed-end investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.	X	X	X	X	X	X	X
Investment and Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of stocks as an investment. Also, to the extent that the Fund emphasizes stocks from any given industry, it could be hurt if that industry does not do well.
Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
• corporate earnings;
• production;
• management;
• sales; and
• market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock market around the world.	X	X	X	X	X	X	X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Developing and Emerging Markets Risk
Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.
The economies of individual developing and emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.
Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.
The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the U.S.
Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.	X	X		X	X		X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Frontier Market Securities Risk.
The risks associated with investments in frontier market countries include all the risks described for investments in the sections entitled "Foreign Securities Risk" below and "Developing and Emerging Markets Risk" above, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.	X	X		X	X		X
Foreign Securities Risk
Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the investment adviser endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.
Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund's Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.	X	X	X	X	X	X	X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.
Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.
Equity Risk
The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.	X	X	X	X	X	X	X
Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's common stock and dividends can decline.	X	X	X	X	X	X	X
Management Risk The investment adviser's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.	X	X	X	X	X	X	X
Currency Exchange Rate Fluctuations
To the extent the Fund does not hedge against currency risk, the Fund's securities will be subject to the risk that some holdings may lose value because of a decline in the value of the foreign currency or adverse political or economic events in such foreign country or elsewhere. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold many of its assets in foreign currencies. Accordingly, a change in the value of a foreign currency in which the Fund hold securities against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. Such a change may thus decrease the Fund's net asset value.	X	X	X	X	X	X	X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). Even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In addition, although much of the Fund's income will be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the foreign currency declines after the Fund's income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of the foreign currency required to be converted into U.S. dollars in order to pay those expenses will be greater than the foreign currency equivalent of those expenses at the time they were incurred.
Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders' cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.
Illiquid Securities Risk
The Fund may invest in illiquid securities. An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale ("restricted securities") or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause the Fund's investments in illiquid securities to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.	X	X	X	X	X	X	X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
The Fund may purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of the Fund.
The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund's procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions.
Market Discount Risk
The Fund's common stock may trade at a discount relative to NAV. Common shares of closed-end investment companies, including the Fund, frequently trade at prices lower than their NAV, but in some cases trade above NAV. Whether shareholders will realize a gain or loss upon the sale of the Fund's shares of common stock depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Any substantial dispositions or acquisitions of common stock by large shareholders of the Fund could affect the supply or demand for, and possibly the market price of, the common stock. The Fund's common stock is designed primarily for long-term investors, and not for short-term trading purposes.	X	X	X	X	X	X	X
Non-Diversified Status
The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.	X		X	X	X	X	X

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Private Placements and Other Restricted Securities Risk
Private placement and other restricted securities include securities that have been privately placed and are not registered under the 1933 Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S.
Private placements may offer attractive opportunities for investment not otherwise available on the open market.
Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.
Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund's limit on investments in illiquid securities.	X	X
Anti-Takeover Charter Provisions The Fund's charter and by-laws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management.	X	X	X	X	X	X	X

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Market Disruption Risk
Certain events have had a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. In addition, the global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Subsequently, the Federal Reserve terminated certain of its market support activities. The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. The Fund cannot predict the effects of similar events in the future on the markets or economy of the countries or regions in which the Fund invests or the market environment could make identifying investment risks and opportunities especially difficult for the Fund's investment adviser.
In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.	X	X	X	X	X	X	X
Repurchase Agreements Risk
Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.		X		X		X	X
Foreign Custody
The Fund's custodian generally holds the Fund's non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories . Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund's ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.	X	X	X	X	X	X	X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Convertible Securities Risk
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.	X	X
Country/Regional Focus Risk
Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.	X	X	X	X	X	X	X
Depositary Receipts
Depositary receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. ADRs are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.	X	X				X
Event Risk
Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer's debt. Added debt may significantly reduce the credit quality and market value of an issuer's bonds.	X	X	X	X	X	X	X

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Leverage Risk
The Fund intends to use leverage as part of its investment strategy through borrowing from a credit facility, although it may engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage. The Fund is not permitted to incur indebtedness unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund. The Fund may also enter into certain transactions that create leverage, such as reverse repurchase agreements, which are not subject to the asset coverage requirements set out above so long as the Fund establishes in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such transactions or enters into other transactions offsetting the Fund's obligations in respect to such transactions.
The Fund may engage in leverage through the issuance of preferred stock. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage ratio of at least 200%. In general, the term "asset coverage" for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to it. Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund's investment manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies; however, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Fund's investment manager currently does not believe that such restrictions would significantly impact its management of the Fund.	X

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Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.	X					X
Preferred Stock
The Fund may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.	X	X	X			X
Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.	X	X	X	X	X	X	X
Financials Sector Risk. To the extent that the financial sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.	X				X	X
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.			X

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Consumer Discretionary Sector Risk. To the extent that the consumer discretionary sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.				X
Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.				X	X
Industrial Sector Risk. To the extent that the industrials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Industrial companies are affected by supply and demand both for their specific products or services and for industrial sector products or services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.						X
Real Estate Sector Risk. To the extent that the real estate sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.						X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Small-Cap Securities Risk
In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.	X	X				X
Valuation Risk
The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Investment Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund's portfolio may change on days when shareholders are not be able to purchase or sell that Fund's shares on the exchange in which the Fund is listed.	X	X	X	X	X	X	X
Credit Risk
Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund's investments in debt securities will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers.	X	X	X	X	X	X	X

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Interest Rate Risk
Generally, when market interest rates rise, the prices of debt securities fall, and vice versa. Interest rate risk is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt securities generally fluctuate more than prices of short-term debt securities as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.	X	X	X	X	X	X	X
Infrastructure Companies
Infrastructure companies in emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. Competitive pressures are intense and the securities of such companies may be subject to increased share price volatility. In addition, certain infrastructure companies are subject to the risk that technological innovations will make their services obsolete.
In virtually every country, certain industries providing infrastructure services, including those engaged in the generation, transmission or distribution of electricity or gas, telecommunications and transportation, are subject to governmental regulation. The nature and scope of such regulation generally is subject to political forces and market considerations, the effect of which cannot be predicted. Certain governments have taken measures to foster infrastructure companies because of the importance of these companies to the development of their economies. However, government regulation of certain infrastructure companies, such as telecommunications companies, typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. Government regulation can have significant effects upon the operations of an infrastructure company. It is not possible to predict the directions, type or effects of future regulation, any of which could have a material adverse effect on the Fund and its investments.		X
Technology Securities Risk
Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies.		X

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Telecommunications Companies
Telecommunications companies are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. All telecommunications companies are subject to the additional risk that technological innovations will make their products and services obsolete.
In virtually every country, certain aspects of the telecommunications industry are subject to some government regulation. The nature and scope of such regulation generally is subject to political forces and market considerations, the effect of which cannot be predicted. Such regulation can have significant effects upon the operations of a telecommunications venture. It is difficult to predict the directions, types or effects of future telecommunications-related regulation.
Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.		X
Temporary Investments The use of temporary investments for defensive purposes prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.	X	X	X	X	X	X	X
Asian Risk
Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest.	X	X		X		X	X

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Derivatives Risk
The Fund may invest in financial derivative instruments and/or utilize techniques and instruments for hedging purposes, including to manage foreign exchange risks. Derivatives are financial instruments, whose values are derived from another security, a commodity, an index or a currency.
Derivatives include the purchase and sale of forward contracts, Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.
Without limiting the generality of the foregoing, the Fund's adviser may alter the currency exposure of the Fund, solely through the use of derivative contracts (without buying or selling underlying transferable securities or currencies). The base currency of the Fund is U.S. Dollars. Performance may be strongly influenced by movements in currency rates because the Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund. Furthermore, the Fund's portfolio may be fully or partially hedged back to the base currency if, in the opinion of the Fund's adviser, this is believed to be appropriate.
Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:
• the other party to the derivatives contract may fail to fulfill its obligations;
• their use may reduce liquidity and make the Fund harder to value, especially in declining markets;
• the Fund may suffer disproportionately heavy losses relative to the amount invested; and
• changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Hedged Exposure Risk—Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk—The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk—Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.				X	X	X	X

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Legislation, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, calls for the regulation of the derivatives markets. The full extent and impact of the regulation are not yet known and may not be known for some time. The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Investing in China
GCH invests primarily in China, Hong-Kong and Taiwan as part of its principal investment strategies and is subject to the risks of investing in such countries to a greater extent than other more geographically diverse funds. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia's other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. Dollars; (j) greater governmental involvement in and control over the economy, including over securities exchanges; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.
Investment in China is subject to certain political risks. Following the establishment of the People's Republic of China ("PRC") by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China's predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan's economy and could negatively affect its stock market.							X

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Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People's Republic of China under the principle of "one country, two systems." Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong's political, economic, legal or social policies may result in an adverse effect on Hong Kong's markets. Uncertainty over Hong Kong's political future arising from interactions with China has resulted in social unrest, which could in turn cause uncertainty in the markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is "pegged" to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund's NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund's NAV.
The Chinese economy has grown rapidly in the past but there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could also lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Fund.
Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as "China Securities") approved by the China Securities Regulatory Commission ("CSRC") were not eligible for investment by non-Chinese investors. However, the CSRC may grant QFII licenses and RQFII licenses that allow non-Chinese institutional investors to invest in China securities. Each QFII and RQFII license holder is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange ("SAFE"). The provisions regarding such quotas may be subject to change with little or notice given by SAFE. AAMAL has received a QFII license and an RQFII license and specified quotas to be invested in China Securities, the QFII quota specifically referring to a nominee quota in this instance (the "QFII Quota" and "RQFII Quota" respectively). A portion of the Fund is invested in China Securities as part of the QFII Quota granted to AAMAL and may invest through the RQFII Quota.

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Although China law permits the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. As a result, there is a risk that creditors of AAMAL may assert that AAMAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts. AAMAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, AAMAL as QFII license holder has no ownership interest in the assets in a Fund account held as a nominee account and the relevant Fund will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts. Nonetheless, if a court upholds a creditor's assertion that the assets held under the QFII Quota belong to AAMAL as license holder, then creditors of AAMAL could seek payment from the China Securities held under the QFII Quota.
QFII Regulations. The QFII Quota for investment in China Securities is measured by AAMAL's investments across all accounts that it manages that are invested in China Securities using the QFII Quota. Once $20 million or currency equivalent of the QFII Quota is invested China Securities, aggregate investment capital and profits may not be repatriated for a minimum of three months. Under the current regulatory regime, the Fund would generally not be permitted to repatriate principal or profits held under the QFII Quota until after the expiration of the three-month lockup period. The lock-up period for AAMAL's QFII Quota has passed; however, there can be no guarantee that SAFE will not extend this lock-up period or change regulations. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE. Repatriation of principal is treated differently and may result in a reduction in the QFII Nominee Quota, with no new injections of principal for client accounts utilizing the QFII Quota permitted without AAMAL as QFII license holder applying for and obtaining a new Quota, which cannot be guaranteed. After the three-month lock-up period, AAMAL has discretion to withdraw principal and net realized profits from investment in China Securities. Following the end of the three-month lock-up period, a restriction applies that limits the repatriation of principal and/or profit within any one month to 20% of total onshore assets held under the QFII Quota as at the end of the previous year. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied.
RQFII Regulations. Where the Fund is invested through AAMAL's RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time ("RQFII Regulations"). Currently, there is no regulatory prior approval requirement for repatriation of funds from AAMAL's RQFII Quota. However, there is no certainty that regulatory restrictions will not be imposed on the repatriation of funds in the future. The RQFII license and the RQFII Regulations may be changed by the CSRC with little or no notice. The application and interpretation of the RQFII Regulations by the CSRC and SAFE are subject to uncertainty.
RQFII Regulations apply to AAMAL's RQFII Quota as a whole. Thus, violations of the RQFII Regulations related to any additional RQFII quota obtained by AAMAL that is not allocated to the Fund could result in the revocation of or other regulatory action in respect of the RQFII quota held by AAMAL as a whole. Likewise, the ability of the Fund to make investments and/or repatriate monies from AAMAL's RQFII quota may be affected adversely by the activities of other investors utilizing any additional RQFII quota obtained by AAMAL.

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
RQFII Systems Risk. The prevailing rules and regulations governing RQFIIs under the RQFII Regulations impose restrictions on investments and other operational aspects of investments which will restrict or affect the Fund's investments. RQFII Eligible Securities are generally subject to the following restrictions:
i. each RQFII's investment in one listed company should not exceed 10% of the total outstanding shares of that company; and
ii. the total shares held by all RQFIIs in the RQFII Eligible Securities of one listed company should not exceed 30 per cent of the total outstanding shares of that company.
However, strategic investments in listed companies listed on the Chinese Stock Exchanges in accordance with the "Measures for the Administration of Strategic Investment of Foreign Investors in Listed Companies" are not subject to the above limits. Such rules and restrictions imposed by the Chinese government on RQFIIs may have an adverse effect on the Fund's liquidity and performance. AAMAL may select up to three PRC brokers (each a "PRC Broker") to act on its behalf in each of the Shanghai Stock Exchange and Shenzhen Stock Exchange. In the event of any default of either the relevant PRC Broker or the custodian appointed in respect of the Fund (the "PRC Custodian") (directly or through its delegate) in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the Fund may encounter delays in recovering its assets, which may in turn adversely impact the net asset value of the Fund.
Stock Connect. In recent years, non-Chinese investors, including the Fund, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers through the Stock Connect Programs. The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. They facilitate foreign investment in the PRC via brokers in Hong Kong. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These could include limitations on trading or suspension of trading. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact the Fund's rights with respect to the securities. As Stock Connect Programs are relatively new there are no assurances that the necessary systems to run the programs will function properly.
Stock Connect Programs are subject to aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect Programs. Once the daily quota is reached, the remaining orders for that day are rejected. A-shares obtained on Stock Connect Programs may only be sold, purchased or otherwise transferred through Stock Connect Programs. Stock Connect Programs only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
China Securities
The Fund may invest in securities of Chinese companies as part of its investment strategy to invest in securities of emerging market companies. In addition to the risks listed above under "Developing and Emerging Markets Risk" and "Foreign Securities Risk," investing in certain countries, such as China, may present additional risks. The Fund may invest directly or indirectly in Chinese domestic securities markets via various channels, including through institutions that have obtained qualified foreign institutional investor ("QFII") or Renminbi qualified foreign institutional investor ("RQFII") status, within certain investment quotas as approved under and subject to applicable Chinese regulatory requirements, and through the Stock Connect Programs (defined below). Other than risks involved in investments on an international basis and in emerging markets, as well as other risks of investments generally as described within this section which are applicable to investments in China, investors should also note the additional specific risks below.
The Fund may desire to invest directly in Chinese domestic securities markets through the QFII or RQFII scheme. The Fund will be impacted by the rules and restrictions (including rules on investment restrictions, minimum investment holding periods, and repatriation of principal and profits), which may consequently have an adverse impact on the liquidity and/or investment performance of the Fund. The QFII/RQFII Regulations which regulate investments in China are relatively new, novel in nature and may be subject to further revisions in the future. There is no assurance whether future revisions to the QFII/RQFII Regulations or their application may or may not adversely affect a fund's investments in China.
Investments by the Fund may be made and held through the QFII/RQFII quota granted to an advisory affiliate of the Fund's investment adviser, AAMAL, providing services to the Fund pursuant to the Memorandum of Understanding. The QFII/RQFII Regulations apply to QFII/RQFII quotas which may be obtained by AAMAL from time to time for the Fund or other investors as a whole, and not simply to investments made by the Fund. There can be no assurance that AAMAL will be able to obtain access to a sufficient QFII/RQFII quota to meet all proposed investments of the Fund. Should AAMAL lose its QFII/RQFII status, or AAMAL's QFII/RQFII quota be revoked or reduced, the Fund may not be able to invest in QFII/RQFII eligible securities. Likewise, limits on investments in China A-Shares are applied in relation to the QFII/RQFII quota held by AAMAL as a whole. Hence, the ability of the Fund to make investments and/or repatriate monies from AAMAL's QFII/RQFII quota may be affected adversely by the investments, performance and/or repatriation of monies invested by other investors utilizing any additional QFII/RQFII quota obtained by AAMAL in the future.
According to the China regulations and market practice, the securities and cash accounts for a fund's investments in China through QFII/RQFII quotas are to be maintained in the name of "the full name of the license-holder — the name of the Fund". As a result, there is a risk that creditors of AAMAL or its affiliate, as license-holder, may incorrectly assume that the Fund's assets belong to AAMAL or the affiliate and such creditors may seek to gain control of the Fund's assets to meet AAMAL's or the affiliate's liabilities owed to such creditors.	X	X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Fund.
The Fund may also invest in China through "Stock Connect Programs" (defined below). In recent years, non-Chinese investors, such as the Fund, has been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, "Stock Connect Programs"). Investing in China A shares through Stock Connect Programs may be limited by quota and repatriation restrictions. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.
Investments in Unseasoned Companies
While we invest a substantial portion of our assets in the securities of established China companies, we also may invest in the securities of smaller, less seasoned China companies. Investments in the securities of these less seasoned China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities of more established companies. The securities of smaller, less seasoned China companies may be subject to more abrupt and erratic market price movements than larger, more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.							X
Latin American Market Risk
The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.		X			X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Lower-Rated (High Risk) and Non-Rated Securities
The Fund's investments in lower-rated and non-rated securities, including "junk bonds," will subject the Fund to substantial risk of loss. Investments in lower-rated and non-rated securities are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of lower-rated and non-rated securities tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward lower-rated and non-rated securities. The Fund's investments in lower-rated and non-rated securities may involve the following specific risks:
• greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;
• wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and
• greater risk of loss due to declining credit quality.							X
Risks Associated with Indonesian Markets
The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.
The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.				X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Risks of Concentrating Investments in Brazil
The Fund's performance will be influenced by political, social and economic factors affecting Brazil. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing accounting and legal standards. Because the Fund's investments are concentrated in Brazil, the Fund's performance could be more volatile than that of more geographically diversified funds.
As an emerging market, the Brazilian market tends to be more volatile than the markets of more mature economies, and generally has a less diverse and less mature economic structure and a less stable political system than those of developed countries. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund. Brazil has historically experienced high rates of inflation and may continue to do so. Inflationary pressures may slow the rate of growth of the Brazilian economy and may lead to further government intervention in the economy, which could adversely affect the fund's investments. Brazil continues to suffer from chronic structural public sector deficits. Unanticipated political or social developments may result in increased volatility in the Fund's share price and sudden and significant investment losses.					X
Risks of Foreign Investments in Certain Southeast Asian Countries
Investments in ASEAN countries, such as Thailand, Indonesia and the Philippines may involve political and economic risks of the type described above for investments in Asian securities. In particular, all three countries have in the recent past experienced political and social upheavals, although there are no conflicts currently under way which appear to represent an imminent threat to the stability of the central government in any of the countries. These factors, among others, will be considered by the investment adviser when and if any investment is to be made in securities of companies impacted by those economies.		X		X		X
Risks of Investing in Israel
Investment in Israeli issuers involves risks that are specific to Israel, including legal, security, regulatory, political, and economic risks. Israel's economy is dependent upon external trade with other economies, specifically the United States and European Union countries. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have a negative impact on the overall market for Israeli securities and on the Fund. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. Israel's relations with Palestinians and its neighboring countries Lebanon, Syria and Iran, among others, have at times been strained due to territorial disputes, historical animosities or defense concerns, which may cause uncertainty in the Israeli markets and adversely affect the overall economy.			X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Risks of Investing in Mexico
Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political and economic risks. The Mexican economy, among other things, is dependent upon external trade with other economies, specifically with the U.S. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. The North American Free Trade Agreement ("NAFTA") is currently being renegotiated and as a result may be significantly amended or terminated. If NAFTA is terminated or amended in a manner adverse to Mexican interests, the economy of Mexico may be significantly adversely affected. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico's security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.		X			X
Risks of Investing in Singapore
Investments in Singaporean issuers may subject the Fund to legal, regulatory, political, currency and economic risks specific to Singapore. Specifically, political and economic developments of its neighbors may have an adverse effect on Singapore's economy. In addition, because its economy is export driven, Singapore relies heavily on its trading partners. China is a major purchaser of Singapore's exports and serves as a source of Singapore's imports. Singapore derives a significant portion of its foreign investments from China. Singapore also has substantial economic exposure to Malaysia, Hong Kong, and the United States. As a result, Singapore's economy is susceptible to fluctuations in the world economy. A downturn in the economies of China, Malaysia, Hong Kong, or the United States, among other countries or regions, could adversely affect Singapore's economy. In addition, Singapore's economy may be particularly vulnerable to external market changes due to its smaller size.						X
Investment in Other Investment Companies Risk
As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.				X			X
Tax Risk
The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (the "IRS"). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.				X	X		X

	Applies to AEF	Applies to ABE	Applies to ISL	Applies to IF	Applies to LAQ	Applies to SGF	Applies to GCH
Unlisted Equity Securities
The Fund may invest up to 15% of its assets in unlisted equity securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price. Unlisted securities are not subject to the disclosure and other investor protection requirements of law applicable to listed securities.			X	X			X
When-Issued and Delayed Delivery Securities Risk
When-issued and delayed delivery securities include the purchase or sale of securities for delivery at a future date. The market value may change before delivery.							X
High Portfolio Turnover Risk
A Fund that engages in active and frequent trading of portfolio securities, which would result in a higher portfolio turnover rate, may incur increased costs, which can lower the actual return of the Fund. High portfolio turnover may also increase short term gains and losses, which may affect taxes that must be paid.	X	X

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of June 30, 2017

The following tables illustrate the anticipated difference in the Total Expense Ratio for the shareholders of each Fund expected as a result of the Reorganizations. The tables sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended June 30, 2017; (ii) the pro forma Total Expense Ratio for the Combined Fund, both pre and post a 50% reduction in assets as a result of the estimated capital gain distributions and tender offer, assuming all of the Reorganizations had taken place on June 30, 2017, which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the Reorganizations that would result in the lowest Total Expense Ratio for the Combined Fund; and (iii) the pro forma Total Expense Ratio for the Combined Fund, both pre and post a 50% reduction in assets as a result of the estimated capital gain distributions and tender offer, assuming only the Reorganization of IF into AEF had taken place on June 30, 2017, which represents the combination of completed Reorganizations presented in this Joint Proxy Statement/Prospectus that would result in the highest Total Expense Ratio for the Combined Fund. The Total Expense Ratio includes estimated costs associated with the Combined Fund's anticipated use of leverage. For this purpose, the Total Expense Ratio assumes a rate of leverage of 10% of the Combined Fund's total assets at an annual interest rate of 2.30%, which rate is based on market rates as of the date of this Joint Proxy Statement/Prospectus.

The level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized. Because each of the Reorganizations may occur whether or not the other Reorganizations are approved, several combinations are possible and the pro forma effects on operating expenses for all possible combinations are not illustrated in the table below. The scenarios presented below, however, capture the high and low range of possible pro forma outcomes for the Reorganizations presented in this Joint Proxy Statement/Prospectus.

The Board of each Fund believes that the completion of the Reorganizations would result in a reduced Gross Total Expense Ratio and Net Total Expense Ratio for the shareholders of each Fund, except for SGF and LAQ, when considering the Combined Fund's Gross Total Expense Ratio and Net Total Expense Ratio including leverage costs after a 50% reduction in assets, because certain fixed administrative costs would be spread across the Combined Fund's larger asset base. In addition, the Investment Adviser has contractually agreed to cap the Combined Fund's expenses at 1.20% (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) for a period of two years from the closing of the first Reorganization, as reflected in the Net Total Expense Ratio.

The following table shows each Fund's current expenses, as a percentage of net assets attributable to common shares, for the twelve months ended June 30, 2017.

Shareholder Transaction Expenses	ABE	ISL	IF	LAQ	SGF	GCH	CH
Maximum Sales Load imposed on purchases of common shares(a)	None	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees(b)
Direct Stock Purchase Plan Fees
One-time enrollment fee	$10	$10	$10	$10	N/A	N/A	$10
Transaction fee per purchase (per share)	$0.02	$0.02	$0.02	$0.02	N/A	N/A	$0.02
Fee for cash purchase by check	$5	$5	$5	$5	N/A	N/A	$5
One-time fee for online bank debit	$5	$5	$5	$5	N/A	N/A	$5
Fee for auto debit from checking/ savings account	$2.50	$2.50	$2.50	$2.50	N/A	N/A	$2.50
Dividend Reinvestment Plan Fees
Transaction fee per sale (per share)	$0.12	$0.12	$0.12	$0.12	$0.10	$0.12	$0.12
Fee for sale by batch order	$10	$10	$10	$10	N/A	$15	$10
Fee for sale by market order	$25	$25	$25	$25	N/A	N/A	$25
DRP transaction fee (per share)(c)	$0.02	$0.02	$0.02	$0.02	N/A	$0.03	$0.02
Per sale transaction fee	N/A	N/A	N/A	N/A	$15.00	N/A	N/A
Per voluntary cash payment transaction fee	N/A	N/A	N/A	N/A	$2.50	N/A	N/A
Per voluntary cash payment fee (per share)	N/A	N/A	N/A	N/A	$0.03	N/A	N/A

Shareholder Transaction Expenses	ABE	ISL	IF	LAQ	SGF	GCH	CH
Annual Operating Expenses
Management Fee	1.07%	1.08%	0.98%	0.84%	0.74%	0.99%	1.02%
Other Expenses	0.48%	0.65%	0.63%	0.47%	0.66%	0.78%	1.60%
Total Annual Fund Operating Expenses	1.55%	1.73%	1.61%	1.31%	1.40%	1.77%	2.62%
Less: Expense Waivers(d)	0.04%	0.22%	0.02%	0.02%	0.01%	0.01%	0.21%
Total Annual Fund Operating Expenses After Expense Waivers	1.51%	1.51%	1.59%	1.29%	1.39%	1.76%	2.41%

  (a)  No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE or NYSE American through a broker-dealer. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

  (b)  Pursuant to each Fund's dividend reinvestment and direct stock purchase plan or dividend reinvestment plan, as applicable, shareholders of each Fund who participate in such plan may be subject to a one-time enrollment fee and/or fees on certain transactions, as noted herein. Please see the section "DIVIDEND REINVESTMENT PLANS" in this Joint Proxy Statement/Prospectus for more detail about each Fund's dividend reinvestment and direct stock purchase plan or dividend reinvestment plan, as applicable.

  (c)  The Dividend Reinvestment Plan (or DRP) transaction fee includes any and all brokerage commissions incurred by the plan agent as a result of open market purchases made in connection with the reinvestment of dividends and distributions.

  (d)  AAML, as investment adviser to ABE, ISL, LAQ and CH, and AAMAL, as investment adviser to GCH, have each entered into written contracts with the relevant Fund to waive or limit certain fees. AAML has entered into a written contract with each of ABE, ISL, LAQ and CH to waive a portion of is management fee. These waivers may not be terminated prior to the end of the current term of each Fund's advisory agreement. AAMAL has entered into a written contract with GCH to limit total ordinary operating expenses from exceeding 2.00% of the average net assets of GCH on an annualized basis through December 31, 2018, excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses. In addition, AAMI, the investor relations services agent to each of the Funds, has capped investor relations fees paid by each Fund to an annual rate of 0.05% of the Fund's average weekly net assets.

The following table shows the estimated pro forma expenses, as a percentage of net assets attributable to common shares, for the Combined Fund based on each Fund's assets of June 30, 2017.

Shareholder Transaction Expenses	Pro forma Combined Fund (IF into AEF) Pre-Tender Offer(c)	Pro forma Combined Fund (All Target Funds and GRR* into AEF) Pre-Tender Offer(c)	Pro forma Combined Fund (IF into AEF) Post-Tender Offer (50%)(c)	Pro forma Combined Fund (All Target Funds and GRR* into AEF) Post-Tender Offer (50%)(c)
Maximum Sales Load imposed on purchases of common shares(a)	None	None	None	None
Dividend Reinvestment and Direct Stock Purchase Plan Fees(b)
One-time enrollment fee	$10	$10	$10	$10
Transaction fee per purchase (per share)	$0.02	$0.02	$0.02	$0.02
Fee for cash purchase by check	$5	$5	$5	$5
One-time fee for online bank debit	$5	$5	$5	$5
Fee for auto debit from checking/savings account	$2.50	$2.50	$2.50	$2.50
Transaction fee per sale (per share)	$0.12	$0.12	$0.12	$0.12
Fee for sale by batch order	$10	$10	$10	$10
Fee for sale by market order	$25	$25	$25	$25
DRP transaction fee (per share)(d)	$0.02	$0.02	$0.02	$0.02

Shareholder Transaction Expenses	Pro forma Combined Fund (IF into AEF) Pre-Tender Offer(c)	Pro forma Combined Fund (All Target Funds and GRR* into AEF) Pre-Tender Offer(c)	Pro forma Combined Fund (IF into AEF) Post-Tender Offer (50%)(c)	Pro forma Combined Fund (All Target Funds and GRR* into AEF) Post-Tender Offer (50%)(c)
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees	0.90%	0.81%	0.90%	0.86%
Interest Payments on Borrowed Funds(e)	0.23%	0.23%	0.23%	0.23%
Other Expenses	0.49%	0.34%	0.68%	0.45%
Total Annual Fund Operating Expenses	1.62%	1.38%	1.81%	1.54%
Less: Expense Waivers(f)	0.16%	0.00%	0.33%	0.08%
Total Annual Fund Operating Expenses After Expense Waivers	1.46%	1.38%	1.48%	1.46%

  *  The proposed reorganization of GRR into the Acquiring Fund is presented to GRR's shareholders in a separate proxy statement/prospectus; however, GRR is included with the Target Funds as part of the Combined Fund.

  (a)  No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE or NYSE American through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

  (b)  Pursuant to the Acquiring Fund's dividend reinvestment and direct stock purchase plan, shareholders of the Combined Fund who participate in such plan may be subject to a one-time enrollment fee and fees on certain transactions, as noted herein. Please see the section "DIVIDEND REINVESTMENT PLANS" in this Joint Proxy Statement/Prospectus for more detail about the Acquiring Fund's dividend reinvestment and direct stock purchase plan.

  (c)  Assumes the Reorganizations had taken place on June 30, 2017.

  (d)  The Dividend Reinvestment Plan (or DRP) transaction fee includes any and all brokerage commissions incurred by the plan agent as a result of open market purchases made in connection with the reinvestment of dividends and distributions.

  (e)  Assumes a rate of leverage of 10% of the Combined Fund's total assets at an annual interest rate of 2.30%, which rate is based on market rates as of the date of this Joint Proxy Statement/Prospectus.

  (f)  In connection with the proposed Reorganizations, the Investment Adviser has contractually agreed to limit the total operating expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Fund on an annualized basis for a period two years from the closing of the first Reorganization. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the Investment Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the applicable Reorganization is completed with the costs of investing in each of the Target Funds without the Reorganization. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio (including leverage costs, if applicable) for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period. The Total Expense Ratio for each Pro Forma Combined Fund includes estimated leverage costs assuming the use of leverage in the amount of 10% of the Combined Fund's total assets at an annual interest rate of 2.30%.

	1 Year	3 Years	5 Years	10 Years
ABE	$15	$49	$84	$184
ISL	$15	$52	$92	$202
IF	$16	$51	$87	$191
LAQ	$13	$41	$72	$158
SGF	$14	$44	$76	$168

	1 Year	3 Years	5 Years	10 Years
GCH	$18	$56	$96	$208
Pro Forma Combined Fund (All Target Funds and GRR* into AEF) Pre-Tender Offer	$14	$44	$76	$166
Pro Forma Combined Fund (IF into AEF) Pre-Tender Offer	$15	$48	$85	$189
Pro Forma Combined Fund (All Target Funds and GRR* into AEF) After 50% Reduction in Assets	$15	$47	$82	$182
Pro Forma Combined Fund (IF into AEF) After 50% Reduction in Assets	$15	$50	$92	$207

  *  The proposed reorganization of GRR into the Acquiring Fund is presented to GRR's shareholders in a separate proxy statement/prospectus; however, GRR is included with the Target Funds as part of the Combined Fund.

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

The estimated Net Total Expense Ratio for the Combined Fund set out in the tables above include the estimated costs associated with the Combined Fund's anticipated use of leverage, but do not take into account the increase in assets that would result from the Combined Fund's use of leverage. Assuming that all Reorganizations take place, if the Combined Fund's assets were increased to include borrowed assets, the net total expense ratio of the Combined Fund is estimated to be 1.32% post-tender offer (assuming a maximum reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017.

The change in the Net Total Expense Ratio for the shareholders of each of the Target Funds is shown in the following table, post-tender offer, including estimated leverage costs of the Combined Fund:

	Net TER for 12 months ended June 30, 2017 (no leverage costs)*	Estimated Net TER for Combined fund (including leverage costs and after 50% reduction in assets)**	Difference
ABE	1.51%	1.46%	-0.05%
ISL	1.51%	1.46%	-0.05%
IF	1.59%	1.46%	-0.13%
LAQ	1.29%	1.46%	+0.17%
SGF	1.39%	1.46%	+0.07%
GCH	1.76%	1.46%	-0.30%

  *  Each of the Target Funds does not currently use leverage.

  **  The Investment Adviser has contractually agreed to cap expenses of the Combined Fund to 1.20% (excluding leverage costs, taxes, and non-routine/extraordinary expenses).

Because of the expected benefits of the consolidation to each of the Funds, the Funds will be responsible for their own Reorganization expenses. Each Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in "Other Expenses," including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, audit fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately based on relative net assets.

GCH has a contractual expense limitation agreement in place with AAMAL. To the extent that GCH's expenses exceed its expense limit, AAMAL will bear such expenses, including expenses described above related to the Reorganization. GCH is currently operating below its expense limit and AAMAL will only bear GCH's Reorganization expenses if and to the extent that the expenses exceed the cap.

Because each Fund has already incurred expenses solely and directly attributable to the Reorganizations, if each Fund's respective shareholders do not approve their Fund's Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

The expenses of the Reorganizations are estimated to as follows:

Target Fund	Total Reorganization Expenses	Reorganization Expense Per Share
ABE	$340,000	$0.04
IF	$240,000	$0.03
ISL	$260,000	$0.07
LAQ	$415,000	$0.06
SGF	$280,000	$0.04
GCH	$320,000	$0.04

In addition, certain of the Funds will bear portfolio transaction costs associated with selling portfolio securities in advance of the applicable Reorganization in circumstances where local-market restrictions do not permit the in-kind transfer of such securities to the Acquiring Fund, and in some instances, the purchase of new securities that are in line with the Acquiring Fund's investment strategy. These estimated costs are shown in the table below; however, the final amount of such costs will depend on market conditions at the time such sales and purchases are made.

Target Fund	Total Portfolio Transaction Costs	Portfolio Transaction Costs per Share
ABE	$316,000	$0.033
LAQ	$336,800	$0.045
SGF	$1,500	$0.000
GCH	$86,500	$0.010

Further, the Combined Fund will be required to rebalance its portfolio after the Reorganizations are consummated, the portfolio transactions costs of which will be shared by all shareholders of the Combined Fund. Such costs are estimated to be $2,420,000, or $0.02 per share; however, the final amount of such costs will depend on market conditions at the time such sales and purchases are made.

The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Neither the Funds nor the Investment Adviser or its affiliates will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

REASONS FOR THE REORGANIZATIONS

Based on the considerations below, the Board of each Target Fund voting separately, including the Independent Directors, has determined that the Target Fund's Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund's existing shareholders would not be diluted as a result of the Reorganization. The Board of each Target Fund approved the Target Fund's Reorganization and recommends that shareholders of the Target Fund approve such Reorganization. The Board of the Acquiring Fund also approved each Reorganization and determined that the each Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of the Reorganization.

Background and Reasons for the Proposed Reorganization

The Funds were initially launched at times when it was difficult for investors to obtain investment exposure to the types of securities in which the Funds invest. The markets in which the Funds invest have evolved over time and there now are multiple ways in which investors can obtain that exposure. For example, American Depositary Receipts and exchange traded funds giving access to Israeli securities are available, providing liquid and cost-effective access for investors. In addition, the Funds' shares have tended to trade in recent years at prices that are below their net asset values, although there have been times when, due to implementation of discount reduction mechanisms or otherwise, one or more of the Funds have traded at prices above their net asset values.

Over the years, the investment adviser and the Board of each Fund have regularly analyzed options to address the discount at which Fund shares have traded. As a result of those considerations, one of more Funds have taken certain actions, including implementing tender offers, share buyback programs and managed distributions. Nonetheless, discounts have persisted and, for most of the Target Funds, institutional investors have accumulated significant holdings. Given the size of these holdings, these Target Funds are vulnerable to shareholder proposals that could be costly to such Target Funds, distracting to management and potentially detrimental to certain investors. In light of the changes in the markets and the potential for activism, an affiliate of the investment adviser of each Fund undertook an analysis of available alternatives, ultimately recommending a consolidation of all of the Funds into a single Aberdeen-advised fund, which would be restructured to have an emerging markets equity income strategy. The recommendation included conducting a tender offer post-consolidation to provide liquidity to shareholders and increase the likelihood of shareholder support. The Boards asked for further analysis supporting this recommendation and other available alternatives, such as a liquidation of a Fund.

After further review and consideration, the Boards were tentatively in favor of pursuing a consolidation followed by a tender offer. Certain Target Fund Boards were advised that it would be difficult, if not impossible, to obtain the shareholder vote necessary to implement the consolidation without the support of certain institutional holders. These Target Fund shareholders subsequently advised that they support a consolidation and that, given the significant change to the strategy of each Fund that would result from the consolidation, it would, in their view, be advisable and appropriate for the Combined Fund to conduct a tender offer in order to provide liquidity to former shareholders of the Funds that may not wish to remain invested in a fund with an emerging markets equity income focus. Each Board considered that the tender offer would provide an opportunity for shareholders to sell at least a portion of their shares of the Combined Fund at a price close to NAV.

The Board of each Fund further considered the consolidation in detail, including that the Board for the Combined Fund was proposed to include certain individuals who currently serve as Board members of one or more of the Target Funds and the range of sizes of a tender offer that might be conducted after the consolidation. The Boards recognized that the size of the tender offer should be limited so that the Combined Fund maintains sufficient assets in order to achieve certain benefits of a consolidation. For example, higher trading volume is generally associated with a larger fund. Nonetheless, the Board of each Fund was of the view that a tender offer of a meaningful size post-consolidation is reasonable and appropriate. In considering the tender amount, the Boards were also cognizant that the Combined Fund will realize capital gains in connection with the realignment of its portfolio following consolidation and that the distributions of those gains would further shrink the size of the Combined Fund. With these considerations in mind, each of the Funds entered into a Standstill Agreement with CoL, a large shareholder of certain Funds, which requires the Combined Fund to commence a tender offer for shares of the Combined Fund at 99% of NAV in an amount that, together with capital gains accrued by the Combined Fund and to be distributed in 2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The size and final terms of the offer will be determined at a later date.

In addition to agreeing to conduct a tender offer on the terms described above, the Standstill Agreement requires the Combined Fund to establish a targeted discount policy, which will seek to manage the Combined Fund's share trading discount by: (1) committing the Combined Fund to buy back shares in the open market when the Combined Fund's shares trade at a discount of 10% or more to NAV and (2) undertaking a 15% tender offer if the average discount exceeds 11% of NAV over any rolling twelve-month period commencing on the closing of the consolidation and ending on December 31, 2019, provided that the Combined Fund shall not be required to conduct more than one tender offer during such period. In implementing this targeted discount policy, the Combined Fund will not buy back shares in the open market until at least 60 days after the completion of all of the Reorganizations. Also pursuant to the Standstill Agreement, the Combined Fund's expense ratio will be capped at 1.20% (excluding leverage costs, taxes and non-routine/extraordinary expenses)

through December 31, 2019, which the Investment Adviser has agreed to extend until two years from the date of the first Reorganization closing.

Pursuant to the Standstill Agreement, CoL has agreed to (1) submit for tender all shares of the Combined Fund beneficially owned by it in the proposed tender offer, (2) vote all shares beneficially owned in favor of all Director nominees and proposals submitted at the 2018 special and/or annual meetings relating to the consolidation, (3) through December 31, 2019, vote all Combined Fund shares beneficially owned by it following the closing of the Reorganizations in favor of any Director nominees submitted at a shareholder meeting with respect to which the Board recommends a vote in favor and against any proposal or Director nominee with respect to which the Board recommends a vote against through December 31, 2019 and (4)be bound by certain "standstill" covenants through December 31, 2019. In the event that CoL submits its shares in the tender offer and the tender offer is oversubscribed, the shares submitted by CoL will be accepted by the Combined Fund pro rata according to the same percentage accepted by the Combined Fund for all other tendering shareholders.

If the Acquiring Fund or any Target Fund fails to complete the applicable Reorganization on or before the end of the second calendar quarter of 2018 or the Combined Fund fails to complete the proposed tender offer and distribute the proceeds of the tender offer in cash to the participating shareholders on or before the end of the third calendar quarter of 2018, the Standstill Agreement will terminate and be of no further force or effect unless the parties agree to extend the time period for such actions. The Standstill Agreement will remain in full force and effect until the earliest of: (i) December 31, 2019; (ii) termination of the Standstill Agreement as described above; and (iii) such other date mutually agreed in writing between the Funds and CoL.

Board Considerations Relating to the Consolidation

Each Target Fund Board considered its Target Fund's Reorganization over a series of meetings (collectively, the "Meetings"). The Boards of ABE, ISL, IF and LAQ each met on June 13, 2017, August 23, 2017 (ISL only), September 6, 11 and 12, 2017 and October 2, 2017. The Boards of SGF and GCH met separately on June 13, 2017, September 11 and 12, 2017 and October 2, 2017. The Board of SGF also met on December 19, 2017. In preparation for the Meetings, the Investment Adviser or its affiliates provided the relevant Board with detailed information regarding the proposed Reorganizations, including the rationale therefor and potential alternatives that might be considered instead of the Reorganizations. The Board of each Fund met in executive sessions with counsel and without representatives of the Fund's investment adviser present to discuss the Fund's proposed Reorganization. Each Board considered a number of factors presented at the applicable Meetings in reaching its determination with respect to the relevant Fund, including, but not limited to, the following:

•  potential for improved economies of scale and a lower Total Expense Ratio than the Fund;

•  alternatives to the Reorganization;

•  the potential effects of the Reorganization on the distributions of the Fund;

•  the potential effects of the Reorganization on the Fund's discount to NAV;

•  the differences between and compatibility of the Fund's investment objectives, policies and related risks and those of the Combined Fund;

•  consistency of portfolio management;

•  the potential for improved secondary market trading;

•  the potential for operating and administrative efficiencies;

•  the anticipated tax-free nature of the Reorganization;

•  the potential effects on the Fund's capital loss carryforwards;

•  the effects on the Fund's undistributed net investment income and capital gains, if any;

•  the expected costs of the Reorganization;

•  the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Fund;

•  the effect of the Reorganization on shareholder rights; and

•  any potential benefits of the Reorganizations to the investment adviser and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Expense Ratio of the relevant Fund (including estimated expenses of the Combined Fund after the applicable Reorganizations). The contractual management fee rate of the Combined Fund will be:

•  0.90% of the first $250 million of the fund's average weekly net assets;

•  0.80% on the next $250 million; and

•  0.75% on amounts above $500 million.

The Board of each of ABE, ISL and IF considered that the contractual management fee rate of the Combined Fund will be the same or lower than the current contractual management fee rate of the relevant Fund, which are as follows:

Target Fund	Contractual Management Fee Rate
ABE	• 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), • 1.125% on the next US$100 million; and • 1.00% of such assets over $200 million.
ISL	• 1.30% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower),
• 1.25% of such assets between $50 million and $100 million,
• 1.20% of such assets between $100 million and $150 million,
• 1.15% of such assets between $150 million and $200 million,
• 1.05% of such assets over $200 million.
IF	• 1.00% of the first $50 million of the Fund's average weekly net assets, • 0.95% of such assets between $50 million and $100 million, • 0.90% of such assets over $100 million.

The Board of each of LAQ and GCH considered that the contractual management fee rate of the Combined Fund will be the same or lower at certain asset levels, but higher at other asset levels, than the current contractual management fee rate of the relevant Fund, which are as follows:

Target Fund	Contractual Management Fee Rate
LAQ	• 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower),
• 0.90% of such assets between $100 million and $150 million,
• 0.80% of such assets over $150 million.
GCH	• 1.00% of the Fund's average weekly net assets up to $100 million,
• 0.90% of the Fund's average weekly net assets between $100 million and $200 million,
• 0.75% of the Fund's average weekly net assets in excess of $200 million.

The Board of SGF considered that the contractual management fee rate of the Combined Fund will be higher than the current contractual management fee rate of the Fund, which is:

•  0.80% of the first $50 million;

•  0.66% in excess of $50 million.

The Board of each of ABE, LAQ and ISL noted that the Combined Fund's fee is paid on net assets, whereas the management fee for each of ABE, LAQ and ISL is paid on net assets or the Fund's market value, whichever is lower. The Board of each of LAQ, GCH and SGF considered that the Combined Fund's contractual management fee rate is higher at certain asset levels (not currently implicated) in the case of LAQ and GCH or at all asset levels in the case of SGF than those of the relevant Target Fund. However, the Board of each of ABE, LAQ, ISL, GCH and SGF also considered that the Combined Fund would still be competitively priced relative to peers. In addition, other costs of the Combined Fund would be lower than those of the relevant Fund, as reflected in the estimated Total Expense Ratio, which is expected to be lower than that of the relevant Fund as a result of the anticipated increase in assets as a result of the Reorganizations and the two-year expense cap of 1.20% agreed to by Aberdeen. Each Board also noted that the Combined Fund's planned use of leverage would not increase the management fee paid by the Combined Fund because it is paid on net assets and not total managed assets.

Each Board considered that the management fee of the Combined Fund has breakpoints, which are intended to reflect the anticipated economies of scale in managing the Fund, and that Aberdeen intends to manage the Combined Fund in a similar fashion to other Aberdeen accounts and therefore Aberdeen will work to achieve economies of scale through relationships with brokers, administrative systems, and other operational efficiencies.

Each Board also considered that the administration fee payable to AAMI, an affiliate of the investment adviser to the Combined Fund, is the same as the administration fee payable to AAMI by each of the Funds currently, and that the Combined Fund's custodian and sub-administrator and the fees payable for custody and sub-administration services are the same as for each Fund.

Each Board considered that the Reorganizations would result in a Net Total Expense Ratio for the Combined Fund, excluding the costs of leverage anticipated to be used by the Combined Fund, estimated to be 1.12% (pre-tender offer) and 1.20% (post-tender offer (assuming a maximum reduction in Combined Fund net assets of either 40% or 50% as a result of the capital gain distributions and tender offer)) using net assets as of August 31, 2017 assuming that all proposed Target Funds participate and a maximum cash tender and gain distribution of 50%, compared to the relevant Fund's Net Total Expense Ratio (after waivers) of 1.25% (LAQ), 1.53% (ISL), 1.59% (IF), 1.74% (GCH) (as of June 30, 2017) and 1.53% (ABE) and 1.45% (SGF) (as of April 30, 2017). Each Board also considered the anticipated remaining assets in the Combined Fund following a reduction in AUM due to a cash tender and capital gain distribution of 40% and 50% as well as the estimated gross and net expense ratios, as shown in the following table.

As of August 31, 2017	Pre-Tender Offer	Post-Tender Offer (40%)	Post-Tender Offer (50%)
Assets	$880,572,449	$528,343,469	$440,286,225
Estimated Expense Ratio	1.12%	1.23%	1.28%
(Net of waiver)		(1.20%)	(1.20%)

In addition, each Board noted that the Combined Fund would utilize leverage as part of its investment strategies, the costs of which would be dependent on the amount of leverage used by the Combined Fund and the commercial terms of the leverage arrangements. Each Board considered that the costs of such leverage would increase the Net Total Expense Ratio of the Combined Fund. Each Board further noted any leverage arrangements entered into by the Combined Fund would be subject to approval by the Combined Fund's Board.

At a meeting of the SGF Board held on December 19, 2017, the Board of SGF also considered the estimated Combined Fund's Net Total Expense Ratios noted above compared to SGF's Net Total Expense Ratio for its fiscal year ended October 31, 2017, which was 1.39%. In addition, the SGF Board noted that the estimated Net Total Expense Ratio for the Combined Fund, including estimated leverage costs based on current market interest rates, assuming the use of 10% leverage and after a 50% reduction in assets, was 1.46% and that this would represent an increase in the Net Total Expense Ratio for SGF.

Each Fund's Board also considered that the Investment Adviser has agreed to cap the expenses of the Combined Fund at 1.20% (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) for a period of two years from the date of closing of the first Reorganization, regardless of how many Target Funds ultimately participate. There can be no assurance that future expenses will not increase. Moreover, the level of expense savings (or increases) will vary depending on which Target Funds ultimately participate in the proposed Reorganizations.

Alternatives to the Reorganizations. In reaching its decision to approve each Fund's respective Reorganization, the Board of such Fund considered various alternatives, including continuing to operate such Fund as a separate Fund or the liquidation of such Fund. Each Board discussed that investor demand for the relevant Fund has declined in part due to the introduction of single-country exchange-traded funds and/or other competitor products, which management believes has been a contributing factor to low trading volume and the Fund's wide discounts in recent years, making the continued viability of the relevant Fund more challenging and resulting in the potential for a future liquidation. Each Board considered that a reorganization may be a beneficial alternative to shareholders by avoiding the tax consequences of a liquidation.

Potential Effects of the Reorganizations on Distributions. The Combined Fund's dividend yield is expected to be higher than each Fund's dividend yield as shown in the table below based on an analysis of the

Combined Fund's model portfolio as of August 2017 and assuming 10% leverage. The dividend yields in the table below are gross (before operating expenses) for each of the Target Funds and the Combined Fund.

Fund	Dividend Yield*	Estimate of Model Portfolio Dividend Yield (assumes 10% leverage)	Increase in Dividend Yield
ABE	2.2%	4.1%	+1.9%
ISL	1.9%	4.1%	+2.2%
IF	2.0%	4.1%	+2.1%
LAQ	2.9%	4.1%	+1.2%
SGF	3.0%	4.1%	+1.1%
GCH	2.5%	4.1%	+1.6%

  *  Source: Factset (as of August 2017)

A Fund's earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will not decline. In addition, the Combined Fund's future earnings may vary depending on which Funds ultimately participate in the proposed Reorganizations and the resulting size of the Combined Fund after the capital gain distributions and tender offer.

Potential Effects of the Reorganizations on Premium/Discount to NAV. Each Board noted that to the extent the shares of the relevant Fund are trading at a wider discount than the shares of the Acquiring Fund at the time of the Reorganizations, the Fund's shareholders would have the potential for an economic benefit by the possible narrowing of the discount; however, there is no guarantee of a narrower discount. If the reorganizing Fund is trading at a narrower discount than the Acquiring Fund, the opposite would occur. Each Board also considered that, pursuant to the terms of the Standstill Agreement, the Combined Fund will establish a targeted discount policy which will seek to manage the Fund's discount by buying back shares of common stock in the open market at times when the Fund's shares trade at a discount of 10% or more to NAV and by undertaking a 15% tender offer if the average discount exceeds 11% over a rolling 12 month period commencing on the closing of the consolidation and ending on December 31, 2019, provided that the Combined Fund shall only be required to conduct one tender offer pursuant to this provision during that period. In implementing this targeted discount policy, the Combined Fund will not buy back shares in the open market until at least 60 days after the completion of all of the Reorganizations. The implementation of this policy, together with the larger size of the Combined Fund, its higher expected distribution rate and its broader investment mandate, have the potential, in the Boards' views, for maintaining a narrower discount than the Funds have tended to have. Of course, there can be no guarantee that the Combined Fund will trade at a narrower discount than the predecessor Funds.

Compatibility of the Investment Objectives, Policies and Related Risks. Each Board noted that the relevant Fund's shareholders will remain invested in an exchange-listed closed-end management investment company that will have substantially greater net assets than the Fund. Each Board noted that the greater assets of the Combined Fund compared to each Fund individually would also enable to the Combined Fund to have greater diversity of issuers and country exposure, which may reduce risk for the shareholders of each Fund that consolidates into the Combined Fund.

Each Board considered the similarities and differences of the investment objective and investment policies, as well as principal risks, of the relevant Fund with those of the Combined Fund. Each Board noted that the Combined Fund's investment objective will be to seek to provide both current income and long-term capital appreciation and the Combined Fund will seek to achieve the income component of its new objective by investing primarily in dividend-paying equity securities. Each Board noted that the addition of an income component to the Combined Fund's investment objective and the addition of leverage, although different from each Fund's current objective and strategy, could benefit shareholders through a potentially higher dividend yield, as discussed further above.

LAQ, ISL, IF, ABE: The Board of each of LAQ, ISL and IF noted that the Combined Fund would continue to invest in equity securities, but would invest in emerging market equities broadly, without the single-country or regional focus that LAQ, ISL and IF have now. The Boards of LAQ and IF noted that although Latin American and Indonesian issuers could still be included in the Combined Fund's portfolio, the Combined Fund would also invest in other countries and regions. The Boards of LAQ and IF considered that, as a result, LAQ and IF shareholders would be subject to less risk associated with the countries and regions in which the respective Funds currently invest, but would become exposed to risks of countries in which the Funds do not currently invest. The Board of ABE considered that the Combined Fund would invest in securities of any market capitalization, which differs from ABE's current strategy of investing in emerging market small company issuers. The Board of ABE noted that, as a result, ABE would be subject to less risk of small cap companies but would be exposed to potentially different risks of mid-cap and large-cap issuers. The Boards of LAQ, IF and ABE considered that, other than such differences, the risks to which LAQ, IF, ABE and the Combined Fund are subject are substantially similar. The Board of ISL recognized that although Israel was an emerging market country when ISL was formed, it has since been designated as a developed market and therefore Israel is not expected to be represented in the portfolio of the Combined Fund. The Board of ISL considered that, as a result, shareholders of ISL would no longer have exposure to Israel as shareholders of the Combined Fund, and would be exposed to risks of emerging market countries.

SGF: The Board of SGF noted that the Combined Fund would continue to invest in equity securities, but would invest in emerging market country issuers, which is a change from SGF's focus on Singapore issuers. The Board of SGF considered that, although SGF shareholders would be exposed to greater diversification of issuers and countries, they would become exposed to risks of emerging markets countries in which SGF does not currently invest.

GCH: The Board of GCH noted that the Combined Fund would continue to invest in equity securities, but would invest in emerging market equities generally, which is a change from GCH's focus on issuers that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investment made or services performed in China and/or Hong Kong and/or Taiwan, or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan. The Board of GCH considered that, although these countries would still be part of the Combined Fund's portfolio, the Combined Fund would also invest in other countries and regions. The Board of GCH noted that, as a result, GCH shareholders would be subject to less risk of China and other countries in which the Fund currently invests, but would become exposed to risks of countries and regions in which the Fund does not currently invest.

Each Board also discussed that the Combined Fund currently expects to use leverage in an amount between 5% and 15% of total assets, which can help to enhance the Combined Fund's return, but which also entails new risks for the Fund's shareholders.

Recognizing the significant differences between each Fund's investment focus and that of the Combined Fund, the Board of each Fund concluded that the consolidation is in the best interest of shareholders. While the Acquiring Fund will be the legal and tax survivor of the Reorganization, LAQ is expected to be the accounting survivor. As a result, LAQ's performance history will be the performance history of the Combined Fund.

Consistency of Portfolio Management and Portfolio Composition.

The Board of each of ISL, LAQ and ABE noted that AAML serves as the investment adviser to the relevant Fund, each of which is managed by the Global Emerging Markets (GEM) team. The Board noted that AAML also serves as the investment adviser to the Acquiring Fund, which is managed by the GEM team as well. The Board of each of IF, SGF and GCH noted that Aberdeen Asset Management Asia Limited, an affiliate of AAML, serves as the investment adviser to the relevant Fund and that the relevant Fund is managed by the Asian equity team. The Boards of IF, SGF and GCH noted that the Asian equity team is an integral part of the broader GEM team which utilizes resources based globally in Europe, Asia and South America.

Each Fund's Board considered that securities for the Combined Fund's portfolio would be selected from the existing universe of holdings researched and selected by the GEM team and that AAML's investment professionals manage a number of regional income focused equity strategies within its UK closed-end fund complex and considered the performance information for those funds. The Boards considered that in providing investment advisory services, AAML may use the resources of subsidiaries of Aberdeen Asset Management PLC ("Aberdeen PLC"). As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc, which changed its name to Standard Life Aberdeen plc, as a result of a merger of the two companies. AAML, AAMAL and their affiliates are referred to herein as "Aberdeen". Aberdeen PLC affiliates have entered into a memorandum of understanding/personnel sharing procedures ("MOU/PSP") pursuant to which investment professionals from Aberdeen PLC affiliates may provide portfolio management, research and/or trade services to

U.S. clients of AAML. As such, in addition to their own extensive resources and experience, the GEM team can draw on the full global investment resource of the Aberdeen group.

The Boards considered that certain Funds' portfolios would be realigned prior to the Reorganizations in order to facilitate the consolidation. The Boards noted that Aberdeen has determined that certain countries do not permit the in-kind transfer of securities from one Fund to the Combined Fund. As a result, based on the Fund's holdings, each of ABE, LAQ, SGF and GCH would require portfolio realignment prior to the proposed consolidation date. The relevant Board considered that, as of June 30, 2017, brokerage and/or related trading costs for the portfolio realignment are approximately 8 basis points (0.08%) of the market value of ABE's portfolio, which equates to approximately $0.012 per share, approximately 5 basis points (0.05%) of the market value of LAQ's portfolio, which equates to approximately $0.012 per share, approximately 2 basis points (0.02%) of the market value of SGF's portfolio, which equates to approximately $0.000 per share and approximately 1 basis point (0.01%) of the market value of GCH's portfolio, which equates to approximately $0.002 per share. Based on the valuation of the securities proposed to be sold in connection with the applicable portfolio realignment at the time of the Boards' considerations, it was not anticipated that capital gains would be realized in a sufficient amount that would require a capital gain distribution for any of such Funds prior to the applicable Reorganization.

In addition, each of the Boards considered that following the consolidation date, AAML will complete the realignment of the Combined Fund's portfolio to make it consistent with its new investment policies. The brokerage and/or related trading costs for the portfolio realignment, as of June 30, 2017, are expected to be approximately 19 basis points (0.19%) of the estimated market value of the Combined Fund's portfolio, which equate to approximately $0.015 per share, assuming the Reorganization of each of the Target Funds into the Acquiring Fund. The Boards noted that actual costs may vary based on market conditions at the time of realignment.

The Boards also considered that the Combined Fund would be required to sell portfolio securities in connection with a tender offer, the costs and tax impact of which would depend on the size of the tender offer. Each Board considered that the tender offer would be conducted at 99% of NAV, with the resulting accretion in NAV for remaining shareholders and thereby offsetting the costs of the tender offer.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels at and following the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than the relevant Fund, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund's shareholders when purchasing or selling Combined Fund shares and potential for improved premium/discount levels for the Combined Fund's common shares. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board considered that, although shareholders would be given an opportunity to exit the Combined Fund through a tender offer if they choose to do so, shareholders may also sell their remaining shares in the secondary market at a potentially narrower discount than each Fund is trading at currently, although there is no guarantee that the discount of the Combined Fund will be narrower than any Fund, at the closing of the consolidation or thereafter.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger position sizes, more favorable transaction terms and better trade execution.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations, as each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. However, taxable shareholders will be subject to tax if a Fund is required to distribute gains or income prior to the Reorganization and in connection with rebalancing the Combined Fund's portfolio and generation of cash in connection with a tender offer post-Reorganization. While difficult to estimate, each Fund's investment adviser currently expects that, assuming a maximum 50% post-consolidation tender offer and that each of the Target Funds consolidate, the taxable gain distributed to Combined Fund shareholders is expected to be 11.31% of Combined Fund assets, although it could be higher or lower depending on market conditions. Each Board considered that tax equalization would be used, whereby capital gains generated in connection with portfolio realignment of the Combined Fund or in connection with the tender offer can be deemed to have been distributed with the tender proceeds.

Capital Loss Carryforwards Considerations. Each Board considered that there is no loss of the capital loss carry-forwards of the relevant Target Fund upon Reorganization, and that the Combined Fund may, to the extent of the unrealized gain of a Target Fund as of the Reorganization, utilize the entire capital loss carry-forward of such Target Fund against post-Reorganization sales of securities held by such Target Fund pre-Reorganization without limit. Each Board noted that if there are additional capital loss carry-forwards remaining, the ability to utilize a Target Fund's capital loss carry-forwards by the Combined Fund would be subject to an annual limit. At the time of the Meetings, only one Target Fund, ABE, was expected to have additional capital loss carry-forwards that would be subject to an annual limit for use by the Combined Fund post-Reorganization.

Effects of the Reorganizations on Undistributed Net Investment Income and Capital Gains. Each Board noted that all of the undistributed net investment income ("UNII") and capital gains, if any, of the relevant Fund is expected to be distributed to such Fund's respective shareholders prior to the Reorganizations if such Fund's Reorganization is approved by shareholders. Based on data as of June 30, 2017, it was estimated that only ISL and GCH would have gains and/or income to distribute prior to the Reorganization in the amount of 1.40% for ISL and 6.44% for GCH, as a percentage of the relevant Fund's assets. This may change depending on each Fund's security trading activity prior to the Reorganizations.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of the applicable Reorganization, including the estimated costs associated with such Reorganizations and the allocation of such costs to the relevant Funds. The Board of each Fund noted that the Target Funds and Acquiring Fund would bear the expenses of the Reorganizations, except to the extent that the Fund has an expense limitation in place and such expenses exceed the expense limit. The Board of GCH noted that the Fund has an expense limitation agreement and that it is currently operating below the cap and to the extent that the Fund's expenses were caused to exceed its expense limitation, that the investment adviser to the Fund would bear those costs. Each Board considered that the costs of the Reorganizations will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately based on relative net assets. These costs include items such as proxy costs, notifications to shareholders and legal costs associated with any necessary documentation to effect the Reorganizations. The anticipated costs for each Target Fund are set forth in the table below, which excludes portfolio transaction costs to be borne by shareholders.

Fund	Estimated Costs
ABE	$340,000
ISL	$240,000
IF	$260,000
LAQ	$415,000
SGF	$280,000
GCH	$320,000

These costs are estimates only and actual costs may be more or less. Each Board noted that the projected costs to be borne by its Fund are less than the savings anticipated to be generated as a result of a reduction in the total expense ratio of the Fund as a result of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. Each Board considered that because the aggregate net asset value (not the market value) of the shares of the Acquiring Fund that Target Fund shareholders will receive in the Reorganizations is expected to equal the aggregate net asset value (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Reorganizations, as set forth in the Form of Agreement and Plan of Reorganization approved by each Board, the net asset value of Target Fund shares will not be diluted as a result of the Reorganizations. No fractional common shares of the Acquiring Fund will be issued to shareholders in connection with the Reorganizations, and Target Fund shareholders will receive cash in lieu of such fractional shares.

Effect on Shareholder Rights. Each Board noted that the relevant Fund and the Acquiring Fund are each organized as a Maryland corporation and considered any material differences between the Fund's and Acquiring Fund's respective By-laws and Articles of Incorporation.

Potential Benefits to the Investment Adviser and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits to the relevant Fund's investment adviser and its affiliates, including that the investment advisers would retain assets under management. Each Board also noted that Aberdeen has fee waiver agreements in place for several of the Target Funds and that if the consolidation occurs as contemplated, all such fee waiver agreements would terminate upon completion. This would represent a benefit to Aberdeen. However, each Board noted that such benefit is offset by the reduction in fee level overall, the expense limitation agreement to be entered into for the Combined Fund, and a reduction in the total assets under management currently expected after completion of the tender offer and capital gains distributions. Each Board considered that although assets would decline as a result of the proposed tender offer, it is possible that if no Reorganization were to occur, the Fund may be more likely to be susceptible to the type of activities currently engaged in by activist shareholders of other funds, which in certain instances have been, and could continue to be, costly to such funds or result in their liquidations.

The Boards also considered the expressed support of certain institutional investors in the Funds, particularly CoL, of the consolidation and subsequent tender offer and the benefits of the Standstill Agreement with CoL. The benefits of the Standstill Agreement include potentially lower proxy solicitation costs for certain Funds to approve the Reorganization and a reduction in the potential for contested proxy solicitations for a period of time. Each Board noted that the contractual management fee rate of the Combined Fund will be lower than the current contractual management fee rate of any individual Fund, except SGF, and, at certain asset levels, LAQ and GCH, and considered the investment adviser's and its affiliates' projected profitability managing the Combined Fund assuming various scenarios, which was expected to decrease in each reasonably anticipated scenario.

Conclusion for each Board other than the SGF Board. Each Board, including the Independent Directors, unanimously approved the applicable Reorganization, concluding that such Reorganization is in the best interests of the relevant Fund and that the interests of existing shareholders of such Fund will not be diluted as a result of such Reorganization. This determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole with respect to the relevant Fund and its shareholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Conclusion for SGF Board. After reviewing the foregoing considerations, the Board of SGF noted that many of SGF's shareholders may view the benefits of the proposed consolidation as less compelling than would shareholders of the other Funds proposed to participate in the consolidation, particularly given the differences in the investment objectives and policies of SGF and those proposed for the Combined Fund. The Board of SGF also noted that, on the other hand, there was some likelihood that in coming years, SGF would be pressured by some of its larger shareholders to liquidate SGF or to engage in some other liquidity event that would reduce the long-term viability of SGF by reducing the size of SGF, thereby increasing SGF's expense ratio, and would reduce the liquidity of SGF's shares in the secondary market. Viewed in this context, the Board of SGF concluded that it would be in the best interest of SGF and its shareholders to participate in the consolidation, as it would provide shareholders who would be faced with the "forced" disposition of their shares upon the likely liquidation of SGF in coming years with the options of (a) receiving, in a non-taxable exchange of shares of SGF for shares of the Acquiring Fund, shares in a fund whose investment objectives and policies the investor found attractive; or (b) having the flexibility to decide when to incur the taxable event resulting from the disposition of their investment, whether upon sale in the open market of shares of the Combined Fund after the Reorganizations or sales of their shares in the contemplated tender offer by the Combined Fund. The Board's determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole with respect to SGF and its shareholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

PROPOSAL: THE REORGANIZATIONS OF THE TARGET FUNDS

Shareholders of each of ABE, LAQ, ISL, IF, SGF and GCH are being asked to approve the Reorganization Agreement between each such Target Fund and the Acquiring Fund, pursuant to which such Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated

labilities of the Target Fund, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to its shareholders (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law.

Pursuant to a separate proxy statement/prospectus, shareholders of one other target fund (GRR) are also being asked to approve a reorganization agreement between it and the Acquiring Fund. The Reorganizations seek to combine a total of eight funds with different, but in most cases similar, investment objectives, investment strategies and policies, investment restrictions and investment risks. Each Fund has the same or an affiliated investment adviser. See "COMPARISON OF THE FUNDS."

The Board of each Fund, including the Independent Directors, has unanimously approved its Reorganization(s), including its respective Reorganization Agreement(s). Assuming each Target Fund's shareholders approve the Reorganization of the applicable Target Fund, the Acquiring Fund will acquire substantially all of the assets and assume all stated liabilities of the Target Fund in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued common shares on the NYSE American. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional common shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective and investment strategies and policies described in this Joint Proxy Statement/Prospectus.

As a result of each Reorganization, each Target Fund shareholder will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Reorganization equal to the aggregate NAV (not the market value) of that shareholder's Target Fund common shares immediately prior to the Reorganization. The NAV of each Target Fund and the Acquiring Fund will reflect the applicable costs of such Reorganization. The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of the Target Fund that the shareholder held prior to the Reorganizations.

Each Board has reviewed data presented by the Investment Adviser or its affiliates and believes that the Reorganizations generally would result in a reduced Total Expense Ratio for the shareholders of the Funds, except with respect to SGF and LAQ, as certain fixed administrative costs would be spread across the Combined Fund's larger asset base. In addition, the Investment Adviser has contractually agreed to cap the Combined Fund's expenses at 1.20% for a period of two years from the closing of the first Reorganization. However, the level of expense savings (or increases) will vary depending on the combination of Target Funds that approve of the proposed Reorganizations and the resulting size of the Combined Fund. To the extent that one or more of the Reorganizations is not completed, but the other Reorganization(s) are completed, any expected expense savings by the Combined Fund or other potential benefits resulting from the Reorganizations may be reduced.

If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Adviser a monthly management fee at an annual rate of:

•  0.90% of the first $250 million of the Combined Fund's average weekly net assets;

•  0.80% on the next $250 million; and

•  0.75% on amounts above $500 million.

The table below shows the Gross Total Expense Ratios on a historical and pro forma basis for (i) the Combined Fund, assuming all of the Reorganizations had taken place on June 30, 2017, which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the completed Reorganizations that would result in the lowest Gross Total Expense Ratio; and (ii) the Combined Fund, assuming only the Reorganization of IF into AEF had taken place on June 30, 2017, which represents the combination of the completed Reorganizations presented in this Joint Proxy Statement/Prospectus that would result in the highest Gross Total Expense Ratio for the Combined Fund. The pro forma Gross Total Expense Ratios for the Combined Fund also assume a reduction in Combined Fund net assets of 50% post-Reorganizations as a result of the capital gain distributions and tender offer. The table below also shows the projected reduction or increase in the Gross

Total Expense Ratio experienced by the shareholders of each Fund in connection with each combination of the Reorganizations.

	Pro Forma Combined Fund Pre-Tender Offer (All Target Funds & GRR* into AEF)	Pro Forma Combined Fund Post-Tender Offer (All Target Funds & GRR* into AEF)	Pro Forma Combined Fund Pre-Tender Offer (IF into AEF)	Pro Forma Combined Fund Post-Tender Offer (IF into AEF)
Gross Total Expense Ratios:	1.38%	1.54%	1.62%	1.81%
Change in Gross Total Expense Ratios per Fund:
ABE	decrease by 0.17%	decrease by 0.01%	—%	—%
ISL	decrease by 0.35%	decrease by 0.19%	—%	—%
IF	decrease by 0.23%	decrease by 0.07%	increase by 0.01%	increase by 0.20%
LAQ	increase by 0.07%	increase by 0.23%	—%	—%
SGF	decrease by 0.02%	increase by 0.14%	—%	—%
GCH	decrease by 0.39%	decrease by 0.23%	—%	—%

  *  The proposed reorganization of GRR into the Acquiring Fund is presented to GRR's shareholders in a separate proxy statement/prospectus; however, GRR is included with the Target Funds as part of the Combined Fund.

The table below shows the Net Total Expense Ratios on a historical and pro forma basis for (i) the Combined Fund, assuming all of the Reorganizations had taken place on June 30, 2017, which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the completed Reorganizations that would result in the lowest Net Total Expense Ratio; and (ii) the Combined Fund, assuming only the Reorganization of IF into AEF had taken place on June 30, 2017, which represents the combination of the completed Reorganizations presented in this Joint Proxy Statement/Prospectus that would result in the highest Net Total Expense Ratio for the Combined Fund. The pro forma Net Total Expense Ratios for the Combined Fund also assume a reduction in Combined Fund net assets of 50% post-Reorganizations as a result of the capital gain distributions and tender offer. The table below also shows the projected reduction or increase in the Net Total Expense Ratio experienced by the shareholders of each Fund in connection with each combination of the Reorganizations.

	Pro Forma Combined Fund Pre-Tender Offer (All Target Funds & GRR* into AEF)	Pro Forma Combined Fund Post-Tender Offer (All Target Funds & GRR* into AEF)	Pro Forma Combined Fund Pre-Tender Offer (IF into AEF)	Pro Forma Combined Fund Post-Tender Offer (IF into AEF)
Net Total Expense Ratios:	1.38%	1.46%	1.46%	1.48%
Change in Net Total Expense Ratios per Fund:
ABE	decrease by 0.13%	decrease by 0.05%	—%	—%
ISL	decrease by 0.13%	decrease by 0.05%	—%	—%
IF	decrease by 0.21%	decrease by 0.13%	decrease by 0.13%	decrease by 0.11%
LAQ	increase by 0.09%	increase by 0.17%	—%	—%
SGF	decrease by 0.01%	increase by 0.07%	—%	—%
GCH	decrease by 0.38%	decrease by 0.30%	—%	—%

  *  The proposed reorganization of GRR into the Acquiring Fund is presented to GRR's shareholders in a separate proxy statement/prospectus; however, GRR is included with the Target Funds as part of the Combined Fund.

The information provided in each of the two tables above includes the estimated cost of leverage, but does not reflect the increase in assets that would result from the use of leverage. Assuming that all Reorganizations take place, if the Combined Fund's assets were increased to include borrowed assets, the Gross Total Expense Ratio and Net Total Expense Ratio of the Combined Fund are estimated to be 1.40% and 1.32%, respectively, post-tender offer (assuming a maximum reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017.

The change in the Net Total Expense Ratio for the shareholders of each of the Target Funds is shown in the following table, post-tender offer, including estimated leverage costs of the Combined Fund:

	Net TER for 12 months ended June 30, 2017 (no leverage costs)*	Estimated Net TER for Combined fund (including leverage costs and after 50% reduction in assets)**	Difference
ABE	1.51%		-0.05%
ISL	1.51%		-0.05%
IF	1.59%	1.46%	-0.13%
LAQ	1.29%		0.17%
SGF	1.39%		0.07%
GCH	1.76%		-0.30%

  *  Each of the Target Funds does not currently use leverage.

  **  The Investment Adviser has contractually agreed to cap expenses of the Combined Fund to 1.20% (excluding leverage costs, taxes, and non-routine/extraordinary expenses).

The level of expense savings (or increases) will vary depending on the combination of the Funds that approve the proposed Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized.

The benefits of the use of leverage, the Combined Fund's leverage strategy and the risks thereof are described in more detail under "Reasons for the Reorganizations," "Investment Objectives and Policies of the Acquiring Fund" and "Comparison of the Funds," respectively.

In approving the proposed Reorganizations, the Board of each Fund, including the Independent Directors, determined that participation in the applicable Reorganization(s) is in the best interests of its Fund and its shareholders and that the interests of its shareholders will not be diluted with respect to the net asset value of such Fund as a result of its Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the applicable Reorganization(s). This determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Directors may have placed different weight and assigned different degrees of materiality to various factors. See "Reasons for the Reorganization."

The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board's deliberations. The Board of each Fund considered the Fund's Reorganization(s) over a series of meetings. The joint meetings of the Boards of ABE, ISL, IF and LAQ were held on June 13, 2017, August 23, 2017 (ISL only), September 6, 11 and 12, 2017 and October 2, 2017. The Boards of SGF and GCH met separately on June 13, 2017, September 11 and 12, 2017 and October 2, 2017. The Reorganizations of such Funds were approved at these meetings. The Board of SGF also met on December 19, 2017.

The share exchange in each Reorganization will be based on the net asset value of the Target Fund and the Acquiring Fund; therefore, shareholders would not experience dilution from a net asset value perspective. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

Each Reorganization will be voted upon separately by each Target Fund's shareholders and the closing of any Reorganization is not contingent upon the approval of any other Reorganization. It is possible that shareholders of one or more Target Funds do not approve the Reorganization of their Target Fund. If this were to occur, the aggregate size of the Combined Fund would be less, perhaps materially.

If a Reorganization is not approved by a Target Fund's shareholders, such Target Fund will continue to operate, for the time being, as a stand-alone Maryland corporation and will continue to be advised by its current investment adviser. In addition, the Standstill Agreement with CoL will terminate with respect to that Target Fund, and CoL would cease to be bound by its obligations thereunder. However, the investment adviser to that Target Fund may, in connection with the ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of such Target Fund, such as liquidation of the Target Fund or a re-solicitation of votes for the Reorganization.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, a Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization, except to the extent required in order to distribute gains prior to the Reorganization, to the extent of any gain or loss that may be required to be recognized solely as a result of the close of the Target Funds' taxable years due to the Reorganizations and in connection with the rebalancing the Combined Fund's portfolio and generation of cash in connection with a tender offer post-Reorganizations. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Willkie Farr, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The common shares of the Acquiring Fund are listed on the NYSE American under the ticker symbol "CH" and will be listed on the NYSE American as "AEF" after the completion of the Reorganizations. The common shares of each of the Target Funds are listed on the relevant exchange under the ticker symbols as follows: NYSE American: "ABE," "ISL," "IF," "LAQ"; NYSE: "SGF" and "GCH".

Each Target Fund Board requests that shareholders of its Target Fund approve such Target Fund's proposed Reorganization at the Special Meeting to be held on March 16, 2018.

Shareholder approval of the ABE, ISL, LAQ and GCH Reorganizations requires the affirmative vote of the holders of a majority of the votes entitled to be cast by ABE, ISL, LAQ and GCH, respectively. Shareholder approval of the IF and SGF Reorganizations requires the affirmative vote of two-thirds (66 2/3%) of the outstanding shares entitled to be cast by IF and SGF, respectively. For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the shareholders of each Target Fund with respect to each Reorganization, it is currently expected that the Closing Date will be prior to the end of April 2018; however, this is subject to change depending on the timing of the Target Fund shareholder approvals.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

Each Target Fund's Board unanimously recommends that shareholders of such Target Fund vote "FOR" such Target Fund's proposed Reorganization.

INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND

Investment Objective

The Acquiring Fund's investment objective is to seek to provide both current income and long-term capital appreciation. The Acquiring Fund's investment objective is not fundamental, and may be changed by the Fund's Board without shareholder approval.

Investment Policies

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets equity securities. If the Board of Directors elects to change this 80% policy, the Acquiring Fund will provide shareholders with at least 60 days' prior notice.

Emerging market countries for purposes of this policy include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and countries represented in the MSCI Europe Index.

The definition of equity securities includes:

•  common stock and preferred stock (including convertible preferred stock),

•  stock purchase warrants and rights,

•  equity interests in trusts and partnerships, and

•  American, Global or other types of Depositary Receipts of emerging market securities.

Determinations as to whether a company is an emerging market company will be made by the Investment Adviser based on publicly available information and inquiries made to the company.

Emerging market securities include securities that are issued by: (a) governments or government-related bodies of emerging market countries; and/or (b) companies or other issuers that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, and/or (iii) derive a majority of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries.

The Acquiring Fund may also invest without limit in those markets deemed by the Investment Adviser to be "Frontier" markets, which are investable markets with lower total market capitalizations and liquidity than the more developed emerging markets.

From time to time, the Fund may have a significant amount of assets invested in securities of issuers of a single country or of a number of countries in a particular geographic region and therefore may be subject to a greater extent to risks associated therewith.

The Acquiring Fund intends to utilize leverage as part of its investment strategy through borrowings, although it may engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage. The Acquiring Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage), although the Investment Adviser currently intends to utilize leverage generally in the amount of 5% - 15% of the Fund's total assets and does not currently expect such leverage to actively exceed 20% of total assets.

The Fund may invest in securities of any market capitalization.

The Acquiring Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Fund may invest in U.S. government securities without regard to this limitation. In selecting industries and companies for investment by the Acquiring Fund, the Investment Adviser will consider factors such as overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management. This policy may only be changed upon the affirmative vote of the holders of a majority of the Acquiring Fund's outstanding voting securities.

Although the Acquiring Fund will not invest 25% of more of its total assets in the securities of companies in the same industry, the Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Acquiring Fund may invest up to 30% of its total assets in private placements of equity securities. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), will not be subject to these percentage limitations if these securities are deemed liquid pursuant to procedures adopted by the Board of Directors and delegated to the Investment Adviser. Rule 144A Securities (defined below) and Regulation S Securities (defined below) may be freely traded among certain qualified institutional investors, such as the Acquiring Fund, but their resale in the U.S. is permitted only in limited circumstances.

The governments of some emerging countries have been engaged in "privatization" programs, which involve the sale of part or all of their stakes in government owned or controlled enterprises. The Investment Adviser believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of the Acquiring Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Acquiring Fund, to participate in privatizations may be limited by local law. In addition, the terms on which the Acquiring Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

To the extent its assets are not invested as described above, the Acquiring Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and

•  short-term and medium-term debt securities of the type described below under "Temporary Investments."

The Acquiring Fund's assets may be invested in debt securities when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities to provide both current income and long-term capital appreciation.

The Fund may invest in debt securities that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser. The Fund may invest in securities of any maturity.

For cash management purposes, the Acquiring Fund may invest up to 25% of its net assets in certain short-term investments described below and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments.

Temporary Investments. During periods in which the Investment Adviser believes changes in economic, financial or political conditions make it advisable, the Acquiring Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. Temporary defensive positions may affect the Acquiring Fund's ability to achieve its investment objective.

The Acquiring Fund may invest in the following short-term instruments:

•  obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

•  bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

•  floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

•  obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser, and

•  shares of money market funds that are authorized to invest in short-term instruments described above.

Currency Transactions. The Investment Adviser generally does not seek to hedge against declines in the value of the Acquiring Fund's non- U.S. dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, the Investment Adviser may, in its discretion, hedge all or part of the value of the Fund's non-U.S. dollar-denominated portfolio securities, although it is not obligated to do so. The Acquiring Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which its assets are denominated, unless it engages in hedging transactions.

Depositary Receipts. The Acquiring Fund may invest indirectly in securities of emerging markets country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Acquiring Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

Portfolio Turnover Rate. The Acquiring Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Acquiring Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes.

Loans of Portfolio Securities.  The Acquiring Fund's investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Acquiring Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund's total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. If the Acquiring Fund enters into a securities lending arrangement, it is expected that cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Acquiring Fund may terminate a loan after such notice period as is provided for the particular loan. The Acquiring Fund would receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Acquiring Fund would also have the option to require non-cash distributions on the loaned securities to be credited to its account.

An investment in the Acquiring Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors and Special Considerations."

Investment in the common stock of the Acquiring Fund offers the individual investor several potential benefits. The Acquiring Fund offers investors the opportunity to receive capital appreciation and income by investing in a professionally managed portfolio comprised primarily of emerging market equity securities of any capitalization, including dividend-paying equity securities. The securities for the Acquiring Fund's portfolio would all be selected from the existing universe of holdings researched and selected by the Investment Adviser's global emerging markets ("GEM") team. In rendering investment advisory services, the Investment Adviser may use the resources of subsidiaries owned by Aberdeen PLC. The Aberdeen PLC affiliates have entered into a MOU/PSP pursuant to which investment professionals from the Aberdeen PLC affiliates may render portfolio management, research and/or trade services to U.S. clients of the Investment Adviser. As such, in addition to their own extensive resource and experience, the GEM team can draw on the full global investment resources of Aberdeen PLC.

The Investment Adviser will manage the Acquiring Fund's investments in accordance with the stated investment objective, policies and limitations. The Investment Adviser, together with its affiliates, will review and provide the required resources to ensure high quality and professional management services to the Acquiring Fund. The Investment Adviser will use a team-based approach for management of the Acquiring Fund. The Investment Adviser provides professional management, which includes the extensive analysis needed to invest in emerging markets securities. As is the case with respect to the management of each of the Target Funds currently, the Investment Adviser will employ a bottom-up process based on a disciplined evaluation of companies through face-to-face visits. The Investment Adviser does not buy a stock without the investment managers having first met company management (at least once, usually multiple times) and having completed detailed notes analyzing the company's prospects.

Additionally, the Investment Adviser may seek to enhance the yield of the Acquiring Fund's common stock by leveraging the Acquiring Fund's capital structure through the borrowing of money, or potentially the issuance of short term debt securities or shares of preferred stock. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors and Special Considerations—Leverage Risk" and "Additional Investment Policies—Leverage" in this section.

The Acquiring Fund may invest in, among other things, the types of instruments described below:

Common Stock.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Acquiring Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents. The Acquiring Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, the Acquiring Fund will hold the common stock at the Investment Adviser's discretion.

Convertible Securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock. A convertible debt security is not counted as an equity security for purposes of the Fund's 80% policy.

Illiquid Securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

Preferred Stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Private Placements and Other Restricted Securities. Private placement and other restricted securities include securities that have been privately placed and are not registered under the 1933 Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S ("Regulation S Securities").

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Acquiring Fund, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Acquiring Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Acquiring Fund's limit on investments in illiquid securities.

Rights Issues and Warrants. Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are speculative and have no value if they are not exercised before the expiration date.

Additional Investment Policies

The Acquiring Fund has adopted certain policies as set forth below, which shall become effective upon the closing of the Reorganizations:

Leverage. The Acquiring Fund may utilize leverage primarily for investment purposes through borrowings from a bank, although it may engage in other transactions, such as reverse purchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage. The Acquiring Fund has the ability to utilize leverage through borrowing or the issuance of short term debt securities in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance), although the portfolio management team anticipates using leverage of 10% to 15% of the Fund's total assets and does not currently expect such leverage to actively exceed 20% of total assets. It is currently estimated that the Fund would utilize leverage in the amount of 10% of its total assets. The Acquiring Fund may also utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance). There can be no assurance, however, that the Acquiring Fund will borrow or issue preferred stock in order to leverage its assets or if it does what percentage of the Fund's assets such borrowings will represent. Although the Acquiring Fund has the ability to issue debt securities and preferred stock, it does not currently anticipate issuing any debt securities or preferred stock, which would be subject to approval by the Fund's Board of Directors.

It is currently anticipated that the Acquiring Fund will utilize leverage by borrowing from a bank. Most forms of leverage that would be utilized by the Acquiring Fund, such as borrowings or the issuance of debt securities, would require Board approval prior to utilization. The Investment Adviser expects to recommend to the Acquiring Fund's Board that leverage implementation begin after the completion of any proposed tender offer, rather than immediately upon the Reorganizations. With more clarity around the size of the combined fund, the Investment Adviser can seek more competitive proposals from potential lenders.

The Acquiring Fund's use of leverage will not impact the fees paid to the Investment Adviser for investment advisory and management services because the Investment Adviser is paid on net assets not total assets.

Leverage involves certain risks, including that the cost of leverage may exceed the return earned by the Acquiring Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Acquiring Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. In addition, funds borrowed pursuant to a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Acquiring Fund and against the net assets of the Fund in liquidation. To the extent that it desires to do so, the Acquiring Fund may be limited in its ability to declare dividends or other distributions under the terms of various forms of leverage. In the event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Acquiring Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Acquiring Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Acquiring Fund's investment manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies; however, because the Fund's use of leverage is expected to be modest (generally 5% - 15%) and the Fund generally is not expected to engage in derivatives transactions, the Investment Adviser currently does not believe that these restrictions would significantly impact its management of the Fund. The Investment Adviser believes that the use of a modest amount of leverage would provide positive absolute return in the long term and thereby be beneficial to shareholders.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such leverage, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

The Acquiring Fund's willingness to borrow money and issue preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to correctly predict market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage by borrowings in the amount of approximately 10% of the Acquiring Fund's total assets, and an annual interest rate of 2.30% payable on such leverage based on market rates as of the date of this Joint Proxy Statement/Prospectus, the annual return that the Acquiring Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 0.21%.

The following table is designed to illustrate the effect, on the return to a holder of common stock, of the leverage obtained by borrowings in the amount of approximately 10% of the Acquiring Fund's total assets, assuming hypothetical annual returns on the Acquiring Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Stock Return	(11.2)%	(5.7)%	(0.2)%	5.3%	10.8%

Other Investment Strategies

Debt Securities. The Fund's assets may be invested in debt securities when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for total return from long-term capital appreciation and/or income. The debt securities in which the Fund may invest include:

•  bonds,

•  notes,

•  bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances),

•  commercial paper,

•  repurchase agreements, and

•  assignments of loans and loan participations.

The Acquiring Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Investment Restrictions

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Acquiring Fund's outstanding voting securities. In the event that the Acquiring Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Acquiring Fund may not:

1.  Invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.

2.  Borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

3.  Lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Chile consistent with the Acquiring Fund's investment policies.

4.  Make short sales of securities or maintain a short position in any security.

5.  Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

6.  Underwrite securities of other issuers, except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

7.  Purchase or sell commodities or real estate, except that the Acquiring Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

In addition to the foregoing restrictions, the Acquiring Fund is subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain emerging countries in which it invests.

COMPARISON OF THE FUNDS

The investment objectives, investment strategies and policies, investment restrictions and investment risks of the Funds have certain similarities and differences, which are described below. The investment objective, significant investment strategies and policies, and investment restrictions of the Acquiring Fund will be those described above under "INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND".

Comparison of ABE and Acquiring Fund

Investment Objectives. The investment objective of ABE is long-term capital appreciation. The investment objective of the Acquiring Fund is to seek to provide both current income and long-term capital appreciation. ABE's investment objective is fundamental and may not be changed without the approval of a majority of ABE's outstanding voting securities (as defined in the 1940 Act),while the Acquiring Fund's investment objective is not fundamental and may be changed without shareholder approval.

Investment Strategies and Policies. The investment strategies and policies of ABE and the Acquiring Fund are similar; however, there are certain important differences. While each of ABE and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets equity securities, ABE's policy requires that such securities be issued by smaller companies. In addition, ABE's 80% policy is fundamental and may not be changed without the approval of a majority of ABE's outstanding voting securities (as defined in the 1940 Act). The Acquiring Fund's 80% policy is non-fundamental, and may be changed by the Acquiring Fund's Board of Directors on 60 days' prior notice to shareholders. ABE's investment strategies and policies provide that, at the full discretion of ABE's investment adviser, ABE may focus its investments in the infrastructure, telecommunications and technology sectors of emerging market countries. The Acquiring Fund's investment strategies and policies do not provide for a similar focus, but ABE may hold a significant amount of securities, from time to time, within a single market sector.

The Acquiring Fund intends to utilize leverage through borrowings from banks or other transactions, such as reverse repurchase agreements, as part of its investment strategies. ABE does not use leverage as part of its investment strategies.

Both ABE and the Acquiring Fund may invest up to 30% of their respective total assets in private placements of equity securities.

To the extent its assets are not invested as described above, each of ABE and the Acquiring Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and

•  certain short-term and medium-term debt securities.

Each of ABE's and the Acquiring Fund's assets may be invested in debt securities when its investment adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation.

For cash management purposes, the Acquiring Fund may invest up to 25% of its net assets in certain short-term investments and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments. For temporary defensive purposes, ABE may invest less than 80% of its net assets in equity securities of emerging market smaller company issuers, in which case ABE may invest in certain short-term debt securities.

The Acquiring Fund may experience a high portfolio turnover rate, particularly in the periods immediately after the Reorganization. ABE does not engage in the trading of securities for the purposes of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its objective.

The investment objective and investment strategies and policies of the Acquiring Fund are set out above under "INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND." The investment objective and investment strategies and policies of ABE are set out below.

ABE (the "Fund"): Investment Objective and Investment Strategies and Policies

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of companies in emerging markets. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers, as defined below. This 80% policy is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Except for the investment objective and the 80% policy, the Fund's investment policies are non-fundamental and may be changed by the Fund's Board of Directors.

An emerging market country is any country determined by the Investment Adviser, to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy are companies that, at the time of purchase, have a market capitalization of less than $5 billion.

An emerging market country equity security is defined as:

•  common stock and preferred stock (including convertible preferred stock),

•  bonds, notes and debentures convertible into common or preferred stock,

•  stock purchase warrants and rights,

•  equity interests in trusts and partnerships, and

•  American, Global or other types of Depositary Receipts of emerging market securities.

Determinations as to whether a company is an emerging market smaller company will be made by the Investment Adviser based on publicly available information and inquiries made to the companies.

Emerging market securities include securities that are issued by: (a) governments or government-related bodies of emerging market countries; and/or (b) companies or other issuers that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, (iii) alone or on a consolidated basis derive a significant portion of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries; and/or (iv) are denominated in the currency of an emerging market. The Fund may also invest without limit in those markets deemed by the Investment Adviser to be "Frontier" markets, which are investable markets with lower total market capitalizations and liquidity than the more developed emerging markets. The Fund will consider that a company or issuer derives a "significant" portion of its annual revenue from a country if the highest concentration of the company's annual revenue comes from that country as measured by Bloomberg.

Based on current market conditions, the Fund will consider "smaller companies" to be companies that, at the time of purchase, have a market capitalization of less than $5 billion. Some companies may outgrow the definition of a smaller company after the Fund has purchased their securities. These companies continue to be considered "smaller companies" for purposes of the Fund's minimum 80% allocation to smaller company securities.

The Fund does not expect to concentrate its investments in any industry or group of industries. However, the Fund may, at the full discretion of the Investment Adviser, focus its investments in securities of companies from each of the infrastructure, telecommunications and technology sectors of emerging market countries. The portion of the Fund's portfolio invested in securities of companies from each of such sectors will vary from time to time, based on the Investment Adviser's view of current market conditions.

Many of the companies in which the Fund invests may be in the early stages of their growth cycle and/or may have only recently been privatized. Accordingly, the Fund anticipates that up to 30% of its total assets may be invested in private placements of equity securities. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, will not be subject to these percentage limitations if these securities are deemed liquid pursuant to procedures adopted by the Board of Directors and delegated to the Investment Adviser. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

The governments of some emerging countries have been engaged in "privatization" programs, which involve the sale of part or all of their stakes in government owned or controlled enterprises. The Investment Adviser believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law. In addition, the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

To the extent its assets are not invested as described above, the Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and

•  short-term and medium-term debt securities of the type described below under "Temporary Investments."

The Fund's assets may be invested in debt securities when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. The debt securities in which the Fund may invest include:

•  bonds,

•  notes,

•  bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances),

•  commercial paper,

•  repurchase agreements, and

•  assignments of loans and loan participations.

In addition, for temporary defensive purposes, the Fund may invest less than 80% of its net assets in equity securities of emerging market smaller company issuers, in which case the Fund may invest in debt securities of the kind described under "Temporary Investments" below. In addition, the Fund may acquire assignments of, and participations in, loans.

Temporary Investments. During periods in which the Investment Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. Temporary defensive positions may affect the Fund's ability to achieve its investment objective.

The Fund may invest in the following short-term instruments:

•  obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

•  bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

•  floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

•  obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser, and

•  shares of money market funds that are authorized to invest in short-term instruments described above.

Currency Transactions. The Investment Adviser generally does not seek to hedge against declines in the value of the Fund's non- U.S. dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, the Investment Adviser may, in its discretion, hedge all or part of the value of the Fund's non-U.S. dollar-denominated portfolio securities, although it is not obligated to do so. The Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which its assets are denominated, unless it engages in hedging transactions.

Depositary Receipts. The Fund may invest indirectly in securities of emerging markets country issuers through sponsored or unsponsored ADRs, GDRs and other types of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

Portfolio Turnover Rate. The Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes.

Borrowing. Borrowing increases exposure to capital risk, and borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of the amounts borrowed. Nevertheless, the Fund is authorized to borrow money from banks for the following reasons:

•  for temporary or emergency purposes,

•  for such short-term credits as may be necessary for the clearance or settlement of transactions,

•  to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed),

•  to pay any dividends required to be distributed to maintain the Fund's qualification as a regulated investment company under the Code, or otherwise avoid taxation under the Code, or

•  to pay Fund expenses outside of the emerging countries, and not for the purpose of leveraging.

Additional investments will not be made when borrowings exceed 5% of the Fund's total assets. The Fund may pledge its assets to secure such borrowings. For the purpose of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security.

Risk Factors. The risks of investing in each Fund are set out above under "RISK FACTORS AND SPECIAL CONSIDERATIONS." Because the Funds differ with regards to certain investment strategies and policies, some of their investment risks will be different. ABE is a diversified, closed-end investment company, while the Acquiring Fund is a non-diversified investment company and, therefore, the Acquiring Fund is subject to non-diversification risk. ABE has risk factors relating to its potential investments in the infrastructure, telecommunications and technology sectors of emerging markets countries, which are not applicable to the Acquiring Fund since the Acquiring Fund does not focus its investments in these sectors. The Acquiring Fund is subject to the risks relating to using leverage, which are not applicable to ABE. Further, the Acquiring Fund is subject to the risk of investing in mid-cap securities, since it may invest in securities of any market capitalization while ABE is focused on small capitalization securities.

Comparison of ISL and Acquiring Fund

Investment Objectives.  The investment objective of ISL is long-term capital appreciation which it seeks by investing primarily in Israeli Companies (defined below). The investment objective of the Acquiring Fund is to seek to provide both current income and long-term capital appreciation. ISL's investment objective is fundamental and may not be changed without the approval of a majority of ISL's outstanding voting securities (as defined in the 1940 Act), while the Acquiring Fund's investment objective is not fundamental and may be changed without shareholder approval.

Investment Strategies and Policies.  The investment strategies and policies of ISL and the Acquiring Fund are similar; however, there are certain important differences. While each of ISL and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, ISL's policy requires that such securities be in investments that are tied economically to Israel, with substantially all of its assets invested in equity securities of Israeli Companies, while the Acquiring Fund's policy requires that such securities be emerging market equity securities. Further, ISL will invest at least 65% of its total assets in Israeli Securities (defined below) at all times. Each of ISL's and the Acquiring Fund's 80% policy is non-fundamental, and may be changed by such Fund's Board on 60 days' prior notice to shareholders, but ISL's 65% policy is fundamental and may not be changed without the approval of a majority of ISL's outstanding voting securities (as defined in the 1940 Act).

The Acquiring Fund intends to utilize leverage through borrowings from banks or other transactions, such as reverse repurchase agreements, as part of its investment strategies. ISL does not use leverage as part of its investment strategies.

Both ISL and the Acquiring Fund may invest up to 30% of their respective total assets in private placements of equity securities.

Although ISL has no intention of investing in debt securities, ISL is permitted to invest without limit in TASE (defined below) listed, Shekel-denominated debt securities of the Israeli government or of Israeli Companies of any maturity or type. To the extent its assets are not invested as described above, the Acquiring Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and

•  certain short-term and medium-term debt securities.

ISL's assets may be invested in debt securities when its investment adviser believes that it is appropriate to do so. The Acquiring Fund's assets will be invested in debt securities when its investment adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation.

For cash management purposes, the Acquiring Fund may invest up to 25% of its net assets in certain short-term investments and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments. For temporary defensive purposes, ISL may invest its assets in certain high quality short-term instruments denominated in dollars.

The Acquiring Fund may also invest in Depositary Receipts such as ADRs, GDRs and other types of Depositary Receipts. ISL does not invest in Depositary Receipts as part of its principal investment strategies.

The Acquiring Fund may experience a high portfolio turnover rate, particularly in the periods immediately after the Reorganization. ISL seeks to maintain a portfolio turnover rate of 50% or less.

The investment objective and investment strategies and policies of the Acquiring Fund are set out above under "INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND." The investment objective and investment strategies and policies of ISL are set out below.

ISL (the "Fund"): Investment Objective and Investment Strategies and Policies

The Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers organized under the laws of Israel ("Israeli Companies"). The objective is a fundamental policy that may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of the value of its assets in investments that are tied economically to Israel, with substantially all of its assets invested in equity securities of Israeli Companies. As a matter of fundamental policy that may not be changed without approval of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, the Fund will invest at least 65% of its total assets in Israeli Securities at all times. The Fund defines '"Israeli Securities" to include common and preferred stock, warrants, options and convertible debentures and debt securities of Israeli Companies, including those whose securities trade outside of Israel. There is no minimum amount of assets located in or revenue derived from Israel for such issuers' securities to be considered Israeli Securities by the Fund. The Fund expects that its portfolio will consist principally of Israeli equity securities, predominantly common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities, options and warrants. Although it does not expect to do so, the Fund may invest all or a portion of its assets for temporary defensive purposes in high quality short-term dollar-denominated money market instruments rated in at least one of the two of the highest rating categories by either S&P or Moody's or in securities issued or guaranteed by the United States government. The Fund does not intend to lend securities it owns to third parties.

The Fund may invest up to 30% of its assets in unlisted equity securities of Israeli Companies, including those issued by new and early stage companies whose securities are not publicly traded. The Fund defines new and early stage companies as recently formed companies and companies with modest capitalization that typically have only one or limited products or service niches. The Fund will invest only in unlisted Israeli Securities that the investment adviser believes present opportunities for substantial growth over a period of two to five years. The investment adviser expects to seek such investments in scientific and technology oriented companies, including those in the software and computer fields. Investment in unlisted securities involves a degree of risk that can result in substantial or total loss of the Fund's investment as well as additional risks including uncertainties as to the valuations of securities and the inability to liquidate such investments on an established market.

Although the Fund has no intention of investing in debt securities, the Fund is permitted to invest without limit in Tel Aviv Stock Exchange ("TASE") listed, Shekel-denominated debt securities of the Israeli government or of Israeli Companies of any maturity or type if the investment adviser believes that it is appropriate to do so. Most Israeli debt securities are either linked to the consumer price index in Israel or to the dollar. Debt securities issued by Israeli Companies are generally not analyzed or rated by U.S. rating agencies. A rating agency was recently organized in Israel that currently rates only a few securities but expects eventually to rate many domestic Israeli securities. It uses a rating system similar to those of U.S. rating agencies, with Israeli government securities having the highest rating. In the event an investment in debt securities were to be made, the investment adviser would make investment decisions regarding such debt securities based on any available ratings, its determination of the creditworthiness of the individual issuer based on standard credit analysis including available financial statements, any available research on the company, other public or private information and, if necessary, conversations with the officers of the company and third parties and will inform the Fund's Board of Directors of such determinations. Such debt securities would be considered to be below investment grade or junk bond quality if rated by a United States rating agency, which would take account of country risk as well as the issuer's ability to pay interest and principal when due in assigning a rating. Credit analysis is separate and distinct from market risk, currency risk and interest rate fluctuations and relates only to an evaluation of the ability of the issuer to repay interest and principal.

The Fund does not expect to trade in securities for short-term gain, and accordingly, it is anticipated that the annual portfolio turnover rate will not exceed 50%. The Code and the Ruling of the Israeli Tax Authorities also impose certain turnover restrictions.

Temporary Investments.  Although the Fund does not expect to do so, for temporary defensive purposes, it may invest its assets in certain high quality short-term instruments denominated in dollars. These instruments include (a) obligations of the United States government, its agencies or instrumentalities (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. and foreign banks denominated in dollars; (c) floating rate securities and other instruments denominated in dollars issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations, provided such floating rate securities have a rating determined by the investment adviser to be substantially equivalent to a rating of A-2 by S&P or P-2 by Moody's; (d) obligations of U.S. corporations that are rated no lower than A-2 by S&P or P-2 by Moody's, or the equivalent from another rating service; and (e) shares of money market funds that are authorized to invest in (a) through (d). Cash on hand for payments of dividends and Fund expenses may be invested in the foregoing securities pending disbursement.

Currency Transactions.  The investment adviser generally will not seek to hedge against a decline in the value of the Fund's non-dollar-denominated (principally Shekel) portfolio securities resulting from currency devaluations or fluctuations. As a consequence, the Fund will be subject to the risk of changes in the value of the Shekel and other currencies in which Israeli Securities may be denominated other than the dollar affecting the value of its portfolio assets, as well as the value of the amounts of interest, dividends and net realized capital gain received or to be received in Shekels that it intends to remit out of Israel. Therefore, the risk of currency devaluations and fluctuations and the effect these may have on the Fund should be carefully considered by investors in determining whether to purchase shares of the Fund.

Although the Fund does not currently intend to engage in hedging transactions, the Fund reserves the rig.ht to conduct currency exchange transactions either on a spot (i.e., cash) basis or through entering into forward contracts or available options contracts and options on futures contracts to purchase or sell currency, should suitable hedging instruments be or become available on acceptable terms.

Borrowing.  While it does not expect to do so, the Fund is nonetheless authorized to borrow money to make distributions required to maintain qualification as a regulated investment company under the Code for U.S. tax purposes, for temporary or emergency purposes or for the clearance of transactions in an aggregate amount not exceeding 10% of its total assets (not including the amount borrowed) or to pay certain excise taxes. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) to finance share repurchases or tender offers. Borrowings by the Fund increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of such funds. The Fund will not purchase any securities whenever the amount of its borrowings exceeds 5% of its net assets.

Risk Factors. The risks of investing in each Fund are set out above under "RISK FACTORS AND SPECIAL CONSIDERATIONS." Because the Funds differ with regards to certain investment strategies and policies, some of their investment risks will be different. ISL has risk factors relating to its potential investments in Israel, a developed market, while the Acquiring Fund is subject to the risks of investing in emerging markets. The Acquiring Fund is subject to risks related to investments in Depositary Receipts, using leverage and high portfolio turnover, which are not applicable to ISL.

Comparison of IF and Acquiring Fund

Investment Objectives. The investment objective of IF is to achieve long-term capital appreciation with income as a secondary objective. The investment objective of the Acquiring Fund is to seek to provide both current income and long-term capital appreciation. IF's investment objective is fundamental and may not be changed without the approval of a majority of IF's outstanding voting securities (as defined in the 1940 Act),while the Acquiring Fund's investment objective is not fundamental and may be changed without shareholder approval.

Investment Strategies and Policies. The investment strategies and policies of IF and the Acquiring Fund are similar; however, there are certain important differences. The Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging market equity securities, while IF has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in Indonesian securities. Further, IF has a fundamental policy to invest at least 65% of the value of its total assets in Indonesian equity and debt securities. Each of IF's and the Acquiring Fund's 80% policy is non-fundamental, and may be changed by such Fund's Board on 60 days' prior notice to shareholders, but IF's 65% policy is fundamental and may not be changed without the approval of a majority of IF's outstanding voting securities (as defined in the 1940 Act).

At times, IF may achieve its investment strategies by investing in investment funds that invest principally in the securities in which IF is authorized to invest. The Acquiring Fund does not currently intend to invest in other investment funds as part of its principal investment strategies.

The Acquiring Fund intends to utilize leverage through borrowings from banks or other transactions, such as reverse repurchase agreements, as part of its investment strategies. IF does not employ leverage as part of its investment strategies.

The Acquiring Fund may invest up to 30% of its total assets in private placements of equity securities while IF is limited to investments of 20% of its net assets in unlisted Indonesian equity securities.

To the extent the Acquiring Fund's assets are not invested as described above, the Acquiring Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and

•  certain short-term and medium-term debt securities.

IF may invest in debt securities when its investment adviser believes it is appropriate to do so—for example, when interest rates on Indonesian debt securities are high in comparison with anticipated returns on Indonesian equity securities. The Acquiring Fund's assets may be invested in debt securities when its investment adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation.

For cash management purposes, each of IF and the Acquiring Fund may invest up to 25% of its net assets in certain short-term investments and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments.

The Acquiring Fund may experience a high portfolio turnover rate, particularly in the periods immediately after the Reorganizations. IF seeks to maintain a portfolio turnover rate of 50% or less.

The investment objective and investment strategies and policies of the Acquiring Fund are set out above under "INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND." The following are the current investment objective and investment strategies and policies of IF.

IF (the "Fund"): Investment Objective and Investment Strategies and Policies

The Fund's primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund seeks to achieve its investment objective by investing primarily in Indonesian equity and debt securities. Indonesian securities are defined as: (i) securities traded principally on stock exchanges in

Indonesia or in the over-the-counter market in Indonesia; (ii) securities of companies that derive 50% or more of their total revenue from goods produced, sales made or services performed in Indonesia; (iii) securities (including American Depositary Receipts) of companies organized under the laws of Indonesia, the securities of which are publicly traded on recognized securities exchanges outside Indonesia; (iv) securities of Indonesian companies that are not listed or traded on a stock exchange; (v) securities issued or guaranteed by the Republic of Indonesia, its agencies or instrumentalities, Bank Indonesia or other Indonesian banks; and (vi) securities of investment companies that invest primarily in Indonesian securities. The objectives and the 65% investment policy set forth in the next paragraph are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in the Fund's Prospectus, a majority of the Fund's outstanding voting securities means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. No assurance can be given that the Fund's investment objectives will be realized.

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Indonesian securities. In addition, it is a fundamental policy of the Fund, under normal market conditions, to invest substantially all of its assets, but in no event less than 65% of its assets, in Indonesian equity and debt securities. The remainder of the Fund's assets may be invested in non-Indonesian equity and debt securities of corporate and governmental entities and, for cash management purposes, short-term instruments described below under "Temporary Investments." The Fund does not seek to achieve its investment objectives in each portfolio security, but endeavors to manage its portfolio as a whole in such a way as to achieve its objectives.

The Fund intends its portfolio of Indonesian securities, under normal market conditions, to consist principally of Indonesian equity securities. The Fund may, however, invest a substantial portion of its assets in debt securities when the investment adviser believes that it is appropriate to do so—for example, when interest rates on Indonesian debt securities are high in comparison with anticipated returns on Indonesian equity securities. Indonesian equity securities in which the Fund will invest will consist predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks and, to the extent available in Indonesia, convertible securities and warrants. Indonesian debt securities that the Fund will acquire will include bonds, notes and debentures of any maturity of the Indonesian Government, its agencies and instrumentalities, Bank Indonesia and banks and other companies determined by the investment adviser to be suitable investments for the Fund (including repurchase agreements with respect to obligations of the Indonesian Government or Bank Indonesia). The investment adviser may invest in securities of companies that it determines to be suitable investments for the Fund regardless of their rating. The Fund may not, however, invest more than 5% of its assets in Indonesian debt securities that are determined by the investment adviser to be comparable to securities rated B or below by S&P or Moody's.

In selecting industries and companies for investment by the Fund, the investment adviser will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

The Fund's definition of Indonesian securities includes securities of companies that have characteristics and business relationships common to companies in a country or countries other than Indonesia. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to Indonesia. The Fund believes, however, that investment in such companies will be appropriate because the investment adviser will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in Indonesia such that their value will tend to reflect Indonesian developments to a greater extent than developments in another country or countries. For example, the investment adviser may invest in companies organized and located in countries other than Indonesia, including companies having their entire production facilities outside of Indonesia, when securities of such companies meet one or more elements of the Fund's definition of Indonesian securities so long as the investment adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in Indonesia.

To the extent consistent with provisions of the 1940 Act and any administrative exemptions granted by the SEC, the Fund may invest in the securities of other investment companies that invest a substantial portion of their assets in Indonesian securities. Absent special relief from the Securities and Exchange

Commission, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Depending on the nature of its assets, Bank Indonesia may come within certain asset and income tests for determining whether a company is an investment company under the 1940 Act. If it does, the Fund will treat Bank Indonesia as an investment company for purposes of these limitations unless the Fund receives a different interpretation from the SEC or its staff.

The Fund may invest up to 20% of its assets in unlisted Indonesian equity securities, including those issued by new and early stage companies whose securities are not publicly traded. The Fund will invest only in unlisted Indonesian equity securities that, in the opinion of the Fund's investment adviser, present opportunities for substantial growth over a period of two to five years. Investment in unlisted securities involves certain risks including valuations of securities and the inability to liquidate such investments on an established market.

The Fund does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 50%. This rate is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for such year. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. Portfolio turnover directly affects the amount of transaction costs that will be borne by the Fund. In addition, the sale of securities held by the Fund for not more than one year will give rise to short-term capital gain or loss for U.S. federal income tax purposes. The U.S. federal income tax requirement that the Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months may limit the Fund's ability to dispose of its securities.

Temporary Investments

The Fund may for cash management purposes, invest up to 25% of its assets in certain short-term instruments and may for temporary defensive purposes, invest up to 100% of its assets in certain short-term instruments. The short-term instruments in which the Fund may invest include (a) obligations of the United States Government its agencies or instrumentalities (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of United States and foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development; (d) obligations of United States corporations that are rated no lower than A-2 by S&P or P-2 by Moody's, or the equivalent from another rating service or, if unrated, deemed to be of equivalent quality by the investment adviser; and (e) shares of money market funds that are authorized to invest in (a) through (d).

Among the obligations of agencies and instrumentalities of the United States Government in which the Fund may invest are securities that are supported by the "full faith and credit" of the United States Government (such as securities of the Government National Mortgage Association), by the right of the issuer to borrow from the United States Treasury (such as those of the Export-Import Bank of the United States), by the discretionary authority of the United States Government to purchase the agency's obligations (such as those of the Federal National Mortgage Association) or by the credit of the United States Government instrumentality itself (such as those of the Student Loan Marketing Association).

Subscription Arrangements

The Fund may acquire securities in public offerings in Indonesia by entering into special subscription arrangements with its Indonesian custodian, or other persons pursuant to which the Fund will commit to acquire securities acquired by these persons at a price approximately equal to the offering price plus the person's costs of financing the subscription price. The value of the securities on the day acquired by the Fund may be lower than the price at which the Fund is committed to purchasing the shares. These arrangements are designed to enable the Fund to acquire shares in public offerings in Indonesia without following the customary procedures for subscribers, which requires all or a portion of the subscription price to be tendered at the time of subscription, which is prior to receipt of title to the shares acquired. When the Fund enters into such subscription arrangements, it will establish a segregated account with its custodian consisting of cash or United States Government obligations in an amount equal to the amount of its commitment to purchase securities.

Currency Transactions and Hedging

The Fund will conduct currency exchange transactions either on a spot, i.e., cash, basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. The investment adviser will not seek to hedge against a decline in the value of the Fund's portfolio securities resulting from a currency devaluation or fluctuation unless suitable hedging instruments for which a liquid market exists are available on a timely basis and on acceptable terms. Under these circumstances, the investment adviser may, in its discretion, hedge all or part of the value of the Fund's portfolio securities denominated in currencies other than the U.S. dollar, although it is not obligated to do so. Unless the Fund engages in hedging transactions, it will be subject to the risk of changes in value of the non-dollar currencies in which its portfolio securities are denominated, particularly the Rupiah. The Fund will conduct its forward currency exchange transactions only for hedging and not speculation. The risk of currency devaluations and fluctuations should be carefully considered by investors in determining whether to purchase shares of the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to securities in which it may invest with parties who meet creditworthiness standards approved by the Fund's Directors. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The investment adviser will monitor and mark to market the value of such securities daily to assure that the value equals or exceeds the repurchase price. The investment adviser also monitors the creditworthiness of parties to repurchase agreements under the Directors' general supervision. Repurchase agreements may involve risks in the event of-default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Borrowing

The Fund is authorized to borrow money from banks to make distributions required to maintain qualification as a regulated investment company for U.S. tax purposes, for temporary or emergency purposes or for the clearance of transactions in an aggregate amount not exceeding 10% of its total assets (not including the amount borrowed). Borrowings by the Fund increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of such funds.

Risk Factors. The risks of investing in each Fund are set out above under "RISK FACTORS AND SPECIAL CONSIDERATIONS." Because the Funds differ with regards to certain investment strategies and policies, some of their investment risks will be different. IF is subject to greater risks of investing in Indonesia than that of the Acquiring Fund, though the Acquiring Fund is exposed to risks of investing in emerging markets around the globe. The Acquiring Fund is subject to the risks relating to the use of leverage and high portfolio turnover, which are not applicable to IF. IF is subject to the risks of investing in other investment funds, which is not applicable to the Acquiring Fund.

Comparison of LAQ and Acquiring Fund

Investment Objectives. The investment objective of LAQ is long-term capital appreciation by investing primarily in Latin American equity securities. The investment objective of the Acquiring Fund is to seek to provide both current income and long-term capital appreciation. LAQ's investment objective is fundamental and may not be changed without the approval of a majority of LAQ's outstanding voting securities (as defined in the 1940 Act), while the Acquiring Fund's investment objective is not fundamental and may be changed without shareholder approval.

Investment Strategies and Policies. The investment strategies and policies of LAQ and the Acquiring Fund are similar; however, there are certain important differences. While each of LAQ and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, LAQ's policy requires that such securities be Latin American equity securities (defined below) while the Acquiring Fund's policy requires that such securities be emerging market equity securities. In addition, LAQ's 80% policy is fundamental and may not be changed without the approval of a majority of LAQ's outstanding voting securities (as defined in the 1940 Act). The Acquiring Fund's 80% policy is non-fundamental, and may be changed by the Acquiring Fund's Board of Directors on 60 days' prior notice to shareholders.

The Acquiring Fund intends to utilize leverage through borrowings from banks or other transactions, such as reverse repurchase agreements, as part of its investment strategies. LAQ does not use leverage as part of its principal investment strategies.

The Acquiring Fund may invest up to 30% of its total assets in private placements of equity securities while LAQ does not invest in private placements as a principal strategy.

Both LAQ and the Acquiring Fund may invest in "privatization" programs, which involve the sale of part or all of a government's stakes in government owned or controlled enterprises.

To the extent the Acquiring Fund's assets are not invested as described above, the Acquiring Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and

•  certain short-term and medium-term debt securities.

The Acquiring Fund's assets may be invested in debt securities when its investment adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation.

For cash management purposes, each of LAQ and the Acquiring Fund may invest up to 25% of its net assets in certain short-term investments and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments.

The Acquiring Fund may also invest in Depositary Receipts such as ADRs, GDRs and other types of Depositary Receipts. LAQ does not invest in Depositary Receipts as part of its principal investment strategies.

The investment objective and investment strategies and policies of the Acquiring Fund are set out above under "INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND." The investment objective and investment strategies and policies of LAQ are set out below.

LAQ (the "Fund"): Investment Objective and Investment Strategies and Policies

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities. This objective is a fundamental policy of the Fund and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

Under normal market conditions, the Fund will invest substantially all, and at least 80%, of its total assets in Latin American equity securities. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund defines Latin American equity securities to be:(a) equity securities of companies organized in a Latin American country or for which the principal trading market is in Latin America, (b)equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America, (c) equity securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Latin America or sales made in Latin America, and (d) Latin American equity securities in the form of depositary shares.

For purposes of this Fund, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. The Fund's definition of Latin American equity securities may also include equity securities of companies that have characteristics and business relationships common to companies in other geographic regions. As a result, the value of the securities of these companies may reflect economic and market forces in other regions as well as in Latin America. The Fund believes, however, that investment in such companies is appropriate in light of the Fund's investment objective because the investment adviser will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Latin America such that their value will tend to reflect Latin American developments to a greater extent than developments in other regions. For example, the investment adviser may direct the Fund to invest in companies organized and located in the United States or other countries outside of Latin America, including companies having their entire production facilities outside of Latin America, when such companies meet the Fund's definition of Latin American equity securities so long as the investment adviser believes at the time of investment that the value of the company's equity securities will reflect principally conditions in Latin America.

The Fund invests primarily in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. Although the Fund expects, under normal market conditions, to invest at least 80% of its assets in equity securities in these four countries, the portion of its holdings in any Latin American country will vary from time to time.

The governments of some Latin American countries have been engaged in "privatization" programs which involve the sale of part or all of their stakes in government owned or controlled enterprises. The investment adviser believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain Latin American countries, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law. In addition, the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that Latin American governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

The Fund will not invest more than 25% of its assets in the securities of companies in the same industry. In selecting industries and companies for investment by the Fund, the investment adviser considers factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw materials costs and sources, profit margins, return on investment, capital resources, government regulation and management. Certain sectors of the economies of certain Latin American countries are closed to equity investments by foreigners.

As a result of legal restrictions or market practices or both, the Fund, as a U.S. entity, may be precluded from purchasing shares in public offerings by certain Latin American companies.

TEMPORARY INVESTMENTS. The Fund may, for cash management purposes, invest up to 25% of its assets in certain short-term instruments and may, for temporary defensive purposes, invest up to 100% of its assets in certain short-term instruments. Diversification requirements and prohibitions on repatriation of capital in certain Latin American countries for certain types of investments may limit the Fund's ability to make defensive investments during a period in which the investment adviser believes that such investments are warranted.

The Fund may invest in the following short-term instruments:

•  obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

•  bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

•  floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

•  obligations of U.S. corporations that are rated no lower than A-2 by S&P or P-2 by Moody's or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the investment adviser, and

•  shares of money market funds that are authorized to invest in short-term instruments described above.

Among the obligations of agencies and instrumentalities of the U.S. Government in which the Fund may invest are securities that are supported by the "full faith and credit" of the U.S. Government (such as securities of the Government National Mortgage Association), by the rights of the issuer to borrow from the U.S. Treasury (such as those of the Export-Import Bank of the United States), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as those of the Federal National Mortgage Association) or by the credit of the U.S. Government instrumentality itself (such as those of the Student Loan Marketing Association).

Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. The Fund will enter into repurchase agreements regarding U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and regarding securities issued by the governments of Latin American countries, their agencies or instrumentalities, with creditworthy parties. The Fund will only enter into repurchase agreements pursuant to which the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The investment adviser will monitor and mark to market the value of such securities daily to assure that the value equals or exceeds the repurchase price. The investment adviser will also monitor the creditworthiness of parties to repurchase agreements under the Directors' general supervision. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

CURRENCY TRANSACTIONS. The investment adviser generally does not seek to hedge against declines in the value of the Fund's non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, the investment adviser may, in its discretion, hedge all or part of the value of the Fund's non-dollar-denominated portfolio securities, although it is not obligated to do so. The Fund will be subject to the risk of changes in value of the Latin American currencies in which their assets are denominated, unless they engage in hedging transactions.

In addition to hedging against a decline in the value of its portfolio assets, the Fund may, from time to time, seek to protect, during the time prior to the remittance, the value of the amounts of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of a particular Latin American country by investing such amounts in U.S. dollar-denominated Latin American debt securities and engaging in the forward currency market for the purchase of U.S. dollars in the subject country. There can be no guarantee that efforts to hedge against a currency devaluation or fluctuation will be effective or that suitable U.S. dollar-denominated investments will be available at the time the investment adviser wishes to use them to hedge amounts to be remitted. Moreover, investors should be aware that the forward currency market for the purchase of U.S. dollars in most, if not all, Latin American countries is not highly developed. In certain Latin American countries no forward market for foreign currencies currently exists and in other countries such markets may be closed to investment by the Fund. Consequently, the risk of currency devaluations and fluctuations should be carefully considered by investors in determining whether to purchase shares of the Fund.

The Fund will conduct any currency exchange transactions on a spot, i.e., cash, basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract typically involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. If the Fund enters into a forward contract, the Fund's U.S. or non-U.S. custodian will place cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

At or before the maturity of a forward contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to the Fund of engaging in currency transactions will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates, particularly with regard to forward contracts for local Latin American currencies in view of the relatively small and inactive market for these contracts where a market actually exists.

There is a risk that the U.S. dollar value of the Fund's dividends, interest and net realized capital gains in local currency will decline, to the extent of the devaluation of the currency, during the interval between the time that the Fund becomes entitled to receive or receives dividends and interest and realizes gains and the time such amounts are converted into U.S. dollars for remittance out of the particular country or countries.

BORROWING. Borrowing increases exposure to capital risk, and borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of the amounts borrowed. Nevertheless, the Fund is authorized to borrow money from banks for the following reasons:

•  for temporary or emergency purposes,

•  for such short-term credits as may be necessary for the clearance or settlement of transactions,

•  to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed),

•  to pay any dividends required to be distributed to maintain the Fund's qualification as a regulated investment company under the Code, or

•  to pay Fund expenses outside of Latin America, and not for the purpose of leveraging.

In no event shall borrowings by the Fund exceed 33-1/3% of the Fund's total assets (not including the amount borrowed). The Fund will not make additional investments when borrowings exceed 5% of the Fund's total assets. The Fund may pledge its assets to secure such borrowings. Collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security.

At the time the Fund commenced operations in 1991, the Prospectus did not contemplate the use of options strategies as such strategies were not commonly used by investment companies. Since then the use of options by funds has proliferated. The investment manager now believes that the use of the options strategies may permit it to better manage the risk and returns of the Fund and effective March 1, 2007, the Fund may, in the discretion of the portfolio managers, use option strategies for hedging purposes or to increase return.

Risk Factors. The risks of investing in each Fund are set out above under "RISK FACTORS AND SPECIAL CONSIDERATIONS." Because the Funds differ with regards to certain investment strategies and policies, some of their investment risks will be different. LAQ is subject to risks of investing in Latin America, though the Acquiring Fund is exposed to risks of investing in emerging markets around the globe. The Acquiring Fund is subject to the risks relating to investments in private placement and other restricted securities, debt securities, investments in Depositary Receipts and using leverage, which are not applicable to LAQ.

Comparison of SGF and Acquiring Fund

Investment Objectives. The investment objective of SGF is long-term capital appreciation which it seeks through investment primarily in Singapore equity securities. The investment objective of the Acquiring Fund is to seek to provide both current income and long-term capital appreciation. SGF's investment objective is fundamental and may not be changed without the approval of a majority of SGF's outstanding voting securities (as defined in the 1940 Act),while the Acquiring Fund's investment objective is not fundamental and may be changed without shareholder approval.

Investment Strategies and Policies. The investment strategies and policies of SGF and the Acquiring Fund are similar; however, there are certain important differences. While each of SGF and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, SGF's policy requires that such securities be Singapore equity securities (defined below) while the Acquiring Fund's policy requires that such securities be emerging market equity securities. Each of SGF's and the Acquiring Fund's 80% policy is non-fundamental, and may be changed by such Fund's Board of Directors on 60 days' prior notice to shareholders.

The Acquiring Fund intends to utilize leverage through borrowings from banks or other transactions, such as reverse repurchase agreements, as part of its investment strategies. SGF does not use leverage as part of its principal investment strategies.

The Acquiring Fund may invest up to 30% of its total assets in private placements of equity securities while SGF does not invest in private placements as a principal strategy.

To the extent the Acquiring Fund's assets are not invested as described above, the Acquiring Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and certain short-term and medium-term debt securities.

The Acquiring Fund's assets may be invested in debt securities when its investment adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation.

For cash management purposes, the Acquiring Fund may invest up to 25% of its net assets in certain short-term investments and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments. For cash management purposes, SGF may invest an amount necessary to meet its operating expenses in certain short-term investments and, for temporary defensive purposes, reduce its holdings in equity securities and invest in certain short-term debt securities or hold cash. Further, SGF may enter into repurchase agreements for purposes of managing its temporary cash balances and for temporary defensive purposes.

The Acquiring Fund may also invest in Depositary Receipts such as ADRs, GDRs and other types of Depositary Receipts. SGF does not invest in Depositary Receipts as part of its principal investment strategies.

The Acquiring Fund may experience a high portfolio turnover rate, particularly in the periods immediately after the Reorganizations. SGF seeks to maintain a portfolio turnover rate of 50% or less.

The investment objective and investment strategies and policies of the Acquiring Fund are set out above under "INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND." The following are the current investment objective and investment strategies and policies of SGF.

SGF (the "Fund"): Investment Objective and Investment Strategies and Policies

The investment objective of the Fund is long-term capital appreciation which it seeks through investment primarily in Singapore equity securities.

This objective is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities. For this purpose, a "majority of the Fund's outstanding voting securities" means the lesser of either (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. There is no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, at least 80% of the Fund's net assets are invested in Singapore equity securities. "Singapore equity securities" is defined as common stock, preferred stock (including convertible preferred stock), warrants and convertible debt securities of companies: (i) traded principally on the Main Board of the SES or on the Stock Exchange of Singapore Dealing and Automated Quotation system ("SESDAQ"); (ii) that derive 50% or more of their total revenue from goods produced, sales made or services performed in Singapore; or (iii) that are organized under the laws of, and with a principal office in, Singapore, which securities (including American Depositary Receipts therefor) are publicly traded on recognized securities exchanges outside Singapore or are not listed or traded on a stock exchange (provided that any such company is not a new start-up and intends to seek a listing on the Stock Exchange of Singapore or other organized stock exchange within a reasonable period (i.e., three to five years) of the date of such investment).

The Fund's definition of Singapore equity securities includes securities of companies that have characteristics and business relationships common to companies in a country or countries other than Singapore. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to Singapore. For example, the Fund may invest in companies organized and located in countries other than Singapore, including companies having their entire production facilities outside of Singapore, when securities of such companies meet one or more elements of the Fund's definition of Singapore equity securities and so long as SGF's investment adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in Singapore. The investment adviser believes, however, that investment in such companies is appropriate because the investment adviser invests only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in Singapore such that their value tends to reflect Singapore developments to a greater extent than developments in another country or countries.

The Fund does not intend to invest in any security which is traded principally in a country whose currency is not freely convertible into U.S. Dollars, unless the Fund has obtained any necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned contractual guarantee would be obtained or the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

The Fund invests its assets over a broad spectrum of the Singapore economy, including, as conditions warrant from time to time, trade, financial and business services, transport and communications, manufacturing and construction. In selecting industries and companies for investment, the investment adviser considers overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund does not intend to invest more than 25% of its assets in any one industry. The Fund's equity investments will be predominantly in common stock, but investments may also be made, without limitation, in preferred stock and in equity derivatives such as convertible securities and warrants.

For cash management purposes, the Fund may invest an amount necessary to meet its operating expenses in certain short-term debt securities. In addition, during periods in which the Fund's investment adviser believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity securities and invest in certain short-term debt securities or hold cash. The short-term debt securities in which the Fund may invest consist of

(a) obligations of the United States or Singapore governments, their respective agencies or instrumentalities (including repurchase agreements with respect to these securities); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S., Singapore or other Southeast Asian banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by (i) international development agencies, and (ii) other Southeast Asian governments and their agencies and instrumentalities; and (d) short-term debt obligations of U.S., Singapore or other Southeast Asian corporations meeting the Fund's credit quality standards. The Fund intends to invest only in short-term debt securities that the investment adviser believes to be of high quality—i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in Singapore). To the extent the Fund is invested in short-term debt securities, it will not be achieving its investment objective of long-term capital appreciation.

The Fund's policy is to purchase and hold securities for long-term capital appreciation and not to trade in securities for short-term gain, although volatility in the Singapore securities markets may make it necessary to engage in some short-term trading in order to preserve investment gains. The annual portfolio turnover rate is not expected to exceed 50%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when management of the Fund deems it appropriate to purchase or sell securities for the Fund. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund's portfolio securities, excluding money market instruments. The Fund will not engage in such trading, however, if such trading would jeopardize its regulated investment company status.

Special Investment Methods

Repurchase Agreements

The Fund may, for purposes of managing its temporary cash balances and for temporary defensive purposes, enter into repurchase agreements with respect to debt securities in which it may invest with parties who meet creditworthiness standards established by the Fund's Board of Directors. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually for no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The investment adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements are loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements involve certain risks in the event of a default by or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Foreign Currency and Interest Rate Transactions

The Fund may enter into forward currency contracts only for the purpose of hedging foreign currency exchange risks. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund may enter into forward currency contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in Singapore Dollars or when the Fund anticipates the receipt in Singapore Dollars of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. Dollar price of the security or the U.S. Dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the investment adviser believes that the Singapore Dollar may suffer a substantial decline against the U.S. Dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. Dollars, the amount of Singapore Dollars approximating the value of some or all of the Fund's portfolio securities denominated in Singapore Dollars.

The Fund will not enter into such forward contracts to protect the value of its portfolio securities on a continuous basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the consummation of such contracts. The Fund also will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. If the Fund enters into a forward contract, the Fund's custodian will place cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Further, the Fund generally will not enter into a forward contract with a term of greater than one year.

Singapore Dollar futures contracts, which are standardized contracts for delivery at a future date of Singapore Dollars, and put and call options on foreign currency, which give the purchaser of the option the right to sell or purchase a foreign currency, respectively, at the expiration date of the option, and which may be traded on exchanges, are not currently available, nor are foreign currency futures contracts or options for other foreign currencies in which the Fund may invest available. If foreign currency options or futures markets develop, the Fund may use these methods, to the extent permitted under applicable U.S. regulations, for the above purposes and to hedge against changes in the value of the Singapore Dollar and other foreign currencies and protect the value of its investments.

The success of the Fund's investments in forward currency contracts (and foreign currency futures and options contracts, if and when they become available for the currencies in which the Fund will be investing) is subject to the investment adviser's ability to predict correctly currency movements. Therefore, while the Fund may enter into such contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward (futures or options) contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss. If the Fund engages in transactions in such instruments, it will comply with the applicable provisions of the 1940 Act and the rules and regulations thereunder that require the Fund to segregate assets or "cover" its exposure thereunder.

Risk Factors. The risks of investing in each Fund are set out above under "RISK FACTORS AND SPECIAL CONSIDERATIONS." Because the Funds differ with regards to certain investment strategies and policies, some of their investment risks will be different. SGF has risk factors relating to its potential investments in Singapore, a developed market, while the Acquiring Fund is subject to the risks of investing in emerging markets. The Acquiring Fund is subject to the risks relating to investments in private placement and other restricted securities, investments in debt securities, using leverage and high portfolio turnover, which are not applicable to SGF. SGF is subject to the risks associated with utilizing repurchase agreements.

Comparison of GCH and Acquiring Fund

Investment Objectives. The investment objective of GCH is to achieve long-term capital appreciation. The investment objective of the Acquiring Fund is to seek to provide both current income and long-term capital appreciation. GCH's investment objective is fundamental and may not be changed without the approval of a majority of GCH's outstanding voting securities (as defined in the 1940 Act),while the Acquiring Fund's investment objective is not fundamental and may be changed without shareholder approval.

Investment Strategies and Policies. The investment strategies and policies of GCH and the Acquiring Fund are similar; however, there are certain important differences. While each of GCH and the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, GCH's policy requires that such securities be listed equity securities of China companies, while the Acquiring Fund's policy requires that such securities be emerging markets equity securities. In addition, GCH has a fundamental policy to invest at least 65% of the value of its total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong, which policy may not be changed without the approval of a majority of GCH's outstanding voting securities (as defined in the 1940 Act). The Acquiring Fund does not have a corresponding fundamental policy.

GCH reserves the right to invest in other investment companies and funds to the full extent permitted by law.. The Acquiring Fund does not currently intend to invest in other investment funds as part of its principal investment strategies.

The Acquiring Fund intends to utilize leverage through borrowings from banks or other transactions, such as reverse repurchase agreements, as part of its investment strategies. GCH does not employ leverage as part of its investment strategies.

The Acquiring Fund may invest up to 30% of its total assets in private placements of equity securities while GCH does not invest in private placements as a principal investment strategy.

To the extent the Acquiring Fund's assets are not invested as described above, the Acquiring Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and

•  certain short-term and medium-term debt securities.

The Acquiring Fund's assets may be invested in debt securities when its investment adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation.

For cash management purposes, the Acquiring Fund may invest up to 25% of its net assets in certain short-term investments and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments. For cash management purposes, GCH may invest up to 35% of its net assets in certain short-term investments and, for temporary defensive purposes, may reduce its holdings in China companies and invest in certain short-term debt securities.

The Acquiring Fund may also invest in Depositary Receipts such as ADRs, GDRs and other types of Depositary Receipts. GCH does not invest in Depositary Receipts as part of its principal investment strategies.

Although both Funds may invest in repurchase agreements, the Acquiring Fund generally does not intend to invest in repurchase agreements as part of its principal investment strategies.

The investment objective and investment strategies and policies of the Acquiring Fund are set out above under "INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND." The following are the current investment objective and investment strategies and policies of GCH.

GCH (the "Fund"): Investment Objective and Investment Strategies and Policies

The investment objective of the Fund is to achieve long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing in listed equity securities of China companies, companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan, or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in the United States, Singapore or Taiwan and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies. Although, in general, our equity investments consist primarily of common stock of China companies, we may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. We will provide at least 60 days' written notice to shareholders of any change to our policy of investing 80% of our net assets in listed equity securities of China companies and prior or contemporaneous notice of any change to our other nonfundamental investment policies.

During periods in which the investment manager believes changes in economic, financial or political conditions make it advisable, we may, for temporary defensive purposes, reduce our holdings in China companies and invest in certain short-term (less than 12 months to maturity) debt securities. The short-term debt securities in which we may invest consist of: (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and (3) repurchase agreements with respect to such securities. We may invest only in short-term debt securities that the investment manager determines to be of high quality (i.e., rated in one of the two highest rating categories by Moody's or S&P) or, if unrated, determined by the investment manager or our Board of Directors to be comparable in credit quality. We will also invest in the instruments described above pending investment of the net proceeds of this offer and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to shareholders may not exceed 35% of our total assets. Under the 1940 Act, we may invest in the aggregate up to 10% of our assets in shares of other investment companies and up to 5% of our assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. We may invest in shares of private investment funds that are not investment companies pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act without regard to this limitation and we reserve the right to invest in other investment companies and funds to the full extent permitted by law. As a shareholder in any investment company or fund, we will bear our ratable share of that investment company's expenses, and would remain subject to payment of our investment management, administrative, custodial and other fees with respect to assets so invested.

The investment manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the investment manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. We invest and intend to continue to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, banking, chemicals, consumer products, construction, electronics, electricity, energy, finance, food and beverage, insurance, international trading, machinery, mining, power distribution, real estate development, retail trade, shipping, tourism and textiles. We may not invest 25% or more of our total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the investment manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the investment manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regulation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China's increased economic contacts with foreign markets are identified for our investment.

In determining whether companies (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or Taiwan or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or Taiwan or have at least 50% of their assets in China or Hong Kong or Taiwan, the investment manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which we are considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of a particular issuer's China- Hong Kong- or Taiwan-related revenues, and the investment manager may be required to make a qualitative determination as to whether the issuer is a China, Hong Kong or Taiwan company for the purposes of our investment policies.

While we invest a substantial portion of our assets in securities issued by established China companies, the investment manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies that it believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest.

As noted above, exposure to China may be gained through investments in securities that are economically tied to China or through direct investment in China securities. Currently, there are two officially recognized exchanges in China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange, which were established in 1990 and 1991, respectively. Previously, foreign investment in securities listed on these two Chinese stock exchanges, including investment by the Fund, was restricted to "B" shares. In July 1993, a class of equity securities of Chinese companies known as "H" shares began trading on the Stock Exchange of Hong Kong ("SEHK"). In November 2002, the China Securities Regulatory Commission and the People's Bank of China jointly announced a Qualified Foreign Institutional Investors ("QFII") scheme allowing foreign investors to participate in the "A" share market, which had previously been accessible only to domestic investors. In late 2011, the Renminbi Qualified Foreign Institutional Investor ("RQFII") scheme was initiated, allowing foreign investors who hold the RQFII quota to invest directly in mainland China's bond and equity markets. The Fund's investment manager, AAMAL, has been granted a QFII license and an RQFII license, which allow AAMAL to invest in China securities for its clients, including the Fund. AAMAL is authorized to invest in China securities for all of its clients only up to a specified quota established by the Chinese State Administration of Foreign Exchange ("SAFE") under each license (the "Quotas"). The provisions regarding such Quotas may be subject to change with little or no notice given by SAFE. The Fund may invest in China securities directly, together with other AAMAL clients, subject to the Quotas granted to AAMAL. In addition, in recent years, non-Chinese investors, including the Fund, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations. Investing in China A shares through Stock Connect Programs may be limited by quota and repatriation restrictions.

Our investment objective and our fundamental policy of investing at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong may not be changed without the approval of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Our other investment policies described in the Fund's prospectus are not fundamental and may be changed by our Board of Directors without shareholder approval, but we will not change our policy of investing at least 80% of our net assets in listed equity securities of China companies without providing at least 60 days' prior written notice or other policies without prior or contemporaneous notice to our shareholders.

Our common stock is designed primarily for long-term investment, and investors should not consider it a trading vehicle. We cannot assure you that our investment objective will be achieved.

We may also engage in other investment practices, such as borrowing, repurchase agreements, when-issued securities and delayed delivery transactions, hedging instruments and lending of our portfolio securities.

Other Investment Strategies

Currently, the Fund does not intend to invest more than five percent of its net assets pursuant to any of the following investment practices other than lending portfolio securities.

Borrowing

The Fund is authorized to borrow money from banks for temporary or emergency purposes, for the clearance of transactions, for the payment of Fund expenses, for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Internal Revenue Code of 1986, as amended (the "Code"), or for the purpose of repurchasing or tendering for shares of the Fund's common stock, par value $0.001 per share (the "Common Stock"), in an aggregate amount not exceeding 10% of its total assets (not including the amount borrowed). Borrowing creates an opportunity for the Fund to finance the limited activities described above without the requirement that portfolio securities be liquidated at a time when it might be disadvantageous to do so. Borrowings by the Fund increase exposure to capital risk and are subject to interest costs. The Fund may not borrow for the purpose of leverage. Investments will not be made when borrowings exceed 5% of the Fund's total assets.

Repurchase Agreements

The Fund may invest in securities pursuant to repurchase agreements with parties that are approved by the Fund's Board of Directors. These parties will consist primarily of financial institutions such as U.S. or foreign banks and securities dealers. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although it may be affected by currency fluctuations. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default under a repurchase agreement, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase or sell portfolio securities on a delayed delivery basis or purchase securities on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash or liquid, high grade debt securities having a market value at all times at least equal to the amount of the commitment. The Fund may make commitments to purchase securities on such basis only with the intention of actually acquiring the securities. To the extent the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

Hedging Foreign Currency Risks

The Fund will conduct currency exchange transactions either on a spot, i.e., cash, basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. The investment adviser will not seek to hedge against a decline in the value of the Fund's portfolio securities resulting from a currency devaluation or fluctuation unless suitable hedging instruments for which a liquid market exists are available on a timely basis and on acceptable terms. Under these circumstances, the investment adviser may, in its discretion, hedge all or part of the value of the Fund's portfolio securities denominated in currencies other than the U.S. dollar, although it is not obligated to do so. Unless the Fund engages in hedging transactions, it will be subject to the risk of changes in value of the non-dollar currencies in which its portfolio securities are denominated, particularly the Rupiah. The Fund will conduct its forward currency exchange transactions only for hedging and not speculation. The risk of currency devaluations and fluctuations should be carefully considered by investors in determining whether to purchase shares of the Fund.

Unlisted Equity Securities and Debt Obligations

Up to 15% of our net assets may be invested in unlisted equity securities of China companies for which there is no public trading market. We may also invest to a limited degree (up to 20% of our net assets) in debt obligations of China companies that may be lower-rated or non-rated.

Risk Factors. The risks of investing in each Fund are set out above under "RISK FACTORS AND SPECIAL CONSIDERATIONS." Because the Funds differ with regards to certain investment strategies and policies, some of their investment risks will be different. GCH is subject to greater risks of investing in China than that of the Acquiring Fund, though the Acquiring Fund is exposed to risks of investing in emerging markets around the globe. GCH is subject to the risks of investing in other investment funds, which is not applicable to the Acquiring Fund. The Acquiring Fund is subject to the risks relating to using leverage, investing in debt securities and investing in Depositary Receipts, which are not applicable to GCH.

Investment Restrictions

The Funds have similar (but not identical) fundamental investment restrictions. A comparison of the Funds' fundamental investment restrictions is set forth in Appendix A hereto. The investment restrictions of the Combined Fund will be those of the Acquiring Fund.

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Directors, a brief biography for each Director and additional information relating to each Board is included in the Statement of Additional Information.

The Advisers

Each of the Funds has the same or an affiliated investment adviser. Each of the Acquiring Fund, ABE, ISL and LAQ is advised by the Investment Adviser. Each of IF, SGF and GCH is advised by AAMAL. Each of the Investment Adviser and AAMAL, in accordance with the applicable Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board, manages the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund's portfolio transactions.

The contractual management fee rate of the Combined Fund will be as follows:

•  0.90% of the first $250 million of the Combined Fund's average weekly net assets;

•  0.80% on the next $250 million; and

•  0.75% on amounts above $500 million.

The contractual management fee for each of IF and GCH is calculated on the basis of average weekly net assets like that of the Combined Fund. Unlike the Combined Fund, the contractual management fee for each of ABE, ISL and LAQ is based on such Target Fund's respective average weekly market value or net assets, whichever is lower, and the contractual management fee for SGF is based on such Target Fund's "Managed Assets," as defined below. However, the annual rate of the Combined Fund's contractual management fee is the same as or lower than the annual rate of the contractual management fee of each of ABE, ISL and IF, is the same as or lower than at certain asset levels, but higher than at other asset levels, the annual rate of the contractual management fee of each of LAQ and GCH, and is higher than the annual rate of the contractual management fee of SGF. Based on asset levels of LAQ and GCH as of December 31, 2017, the effective management fee rate of the Combined Fund both pre- and post-tender offer, assuming that all Reorganizations are consummated and based on each Fund's net assets as of December 31, 2017, is lower than the effective management fee rate for each of LAQ and GCH.

The current advisory fees payable to the investment adviser of each Target Fund, as well as any existing contractual expense limitation or fee waiver arrangements agreed to by each investment adviser are set forth in the table below.

Target Fund	Management Fee Rate and Contractual Expense Limitation or Fee Waiver Arrangements, if any
ABE	• 1.25% of the first $100 million of ABE's average weekly market value or net assets (whichever is lower);
• 1.125% on the next $100 million; and
• 1.00% of such assets over $200 million.*
* AAML has agreed to contractually waive 0.05% of its annual management fee in a management fee waiver agreement. Such waiver agreement may not be terminated prior to the end of the current term of the management agreement without the prior approval of ABE's Board, including a majority of ABE's Independent Directors.
ISL	• 1.30% of the first $50 million of ISL's average weekly market value or net assets (whichever is lower);
• 1.25% of such assets between $50 million and $100 million;
• 1.20% of such assets between $100 million and $150 million;
• 1.15% of such assets between $150 million and $200 million; and
• 1.05% of such assets over $200 million.*
* AAML has agreed to contractually waive 0.24% of its annual management fee in a management fee waiver agreement. Such waiver agreement may not be terminated prior to the end of the current term of the management agreement without the prior approval of ISL's Board, including a majority of ISL's Independent Directors.
IF	• 1.00% of the first $50 million of IF's average weekly net assets; • 0.95% of such assets between $50 million and $100 million; and • 0.90% of such assets over $100 million.
LAQ	• 1.00% of the first $100 million of LAQ's average weekly market value or net assets (whichever is lower);
• 0.90% of such assets between $100 million and $150 million; and
• 0.80% of such assets over $150 million.*
* AAML has agreed to contractually waive 0.02% of its annual management fee in a management fee waiver agreement. Such waiver agreement may not be terminated prior to the end of the current term of the management agreement without the prior approval of LAQ's Board, including a majority of LAQ's Independent Directors.
SGF	• 0.80% of the first $50 million of SGF's average weekly Managed Assets[1]; and • 0.66% of such assets in excess of $50 million.
GCH	• 1.00% of GCH's average weekly net assets up to $100 million;
• 0.90% of GCH's average weekly net assets between $100 million and $200 million; and
• 0.75% of GCH's average weekly net assets in excess of $200 million.*
* Effective January 1, 2017, AAMAL has contractually agreed to limit the total ordinary operating expenses of GCH (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly net assets of GCH on an annualized basis. This agreement will continue in effect through December 31, 2017, and from year to year thereafter (a "Renewal Term"), unless and until AAMAL notifies GCH, at least thirty (30) days prior to the end of any Renewal Term, of its intention to terminate the agreement for the subsequent Renewal Term.

  1  "Managed Assets" means total assets of SGF, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by SGF for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by SGF.

A discussion regarding the basis for the approval of each investment management agreement by the Board of each Fund is provided in such Fund's Form N-CSR or N-CSRS, as applicable, for such Fund's most recent fiscal year end or such Fund's most recent fiscal semi-annual period, available at www.sec.gov or by visiting http://cef.aberdeen-asset.us.

In rendering investment advisory services to the Combined Fund and the Target Funds, AAML and AAMAL may use the resources of subsidiaries owned by Aberdeen PLC. Aberdeen PLC affiliates have entered into the MOU/PSP pursuant to which investment professionals from Aberdeen PLC affiliates may render portfolio management, research and/or trade services to U.S. clients of AAML or AAMAL.

AAML, a Scottish company, is authorized and regulated in the U.K. by the Financial Conduct Authority and is a U.S. registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). AAML's principal business address is Bow Bells House, 1 Bread Street, London EC4M 9HH. AAMAL, a Singapore corporation, is a U.S. registered investment adviser under the Advisers Act. AAMAL's principal business address is 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Each of AAML and AAMAL is a wholly-owned subsidiary of Aberdeen PLC. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $764.35 billion in assets as of September 30, 2017. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

Portfolio Management

Each of the Acquiring Fund, ABE, ISL and LAQ is managed by Aberdeen's GEM team, and each of IF, SGF and GCH are managed by Aberdeen's Asian Equities team, which includes individuals who are also part of the larger GEM team.

Aberdeen's GEM team is comprised of over 50 investment professionals, which includes the named portfolio managers to each of the Funds set forth below, other portfolio managers who are part of the team and analysts, with approximately $49 billion in assets under management and has been investing in emerging market equities since the 1980s. The GEM team undertakes fundamental, first hand company research across emerging markets and makes approximately 1,800 company visits annually. The GEM team will follow a similar investment process for the Combined Fund that it currently uses for each of the Acquiring Fund, ABE, ISL and LAQ. Many of the securities that the GEM team proposes to initially hold in the Combined Fund's portfolio following the Reorganizations are securities that are currently held in existing GEM team-managed portfolios. The GEM team has experience over many years managing listed closed-end funds with income or total return as an investment objective including First Trust/Aberdeen Emerging Opportunity Fund (listed in the United States), Aberdeen Asian Income Fund Limited (listed in the United Kingdom) and Aberdeen Latin American Income Fund Limited (listed in the United Kingdom).

AAML and AAMAL each use a team-based approach for management of each of the Funds it manages. The portfolio managers who will be jointly and primarily responsible for the day-to-day management of the Combined Fund are as follows:

Individual & Position	Past Business Experience
Devan Kaloo Head of Equities

Currently Head of Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. He joined Aberdeen's Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Flavia Cheong Head of Equities—Asia Pacific ex Japan

Currently Head of Equities—Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People's Republic of China, and earlier with the Development Bank of Singapore.

Individual & Position	Past Business Experience
Hugh Young Managing Director

Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen's day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

Mark Gordon-James Senior Investment Manager	Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

The portfolio managers jointly and primarily responsible for the day-to-day management of each of the Target Funds are as follows:

Individual & Position	Past Business Experience
ABE
Devan Kaloo Head of Equities

Currently Head of Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen's Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Stephen Parr Senior Investment Manager

Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Previously, he worked for Ernst & Young Management Consultants as a Managing Consultant and prior to that for Energis Communications, Northern Telecom, and CASE Communications in strategic planning and marketing management.

Osamu Yamagata, Investment Manager	Currently Investment Manager on the Global Emerging Markets Equity team. Joined Aberdeen in 2007.
Mark Gordon-James Senior Investment Manager	Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

Individual & Position	Past Business Experience
LAQ
Devan Kaloo Head of Equities

Currently Head of Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen's Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Brunella Isper Investment Manager	Currently an Investment Manager on the Global Emerging Markets Equity Team. She joined Aberdeen in 2010 from Bresser Asset Management where she worked as an Equity Research Analyst.
Eduardo Figueiredo Investment Manager

Currently an Investment Manager, on the Global Emerging Markets Equity Team. Prior to joining Aberdeen Asset Management in February 2011, he worked for five years at Maua Sekular Investimentos, a Brazilian hedge fund. After his first 3 years as a trainee on the Operations, Macroeconomic Research and Equities trading areas he became an Equity Analyst Associate. He is a CFA® Charterholder.

Peter Taylor Director—Head of Brazilian Equities

Currently Director & Head of Brazilian Equities. He joined Aberdeen's Asian Equities Team in Singapore in 2007 and transferred to London in 2011. Previously, he was with the International Finance Corporation, where he worked on corporate governance and capital markets development for seven years from their Washington DC and Hong Kong offices. He is a CFA® Charterholder.

ISL
Devan Kaloo Head of Equities

Currently Head of Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen's Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

William Scholes Investment Manager	Currently an Investment Manager, on the Global Emerging Markets Equity Team. He joined Aberdeen in 2009 on the graduate rotation scheme. He is a CFA® Charterholder.
Stephen Parr Senior Investment Manager

Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Previously, he worked for Ernst & Young Management Consultants as a Managing Consultant and prior to that for Energis Communications, Northern Telecom, and CASE Communications in strategic planning and marketing management.

Mark Gordon-James Senior Investment Manager	Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

Individual & Position	Past Business Experience
IF
Hugh Young Managing Director

Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen's day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

James Thom Senior Investment Manager

Currently a Senior Investment Manager of Asian Equities. James Thom is a Senior Investment Manager on the Asian Equities Team. James joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia. James holds an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.

Bharat Joshi Investment Director—Indonesian Equities

Currently an Investment Director for Indonesian Equities. He oversees investments in Jakarta, where he transferred in November 2014 after seven years as an equity manager in our Kuala Lumpur office. His responsibilities there included research and management of local equity portfolios. Before joining Aberdeen, Bharat briefly worked as a junior analyst with Credit Suisse Malaysia.

Christopher Wong Senior Investment Manager

Currently a Senior Investment Manager on the Asian Equities Team and CEO of Aberdeen Islamic Asset Management Sdn Bhd. He joined Aberdeen in 2001 on the private equity desk before transferring to the Asian equities team in August 2002.

Kristy Fong Senior Investment Manager	Currently a Senior Investment Manager on the Asian Equities Team. Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an Analyst.
SGF
Hugh Young Managing Director

Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen's day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

James Thom Senior Investment Manager

Currently a Senior Investment Manager of Asian Equities. James Thom is a Senior Investment Manager on the Asian Equities Team. James joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia. James holds an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.

Flavia Cheong Head of Equities—Asia Pacific ex Japan

Currently Head of Equities—Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People's Republic of China, and earlier with the Development Bank of Singapore.

Christopher Wong Senior Investment Manager

Currently a Senior Investment Manager on the Asian Equities Team and CEO of Aberdeen Islamic Asset Management Sdn Bhd. He joined Aberdeen in 2001 on the private equity desk before transferring to the Asian equities team in August 2002.

Kristy Fong Senior Investment Manager	Currently a Senior Investment Manager on the Asian Equities Team. Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an Analyst.

Individual & Position	Past Business Experience
GCH
Hugh Young Managing Director

Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen's day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

Nicholas Yeo Director and Head of Equities (Hong Kong)	Currently the Head of China/Hong Kong Equities Team for Aberdeen Asset Management Asia Limited since 2007. Mr. Yeo Joined Aberdeen in 2000 via the acquisition of Murray Johnstone.
Flavia Cheong Head of Equities—Asia Pacific ex Japan

Currently Head of Equities—Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People's Republic of China, and earlier with the Development Bank of Singapore.

Nicholas Chui Investment Manager

Currently an Investment Manager on the China/Hong Kong Equities Team. Mr. Chui joined Aberdeen in 2011 upon completion of an internship with the team in 2010. Mr. Chui holds a Bachelor of Accountancy from the Singapore Management University and is a Chartered Accountant of Singapore and is a CFA® Charterholder.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each Fund.

Non-U.S.-Resident Directors and Officers

Although each Fund is a Maryland corporation, certain of each Fund's Directors and officers are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States. Such Directors and officers include the following individuals for the applicable Fund:

Fund	Non-Resident Directors	Non-Resident Officers
Acquiring Fund	—	Christian Pittard; Hugh Young; Joanne Irvine; Devan Kaloo; Nick Robinson; Jeffrey Cotton
ABE	—	Christian Pittard; Hugh Young; Joanne Irvine; Devan Kaloo; Nick Robinson; Jeffrey Cotton
LAQ	—	Christian Pittard; Hugh Young; Joanne Irvine; Devan Kaloo; Nick Robinson; Jeffrey Cotton
ISL	—	Christian Pittard; Hugh Young; Joanne Irvine; Devan Kaloo; Nick Robinson; Jeffrey Cotton
IF	—	Christian Pittard; Hugh Young; Joanne Irvine; Devan Kaloo; Nick Robinson; Jeffrey Cotton
SGF	Moritz Sell	Christian Pittard; Jeffrey Cotton
GCH	John Hawkins; Moritz Sell; Jonathan Taylor	Christian Pittard; Hugh Young; Adrian Lim; Jeffrey Cotton

Portfolio Transactions with Affiliates

The investment advisers to the Funds may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with each Fund and the investment advisers, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms. None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Other Service Providers

The professional service providers for the Funds, other than investment advisers described above, are as follows:

Services	Acquiring Fund, ABE, LAQ, ISL, & IF	SGF	GCH
Administrator	AAMI	AAMI	AAMI
Sub-Administrator	State Street Bank & Trust Company ("State Street")	State Street	State Street
Chilean Administrator	BTG Pactual Chile*	—	—
Custodian	State Street	State Street	State Street
Transfer Agent & Dividend Paying Agent	Computershare Trust Company, N.A. ("Computershare")	American Stock Transfer & Trust Company, LLC	Computershare
Auditor	KPMG LLP	KPMG LLP	KPMG LLP
Fund Counsel	Willkie Farr & Gallagher LLP	Clifford Chance LLP	Sullivan & Cromwell LLP
Counsel to Independent Directors	Drinker Biddle & Reath LLP	—	Sullivan & Cromwell LLP
Investor Relations	AAMI	AAMI	AAMI

  *  Acquiring Fund & LAQ only. BTG Pactual Chile serves as the Acquiring Fund's and LAQ's Chilean administrator. Under Chilean law, the Funds are required to have an administrator in Chile. For its services, BTG Pactual Chile is paid a fee, out of the advisory fee payable to AAML that is calculated weekly and paid quarterly at an annual rate of 0.05% of each Fund's average weekly market value or net assets (whichever is lower). In addition, BTG Pactual Chile receives a supplemental administration fee paid by AAML, and an annual reimbursement of out-of-pocket expenses and an accounting fee paid by the Fund. Each of the Acquiring Fund and LAQ are currently in the process of exiting the Chilean FICE structure with respect to their Chilean investments and upon the winding down of such structure, will no longer be required to have a Chilean Administrator.

Administrator and Sub-Administrator. AAMI, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is U.S. administrator for each Fund. Subject to the control, supervision and direction of each Board, AAMI is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, each Fund's service providers; negotiation of each Fund's service provider contracts; preparation of financial information and reports; arranging for payment of each Fund's expenses; monitoring compliance with each Fund's investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of each Fund's books and records; and other administrative services. Each Fund pays AAMI monthly for administrative and fund accounting services, at an annual rate of 0.08% of each Fund's average monthly net assets. AAMI has entered into a sub-administration agreement with State Street pursuant to which State Street performs certain of the foregoing administrative and fund accounting services for each Fund. AAMI pays State Street's fees for providing such services.

Custodian. All securities owned by each of the Funds and all cash including proceeds from the sale of securities in each such Fund's investment portfolio, are held by State Street, 1 Heritage Drive, 3rd Floor North Quincy, MA 02171, as custodian.

Transfer Agent. Computershare, 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund's transfer agent with respect to each Fund's common shares, except for SGF. American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 serves as SGF's transfer agent with respect to SGF's common shares.

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. The service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Expenses

Each Fund pays all of its expenses, including organization expenses; fees of its investment adviser, administrator, custodian and transfer agent; fees of Directors who are not interested persons (as defined in the 1940 Act); out of pocket expenses of all Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund's reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of shareholders' meetings, proxy statements and shareholder reports; investors' relations fees and expenses; interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of the Funds as of June 30, 2017, the pro forma capitalization of the Combined Fund as if the proposed Reorganizations of all of the Funds had occurred on June 30, 2017, which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the completed Reorganizations that would result in the lowest Total Expense Ratio, and the pro forma capitalization of the Combined Fund as if only the proposed Reorganization of IF and the Acquiring Fund had occurred on June 30, 2017, which represents the combination of the completed Reorganizations presented in this Joint Proxy Statement/Prospectus that would result in the highest Total Expense Ratio. Tables reflecting the pro forma capitalization of the Combined Fund are set forth on the following page.

Capitalization as of June 30, 2017 (Unaudited)

Reorganization of all Target Funds and GRR into Acquiring Fund (the combination that would result in the highest level of capitalization of the Combined Fund):

	CH	GCH	ABE	IF	ISL	LAQ	SGF	GRR (a)	Adjustments		Pro forma Combined (All Target Funds & GRR(a) into AEF)
Net Assets ($)	75,129,691	110,743,980	145,995,664	77,322,903	87,238,370	194,907,789	93,718,115	45,370,813	(2,600,000	)(c)	827,827,325
Common Shares Outstanding(b)	9,357,690	8,816,794	9,484,813	9,257,205	3,945,468	7,448,517	7,418,948	3,466,783	44,236,674	(d)	103,432,892
Net Asset Value ($)	8.03	12.56	15.39	8.35	22.11	26.17	12.63	13.09	—		8.00

  (a)  The proposed reorganization of GRR into the Acquiring Fund is presented to GRR's shareholders in a separate proxy statement/prospectus; however, GRR is included with the Target Funds as part of the pro forma Combined Fund.

  (b)  Based on the number of outstanding common shares as of June 30, 2017.

  (c)  Reflects non-recurring aggregate estimated reorganization expenses of $2,600,000 of which $270,000 is attributable to CH, $320,000 is attributable to GCH, $340,000 is attributable to ABE, $240,000 is attributable to IF, $260,000 is attributable to ISL, $415,000 is attributable to LAQ, $280,000 is attributable to SGF and $475,000 is attributable to GRR. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund's participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Adviser (or AAMAL in the case of SGF, IF, GCH and GRR) recommended that, and the Boards have approved having, each Fund be responsible for its own Reorganization expenses, except that AAMAL will bear the costs of GCH and GRR to the extent they exceed GCH's or GRR's contractual expense limitation. See "Reasons for the Reorganizations." The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

  (d)  Reflects adjustments due to differences in per share NAV.

Reorganization of only IF into Acquiring Fund (the combination of Reorganizations presented in this Joint Proxy Statement/Prospectus that would result in the lowest level of capitalization of the Combined Fund):

	CH	IF	Adjustments		Pro forma Combined (IF into AEF)
Net Assets ($)	75,129,691	77,322,903	(510,000	)(b)	151,942,594
Common Shares Outstanding(a)	9,357,690	9,257,205	373,657	(c)	18,988,552
Net Asset Value ($)	8.03	8.35	—		8.00

  (a)  Based on the number of outstanding common shares as of June 30, 2017.

  (b)  Reflects non-recurring aggregate estimated reorganization expenses of $745,000 of which $270,000 is attributable to CH and $260,000 is attributable to IF. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund's participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Adviser recommended, and the Boards have approved, that each Fund be responsible for its own Reorganization expenses. See "Reasons for the Reorganizations." The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

  (c)  Reflects adjustments due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund's Board as payable to holders of the Fund's common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and non-assessable.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on an exchange, thereby incurring a brokerage commission set by the broker-dealer. Shares of each of the Acquiring Fund, LAQ, ISL, IF and ABE are traded on the NYSE American. Shares of each of SGF and GCH are traded on the NYSE. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Common Shares as of October 31, 2017

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
CH	Common Shares	100,000,000	None	9,357,689.52
ABE	Common Shares	100,000,000	None	9,484,813.00
LAQ	Common Shares	100,000,000	None	7,448,517.00
ISL	Common Shares	100,000,000	None	3,945,468.00
IF	Common Shares	100,000,000	None	9,257,205.00
SGF	Common Shares	100,000,000	None	7,418,948.00
GCH	Common Shares	100,000,000	None	8,816,793.59

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on its principal trading market for each quarterly period within each Fund's two most recent fiscal years and each full fiscal quarter since the beginning of each Fund's current fiscal year, if any, along with the net asset value and discount or premium to net asset value for each quotation.

CH	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
December 31, 2017	$9.09	$7.70	$10.06	$8.37	-7.908%	-8.66%
September 30, 2017	$8.63	$7.08	$9.45	$8.10	-8.094%	-12.593%
June 30, 2017	$7.32	$6.94	$8.39	$7.94	-12.649%	-12.594%
March 31, 2017	$6.98	$6.02	$8.23	$7.19	-14.461%	-16.273%
December 31, 2016	$6.51	$5.93	$7.74	$7.02	-15.455%	-16.697%
September 30, 2016	$6.54	$6.06	$7.62	$7.09	-13.72%	-15.245%
June 30, 2016	$6.52	$5.71	$7.22	$6.74	-9.695%	-16.642%
March 31, 2016	$6.02	$5.01	$6.95	$5.88	-12.373%	-15.514%
December 31, 2015	$6.39	$5.50	$7.19	$6.29	-10.504%	-12.560%
September 30, 2015	$6.92	$5.69	$7.68	$6.56	-9.542%	-14.178%
June 30, 2015	$7.77	$6.96	$8.89	$7.64	-12.598%	-8.901%
March 31, 2015	$7.79	$7.16	$8.45	$7.71	-7.592%	-7.134%

ABE	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2017	$14.87	$13.63	$16.12	$15.24	-5.827%	-11.666%
July 31, 2017	$14.45	$13.57	$15.75	$14.91	-7.844%	-10.311%
April 30, 2017	$13.63	$11.82	$15.06	$13.82	-9.495%	-14.595%
January 31, 2017	$12.26	$10.90	$14.28	$12.83	-14.146%	-15.043%
October 31, 2016	$12.87	$12.22	$14.77	$14.20	-11.728%	-14.185%
July 31, 2016	$12.70	$11.53	$14.46	$13.36	-11.683%	-14.019%
April 30, 2016	$12.24	$10.06	$14.02	$11.93	-11.625%	-15.675%
January 31, 2016	$11.64	$9.61	$13.53	$11.37	-13.968%	-15.477%
October 31, 2015	$12.72	$10.51	$14.15	$12.37	-10.06%	-15.310%
July 31, 2015	$13.44	$12.42	$15.25	$14.14	-11.869%	-12.226%
April 30, 2015	$13.55	$12.44	$15.10	$13.91	-9.907%	-10.824%
January 31, 2015	$14.28	$12.78	$15.62	$14.24	-7.752%	-10.253%
LAQ	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
December 31, 2017	$29.51	$25.36	$31.26	$27.90	-4.745%	-9.137%
September 30, 2017	$28.29	$23.19	$31.38	$26.01	-9.398%	-11.810%
June 30, 2017	$25.24	$22.65	$28.09	$24.77	-9.506%	-11.072%
March 31, 2017	$23.60	$20.15	$26.49	$23.06	-10.198%	-12.619%
December 31, 2016	$22.91	$19.17	$26.21	$21.84	-12.424%	-12.824%
September 30, 2016	$22.57	$19.50	$25.46	$22.34	-10.685%	-12.713%
June 30, 2016	$20.12	$17.30	$23.03	$19.70	-12.636%	-12.183%
March 31, 2016	$18.37	$13.17	$20.78	$15.02	-11.598%	-13.241%
December 31, 2015	$17.88	$15.25	$20.12	$17.23	-10.733%	-11.645%
September 30, 2015	$21.04	$15.84	$23.20	$17.45	-6.818%	-10.204%
June 30, 2015	$22.47	$20.48	$25.42	$22.92	-11.605%	-10.646%
March 31, 2015	$23.11	$19.51	$25.49	$21.61	-9.337%	-9.718%
ISL	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
December 31, 2017	$20.96	$19.13	$22.63	$21.44	-5.713%	-13.868%
September 30, 2017	$20.50	$18.48	$22.61	$20.71	-7.029%	-10.983%
June 30, 2017	$19.64	$17.39	$22.15	$20.26	-10.245%	-14.750%
March 31, 2017	$17.79	$16.07	$20.65	$19.29	-13.262%	-16.903%
December 31, 2016	$16.66	$15.87	$19.92	$19.14	-16.113%	-18.154%
September 30, 2016	$17.03	$16.29	$20.36	$19.14	-15.189%	-18.058%
June 30, 2016	$17.46	$16.15	$21.16	$18.70	-16.245%	-18.681%
March 31, 2016	$17.28	$15.47	$20.63	$19.22	-15.445%	-20.135%
December 31, 2015	$17.93	$17.00	$21.23	$20.07	-14.862%	-15.296%
September 30, 2015	$19.39	$16.60	$22.81	$19.85	-14.544%	-16.373%
June 30, 2015	$19.35	$17.70	$22.07	$20.94	-10.788%	-15.473%
March 31, 2015	$17.77	$16.35	$20.83	$18.99	-14.567%	-14.621%
IF	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
December 31, 2017	$7.94	$7.46	$8.46	$8.20	-5.789%	-9.576%
September 30, 2017	$7.91	$7.45	$8.54	$8.20	-7.377%	-10.133%
June 30, 2017	$7.64	$7.18	$8.38	$8.03	-8.722%	-10.918%
March 31, 2017	$7.28	$6.24	$8.05	$7.31	-9.565%	-16.016%
December 31, 2016	$6.66	$6.00	$7.86	$7.20	-14.396%	-17.012%
September 30, 2016	$6.91	$6.12	$8.04	$7.27	-12.532%	-15.934%
June 30, 2016	$6.37	$5.63	$7.53	$6.55	-15.405%	-14.046%

IF	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2016	$6.04	$5.06	$7.09	$6.08	-14.689%	-19.038%
December 31, 2015	$6.16	$5.23	$7.15	$6.11	-13.604%	-14.403%
September 30, 2015	$7.07	$5.14	$7.97	$5.99	-10.051%	-14.190%
June 30, 2015	$7.90	$7.02	$8.92	$7.94	-10.125%	-11.587%
March 31, 2015	$8.33	$7.70	$9.20	$8.62	-7.854%	-11.596%
SGF	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2017	$12.44	$11.31	$13.57	$12.91	-7.784%	-14.253%
July 31, 2017	$11.49	$10.92	$13.20	$12.25	-12.955%	-12.219%
April 30, 2017	$11.10	$9.55	$12.22	$11.39	-8.942%	-16.155%
January 31, 2017	$9.52	$8.66	$11.36	$10.42	-15.752%	-16.891%
October 31, 2016	$9.49	$9.09	$11.37	$10.69	-15.943%	-16.298%
July 31, 2016	$9.36	$8.63	$11.13	$10.23	-15.752%	-15.723%
April 30, 2016	$9.46	$7.69	$10.98	$9.14	-15.536%	-15.864%
January 31, 2016	$9.39	$7.48	$11.98	$9.01	-14.481%	-17.621%
October 31, 2015	$10.45	$8.53	$11.93	$9.96	-12.406%	-14.357%
July 31, 2015	$12.02	$10.60	$13.66	$12.05	-11.941%	-12.033%
April 30, 2015	$12.05	$11.19	$13.76	$12.56	-11.980%	-10.908%
January 31, 2015	$12.38	$11.64	$13.98	$13.13	-11.445%	-11.348%
GCH	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
December 31, 2017	$12.79	$11.99	$14.00	$12.90	-7.836%	-7.054%
September 30, 2017	$12.15	$11.40	$13.09	$12.43	-6.825%	-8.286%
June 30, 2017	$11.51	$10.44	$15.40	$8.76	-8.067%	-10.386%
March 31, 2017	$10.50	$8.72	$11.80	$10.42	-10.714%	-16.315%
December 31, 2016	$9.22	$8.50	$11.04	$10.21	-16.410%	-17.154%
September 30, 2016	$9.35	$8.29	$11.00	$9.89	-14.456%	-16.347%
June 30, 2016	$8.56	$8.03	$10.10	$9.51	-15.079%	-16.180%
March 31, 2016	$8.37	$7.34	$9.85	$8.76	-14.242%	-16.210%
December 31, 2015	$9.46	$8.47	$10.93	$10.07	-13.131%	-16.139%
September 30, 2015	$10.17	$8.20	$12.08	$9.93	-15.811%	-17.422%
June 30, 2015	$11.20	$9.97	$12.82	$11.70	-12.568%	-16.007%
March 31, 2015	$10.33	$9.82	$11.68	$11.11	-11.558%	-11.611%

As of December 31, 2017, the share price and corresponding net asset value and premium/discount for each Fund was:

Fund	Market Price	Net Asset Value	Premium/(Discount) to Net Asset Value
CH	$8.93	$9.83	-9.16%
ABE	$14.54	$16.08	-9.58%
LAQ	$26.72	$29.16	-8.37%
ISL	$19.13	$22.21	-13.87%
IF	$7.64	$8.45	-9.59%
SGF	$12.42	$13.63	-8.88%
GCH	$12.45	$13.73	-9.32%

Historically, the common shares of each Fund have traded at both a premium and discount to net asset value.

Discount Management Programs

Each Board has approved an open-market repurchase program to help reduce the discount of the relevant Fund. The programs vary in scale and activity. The table below lists the approval dates of each Fund's program and the average discount since the establishment of the program. Share repurchases may be made opportunistically at certain discounts to NAV per share when management reasonably believes that such repurchases may enhance shareholder value. There is no assurance the Funds will purchase any shares or that the share repurchase program will have an impact on the liquidity or value of a Fund or a Fund's shares. While not always active, Aberdeen believes that it is important for funds to have the ability to repurchase shares to absorb excess selling pressure during times of market volatility. Each Fund's average discount since the program's inception as of December 31, 2017 is shown in the table below.

Fund	Program Inception	Average Discount Since Program Inception
Acquiring Fund	December 6, 2011	-3.784%
ABE	November 1, 2009	-11.252%
ISL	December 6, 2011	-13.869%
IF	December 6, 2011	-11.184%
LAQ	November 16, 2007	-9.986%
SGF	April 11, 2012	-12.223%
GCH	November 3, 2014	-13.23%

In addition to the share repurchase program noted above, the Board of SGF approved on June 2, 2011, a discount management policy (the "Discount Management Policy"). In accordance with the Discount Management Policy, if SGF's shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of SGF (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board of SGF has agreed to consider a variety of measures to address SGF's discount, including but not limited to, repurchasing outstanding shares of SGF, reviewing SGF's distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing SGF's discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Fund for the periods indicated. A Fund's past performance does not necessarily indicate how its common shares will perform in the future.

Although CH is the Acquiring Fund and legal survivor of the proposed Reorganizations, based on management's analysis with input from the Acquiring Fund's independent auditor and counsel, LAQ would be the accounting and performance survivor of the Reorganizations. As a result, the performance history of the Combined Fund will be that of LAQ.

Average Annual Total Returns as of June 30, 2017

Fund	One Year Ended June 30, 2017 based on NAV	One Year Ended June 30, 2017 based on Market Price	Annualized Ten Year Ended June 30, 2017 based on NAV	Annualized Ten Year Ended June 30, 2017 based on Market Price
ABE	10.03%	15.42%	1.18%	0.88%
LAQ	15.31%	16.75%	1.76%	1.91%
ISL	20.86%	22.77%	6.31%	5.48%
IF	14.43%	23.90%	5.10%	4.37%
SGF	16.80%	22.42%	1.67%	1.79%
GCH	27.65%	38.77%	1.41%	2.40%
CH	14.81%	15.81%	0.83%	(0.96)%

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of the Target Funds are substantially the same as those of the Acquiring Fund. Pursuant to Internal Revenue Service rules for funds that have opted to be taxed as regulated investment companies, the Acquiring Fund will be required to distribute all income each year and each

Fund has a policy to distribute all realized capital gains each year. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Fund among its shareholders on a pro rata basis in the year for which such capital gains and other income are realized.

The tax treatment and characterization of the Acquiring Fund's distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund's investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund's earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which the Acquiring Fund's total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Acquiring Fund's net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof. These factors, among others, may result in the Combined Fund's level of net investment income being different from the level of net investment income for any of the Target Funds or the Acquiring Fund if the Reorganizations were not completed. The Acquiring Fund's transfer agent sponsors and administers and Dividend Reinvestment and Direct Stock Purchase Plan, which is available to shareholders. The Dividend Reinvestment and Direct Stock Purchase Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund's common shares may be reinvested automatically in the Acquiring Fund's common shares, see "Dividend Reinvestment and Direct Stock Purchase Plan" as follows.

DIVIDEND REINVESTMENT PLANS

Each of the Funds has a dividend reinvestment plan, the material aspects of which are described below with respect to each Fund.

CH, ABE, LAQ, ISL, IF: Dividend Reinvestment and Direct Stock Purchase Plan

Each of the Acquiring Fund's, ABE's, LAQ's, ISL's and IF's transfer agent, Computershare Trust Company, N.A, sponsors and administers the Computershare CIP, a Dividend Reinvestment and Direct Stock Purchase Plan (the "CIP"), which is available to shareholders. The CIP allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price for each specific purchase batch order (dividend reinvestment, one-time online bank debit, recurring ACH debit, check, or initial investment) and cannot be issued directly by the Acquiring Fund, ABE, LAQ, ISL or IF. The CIP for the Combined Fund will remain the same after the Reorganizations.

An existing registered shareholder of each Fund can enroll by completing and submitting an enrollment form. You may enroll online at www.computershare.com/buyaberdeen and request a one-time online bank debit your U.S. checking or savings account for your first purchase.

The CIP is sponsored and administered by Computershare and not by each Fund. For more information about the CIP and a brochure and supplement that includes more complete terms and conditions of the CIP, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

For shareholders who elect to participate, all dividends or other distributions (together, a "dividend") declared for your common shares of each Fund will be automatically reinvested by Computershare, as agent for shareholders in administering the CIP, in additional common shares of each respective Fund. Computershare will purchase in the open market whole and fractional shares of the Fund to equal the dollar amount of the reinvested dividends, less any applicable fees and tax withholdings.

Although cash is not received by the shareholder on automatically reinvested dividends, capital gains and income are realized. Computershare will send a Form 1099-DIV to you and the U.S. Internal Revenue Service

after each year-end, reporting any dividend income you received during the year. For non-U.S. persons, Computershare will send a Form 1042-S to you and the Internal Revenue Service after each year-end, reporting any dividend income you have received during the year. If you sell shares through CIP, Computershare will send a Form 1099-B to you and the U.S. Internal Revenue Service showing the total proceeds of the transactions. Computershare recommends that you keep your statements, which are helpful for record keeping and tax purposes. Specific tax questions should be directed to your tax advisor.

To terminate your CIP account, you can access your account online at www.computershare.com/buyaberdeen. Termination requests can also be submitted via telephone or mailed to Computershare CIP, c/o Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000, together with the transaction form included with your statement. A participant's termination generally takes effect when such notice is received. Upon termination from the CIP, any uninvested contributions will be returned promptly to the Participant. In the event a Participant's notice of termination is received near a record date for an account whose dividends are to be reinvested, Computershare, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares on behalf of the terminating Participant. In the event reinvestment is made, Computershare will process the termination as soon as practicable, but in no event later than five business days after the investment is completed.

Participation in the CIP is subject to certain fees and expenses imposed by Computershare listed below. This schedule of fees is subject to change.

Purchases:

•  The minimum initial investment for non-shareholders is $50. A one-time $10 enrollment fee to establish a new account for a non-shareholder will be deducted from the purchase amount.

•  The subsequent minimum additional purchase amount is $50.

•  Cash purchases are subject to a maximum annual amount of $250,000.

•  Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.02 per share* purchased.

•  If you have funds deducted monthly automatically from your savings or checking account, for each debit the transaction fee is $2.50 plus $0.02 per share* purchased.

•  Fees will be deducted from the purchase amount. Returned check fee is $25.

•  ACH reject fee is $25.

Reinvestment of Dividends:

•  Each dividend reinvestment will entail a $0.02 per share* fee.

Sales:

•  Each batch order sale will entail a transaction fee of $10 plus $0.12 per share* sold.

•  Each market order sale will entail a transaction fee of $25 plus $0.12 per share* sold.

•  Each day limit order sale will entail a transaction fee of $25 plus $0.12 per share* sold.

•  Each good-til-canceled ("GTC") limit order sale will entail a transaction fee of $25 plus $0.12 per share* sold.

•  Sale requests processed over the telephone by a customer service representative will entail an additional transaction fee of $15.

•  Fees are deducted from the proceeds derived from the sale.

Duplicate Account Statements

•  Copies of account statements for prior calendar years—$10 per year requested.

  *  All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for the purposes of calculating the per share fee.

SGF: Dividend Reinvestment and Cash Purchase Plans

American Stock Transfer & Trust Company, LLC ("American Stock") sponsors and administers a Dividend Reinvestment and Cash Purchase Plan for SGF. After the Reorganizations, the Combined Fund will participate only in the CIP.

SGF's Dividend Reinvestment and Cash Purchase Plan (the "SGF Plan") is available to provide shareholders with automatic reinvestment of dividends and capital gain distributions in additional SGF shares. The SGF Plan also allows shareholders to make optional semi-annual cash investments in SGF shares through American Stock. A brochure fully describing SGF's terms and conditions is available by calling American Stock at (866) 669-9903 or by writing Aberdeen Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

If shareholders wish to participate and their shares are held in their names, they may elect to become a direct participant in the SGF Plan by completing and mailing the Enrollment Authorization form on the back cover of the SGF Plan brochure to American Stock. However, shareholders whose shares are held in the name of a financial institution should instruct their financial institution to participate in the SGF Plan on their behalf. If shareholders' financial institutions are unable to participate in the SGF Plan for them, shareholders should request that their shares be registered in their name, so that they may elect to participate directly in the SGF Plan.

Shareholders whose shares are held in their names and who wish to receive all dividends and capital gain distributions in cash rather than in shares may withdraw from the SGF Plan without penalty at any time by contacting American Stock. Shareholders whose shares are held in the name of a financial institution should be able to withdraw from the SGF Plan without a penalty at any time by sending written notice to their financial institutions. If shareholders withdraw, they or their financial institution will receive a share certificate for all full shares or, if shareholders wish, American Stock will sell their shares and send shareholders the proceeds, after the deduction of brokerage commissions. American Stock will convert any fractional shares to cash at the then-current market price and send shareholders a check for the proceeds.

If the market price of SGF's shares on the payment date should equal or exceed their NAV per share, SGF will issue new shares to shareholders at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the NAV per share, SGF will issue new shares to shareholders at the market price. If the dividends or distributions are declared and payable as cash only, shareholders will receive shares purchased for them by American Stock on the NYSE or otherwise on the open market to the extent available.

The SGF Plan participants have the option of making semi-annual investments in SGF shares through American Stock. Shareholders may invest any amount from $100 to $5,000 semiannually. American Stock will purchase shares for shareholders on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. SGF Plan participants should send voluntary cash payments to be received by American Stock approximately ten days before the applicable purchase date. American Stock will return any cash payments received more than thirty days prior to the purchase date. Shareholders may withdraw a voluntary cash payment by written notice, if the notice is received by American Stock not less than two business days before the investment date.

There are no SGF Plan charges or brokerage charges for shares issued directly by SGF. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by American Stock.

The automatic reinvestment of dividends and distributions does not relieve shareholders of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, American Stock will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

If shareholders participate in the SGF Plan through a brokerage account, they may not be able to continue as participants if they transfer those shares to another broker. Shareholders should contact their broker or financial institution or American Stock to ascertain what is the best arrangement for them to participate in the SGF Plan.

GCH: Dividend Reinvestment Plan

Computershare sponsors and administers a Dividend Reinvestment Plan for GCH (the "GCH Plan"). After the Reorganization, the Combined Fund will participate only in the CIP.

Pursuant to the GCH Plan, each shareholder will be deemed to have elected, unless Computershare is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of GCH by Computershare. Shareholders who do not participate in the GCH Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by Computershare, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify Computershare. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the GCH Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the GCH Plan.

Computershare serves as agent for the shareholders in administering the GCH Plan. If GCH declares an income dividend or a capital gain distribution payable either in GCH's common stock or in cash, as shareholders may have elected, non-participants in the GCH Plan will receive cash and participants in the GCH Plan will receive common stock to be issued by GCH. If the market price per share on the valuation date equals or exceeds NAV per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the "Valuation Date"), GCH will issue new shares to participants valued at NAV per share, or if the NAV per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If NAV per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If GCH should declare an income dividend or capital gains distribution payable only in cash, Computershare will, as agent for the participants, buy shares of GCH's common stock in the open market, on the NYSE or elsewhere, for the participants' accounts on, or shortly after, the payment date. To the extent Computershare is unable to do so and, before Computershare has completed its purchases, if the market price per share exceeds the NAV per share of the common stock, the average per share purchase price paid by Computershare may exceed the NAV of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by GCH. Computershare will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

Computershare maintains all shareholder accounts in the GCH Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each GCH Plan participant will be held by Computershare in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the GCH Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by GCH as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a per share fee (currently $0.03) incurred with respect to Computershare's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions. All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for the purposes of calculating the per share fee.

Experience under the GCH Plan may indicate that changes are desirable. Accordingly, GCH and Computershare reserve the right to terminate the GCH Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the GCH Plan at least 30 days before the record date for dividends or distributions. The GCH Plan also may be amended by GCH or Computershare, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the GCH Plan. All correspondence concerning the GCH Plan should be directed to Computershare, at Computershare P.O. Box 505000, Louisville, Kentucky 40233-5000. For further information regarding the GCH Plan, shareholders may also contact Computershare directly at 1-800-647-0584.

CERTAIN PROVISIONS IN EACH FUND'S CHARTER AND BYLAWS; GOVERNING LAW

Each Fund is classified as a non-diversified, closed-end management investment company registered under the 1940 Act, except that as of April 2017, ABE has operated as a diversified investment company for at least three years meaning that, under Securities and Exchange Commission guidance, ABE can no longer operate as a non-diversified investment company without the approval of shareholders. Each Fund was incorporated on the following dates:

Fund	Incorporation Date
Acquiring Fund	January 30, 1989
ABE	October 12, 1993
LAQ	April 17, 1990
ISL	March 6, 1990
IF	January 8, 1990
SGF	May 31, 1990
GCH	May 11, 1992

Each Fund is organized as a Maryland corporation; therefore, each Fund is governed both by the Maryland General Corporation Law (the "MGCL") and its charter and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation's debts or obligations. The directors of a Maryland corporation generally are shielded from personal liability for the corporation's acts or obligations under the corporate form of organization.

The following description of certain provisions of the charter and bylaws of each Fund is only a summary. The charter and bylaws of each Fund include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing it to engage in certain transactions or modifying its structure. These provisions, which are summarized below, may be regarded as "anti-takeover" provisions.

Acquiring Fund

Classification of Board; Election and Removal of Directors

The Board of the Acquiring Fund may consist of not less than three nor more than nine directors. The Board of the Acquiring Fund is divided into three classes, as nearly equal in number as possible, each of which serves for three years, with one class being elected each year. The classification of the Board of the Acquiring Fund helps assure the continuity and stability of the strategies and policies determined by the Board of the Acquiring Fund.

A Director will be elected by the vote of a majority of the votes cast in his or her favor at a meeting for the election of Directors at which a quorum is present. If the number of nominees exceeds the number of Directors to be elected, the Directors will be elected by a plurality of the shares represented at the meeting.

Shareholders may, by the affirmative vote of the holders of at least 66 2/3% of the votes entitled to be cast, remove a Director with or without cause, at any meeting of shareholders duly called and at which a quorum is present.

Advance Notice of Director Nominations and New Business

Nominations for Directors may be made either by the Board of the Acquiring Fund or by any shareholder who is entitled to vote for the election of such nominee, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of the Acquiring Fund. Such nominations, other than those made by or at the direction of the Board of the Acquiring Fund, must be made pursuant to timely notice delivered to the Secretary of the Acquiring Fund. To be timely, (i) any notice given in connection with an annual meeting must be provided not later than 45 days before the date on which the Acquiring Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made, and (ii) any notice given in connection with a special meeting must be provided not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of such special meeting is given or made, notice by such shareholder must be received not later than the tenth day following the day on which notice of the date of such special meeting was given or such public disclosure was made.

At any annual meeting, only such business may be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must (i) be specified in the notice of meeting given by or at the direction of the Board of the Acquiring Fund, (ii) otherwise be properly brought before the meeting by or at the direction of the Board of the Acquiring Fund, or (iii) otherwise (x) be properly brought before the meeting by a shareholder who is entitled to vote at the meeting, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of the Acquiring Fund, and (y) constitute a proper subject to be brought before the meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof to the Secretary of the Acquiring Fund. To be timely, such notice must be provided not later than 45 days before the date in the current year corresponding to the date on which the Acquiring Fund first mailed its notice and proxy materials for the annual meeting in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made.

Approval of Extraordinary Corporate Actions

Under Maryland law, a Maryland corporation generally cannot dissolve, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for shareholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The charter of the Acquiring Fund generally provides for approval of extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter, unless a Principal Shareholder is a party to the transaction in which case the affirmative vote of shareholders entitled to cast at least 66 2/3% of the votes entitled to be cast shall be required to approve the transaction, subject to certain exceptions. The exceptions include any transaction for which a majority of the Continuing Directors have approved a memorandum of understanding with the Principal Shareholder with respect to and substantially consistent with such transaction. A "Principal Shareholder" means any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of any class of stock of the Acquiring Fund and includes an affiliate or associate (as those terms are defined in Rule 12b-2 under the 1934 Act) of a Principal Shareholder. A "Continuing Director" is a Director who was a member of the Board of the Acquiring Fund on the date of closing of the Acquiring Fund's initial public offering or who subsequently became a Director and whose election or nomination for election by the Acquiring Fund's shareholders, was approved by a vote of the Continuing Directors then on the Board of the Acquiring Fund.

The conversion of the Acquiring Fund from a closed-end fund to an open-end fund and the liquidation or dissolution of the Acquiring Fund require the affirmative vote of the holders of 66 2/3% of the votes entitled to be cast, provided that if a majority of the Continuing Directors shall have approved the liquidation or dissolution of the Acquiring Fund, such action shall require the affirmative vote of a majority of the votes entitled to be cast.

Amendment of Charter and Bylaws

The charter of the Acquiring Fund generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast, except that any amendment to charter provisions relating to the Board of the Acquiring Fund, extraordinary transactions, change of structure and liquidation, and charter amendments must be approved by the affirmative vote of 66 2/3% of the votes entitled to be cast. The Board of the Acquiring Fund has the exclusive right to make, amend, alter and repeal the Bylaws of the Acquiring Fund.

Indemnification and Liability of Directors and Officers

The Acquiring Fund shall indemnify and advance expenses to its Directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL. This indemnification shall continue as to a person who has ceased to be a Director or officer. Directors and officers will not be protected against liability to the Acquiring Fund or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ABE

Classification of Board; Election and Removal of Directors

The Board of ABE may consist of not less than three nor more than nine Directors. The Board of ABE is divided into three classes, as nearly equal in number as possible, each of which serves for three years, with one class being elected each year. The classification of the Board of ABE helps assure the continuity and stability of the strategies and policies determined by the Board of ABE.

A Director will be elected by the vote of a majority of the votes cast in his or her favor at a meeting for the election of Directors at which a quorum is present. If the number of nominees exceeds the number of Directors to be elected, the Directors will be elected by a plurality of the shares represented at the meeting.

Shareholders may, by the affirmative vote of the holders of at least three-fourths of the votes entitled to be cast, remove a Director with or without cause, at any meeting of shareholders duly called and at which a quorum is present.

Advance Notice of Director Nominations and New Business

Nominations for Directors may be made either by the Board of ABE or by any shareholder who is entitled to vote for the election of such nominee, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of ABE. Such nominations, other than those made by or at the direction of the Board of ABE, must be made pursuant to timely notice delivered to the Secretary of ABE. To be timely, (i) any notice given in connection with an annual meeting must be provided not later than 45 days before the date on which ABE first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made, and (ii) any notice given in connection with a special meeting must be provided not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of such special meeting is given or made, notice by such shareholder must be received not later than the tenth day following the day on which notice of the date of such special meeting was given or such public disclosure was made.

At any annual meeting, only such business may be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must (i) be specified in the notice of meeting given by or at the direction of the Board of ABE, (ii) otherwise be properly brought before the meeting by or at the direction of the Board of ABE, or (iii) otherwise (x) be properly brought before the meeting by a shareholder who is entitled to vote at the meeting, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of ABE, and (y) constitute a proper subject to be brought before the meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof to the Secretary of ABE. To be timely, such notice must be provided not later than 45 days before the date in the current year corresponding to the date on which ABE first mailed its notice and proxy materials for the annual meeting in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made.

Approval of Extraordinary Corporate Actions

Generally, at least 75% of the votes entitled to be cast by shareholders, in addition to the affirmative vote of at least 75% of the Board of ABE, shall be necessary to effect certain transactions, including:

1.  any amendment to the charter to convert ABE from a closed-end fund to an open-end fund;

2.  any shareholder proposal as to specific investment decisions regarding ABE's assets.

3.  any proposal to liquidate or dissolve ABE or any amendment to ABE's charter to terminate ABE, unless the Continuing Directors of ABE, by a vote of at least 75% of such Directors, approve such proposals in which case the affirmative vote of a majority of the votes entitled to be cast by shareholders shall be required to approve the transaction;

4.  any Business Combination, subject to certain exceptions, including where the Business Combination shall have been approved by a vote of at least 75% of the Continuing Directors.

A "Continuing Director" is a Director who is not an Interested Party or an affiliate (as such term is defined in Rule 12b-2 under the 1934 Act) of an Interested Party and has been a member of the Board of ABE for at least 12 months, or is a successor of a Continuing Director and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of ABE. An "Interested Party" means any person, other than an investment company advised by ABE's initial investment manager or any of its affiliates, which enters, or proposes to enter, into a Business Combination with ABE. A "Business Combination" includes, among other things, any merger, consolidation or share exchange of ABE with or into any other person.

Amendment of Charter and Bylaws

The charter of ABE generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast, except that (i) any amendment to certain charter provisions relating to the Board of ABE must be approved by the affirmative vote of 75% of the votes entitled to be cast and the affirmative vote of 75% of the Board of ABE, unless approved by at least 75% of the Continuing Directors, in which case the affirmative vote of a majority of the votes entitled to be cast shall be sufficient to approve the amendment, and (ii) any amendment to charter provisions relating to extraordinary transactions, change of structure and liquidation, and charter amendments must be approved by the affirmative vote of 75% of the votes entitled to be cast and the affirmative vote of 75% of the Board of ABE. The Board of ABE has the exclusive right to make, amend, alter and repeal the Bylaws of ABE.

Indemnification and Liability of Directors and Officers

ABE shall indemnify and advance expenses to its Directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL, the 1933 Act and the 1940 Act. This indemnification shall continue as to a person who has ceased to be a Director or officer. Directors and officers will not be protected against liability to ABE or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

LAQ

Classification of Board; Election and Removal of Directors

The Board of LAQ may consist of not less than three nor more than nine Directors. The Board of LAQ is divided into three classes, as nearly equal in number as possible, each of which serves for three years, with one class being elected each year. The classification of the Board of LAQ helps assure the continuity and stability of the strategies and policies determined by the Board LAQ.

A Director will be elected by the vote of a majority of the votes cast in his or her favor at a meeting for the election of Directors at which a quorum is present. If the number of nominees exceeds the number of Directors to be elected, the Directors will be elected by a plurality of the shares represented at the meeting.

Shareholders may, by the affirmative vote of the holders of at least three-fourths of the votes entitled to be cast, remove a Director with or without cause, at any meeting of shareholders duly called and at which a quorum is present.

Advance Notice of Director Nominations and New Business

Nominations for Directors may be made either by the Board of LAQ or by any shareholder who is entitled to vote for the election of such nominee, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of LAQ. Such nominations, other than those made by or at the direction of the Board of LAQ, must be made pursuant to timely notice delivered to the Secretary of LAQ. To be timely, (i) any notice given in connection with an annual meeting must be provided not later than 45 days before the date on which LAQ first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made, and (ii) any notice given in connection with a special meeting must be provided not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of such special meeting is given or made, notice by such shareholder must be received not later than the tenth day following the day on which notice of the date of such special meeting was given or such public disclosure was made.

At any annual meeting, only such business may be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must (i) be specified in the notice of meeting given by or at the direction of the Board of LAQ, (ii) otherwise be properly brought before the meeting by or at the direction of the Board of LAQ, or (iii) otherwise (x) be properly brought before the meeting by a shareholder who is entitled to vote at the meeting, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of LAQ, and (y) constitute a proper subject to be brought before the meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof to the Secretary of LAQ. To be timely, such notice must be provided not later than 45 days before the date in the current year corresponding to the date on which LAQ first mailed its notice and proxy materials for the annual meeting in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made.

Approval of Extraordinary Corporate Actions

Generally, at least 75% of the votes entitled to be cast by shareholders, in addition to the affirmative vote of at least 75% of the Board of LAQ, shall be necessary to effect certain transactions, including:

1.  any amendment to the charter to convert LAQ from a closed-end fund to an open-end fund, unless the Continuing Directors of LAQ, by a vote of at least 75% of such Directors, approve such amendment, in which case the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote shall be required;

2.  any shareholder proposal as to specific investment decisions regarding LAQ's assets;

3.  any proposal to liquidate or dissolve LAQ or any amendment to LAQ's charter to terminate LAQ, unless the Continuing Directors of LAQ, by a vote of at least 75% of such Directors, approve such proposals in which case the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote shall be required; or

4.  any Business Combination, subject to certain exceptions, including where the Business Combination shall have been approved by a vote of at least 75% of the Continuing Directors, in which case the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote shall be required.

A "Continuing Director" is a Director who is not an Interested Party or an affiliate (as such term is defined in Rule 12b-2 under the 1934 Act) of an Interested Party and has been a member of the Board of LAQ for at least 12 months, or is a successor of a Continuing Director and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of LAQ. An "Interested Party" means any person, other than an investment company advised by LAQ's initial investment manager or any of its affiliates, which enters, or proposes to enter, into a Business Combination with LAQ. A "Business Combination" includes, among other things, any merger, consolidation or share exchange of LAQ with or into any other person.

Amendment of Charter and Bylaws

The charter of LAQ generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast, except that any amendment to charter provisions relating to the Board of LAQ, extraordinary transactions and charter amendments must be approved by the affirmative vote of 75% of the votes entitled to be cast. The Board of LAQ has the exclusive right to make, amend, alter and repeal the Bylaws of LAQ.

Indemnification and Liability of Directors and Officers

LAQ shall indemnify and advance expenses to its Directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL, the 1933 Act and the 1940 Act. This indemnification shall continue as to a person who has ceased to be a Director or officer. Directors and officers will not be protected against liability to LAQ or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ISL

Classification of Board and Election and Removal of Directors

The Board of ISL may consist of not less than three nor more than nine Directors. The Board of ISL is divided into three classes, as nearly equal in number as possible, each of which serves for three years, with one class being elected each year. The classification of the Board of ISL helps assure the continuity and stability of the strategies and policies determined by the Board of ISL.

A Director will be elected by the vote of a majority of the votes cast in his or her favor at a meeting for the election of Directors at which a quorum is present. If the number of nominees exceeds the number of Directors to be elected, the Directors will be elected by a plurality of the shares represented at the meeting.

A Director may be removed for cause only, and not without cause, and only by action of the shareholders taken by at least 75% of the shares of capital stock entitled to vote.

Approval of Extraordinary Corporate Actions

Pursuant to its charter, ISL may not engage in any Business Combination with any Interested Shareholder or any Affiliate of the Interested Shareholder for a period of five years following the most recent date on which the Interested Shareholder became an Interested Shareholder. A Business Combination that is not so prohibited must be recommended by the Board of ISL and approved by the affirmative vote of (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of ISL, and (ii) two-thirds of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who will (or whose Affiliate will) be a party to the Business Combination or by an Affiliate or Associate of the Interested Shareholder.

A "Business Combination" generally includes, among other things, a merger, consolidation or statutory share exchange of ISL with an Interested Shareholder or any other corporation which is, or after the merger, consolidation or share exchange would be, an Affiliate of an Interested Shareholder that was an Interested Shareholder prior to the transaction. An "Interested Shareholder" means any person other than ISL that (i) is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting stock of ISL after the date that ISL had 100 or more beneficial owners of its stock or (ii) is an Affiliate or Associate of ISL and was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of ISL (a) at any time within the two-year period immediately prior to the date in question and (b) after the date on which ISL had 100 or more beneficial owners of its stock. An "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person. An "Associate" means (i) any corporation or organization of which such person is an officer, director, or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a Director or officer of ISL or any of its Affiliates.

Amendment of Charter and Bylaws

The charter of ISL generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast, except that any amendment to charter provisions relating to Board of ISL composition, indemnification of Directors and officers, personal liability of Directors and officers, certain votes of shareholders, private property of shareholders, term, conversion to an open-end company, and charter and bylaw amendments must be approved by the affirmative vote of 75% of the votes entitled to be cast. The Board of ISL has the exclusive right to make, amend, alter and repeal the bylaws of ISL.

Indemnification and Liability of Directors and Officers

ISL shall indemnify and advance expenses to its Directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL. This indemnification shall continue as to a person who has ceased to be a Director or officer. Directors and officers will not be protected against liability to ISL or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. ISL's decision to indemnify a Director or officer must be based on the reasonable determination of independent counsel or non-party independent directors after review of the facts.

IF

Classification of Board; Election and Removal of Directors

The Board of IF may consist of not less than three nor more than nine Directors. The Board of IF is divided into three classes, as nearly equal in number as possible, each of which serves for three years, with one class being elected each year. The classification of the Board of IF helps assure the continuity and stability of the strategies and policies determined by the Board of IF.

A Director will be elected by the vote of a majority of the votes cast in his or her favor at a meeting for the election of Directors at which a quorum is present. If the number of nominees exceeds the number of Directors to be elected, the Directors will be elected by a plurality of the shares represented at the meeting.

Shareholders may, by the affirmative vote of the holders of at least three-fourths of the votes entitled to be cast, remove a Director with or without cause, at any meeting of shareholders duly called and at which a quorum is present.

Advance Notice of Director Nominations and New Business

Nominations for Directors may be made either by the Board of IF or by any shareholder who is entitled to vote for the election of such nominee, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of IF. Such nominations, other than those made by or at the direction of the Board of IF, must be made pursuant to timely notice delivered to the Secretary of IF. To be timely, (i) any notice given in connection with an annual meeting must be provided not later than 45 days before the date on which IF first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made, and (ii) any notice given in connection with a special meeting must be provided not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of such special meeting is given or made, notice by such shareholder must be received not later than the tenth day following the day on which notice of the date of such special meeting was given or such public disclosure was made.

At any annual meeting, only such business may be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must (i) be specified in the notice of meeting given by or at the direction of the Board of IF, (ii) otherwise be properly brought before the meeting by or at the direction of the Board, or (iii) otherwise (x) be properly brought before the meeting by a shareholder who is entitled to vote at the meeting, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of IF, and (y) constitute a proper subject to be brought before the meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof to the Secretary of IF. To be timely, such notice must be provided not later than 45 days before the date in the current year corresponding to the date on which IF first mailed its notice and proxy materials for the annual meeting in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made.

Approval of Extraordinary Corporate Actions

Generally, at least 75% of the votes entitled to be cast by shareholders, in addition to the affirmative vote of at least 75% of the Board of IF, shall be necessary to effect certain transactions, including:

1.  any amendment to the charter to convert IF from a closed-end fund to an open-end fund;

2.  any shareholder proposal as to specific investment decisions regarding IF's assets.

3.  any proposal to liquidate or dissolve IF or any amendment to IF's charter to terminate IF, unless the Continuing Directors of IF, by a vote of at least 75% of such Directors, approve such proposals in which case the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote shall be required;

4.  any Business Combination, subject to certain exceptions, including where the Business Combination shall have been approved by a vote of at least 75% of the Continuing Directors, in which case the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote shall be required.

A "Continuing Director" is a Director who is not an Interested Party or an affiliate (as such term is defined in Rule 12b-2 under the 1934 Act) of an Interested Party and has been a member of the Board of IF for at least 12 months, or is a successor of a Continuing Director and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of IF. An "Interested Party" means any person, other than an investment company advised by IF's initial investment manager or any of its affiliates, which enters, or proposes to enter, into a Business Combination with IF. A "Business Combination" includes, among other things, any merger, consolidation or share exchange of IF with or into any other person.

Amendment of Charter and Bylaws

The charter of IF generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast, except that any amendment to charter provisions relating to the Board of IF, extraordinary transactions, change of structure and liquidation, and charter amendments must be approved by the affirmative vote of 75% of the votes entitled to be cast. The Board of IF has the exclusive right to make, amend, alter and repeal the bylaws of IF.

Indemnification and Liability of Directors and Officers

IF shall indemnify and advance expenses to its Directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL, the 1933 Act and the 1940 Act. This indemnification shall continue as to a person who has ceased to be a Director or officer. Directors and officers will not be protected against liability to IF or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

SGF

Classification of Board; Election and Removal of Directors

The Board of SGF may consist of not less than the minimum number permitted under the MGCL nor more than 14 Directors. The Board of SGF is divided into three classes, as nearly equal in number as possible, each of which serves for three years, with one class being elected each year. The classification of the Board of SGF helps assure the continuity and stability of the strategies and policies determined by the Board of SGF.

A Director will be elected by the vote of a majority of the votes cast in his or her favor at a duly constituted meeting for the election of Directors.

Shareholders may, by the affirmative vote of the holders of at least 75% of the votes entitled to be cast in an election of Directors, remove a Director with or without cause.

Approval of Extraordinary Corporate Actions

At least 75% of the outstanding shares of each class of stock of SGF then entitled to vote shall be necessary to effect the following transactions, unless any of such actions shall have been previously approved, adopted or authorized by 75% of the Directors then in office, in which case the affirmative vote of the holders of 66 2/3% of the outstanding shares of SGF, or such higher percentage as may be specified in the 1940 Act, are required:

1.  a merger or consolidation of SGF with or into another corporation or a share exchange transaction in which SGF is not the successor corporation;

2.  a sale, lease, exchange or other disposition to or with any entity or person of all or any substantial part of the assets of SGF (except assets having an aggregate fair market value of less than $1,000,000 or such sale, lease or exchange in the context of the ordinary course of SGF's investment activities);

3.  issuance or transfer of any securities of SGF to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities in connection with a public offering and securities issued pursuant to a dividend reinvestment plan adopted by SGF or upon the exercise of any stock subscription rights distributed by SGF;

4.  a liquidation or dissolution of SGF; or

5.  the conversion of SGF from closed-end to open-end status of the 1940 Act.

Amendment of Articles of Incorporation and Bylaws

The charter of SGF generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast, except that any amendment to charter provisions relating to the Board of SGF, the election by SGF to have certain provisions of the MGCL apply to any business combinations, approval of extraordinary corporate actions, limitation of liability and indemnification, and charter amendments must be approved by the affirmative vote of 75% of the votes entitled to be cast. The Board of SGF has the exclusive right to make, amend, alter and repeal the bylaws of SGF.

Indemnification and Liability of Directors and Officers

SGF shall indemnify and advance expenses to its Directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL and the 1940 Act. This indemnification shall continue as to a person who has ceased to be a Director or officer. Directors and officers will not be protected against liability to SGF or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

GCH

Classification of Board; Election and Removal of Directors

The Board of GCH may consist of not less than the minimum number permitted under the MGCL nor more than twelve Directors. The Board of GCH is divided into three classes, each of which serves for three years, with one class being elected each year. The classification of the Board of GCH helps assure the continuity and stability of the strategies and policies determined by the Board of GCH.

A Director will be elected by the vote of a majority of the votes cast in his or her favor at a meeting for the election of Directors at which a quorum is present. If the number of nominees exceeds the number of Directors to be elected, the Directors will be elected by a plurality of the shares represented at the meeting.

A Director may be removed for cause only, and then only by vote of the holders of at least 75% of the votes entitled to be cast for the election of Directors.

Advance Notice of Director Nominations and New Business

For nominations for election to the Board of GCH or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice to the Secretary of GCH. To be timely, the notice must be delivered not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor later than 5:00 p.m. EST on the 120th date prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by such shareholder must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. EST on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which notice or public announcement of the date of such meeting is first made.

In the event GCH calls a special meeting for the purpose of electing directors, any shareholder may nominate an individual for election if the shareholder's notice is delivered to the Secretary of GCH not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m. EST on the later of the 120th day prior to such special meeting or the tenth day following the day on which notice or public announcement is first made.

Approval of Extraordinary Corporate Actions

At least 75% of the outstanding common stock shall be necessary to authorize:

1.  the liquidation or dissolution of GCH, unless such liquidation or dissolution has been approved by a majority of the Continuing Directors;

2.  any of the following transactions if a corporation, person or entity that is directly or indirectly through its affiliates or associates the beneficial owner of more than 5% of the outstanding common stock of GCH is a party to the transaction:

a.  merger, consolidation or statutory share exchange of GCH with or into any other corporation;

b.  issuance of any securities of GCH to any person or entity for cash;

c.  sale, lease or exchange of all or any substantial part of the assets of GCH to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

d.  sale, lease or exchange to GCH, in exchange for securities of GCH, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

provided, however, that a 75% vote shall not be required if the transaction has been approved by a majority of the Continuing Directors;

3.  any amendment to the charter to convert GCH from a closed-end fund to an open-end fund, unless such conversion has been approved by a majority of the Continuing Directors.

A "Continuing Director" is a director who was a member of the Board of GCH on the date of the initial public offering of GCH or who subsequently became a director upon the approval of a majority of the Continuing Directors then in office.

Amendment of Articles of Incorporation and Bylaws

The charter of GCH generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast, except that any amendment to, repeal of or adoption of any provision inconsistent with the provisions relating to liquidation or dissolution of GCH, extraordinary corporate actions, conversion of GCH to an open-end investment company under the 1940 Act or charter amendments must be approved by the affirmative vote of 75% of the votes entitled to be cast by vote at a meeting or in writing with or without a meeting. The Board of GCH has the exclusive right to make, amend, alter and repeal the bylaws of GCH.

Indemnification and Liability of Directors and Officers

GCH shall indemnify and advance expenses to its Directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL and the 1933 Act. This indemnification shall continue as to a person who has ceased to be a Director or officer. Directors and officers will not be protected against liability to GCH or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them and pro rata, or proportionate, voting rights for any fractional shares. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund's common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund's common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund's remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Shareholders of each Fund do not have appraisal rights because under Maryland law, shareholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund's financial performance for the periods shown, including LAQ's financial performance since LAQ will be the performance and accounting survivor of the Reorganizations. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended June 30, 2017 (Acquiring Fund, LAQ, ISL, IF and GCH) is unaudited. For GCH, the information for the remaining periods shown has been audited by KPMG, GCH's independent registered public accounting firm. For each of the Acquiring Fund, LAQ, ISL and IF, the information for the remaining periods shown was audited by each such Fund's prior independent public accounting firm. For ABE and SGF, the information for the fiscal year ended October 31, 2017 was audited by KPMG, ABE's and SGF's independent registered public accounting firm; the information for the remaining periods shown was audited by ABE's and SGF's prior independent public accounting firm. Financial statements for the fiscal year ended October 31, 2017 (ABE and SGF) and December 31, 2016 (Acquiring Fund, LAQ, ISL, IF and GCH) and the Report of the Independent Registered Public Accounting Firm thereon appear in each Fund's Annual Report for such fiscal year, which is available upon request.

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
Acquiring Fund:	(unaudited)		2016	2015		2014		2013		2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$7.20		$6.45	$8.25		$10.40		$15.05		$14.49
Net investment income	0.10		0.05	0.06		0.03		0.06		0.13
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.73		1.12	(1.18)		(1.13)		(3.24)		2.02
Total from investment operations applicable to common shareholders	0.83		1.17	(1.12)		(1.10)		(3.18)		2.15
Dividends and distributions to common shareholders from:
Net investment income	—		(0.05)	(0.04)		(0.03)		(0.18)		(0.13)
Net realized gains	—		(0.31)	(0.16)		(0.86)		(1.23)		(1.47)
Tax return of capital	—		(0.06)	(0.48)		(0.16)		(0.06)		—
Total distributions	—		(0.42)	(0.68)		(1.05)		(1.47)		(1.60)
Capital Share Transactions:
Impact of shelf offering	—		—	—		—		—		0.01
Net asset value per common share, end of period	$8.03		$7.20	$6.45		$8.25		$10.40		$15.05
Market value, end of period	$7.08		$5.96	$5.58		$7.44		$10.55		$15.09
Total Investment Return Based on(b):
Market value	18.79%		14.30%	(16.68)%		(21.25)%		(21.99)%		10.74%
Net asset value	11.53%		19.45%	(13.14	)%(c)	(11.42	)%(c)	(22.89	)%(c)	14.64	%(c)
Ratio to Average Net Assets/ Supplementary Data:
Net assets, end of period (000 omitted)	$75,130		$67,385	$60,556		$77,470		$97,629		$141,305
Average net assets (000 omitted)	$73,880		$65,918	$71,342		$89,231		$125,669		$145,864
Total expenses, net of fee waivers(d)	2.21	%(e)	2.40%	2.13%		2.58	%(f)	1.91%		1.75%
Total expenses, excluding fee waivers(d)	2.41	%(e)	2.62%	2.36%		2.78	%(f)	2.09%		1.97%
Total expenses, excluding taxes net of fee waivers	1.73	%(e)	1.88%	1.86%		2.29	%(f)	1.67%		1.50%
Net investment income(d)	2.53	%(e)	0.66%	0.73%		0.31	%(f)	0.43%		0.82%
Portfolio turnover	4.93%		6.67%	1.08%		5.71%		3.79%		7.68%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  (c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

  (d)  Ratios include the effect of Chilean taxes.

  (e)  Annualized.

  (f)  In May 2014, upon the expiration of the 2011 shelf registration, the remaining prepaid offering costs associated with the shelf registration statement were expensed as a one-time expense.

    Amounts listed as "—" are $0 or round to $0.

	For the Fiscal Years Ended October 31,
ABE:	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$14.43	$13.26	$15.69	$22.69	$22.95
Net investment income	0.08	0.14	0.11	0.18	0.23
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.35	1.11	(2.34)	(0.93)	(0.10)
Total from investment operations applicable to common shareholders	1.43	1.25	(2.23)	(0.75)	0.13
Distributions to common shareholders from:
Net investment income	(0.13)	(0.10)	(0.21)	(0.30)	(0.39)
Net realized gains	—	—	—	(5.73)	—
Total distributions	(0.13)	(0.10)	(0.21)	(6.03)	(0.39)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution	—	—	—	(0.22)	—
Impact due to open market repurchase program (Note 7)	0.03	0.02	0.01	—	—
Total capital share transactions	0.03	0.02	0.01	(0.22)	—
Net asset value per common share, end of year	$15.76	$14.43	$13.26	$15.69	$22.69
Market value, end of year	$14.43	$12.33	$11.55	$14.15	$20.47
Total Investment Return Based on(b):
Market value	18.09%	7.60%	(17.08)%	1.00%	1.04%
Net asset value	10.21%	9.69%	(14.15)%	1.03%	0.77%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$149,521	$139,164	$129,101	$153,216	$187,147
Average net assets applicable to common shareholders (000 omitted)	$139,938	$130,330	$140,522	$151,939	$190,084
Net operating expenses, net of fee waivers	1.52%	1.55%	1.52%	1.61%	1.47%
Net operating expenses, excluding fee waivers	1.57%	1.60%	1.57%	1.66%	1.52%
Net investment income	0.56%	1.05%	0.79%	1.12%	0.99%
Portfolio turnover	16.79%	13.89%	9.08%	9.88%	99.18%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

    Amounts listed as "—" are $0 or round to $0.

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
LAQ:	(unaudited)		2016	2015		2014		2013		2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$22.76		$17.26	$25.00		$31.22		$40.22		$33.23
Net investment income	0.25		0.32	0.40		0.55		0.65		0.55
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.16		5.48	(7.83)		(5.45)		(6.28)		8.05
Total from investment operations applicable to common shareholders	3.41		5.80	(7.43)		(4.90)		(5.63)		8.60
Dividends and distributions to common shareholders from:
Net investment income	—		(0.30)	(0.31)		(0.53)		(0.40)		(0.41)
Net realized gains	—		—	—		(0.79)		(2.97)		(1.20)
Total distributions	—		(0.30)	(0.31)		(1.32)		(3.37)		(1.61)
Net asset value per common share, end of period	$26.17		$22.76	$17.26		$25.00		$31.22		$40.22
Market value, end of period	$23.15		$19.79	$15.25		$22.58		$28.05		$36.24
Total Investment Return Based on(b):
Market value	16.98%		31.68%	(30.95)%		(14.78)%		(13.38)%		25.53%
Net asset value	14.98%		33.81%	(29.42	)%(c)	(15.23	)%(c)	(13.13	)%(c)	26.20	%(c)
Ratio to Average Net Assets/ Supplementary Data:
Net assets, end of period (000 omitted)	$194,908		$169,502	$128,544		$186,250		$232,531		$299,575
Average net assets applicable to common shareholders (000 omitted)	$189,815		$161,113	$162,418		$228,971		$278,822		$277,904
Total expenses, net of fee waivers(d)	1.27	%(e)	1.37%	1.39%		1.26%		1.12%		1.16%
Total expenses, excluding fee waivers(d)	1.29	%(e)	1.38%	1.41%		1.28%		1.14%		1.18%
Total expenses, net of waivers and excluding taxes	1.25	%(e)	1.34%	1.39%		1.26%		1.11%		1.14%
Net investment income(d)	1.94	%(e)	1.48%	1.82%		1.80%		1.72%		1.48%
Portfolio turnover	6.64%		10.71%	14.75%		13.58%		14.36%		16.47%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  (c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

  (d)  Ratios include the effect of Chilean taxes.

  (e)  Annualized.

    Amounts listed as "—" are $0 or round to $0.

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
IF:	(unaudited)		2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$7.44		$6.50	$9.30	$9.05	$13.05	$12.88
Net investment income	0.05		0.01	0.02	0.05	0.06	0.14
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.85		0.94	(2.60)	0.75	(2.54)	2.51
Total from investment operations applicable to common shareholders	0.90		0.95	(2.58)	0.80	(2.48)	2.65
Dividends and distributions to common shareholders from:
Net investment income	—		—	—	(0.05)	(0.06)	(0.11)
Net realized gains	—		(0.03)	(0.22)	(0.50)	(1.36)	(2.37)
Total distributions	—		(0.03)	(0.22)	(0.55)	(1.42)	(2.48)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution	—		—	—	—	(0.10)	—
Impact of open market repurchase policy	0.01		0.02	—	—	—	—
Total capital share transactions	0.01		0.02	—	—	(0.10)	—
Net asset value per common share, end of period	$8.35		$7.44	$6.50	$9.30	$9.05	$13.05
Market value, end of period	$7.61		$6.36	$5.52	$8.41	$8.26	$11.67
Total Investment Return Based on(b):
Market value	19.65%		15.74%	(31.64)%	8.63%	(17.42)%	19.00%
Net asset value	12.23%		14.98%	(27.21)%	9.64%	(19.09)%	21.71%
Ratio to Average Net Assets/ Supplementary Data:
Net assets, end of period (000 omitted)	$77,323		$69,218	$61,511	$88,206	$85,859	$107,975
Average net assets (000 omitted)	$73,847		$67,541	$74,377	$98,181	$119,507	$118,819
Total expenses, net of fee waivers	1.57	%(c)	1.64%	1.57%	1.53%	1.43%	1.42%
Total expenses, excluding fee waivers	1.59	%(c)	1.67%	1.60%	1.53%	1.43%	1.42%
Net investment income	1.24	%(c)	0.12%	0.30%	0.46%	0.48%	0.96%
Portfolio turnover	3.94%		23.61%	7.46%	5.00%	11.97%	16.64%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  (c)  Annualized.

    Amounts listed as "—" are $0 or round to $0.

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
ISL:	(unaudited)		2016		2015		2014		2013	2012
PER SHARE OPERATING PERFORMANCE(a)
Net asset value per common share, beginning of period	$19.15		$20.64		$19.32		$19.44		$15.49	$14.60
Net investment income	0.05		—		0.01		0.20		0.24	0.18
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	2.88		(0.70)		1.29		0.22		3.92	1.12
Total from investment operations applicable to common shareholders	2.93		(0.70)		1.30		0.42		4.16	1.30
Dividends and distributions to common shareholders from:
Net investment income	—		(0.01)		—		(0.23)		(0.24)	(0.17)
Net realized gains	—		(0.82)		—		(0.38)		(0.02)	(0.24)
Total distributions	—		(0.83)		—		(0.61)		(0.26)	(0.41)
Capital Share Transactions:
Impact of open market repurchase policy (Note 7)	0.03		0.04		0.02		0.07		0.05	—
Total capital share transactions	0.03		0.04		0.02		0.07		0.05	—
Net asset value per common share, end of period	$22.11		$19.15		$20.64		$19.32		$19.44	$15.49
Market value, end of period	$19.34		$16.07		$17.26		$16.60		$16.86	$13.10
Total Investment Return Based on(b):
Market value	20.35%		(2.18)%		3.98%		2.01%		30.64%	5.82%
Net asset value	15.46	%(c)	(2.53	)%(c)	6.83	%(c)	2.96	%(c)	27.39%	9.28%
Ratio to Average Net Assets/ Supplementary Data
Net assets, end of period (000 omitted)	$87,238		$76,131		$83,251		$78,625		$81,355	$66,085
Average net assets (000 omitted)	$81,409		$79,692		$84,443		$82,185		$73,235	$63,372
Total expenses, net of fee waivers	1.51	%(d)	1.53%		1.55%		1.55%		1.55%	1.62%
Total expenses, excluding fee waivers	1.73	%(d)	1.75%		1.78%		1.76%		1.76%	1.86%
Net investment income/(loss)	0.47	%(d)	(0.02)%		0.06%		1.02%		1.37%	1.18%
Portfolio turnover	5.21%		11.50%		11.14%		16.19%		5.44%	11.44%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  (c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

  (d)  Annualized.

    Amounts listed as "—" are $0 or round to $0.

	For the Fiscal Years Ended October 31,
SGF:	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$10.68	$10.85	$13.90	$14.87	$15.19
Net investment income	0.22	0.25	0.26	0.29	0.39
Net realized and unrealized gains/(losses) on investments and foreign currencies	2.65	(0.21)	(2.28)	(0.37)	0.57
Total from investment operations	2.87	0.04	(2.02)	(0.08)	0.96
Distributions from:
Net investment income	(0.02)	(0.25)	(0.25)	(0.38)	(0.61)
Net realized gains	—	—	(0.23)	(0.51)	(0.65)
Tax return of capital	—	—	(0.57)	—	—
Total distributions	(0.02)	(0.25)	(1.05)	(0.89)	(1.26)
Capital Share Transactions:
Dilutive effect of dividend reinvestment	—	—	—	—	(0.02)
Impact of open-market repurchase policy (Note 7)	0.03	0.04	0.02	—	—
Total capital share transactions	0.03	0.04	0.02	—	(0.02)
Net asset value, end of year	$13.56	$10.68	$10.85	$13.90	$14.87
Market value, end of year	$12.36	$9.09	$9.33	$12.34	$13.43
Total Investment Return Based on(b):
Market value	36.31%	0.47%	(16.50)%	(1.47)%	8.37%
Net asset value	27.28%	1.51%	(13.80)%	0.24%	7.04%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$100.6	$80.7	$83.6	$106.6	$113.6
Average net assets (in millions)	$89.9	$80.0	$97.6	$110.0	$116.4
Net operating expenses, net of fee waivers	1.39%	1.48%	1.47%	1.47%	1.43%
Net operating expenses, excluding fee waivers	1.39%	1.50%	1.48%	1.47%	1.43%
Net investment income	1.81%	2.38%	2.01%	1.99%	2.57%
Portfolio turnover	18%	11%	8%	11%	10%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

    Amounts listed as "—" are $0 or round to $0.

	For the Six-Month Period Ended June 30, 2017(a)		For the Fiscal Years Ended December 31,
GCH:	(unaudited)		2016(a)	2015(a)	2014(a)	2013(a)	2012
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.30		$10.07	$11.27	$11.43	$13.41	$11.28
Net investment income/(loss)	0.12		0.13	0.18	0.08	(0.04)	0.05
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	2.13		0.15	(0.90)	0.11	(0.83)	2.13
Total from investment operations	2.25		0.28	(0.72)	0.19	(0.87)	2.18
Dividends and distributions to shareholders from:
Net investment income	—		(0.05)	(0.18)	(0.07)	—	(0.05)
Net realized gains	—		(0.04)	(0.33)	(0.16)	(1.34)	—
Total dividends and distributions	—		(0.09)	(0.51)	(0.23)	(1.34)	(0.05)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	—		—	—	(0.12)	—	—
Accretion to net asset value, resulting from share repurchases and shares tendered (Note 5)	—		—	—	—	0.23	—
Impact due to open market repurchase policy (Note 6)	0.01		0.04	0.03	—	—	—
Total of capital share transactions	0.01		0.04	0.03	(0.12)	0.23	—
Net asset value, end of period	$12.56		$10.30	$10.07	$11.27	$11.43	$13.41
Market value, end of period	$11.47		$8.69	$8.56	$9.92	$10.16	$12.86
Total Investment Return Based on(b):
Market value	31.99%		2.56%	(8.15)%	(0.17)%	(10.34)%	28.23%
Net asset value	21.94%		3.33%	(4.89)%	0.81%	(3.27)%	19.37%
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$110,744		$91,172	$91,198	$103,665	$94,876	$325,476
Total expenses, net of fee waivers	1.74	%(c)	1.88%	1.81%	1.99%	2.23%	2.07%
Total expenses, excluding fee waivers	1.74	%(c)	1.90%	1.82%	1.99%	2.23%	2.07%
Net investment income/(loss)	2.15	%(c)	1.28%	1.58%	0.66%	(0.32)%	0.39%
Portfolio turnover	6%		15%	14%	11%	54%	88%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, and that dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.

  (c)  Annualized.

    Amounts listed as "—" are $0 or round to $0.

INFORMATION ABOUT THE REORGANIZATIONS

Each Reorganization Agreement (a form of which is attached as Appendix B to this Joint Proxy Statement/Prospectus), provides for the Acquiring Fund's acquisition of substantially all of the assets of the applicable Target Fund and assumption of all stated liabilities of the Target Fund in exchange for newly issued Acquiring Fund Shares, with a par value $0.001 per share. The Acquiring Fund will list the newly issued common shares on the NYSE American. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to Target Fund shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. As soon as practicable after the Closing Date for the Reorganizations, each Target Fund will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective and investment strategies and policies described in this Joint Proxy Statement/Prospectus. Acquiring Fund Shares will be distributed by the applicable Target Fund pro rata to the holders of record of each of the Target Fund's common shares, as applicable. Such distribution of Acquiring Fund Shares to each Target Fund's shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Funds and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares held other than in a dividend reinvestment plan account ("Plan account"), to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund Shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, Computershare will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE or NYSE American, as applicable, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates. See "Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates" for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganizations, each shareholder of a Target Fund will own Acquiring Fund Shares that, except for cash payments received in lieu of fractional common shares, will have an aggregate net asset value (not the market value) immediately after the Closing Date equal to the aggregate net asset value (not the market value) of that shareholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at net asset value in exchange for the common shares of each Target Fund having a value equal to the aggregate net asset value (not the market value) of those Acquiring Fund Shares, the NAV per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the applicable costs of the Reorganizations, which will be reflected in the respective NAVs of the Target Fund and the Acquiring Fund at the time of the exchange. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of the Target Funds or the Acquiring Fund. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreements. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix B to this Joint Proxy Statement/Prospectus.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Time"). The valuation procedures are the same for each Fund: the net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the investment adviser, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the applicable Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreements and approval of the Reorganizations, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the applicable Reorganization Agreements are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreements by the shareholders of the respective Target Funds, approval of certain matters by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of a Fund may cause the relevant Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. After execution, the Reorganization Agreements may be terminated, and the Reorganizations abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund or the receipt of needed approvals by shareholders of the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed: (i) by resolution of either the Board of Directors of the Target Fund or the Board of Directors of the Acquiring Fund based on changed circumstances that result in the Board determining, in its judgment, that the Reorganization is not in the best interests of the shareholders of the Target Fund or the Acquiring Fund, as the case may be; (ii) by mutual consent of the Board of the Acquiring Fund and the Board of the relevant Target Fund and (iii) by the Board of the relevant Target Fund or Acquiring Fund if any condition to that Fund's obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of each Target Fund shareholder on the basis of each holder's proportionate interest in the aggregate net asset value (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.

Upon consummation of the Reorganizations, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares, and if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds' common shares in the Reorganization.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with its respective Reorganization. GCH has a contractual expense limitation agreement in place with AAMAL. To the extent that GCH's expenses exceed its expense limit, AAMAL will bear such expenses, including expenses described below related to each Reorganization. GCH is currently operating below its expense limit and AAMAL will only bear GCH's Reorganization expenses if and to the extent that they exceed the cap.

The expenses incurred in connection with the Reorganizations, include, but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately based on relative net assets. The expenses of the Reorganizations are estimated to be as follows:

Target Fund	Total Reorganization Expenses	Reorganization Expenses per Share
ABE	$340,000	$0.04
IF	$240,000	$0.03
ISL	$260,000	$0.07
LAQ	$415,000	$0.06
SGF	$280,000	$0.04
GCH	$320,000	$0.04	*

  *  Will be borne by AAMAL to the extent such costs exceed such Fund's contractual expense limitation.

In addition, certain Funds will bear portfolio transaction costs associated with selling portfolio securities in advance of the Reorganization in circumstances where local-market restrictions do not permit the in-kind transfer of such securities to the Acquiring Fund, and in some instances, the purchase of new securities that are in line with the Acquiring Fund's investment strategy. These estimated costs are shown in the table below; however, the final amount of such costs will depend on market conditions at the time such sales and purchases are made.

Target Fund	Total Transaction Costs	Costs per share
ABE	$316,000	$0.033
LAQ	$336,800	$0.045
SGF	$1,500	$0.000
GCH	$86,500	$0.010
GRR*	$34,900	$0.010

  *  The proposed reorganization of GRR into the Acquiring Fund is presented to GRR's shareholders in a separate proxy statement/prospectus; however, GRR would be included with the Target Funds as part of the Combined Fund and would therefore share in the total transaction costs post-reorganization.

The Combined Fund will be required to rebalance its portfolio after the Reorganizations are consummated, the portfolio transactions costs of which will be shared by all shareholders of the Combined Fund. Such costs are estimated to be $2,420,000, or $0.02 per share; however, the final amount of such costs will depend on market conditions at the time such sales and purchases are made.

Neither the Funds nor the investment advisers will pay any direct expenses of shareholders arising out of or in connection with each Reorganization (e.g., expenses incurred by a shareholder as a result of attending the shareholder meeting, voting on a Reorganization or other action taken by a shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes

(generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund each receive an opinion from Willkie Farr & Gallagher LLP dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•  No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization, except for any gains or loss that may be required to be recognized by a Target Fund as a result of the close of a Target Fund's taxable year due to the Reorganization.

•  No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•  The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder's Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•  The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization (including the holding period of any fractional Acquiring Fund common share for which cash is received) will include the holding period of the shareholder's Target Fund common shares surrendered in exchange therefor, provided that such Target Fund common shares were held by the shareholder as a capital asset.

•  A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder's tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder's holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•  The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization (increased by the amount of gain or decreased by the amount of loss, if any, recognized by a Target Fund upon transfer), and the Acquiring Fund's holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of a Target Fund's taxable year or on which gain was recognized on the transfer to the Acquiring Fund).

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

Certain of the Funds will be required to sell assets in connection with the Reorganizations because certain securities may not be transferred in-kind to the Acquiring Fund due to restrictions in the local market where such securities are held. Otherwise, the Funds will not sell any assets in connection with the Reorganizations other than in the ordinary course of business. To the extent that assets of a Target Funds are sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund's taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

The estimated percentage of each Target Fund's portfolio to be sold in advance of the Reorganizations and the estimated transaction costs related to such sales are shown in the table below as of September 30, 2017. These estimates are subject to change depending on market circumstances at the time such sales are made. In addition, each Fund's investment adviser and administrator is exploring whether certain of the securities currently expected to be sold in advance of the Reorganizations because they are not transferable can in fact be transferred to the Acquiring Fund. If they can be, then transaction costs incurred by the relevant Target Fund are expected to be less, perhaps materially. LAQ, and to a much lesser extent, ABE would be affected by the outcome of this analysis.

Fund	Estimated Percentage of Portfolio to be Sold in Advance of Reorganization	Estimated Transaction Costs	Estimated Transaction Costs per Share
ABE	47%	$316,000	$0.033
IF	0%	n/a	n/a
ISL	0%	n/a	n/a
LAQ	56%	$336,800	$0.045
SGF	1%	$1,500	$0.000
GCH	24%	$86,500	$0.010

The estimated capital gains distribution resulting from such sales on an aggregate and per share basis are shown in the table below as of September 30, 2017. These estimates are subject to change depending on market circumstances at the time such sales are made. Each of ABE and SGF have capital loss carryforwards that would offset the estimated capital gains generated. In addition, as noted above, if certain of the securities currently expected to be sold in advance of the Reorganizations can be transferred to the Acquiring Fund, then the estimated capital gains distribution of the impacted Fund, particularly LAQ, is expected to be less, perhaps materially and may, in fact, be negligible.

Fund	Estimated Capital Gains Distribution	Estimated Capital Gains Distribution per share
ABE	$0	$0.00
IF	n/a	n/a
ISL	n/a	n/a
LAQ	$15,402,079	$2.07
SGF	$0	$0.00
GCH	$6,319,267	$0.72

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund's investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Although it is expected that the portfolio realignment would occur principally following the Reorganizations, the Acquiring Fund may begin to realign its portfolio after Target

Fund shareholder approval of the Reorganizations but prior to the consolidation in a manner consistent with its current investment objective and strategies. Based on each Fund's holdings as of September 30, 2017, the Combined Fund expects to sell approximately 88% of its portfolio following the closing of the Reorganizations, assuming that all Reorganizations are approved and consummated, which would generate an estimated $2,420,000, or $0.02 per share, in transaction costs if such securities were sold on September 30, 2017. The total estimated capital gains to be realized from the sales of the portfolio securities, if the portfolio restructuring had occurred on September 30, 2017, is $64,490,729 or $1.25 per share; these figures assume a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer and reflect the use of tax equalization accounting treatment for the proposed tender offer, which helps to reduce the impact of any capital gains realized through the sale of portfolio securities. The distribution amount noted in the preceding sentence is an estimate based on market conditions as of September 30, 2017 and there can be no guarantee that the distributions actually paid will not be materially higher or lower than the estimate. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. In addition, as noted above, each Fund's investment adviser and administrator is exploring whether certain of the securities currently expected to be sold by each Target Fund in advance of the Reorganizations can be transferred to the Acquiring Fund. If they can be, then the estimated transaction costs incurred by the Combined Fund and the Combined Fund's capital gains distribution following the Reorganizations are expected to be higher, perhaps materially. The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and the Combined Fund's basis in such securities, offset by capital loss carry forwards, if any. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

In addition, cash would be raised in connection with the proposed tender offer, which may also generate transaction costs and capital gains. The total anticipated portfolio transaction costs of sales of portfolio securities to effect a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer, if the tender had occurred on September 30, 2017, is estimated to be $972,650 or $0.01 per share. The tax impact of the tender offer will depend on the difference between the price at which the portfolio securities are sold and the Combined Fund's basis in such securities, offset by capital loss carry forwards, if any. As noted in the preceding paragraph, the Combined Fund anticipates selling a significant portion of its portfolio in advance of the tender offer and purchasing securities in line with its new investment strategy. The price at which portfolio securities are bought by the Combined Fund in line with its new investment strategy, and the price at which they would be sold in advance of the tender offer, cannot be predicted; as a result, the amount of capital gains (or losses) to be realized from the sale of such securities to raise cash for the tender offer cannot be estimated. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the purchases and sales. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

The gains from the portfolio realignment post-Reorganizations and those related to the sale of portfolio securities to fund the tender offer would be in addition to any gains generated by the Acquiring Fund in the ordinary course of business prior to the Reorganizations. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders. Currently, the Combined Fund anticipates making a special capital gains distribution following the consolidation. Barring exceptional or unforeseen circumstances, the Combined Fund anticipates announcing the amount of the tender offer and an estimate of the special capital gains distribution within 10 business days after the closing of the consolidation, both of which are expected to be completed and paid within approximately 60 days following the consolidation. These gains may still be offset by any capital losses realized during the Combined Fund's fiscal year ending December 31, 2018. Any net capital gains realized from the portfolio realignment, the sale of portfolio securities to fund the tender offer and routine trading that have not previously been distributed would be distributed to shareholders at year end.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an "ownership change" for U.S. federal income tax purposes, and such limitations might be significant. Depending on which of the Reorganizations are consummated, the Acquiring Fund's own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an "ownership change" for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an "ownership change," the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, if it undergoes an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund's utilization of each such Fund's capital loss carryforward as compared with what each such Fund's utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Information with respect to the Funds' capital loss carryforwards as of June 30, 2017 is set forth below:

Fund	Capital Loss Amount* ($)
ABE	13,155,022
IF	436,988
ISL	—
LAQ	22,930,401
SGF	1,383,537
GCH	2,042,489

  *  No expiration date.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and shareholders of the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed "qualified dividend income") if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund's expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the "annual loss limitation amount" had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder's disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of such Fund's capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

General

A list of each Target Fund's shareholders of record as of the Record Date will be available at the shareholder meeting for that Target Fund.

Record Date

The Target Funds have fixed the close of business on December 18, 2017 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

As of the Record Date, the Target Funds had the following number of common shares outstanding:

Title of Class	ABE	LAQ	ISL	IF	SGF	GCH
Common Shares	9,484,813	7,448,517	3,945,468	9,257,305	7,418,948	8,816,793

Proxies

Shareholders of a Fund may vote by appearing in person at the Fund's Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by "touch-tone" telephone voting. The giving of such a proxy will not affect a shareholder's right to vote in person should such shareholder decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record voting instructions by automated telephone, shareholders should call the toll-free number listed on their proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For all Funds, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of Aberdeen, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund's shares are listed.

If a shareholder of a Target Fund holds shares directly (not through a broker-dealer, bank or other financial institution) and if a shareholder returns a properly executed proxy card that does not specify how the shareholder wishes to vote on a proposal, such shareholder's shares will be voted "FOR" the Reorganization of that Fund.

Broker-dealer firms holding shares of a Target Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization proposal at the Special Meeting. The Reorganization of each Target Fund is not a "routine" matter and shareholder instructions are required for broker-dealers to vote a beneficial owner's shares.

If a shareholder holds shares of a Target Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of such shareholder's shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

All properly executed proxies received prior to a Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal.

With respect to each proposal, abstentions and broker non-votes will have the same effect as votes "AGAINST" such proposal.

Voting Requirement for the Proposal: The Reorganizations of the Target Funds

The required vote for the approval of the proposal with respect to each Target Fund is set out in the table below.

Target Fund	Required Vote of Target Fund Shareholders
ABE	A majority of the outstanding shares entitled to vote.
LAQ	A majority of the outstanding shares entitled to vote.
ISL	A majority of the outstanding shares entitled to vote.
IF	66 2/3% of outstanding shares entitled to vote.
SGF	66 2/3% of outstanding shares entitled to vote.
GCH	A majority of the outstanding shares entitled to vote.

SHAREHOLDER INFORMATION

Control Persons

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to "control" the Fund within the meaning of the 1940 Act. As of December 29, 2017, each Fund is aware that the following shareholders own more than 25% of a Fund's shares. Each Fund does not know of any other person who owns beneficially more than 25% of any Fund's shares except as set forth below; however, there may be a lag between the time such person acquired 25% of more of the Fund's shares and the date on which such person is required to make a filing notifying the Fund and the public of such ownership. As of December 29, 2017, no shareholder owned more than 25% of the Acquiring Fund's shares.

Fund	Name	Address	State in Which Entity is Organized	Parent(s) of Control Person	% Ownership
ABE	City of London Investment Management Co. Ltd.	77 Gracechurch Street, London, EC3V OAS, United Kingdom	N/A	City of London Investment Group PLC	42.0%
IF	City of London Investment Management Co. Ltd.	77 Gracechurch Street, London, EC3V OAS, United Kingdom	N/A	City of London Investment Group PLC	38.0%
LAQ	City of London Investment Management Co. Ltd.	77 Gracechurch Street, London, EC3V OAS, United Kingdom	N/A	City of London Investment Group PLC	41.7%
GCH	City of London Investment Management Co. Ltd.	77 Gracechurch Street, London, EC3V OAS, United Kingdom	N/A	City of London Investment Group PLC	38.0%

A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund's outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

5% Shareholders

As of December 29, 2017, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of such Fund. Unless otherwise indicated, the information set forth below is as of December 29, 2017. To each Fund's knowledge, no person beneficially owned more than 5% of the Fund's respective outstanding common shares, except as set forth below.

Name	Address	Record or Beneficial Owner	% Ownership	Total Estimated % Ownership of Combined Fund*

CH

Bulldog Investors, LLC	Park 80 West Saddle Brook, NJ 07663	Bulldog Investors LLC	13.2%	1.4%

ABE

City of London Investment Management Co. Ltd.	77 Gracechurch Street, London, EC3V 0AS, United Kingdom	City of London Investment Management Co. Ltd.	42.0%	7.1%
Lazard Asset Management LLC	30 Rockefeller Plaza New York, NY 10112	Lazard Asset Management LLC	14.4%	2.5%
Wells Capital Management Inc.	525 Market Street, 10th Floor San Francisco, CA 94105	Wells Capital Management, Inc.	6.5%	1.1%
Bill & Melinda Gates Foundation	440 5th Avenue North Seattle, WA 98109	Bill & Melinda Gates Foundation	5.0%	0.7%

ISL

Wells Capital Management, Inc.	525 Market Street, 10th Floor San Francisco, CA 94105	Wells Capital Management, Inc.	11.2%	1.1%
1607 Capital Partners LLC	4991 Lake Brook Drive, Suite 125 Richmond, VA 23219	1607 Capital Partners LLC	10.9%	1.1%
Bulldog Investors, LLC	Park 80 West Saddle Brook, NJ 07663	Bulldog Investors, LLC	7.1%	0.7%

IF

City of London Investment Management Co. Ltd.	77 Gracechurch Street, London, EC3V 0AS, United Kingdom	City of London Investment Management Co. Ltd.	38.0%	3.3%
Karpus Management, Inc.	183 Sully's Trail Pittsford, NY 14534	Karpus Management, Inc.	5.2%	0.5%

LAQ

City of London Investment Management Co. Ltd.	77 Gracechurch Street, London, EC3V 0AS, United Kingdom	City of London Investment Management Co. Ltd.	41.7%	10.1%
Lazard Asset Management LLC	30 Rockefeller Plaza New York, NY 10112	Lazard Asset Management LLC	11.6%	2.8%
1607 Capital Partners LLC	4991 Lake Brook Drive, Suite 125 Richmond, VA 23219	1607 Capital Partners	5.4%	1.3%

SGF

1607 Capital Partners LLC	4991 Lake Brook Drive, Suite 125 Richmond, VA 23219	1607 Capital Partners LLC	19.0%	2.1%
Bulldog Investors, LLC	Park 80 West Saddle Brook, NJ 07663	Bulldog Investors, LLC	5.2%	0.6%

Name	Address	Record or Beneficial Owner	% Ownership	Total Estimated % Ownership of Combined Fund*

GCH

City of London Investment Management Co. Ltd.	77 Gracechurch Street, London, EC3V 0AS, United Kingdom	City of London Investment Management Co. Ltd.	38.0%	5.1%

  *  Assumes all Reorganizations are consummated and prior to any proposed tender offer.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund's bylaws provide for advance notice provisions related to submitting proposals for consideration at an annual meeting of shareholders, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. The advance notice requirements for annual meetings are described below.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 to the attention of the Secretary.

Acquiring Fund, ABE, LAQ, ISL, IF: Notice is hereby given that for a shareholder proposal to be considered for inclusion in any proxy material relating to the 2018 annual meeting of shareholders of each of ABE, LAQ, ISL or IF, the shareholder proposal must have been received by that Fund no earlier than September 15, 2017 and no later than October 15, 2017. The Acquiring Fund held its 2018 annual meeting of shareholders on January 26, 2018. For a shareholder proposal to be considered for inclusion in any proxy material relating to the 2019 annual meeting of shareholders of the Acquiring Fund, the shareholder proposal must be received by the Acquiring Fund no earlier than July 30, 2018 and no later than August 29, 2018.

For each of the Acquiring Fund, ABE, LAQ, ISL and IF, the shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

Pursuant to the Bylaws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to each Fund's Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund's notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the relevant Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 not later than 45 days prior to the first anniversary of the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received no later than the close of business on the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2017 Annual Meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SGF: Any proposal by a shareholder of the Fund intended to be included in the proxy materials for the year 2018 annual meeting of shareholders of the Fund must have been received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not later than January 8, 2018.

The Fund's By-laws require that any proposal by a shareholder of the Fund intended to be presented at the 2018 annual meeting of shareholders but not intended to be included in the proxy materials for that meeting must be received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to June 21, 2018.

GCH: Shareholder proposals intended to be presented at the Fund's 2018 annual meeting of shareholders of the Fund must have been received by the Fund on or before January 9, 2018 in order to be considered for inclusion in the Fund's Proxy Statement and form of proxy relating to that meeting.

In addition, the Fund's By-Laws provide that if a shareholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2018 annual meeting of shareholders, other than proposals that will be included in the Fund's proxy materials, written notice of such proposals as prescribed in the By-Laws must have been received by the Fund's Secretary, Megan Kennedy, Secretary of the Fund, c/o Aberdeen Asset Management, Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103, not later than January 9, 2018 nor earlier than December 10, 2017. Written notice must include a brief description of the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, the number of shares of common stock beneficially owned by the proposing shareholder and any material interest of the proposing shareholder in the proposed business and must otherwise comply with the requirements of the Fund's By-Laws. However, in the event that the date of the 2018 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2017 annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2018 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement (as defined in the Fund's By-Laws) of the date of such meeting is first made by the Fund.

Shareholders are advised to refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary.

The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the Fund's proxy statement or otherwise considered at such annual meeting because certain federal rules of the SEC and the Fund's By-Laws, respectively, must be complied with before consideration of the proposal is required.

Any shareholder proposal intended to be included in the Fund's proxy statement, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the 2018 Annual Meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a Shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act and Section 4(b) of the by-laws of the Fund. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about [February 9], 2018. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the investment advisers and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the investment advisers have retained AST Fund Solutions LLC ("AST"), 48 Wall Street, 22nd Floor, New York, NY 10005, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of AST's services, including solicitation and mailing costs, in connection with the proxy is anticipated to be approximately $43,000, $40,000, $48,500, $42,500, $46,500 and $40,000 for ABE, LAQ, ISL, IF, SGF and GCH, respectively. AAMAL will bear the solicitation costs of GCH to the extent that such Fund's expenses exceed its expense limitation.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP. Certain legal matters concerning the issuance of Acquiring Fund Shares will be passed upon by Morrison & Foerster, as special Maryland counsel to the Acquiring Fund.

OTHER MATTERS WITH RESPECT TO THE SPECIAL MEETINGS

A representative of each Fund's Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Shareholders of a Target Fund who want to communicate with the Fund's Board or any individual director should write the Fund to the attention of the Secretary, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Board and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters relating to ABE, ISL, IF or LAQ may address letters to such Target Fund's Audit and Valuation Committee Chairman at c/o Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Sts., Ste. 2000, Philadelphia, PA, 19103, Attn: Michael Malloy. A shareholder who does not want to be identified with the submission should mail his or her communications to the Chairman, without including his or her name in the correspondence but, instead, prominently indicating on the submission that it is a "Confidential, Anonymous Submission." For SGF and GCH, complaints may be addressed to such Target Fund's Chief Compliance Officer at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Fund's Chief Compliance Officer.

Shareholders of a Fund who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Fund's Board. Such letters may be submitted on an anonymous basis.

OTHER INFORMATION

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

Appendix A

Investment Restrictions

The Funds have similar (but not identical) fundamental investment restrictions. A comparison of the Funds' fundamental investment restrictions is set forth in the table below. The investment restrictions of the Combined Fund will be those of the Acquiring Fund.

	Acquiring Fund Fundamental Restrictions	ABE Fundamental Restrictions	ABE Material Differences	GCH Fundamental Restrictions	GCH Material Differences
Concentration Policy	The Fund may not invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.

The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

			N/A	The Fund may not invest 25% or more of the total value of its assets in securities of issuers in any one industry.	N/A
Senior Securities

The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender for the reasons specified under "—Borrowing."
BORROWING:...the Fund is authorized to borrow money from banks for the following reasons:
— for temporary or emergency purposes,
— for such short-term credits as may be necessary for the clearance or settlement of transactions,
— to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed),

Both Funds are permitted to borrow for temporary or emergency purposes. ABE may borrow for such short-term credits as may be necessary for the clearance or settlement of transactions or to finance repurchases of its shares in amounts not exceeding 10% of its total assets, which are not specifically permitted under AEF's policy. However, AEF's ability to borrow to the extent permitted by the 1940 Act may permit it to borrow for such purposes.

The Fund may not issue senior securities or borrow money, except that the Fund may borrow (i) to finance repurchases of and/or tenders for its shares or for the clearance or settlement of transactions, (ii) for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed), or (iii) for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Code. The Fund's borrowings under clauses (i) and (iii) may not in the aggregate result in there being asset coverage of less than 300% as defined in the 1940 Act, and the Fund will not make investments while any such borrowings in excess of 5% of its total assets are outstanding.

GCH may borrow to finance repurchases of and/or tenders for its shares or for the clearance or settlement of transactions, which is not specifically permitted under AEF's policy. However, AEF's ability to borrow to the extent permitted by the 1940 Act may permit it to borrow for such purposes.

A-1

	Acquiring Fund Fundamental Restrictions	ABE Fundamental Restrictions	ABE Material Differences	GCH Fundamental Restrictions	GCH Material Differences
— to pay any dividends required to be distributed to maintain the Fund's qualification as a regulated investment company under the Code or otherwise avoid taxation under the Code, or
— to pay Fund expenses outside of the emerging countries, and not for the purpose of leveraging.
Additional investments will not be made when borrowings exceed 5% of the Fund's total assets. The Fund may pledge its assets to secure such borrowings. For the purpose of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security.
Loans

The Fund may not lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States and Chile consistent with the Fund's investment policies.

The Fund may not lend money to other persons except through the purchase of debt obligations, loans or participation interests in loans, and the entering into of repurchase agreements or reverse repurchase agreements consistent with applicable regulatory requirements, in each case consistent with the Fund's investment objective and policies.

			N/A	The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) purchase portfolio securities and (iii) acquire securities subject to repurchase agreements.	N/A

A-2

	Acquiring Fund Fundamental Restrictions	ABE Fundamental Restrictions	ABE Material Differences	GCH Fundamental Restrictions	GCH Material Differences
Short Sales	The Fund may not make short sales of securities or maintain a short position in any security.	The Fund may not make short sales of securities or maintain a short position in any security.	N/A	The Fund may not make short sales of securities or maintain a short position in any security.	N/A
Purchasing Securities on Margin

The Fund may not purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

The Fund may not purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

N/A

The Fund may not purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

N/A
Underwriting	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.	N/A	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities.	N/A

A-3

	Acquiring Fund Fundamental Restrictions	ABE Fundamental Restrictions	ABE Material Differences	GCH Fundamental Restrictions	GCH Material Differences
Commodities and Real Estate

The Fund may not purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

The Fund may not purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

N/A

The Fund may not purchase or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may invest in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

N/A
Control/ Management	None	The Fund may not make investments for the purpose of exercising control over, or management of, the issuers of any securities.	AEF does not have a comparable fundamental restriction.	The Fund may not make investments for the purpose of exercising control over, or management of, the issuers of any securities.	AEF does not have a comparable fundamental restriction.
	Acquiring Fund Fundamental Restrictions	IF Fundamental Restrictions	IF Material Differences	LAQ Fundamental Restrictions	LAQ Material Differences
Concentration Policy	The Fund may not invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.	The Fund may not invest more than 25% of the total value of its assets in a particular industry. This restriction does not apply to investments in U.S. Government securities.	N/A	The Fund may not invest more than 25% of the total value of its assets in a particular industry. This restriction does not apply to investments in U.S. Government securities.	N/A

A-4

	Acquiring Fund Fundamental Restrictions	IF Fundamental Restrictions	IF Material Differences	LAQ Fundamental Restrictions	LAQ Material Differences
Senior Securities

The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank to make distributions required for the Fund to maintain its qualification as a regulated investment company under U.S. tax law, for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings. Additional investments will not be made when borrowings exceed 5% of the Fund's assets. Subscription and collateral arrangements in connection with the purchase of Indonesian securities in public offerings will not be limited by this restriction.

Unlike AEF which may borrow to the extent permitted by the 1940 Act, IF may only borrow up to 10% of its total assets for certain purposes, including temporary or emergency purposes, and not make additional investments when borrowings exceed 5% of IF's net assets.

The Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender for the reasons specified above under "—Borrowing."
BORROWING... The Fund is authorized to borrow money from banks for the following reasons:
— for temporary or emergency purposes,
— for such short-term credits as may be necessary for the clearance or settlement of transactions,
— to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed),
— to pay any dividends required to be distributed to maintain the Fund's qualification as a regulated investment company under the Code, or
— to pay Fund expenses outside of Latin America, and not for the purpose of leveraging.

Both Funds are permitted to borrow for temporary or emergency purposes. LAQ may borrow for such short-term credits as may be necessary for the clearance or settlement of transactions or to finance repurchases of its shares in amounts not exceeding 10% of its total assets, which are not specifically permitted under AEF's policy. However, AEF's ability to borrow to the extent permitted by the 1940 Act may permit it to borrow for such purposes.

A-5

	Acquiring Fund Fundamental Restrictions	IF Fundamental Restrictions	IF Material Differences	LAQ Fundamental Restrictions	LAQ Material Differences

In no event shall borrowings by the Fund exceed 33 1/3% of the Fund's total assets (not including the amount borrowed). The Fund will not make additional investments when borrowings exceed 5% of the Fund's total assets. The Fund may pledge its assets to secure such borrowings. Collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security.

Loans

The Fund may not lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States and Chile consistent with the Fund's investment policies.

The Fund may not lend money to other persons except through the purchase of debt obligations, loans or participation interests in loans , and the entering into of repurchase agreements or reverse repurchase agreements consistent with applicable regulatory requirements, in each case consistent with the Fund's investment objective and policies.

N/A

The Fund may not lend money to other persons except through the purchase of debt obligations, loans or participation interests in loans, and the entering into of repurchase agreements or reverse repurchase agreements consistent with applicable regulatory requirements, in each case consistent with the Fund's investment objective and policies.

N/A
Short Sales	The Fund may not make short sales of securities or maintain a short position in any security.	The Fund may not make short sales of securities or maintain a short position in any security.	N/A	The Fund may not make short sales of securities or maintain a short position in any security.	N/A

A-6

	Acquiring Fund Fundamental Restrictions	IF Fundamental Restrictions	IF Material Differences	LAQ Fundamental Restrictions	LAQ Material Differences
Purchasing Securities on Margin

The Fund may not purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

The Fund may not purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

N/A

The Fund may not purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

N/A
Underwriting	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.	N/A	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.	N/A
Commodities and Real Estate

The Fund may not purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

The Fund may not purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

N/A

The Fund may not purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

N/A

A-7

	Acquiring Fund Fundamental Restrictions	IF Fundamental Restrictions	IF Material Differences	LAQ Fundamental Restrictions	LAQ Material Differences
Control/ Management	None	The Fund may not make investments for the purpose of exercising control over, or management of, the issuers of any securities.	AEF does not have a comparable fundamental restriction.	The Fund may not make investments for the purpose of exercising control over, or management of, the issuers of any securities.	AEF does not have a comparable fundamental restriction.
	Acquiring Fund Fundamental Restrictions	ISL Fundamental Restrictions	ISL Material Differences	SGF Fundamental Restrictions	SGF Material Differences
Concentration Policy	The Fund may not invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.	The Fund may not invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.	N/A

The Fund may not invest more than 25% of its total assets in any one industry, except that this restriction does not apply to investments in securities issued by the United States government. For purposes of this investment restriction, foreign governments and their agencies and instrumentalities will be considered an industry.

N/A

A-8

	Acquiring Fund Fundamental Restrictions	ISL Fundamental Restrictions	ISL Material Differences	SGF Fundamental Restrictions	SGF Material Differences
Senior Securities

The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not issue senior securities, borrow or pledge its assets including entering into reverse repurchase agreements, except that the Fund may borrow to make distributions required for the Fund to maintain its qualification as a regulated investment company under the Code for U.S. tax purposes, for temporary or emergency purposes, for the clearance of transactions in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) or to pay certain excise taxes. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) to finance the repurchase and/or tender for its shares if, after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, for temporary purposes in an additional amount not exceeding 5% of the value of the total assets of the Fund (for the purposes of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and reverse repurchase agreements and collateral arrangements meeting applicable Securities and Exchange Commission requirements with respect to initial and variation margin are not deemed to be the issuance of a senior security) and may also pledge its assets to secure such borrowing.

ISL is permitted to borrow for a number of purposes, but not for leverage.

The Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code, (ii) from a bank for temporary or emergency purposes, (iii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iv) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.

Unlike AEF which may borrow to the extent permitted by the 1940 Act, SGF may only borrow up to 10% of its total assets for certain purposes, including temporary or emergency purposes.

A-9

	Acquiring Fund Fundamental Restrictions	ISL Fundamental Restrictions	ISL Material Differences	SGF Fundamental Restrictions	SGF Material Differences
Loans

The Fund may not lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States and Chile consistent with the Fund's investment policies.

The Fund may not lend money to other persons except through the purchase of debt obligations, loans or participation interests in loans and the entering into of repurchase agreements in the United States or Israel consistent with the Fund's investment objective and policies.

			N/A	The Fund may not make loans, except through repurchase agreements and the purchasing of debt securities.	N/A
Short Sales	The Fund may not make short sales of securities or maintain a short position in any security.	The Fund may not make short sales of securities or maintain a short position in any security.	N/A

The Fund may not make short sales of securities or maintain a short position in any security (except that the Fund may maintain short positions in forward currency contracts, options and futures contracts).

SGF may maintain short positions in forward currency contracts, options and futures contracts.
Purchasing Securities on Margin

The Fund may not purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

The Fund may not purchase securities on margin, except such short term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

			N/A	The Fund may not purchase securities on margin, except as set forth in [the borrowing restriction] below.	N/A

A-10

	Acquiring Fund Fundamental Restrictions	ISL Fundamental Restrictions	ISL Material Differences	SGF Fundamental Restrictions	SGF Material Differences
Underwriting	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.	N/A

The Fund may not act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio, or the disposition of portfolio securities or of subscription rights thereto to the extent that it may be deemed to be an underwriter under applicable securities laws.

N/A
Commodities and Real Estate

The Fund may not purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

The Fund may not purchase or sell commodities or commodity contracts, except for bona fide hedging purposes, or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.

ISL may not purchase or sell commodity contracts, except for bona fide hedging purposes.

The Fund may not buy or sell any commodities or futures or options thereon, or real estate or interests in real estate or real estate mortgages, except that the Fund may buy or sell securities of companies which invest or deal in commodities or real estate and may engage in transactions in financial futures and options thereon.

SGF may not purchase or sell futures or options on commodities.
Control/ Management	None	The Fund may not make investments for the purpose of exercising control over, or management of, the issuers of any securities.	AEF does not have a comparable fundamental restriction.	The Fund may not make any investment for the purpose of exercising control or management	AEF does not have a comparable fundamental restriction.

A-11

Appendix B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION2

[DATE]

In order to consummate the reorganization contemplated herein (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [TARGET FUND NAME], a registered [non-]diversified closed-end investment company, File No. 811-[•], (the "Target Fund"), and Aberdeen Chile Fund, Inc., a registered non-diversified closed-end investment company, File No. 811-05770 (the "Acquiring Fund," and together with the Target Fund, the "Funds"), hereby agree as follows:

1.  REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a)  The Acquiring Fund is a corporation, duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval of changes to the Acquiring Fund's investment policies necessary to restructure the Acquiring Fund into one with an emerging markets equity strategy that may employ leverage, the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(m) herein) in connection with the Reorganization, and an amendment to the Acquiring Fund's Articles of Incorporation to increase the number of authorized shares by the shareholders of the Acquiring Fund (the "Acquiring Fund Shareholders"). The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund's Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)  The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") consistently applied and have been audited by [   ], the Acquiring Fund's independent registered public accounting firm, and the unaudited financial statements of the Acquiring Fund for the six months ended June 30, 2017, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)  An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the "Acquiring Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(m) herein) to be issued to the Target Fund shareholders (the "Target Fund Shareholders") pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with

2  This Form of Agreement and Plan of Reorganization includes provisions for use in connection with the reorganizations of each of ABE, IF, ISL, LAQ, SGF, GCH and GRR into CH.

or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)  There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h)  The Acquiring Fund is not obligated under any provision of its charter or bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)  The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund's Annual Report for the year ended December 31, 2016, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j)  No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k)  The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund or the investment adviser(s) to the Acquiring Fund and/or the Target Fund for use in the N-14 Registration Statement.

(l)  The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state, local and foreign tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, local and foreign taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state, local or foreign tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)  The Acquiring Fund is authorized to issue [1,000,000,000] shares of common stock, par value $0.001 per share (the "Acquiring Fund Common Shares"). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by the Acquiring Fund's charter or applicable law).

(n)  The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)  The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(p)  At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of common shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q)  At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, Board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.

(r)  The Acquiring Fund has elected to qualify and has qualified as a regulated investment company ("RIC") within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2.  REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)  The Target Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund's Board of Directors and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)  The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by [ ], and the unaudited financial statements of the Target Fund for the six months ended [PERIOD END DATE], and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)  An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the "Target Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)  There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)  The Target Fund is not obligated under any provision of its charter or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)  The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund's Annual Report for the year ended [FISCAL YEAR END DATE], those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j)  At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)  The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m)  The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state, local and foreign tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, local and foreign taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state, local or foreign tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)  The Target Fund is authorized to issue [•] shares of common stock, par value $[•] per share (the "Target Fund Common Shares"). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights.

(o)  All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to Target Fund Shareholders as provided in Section 3 of this Agreement.

(q)  The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(r)  The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3.  THE REORGANIZATION.

(a)  Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume all stated liabilities of the Target Fund, in exchange for that number of Acquiring Fund Common Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall continue to be subject to the Maryland General Corporation Law.

(b)  If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if reasonably requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund's Board of Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code, would violate the Target Fund's investment policies or restrictions or would otherwise not be in the best interests of the Target Fund.

(c)  Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

(d)  Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares received by it to the Target Fund Shareholders in exchange for their Target Fund Common Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e)  The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the "Valuation Time").

(f)  The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g)  Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h)  The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under the Maryland General Corporation Law and will withdraw its authority to do business in any state where it is registered.

(i)  For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.  ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

(a)  A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below.

(b)  The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund, and no formula will be used to adjust the net asset value so determined of either Fund to take into account differences in realized and unrealized gains and losses.

(c)  Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest or dividends accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

The Acquiring Fund shall issue to the Target Fund book entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the Target Fund Shareholders on the basis of each shareholder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until such Target Fund Shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(d)  No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.  PAYMENT OF EXPENSES.

(a)  Subject to any applicable contractual expense limitation arrangements with such Fund, the Target Fund and the Acquiring Fund and any other closed-end investment company that merges with and into the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a "Fund") will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of Directors (the "Board"), expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, the preparation and filing of any documents required by such Fund's state of organization, the preparation and filing of the N-14 Registration Statement, and in the case of the Acquiring Fund, a proxy statement, with the U.S. Securities and Exchange Commission ("SEC"), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, audit fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds. Neither the Funds nor the investment adviser of any Fund will pay any expenses of shareholders, and the investment advisers shall not be responsible for any expenses, arising out of or in connection with the Reorganization, except to the extent that a Fund's reorganization expenses exceed the applicable contractual expense limitation arrangement with such Fund.

(b)  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on the same basis as provided in the preceding subsection (a), for all expenses incurred in connection with the Reorganization.

6.  COVENANTS OF THE FUNDS.

(a)  COVENANTS OF EACH FUND.

(i)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii)  Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP ("Willkie"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Willkie).

In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable periods ending on or before the Closing Date.

(b)  COVENANTS OF THE ACQUIRING FUND.

(i)  The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to cause the N-14 Registration Statement to become effective as promptly as practicable.

Each Fund agrees to cooperate fully with the other, and the Target Fund will furnish to the Acquiring Fund the information relating to the Target Fund to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii)  The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund's portfolio investments, except for dispositions made in the ordinary course of business.

(iii)  Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv)  The Acquiring Fund shall use its reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the NYSE American prior to the Closing Date.

(v)  The Acquiring Fund agrees to prepare and file with the SEC and, in sufficient time to comply with requirements as to notice, to mail to the Acquiring Fund Shareholders of record entitled to vote at the special meeting of the Acquiring Fund Shareholders at which action is to be considered regarding the issuance of additional Acquiring Fund Common Shares, a proxy statement which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi)  The Acquiring Fund intends to continue to qualify as a RIC within the meaning of Section 851 of the Code for each subsequent taxable year, and to satisfy the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each subsequent taxable year.

(c)  COVENANTS OF THE TARGET FUND.

(i)  The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the Maryland General Corporation Law and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii)  The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii)  The Target Fund agrees to mail to the Target Fund Shareholders of record entitled to vote at the special meeting of the Target Fund Shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus included in the N-14 Registration Statement which, insofar as it constitutes a proxy statement, complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv)  After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state, local or foreign tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

7.  CLOSING DATE.

(a)  The closing of the Reorganization (the "Closing") shall occur at [TIME] at the offices of [•], or at such other time or location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the

Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the "Closing Date").

(b)  On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Common Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

(c)  The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d)  As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by the Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.  CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been approved by the affirmative vote of [seventy five percent (75%)]/[a majority] of the non-interested members of the Board of the Target Fund, [seventy five percent (75%)]/[a majority] of the entire Board of the Target Fund and by an affirmative vote of the Target Fund Shareholders representing [a majority]/[sixty six and two-thirds percent (66 2/3%)]/[two-thirds] of the outstanding shares entitled to vote on the Reorganization; and that the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, and a certificate setting forth the vote of the Acquiring Fund Shareholders approving a charter amendment increasing the authorized capital of the Acquiring Fund, permitting the issuance of additional Acquiring Fund Common Shares in connection therewith, and certified by the Acquiring Fund's Secretary.

(b)  That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund's investments, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities in the ordinary course of business since that date or changes in the market value of its portfolio securities.

(c)  That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)  That the Target Fund shall have received the opinion of Willkie, acting as counsel for the Acquiring Fund, and local Maryland counsel acting as special counsel for the Acquiring Fund, as applicable, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i)  based solely on its review of a certificate, and a bringdown verification thereof, issued by the State Department of Assessments and Taxation of Maryland with respect to the Acquiring Fund's existence and good standing in the State of Maryland, the Acquiring Fund is validly existing and in good standing under the Maryland General Corporations Law ("MGCL");

(ii)  the Acquiring Fund is registered as a non-diversified closed-end management investment company under the 1940 Act;

(iii)  the Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under this Agreement under the MGCL;

(iv)  this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of New York;

(v)  Neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement (i) conflicts with the charter or by-laws of the Acquiring Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates any law, rule or regulation of the State of New York, the State of Maryland or the United States of America;

(vi)  neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(vii)  the Acquiring Fund Common Shares have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the MGCL and when the issuance and sale thereof are duly recorded in the share record books of the Acquiring Fund and when the securities are delivered to and paid for by the Target Fund in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the MGCL.

(f)  That the Target Fund shall have obtained an opinion from Willkie, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)  That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(h)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.  CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of a majority of the members of the Board of the Acquiring Fund; and that the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, and a certificate setting forth the vote of the Target Fund Shareholders approving this Agreement and certified by its Secretary.

(b)  That a majority of the outstanding shares entitled to vote of the Acquiring Fund approve (i) changes to the Acquiring Fund's investment policies necessary to restructure the Acquiring Fund into one with an emerging markets equity strategy that may employ leverage, (ii) the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) an amendment to the Acquiring Fund's Articles of Incorporation to increase the number of authorized shares.

(c)  That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund's investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund's behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(d)  That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)  That the Acquiring Fund shall have received the opinion of [•] acting as counsel for the Target Fund, and/or, local Maryland counsel acting as special counsel for the Target Fund, as applicable, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)  based solely on its review of a certificate, and a bringdown verification thereof, issued by the Secretary of State of the State of Maryland with respect to the Target Fund's existence and good standing in the State of Maryland, the Target Fund is validly existing and in good standing under the MGCL;

(ii)  the Target Fund is registered as a [non-]diversified closed-end management investment company under the 1940 Act;

(iii)  the Target Fund has the corporate power and authority to execute, deliver and perform all of its obligations under this Agreement under the MGCL;

(iv)  this Agreement has been duly authorized, executed and delivered by all requisite corporate actions on the part of the Target Fund under the MGCL;

(v)  this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of New York;

(vi)  neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (i) conflicts with the charter or by-laws of the Target Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the MGCL or any law rule or regulation of the State of New York or the United States of America; and

(vii)  neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(g)  That the Acquiring Fund shall have obtained an opinion from Willkie, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h)  That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(j)  That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

10.  TERMINATION, POSTPONEMENT AND WAIVERS.

(a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund or the receipt of needed approvals by shareholders of the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by resolution of either the Board of Directors of the Target Fund or the Board of Directors of the Acquiring Fund based on changed circumstances that result in that Board determining, in its judgment, that the Reorganization is not in the best interests of the shareholders of the Target Fund or the Acquiring Fund, as the case may be; (ii) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (iii) by the Board of the Target Fund if any condition of Target Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iv) by the Board of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)  If the transactions contemplated by this Agreement have not been consummated by [•], this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d)  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders or members, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)  If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of

Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11.  INDEMNIFICATION.

(a)  Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

(b)  The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.  OTHER MATTERS.

(a)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [NAME OF TARGET FUND] c/o [•], Attention: [•], Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Aberdeen Chile Fund, Inc. c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 1910, Attention: Megan Kennedy, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)  This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)  This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards, at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)  This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board, nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Aberdeen Chile Fund, Inc.

By: ________________________

Name:

Title:

[Target Fund]

By: ________________________

Name:

Title:

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.

ABERDEEN ISRAEL FUND, INC.

ABERDEEN INDONESIA FUND, INC.

ABERDEEN LATIN AMERICA EQUITY FUND, INC.

ABERDEEN SINGAPORE FUND, INC.

ABERDEEN GREATER CHINA FUND, INC.

Dated February 1, 2018

This Statement of Additional Information is available to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”) and Aberdeen Greater China Fund, Inc. (“GCH” and collectively with ABE, ISL, IF, LAQ and SGF, the “Target Funds,” and each, a “Target Fund”) in connection with the proposed reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) whereby Aberdeen Chile Fund, Inc. (“CH” or the “Acquiring Fund” and together with the Target Funds, the “Funds,” and each, a “Fund”) will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for newly-issued shares of common stock (“common shares”) of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”), in the form of book-entry interests. The Acquiring Fund will list the newly-issued Acquiring Fund Shares on the NYSE American. Each Target Fund will then distribute the newly-issued Acquiring Fund Shares to the Target Fund’s shareholders (although cash may be distributed in lieu of fractions common shares), and then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in the Joint Proxy Statement/Prospectus.

The Asia Tigers Fund, Inc. (“GRR”) is also proposed to reorganize into the Acquiring Fund, subject to approval by GRR’s shareholders, who will consider the reorganization of GRR pursuant to a separate proxy statement/prospectus and statement of additional information.

The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund Shares received by the shareholders of the Target Fund in the applicable Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization (although shareholders may receive cash for their fractional common shares). The NAV of each Target Fund and the Acquiring Fund will be reduced by the applicable costs of such Reorganization. A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached as Appendix B to the Joint Proxy Statement/Prospectus. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus. The term “Combined Fund” refers to the Acquiring Fund after the Reorganizations.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated February 1, 2018 relating to the proposed Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by calling toll-free (888) 288-0951. The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

TABLE OF CONTENTS

RISK FACTORS AND SPECIAL CONSIDERATIONS	S-3
DIRECTORS/TRUSTEES AND OFFICERS	S-6
INVESTMENT MANAGEMENT AGREEMENTS	S-27
OTHER AGREEMENTS & SERVICE PROVIDERS	S-29
FUND MANAGEMENT	S-31
OTHER INFORMATION	S-33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-33
FINANCIAL STATEMENTS	S-34
PRO FORMA FINANCIAL STATEMENTS	S-34
APPENDIX A PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	A-1
APPENDIX B PORTFOLIO MANAGERS	B-1
APPENDIX C PROXY VOTING POLICIES	C-1

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds’ risk factors and the discussion of the Funds’ investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Cyber Security Risk. The Funds, like all companies, may be susceptible to operational and information security risks. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber attacks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.

Derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). A Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. A Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes.  A Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. A Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk — the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk — if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Funds could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk — the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment.

Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain derivatives may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Operational risk — derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk — a Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. If a Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk — derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company.

Valuation risk — depending on their structure, some categories of derivatives may present special valuation challenges.

Derivatives may generally be traded over-the counter (“OTC”) or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. The Commodity Futures Trading Commission and the Securities and Exchange Commission (the “SEC”) continue to review the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into certain derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions.

Exchange-Traded Fund Risk. To the extent that a Fund invests in exchange traded funds (“ETFs”), the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Frontier Market Securities. Each of the Funds, except for ISL and SGF, may invest in frontier market securities. The risks associated with investments in frontier market countries include all the risks that apply to foreign securities and emerging markets securities described in the Joint Proxy Statement/Prospectus, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Initial Public Offerings (“IPO”). An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors.  The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interest in Publically Traded Limited Partnerships. Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Real Estate Investment Trust (“REIT”) and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties.  REITs that invest in real estate mortgages are also subject to prepayment risk.  To the extent a Fund invests in REITs, the Fund may be subject to these risks.

Real Estate Related Securities. Although no Fund may invest directly in real estate, a Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Reverse Repurchase Agreements. Reverse repurchase agreements are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing.  When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Securities Lending. A Fund may lend its portfolio securities. If a Fund lends securities, the Fund may be subject to the risk of default by the borrower. A Fund lending its securities will require from the borrower collateral equal to: (i) for U.S. securities, 102% of the value of the securities loaned; and (ii) for non-U.S. securities, 105% of the value of the securities loaned. The value of the securities loaned will be marked to market on a daily basis, and the borrower will provide additional collateral to a Fund to the extent that the value of the securities loaned exceeds the value of collateral previously received by the Fund. A Fund lending its securities may lose money if the borrower fails to timely return the securities loaned upon the termination of the loan and the value of the securities loaned exceeds the value of collateral received.

Securities of Investment Companies. To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies.  No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.  For purposes of these limitations, a Fund would aggregate its investments in any private placements with its investment company holdings.

To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which a Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.  Each Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

DIRECTORS/TRUSTEES AND OFFICERS

The Directors

The Board of each Fund currently consists of the number of individuals shown in the table below (each, a “Director”), all of whom are not “interested persons” of the Funds as defined in the 1940 Act (“Independent Directors”), unless noted otherwise.

Fund	# of Directors
Acquiring Fund	3*
ABE	4
LAQ	4
ISL	4
IF	3
SGF	4
GCH	4

* At a shareholder meeting held on January 26, 2018, shareholders of the Acquiring Fund elected three additional Directors, each of whom currently serves as a Director of one or more Target Funds.  The terms of each such Director-elect will commence upon the Reorganization of the applicable Target Fund into the Acquiring Fund.

The Funds, which are advised by Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) or its affiliates, are part of a fund complex (the “Aberdeen Fund Complex”). Each Fund is advised by an investment adviser that is a wholly-owned subsidiary of Standard Life Aberdeen plc (its affiliates and subsidiaries are referred to collectively herein as “Aberdeen”). Certain Directors of each Board also oversee as Directors the operations of the other closed-end and open-end registered investment companies included in the Aberdeen Fund Complex. See “Board Leadership Structure and Oversight” for additional information.

Biographical Information

Certain biographical and other information relating to the Directors, Directors-elect and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the Aberdeen Fund Complex and any public directorships or trusteeships. Each Fund’s by-laws provide that the Board will be divided into three classes, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of each Fund, and their addresses, year of birth and principal occupations during the past five years, are provided in the tables below.

Acquiring Fund, ABE, LAQ, ISL, IF:

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Aberdeen Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Enrique R. Arzac(2) c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	LAQ, and ISL: Since 1996; Chairman since 2005; current term ends at the 2018 annual meeting. IF: Since 2000; Chairman since 2005; current term ends at the 2018 annual meeting. ABE: Since 1996; Chairman since 2005; current term ends at the 2019 annual meeting.	Mr. Arzac is currently a Professor Emeritus of Finance and Economics at the Graduate School of Business at Columbia University (education) since 2015. Previously, he was a Professor of Finance and Economics at the Graduate School of Business at Columbia University from 1971 to 2015. Director of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	4

Director of Adams Diversified Equity Fund, Inc. (a closed-end investment company) since 1983; Director of Adams Natural Resources Fund, Inc. (a closed-end investment company) since 1987; Director of Mirae Asset Discovery Funds (4) since 2010; Director of Credit Suisse Funds (9) (1990-2016); Director of Credit Suisse High Yield Bond Fund, Inc. (2001-2016); Director of Credit Suisse Asset Management Income Fund, Inc. (1990-2016); Director of Epoch Holding Corporation (2006-2013).

James Cattano c/o Aberdeen Asset Management Inc.	Director, Audit and Valuation Committee	CH: Since 1989; current term ends at	Mr. Cattano has been the President of Costal Trade Corporation	5	Director of Credit Suisse Asset Management Income

Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Chairman and Nominating and Cost Review Committee Member

the 2020 annual meeting. ABE: Since 1993; current ends at 2020 annual meeting. ISL: Since 2005; current term ends at 2020 annual meeting. IF: Since 2007; current term ends at 2019. LAQ: Since 1990; current term ends 2020.

			(international commodity trade) since October 2011.		Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox(3) c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Audit and Valuation, and Nominating Committee Member	CH and ISL : Since 2006; current term ends at the 2019 annual Meeting. LAQ: Since 2006; current term ends at the 2018 annual meeting.	Mr. Fox has been a Partner at Schoeman Updike Kaufman & Gerber LLP (law firm) since 2017. Previously, he was a Partner at Drinker Biddle & Reath LLP (law firm) from 1972 to 2017. He has also been a Lecturer at Yale Law School (education) since 2009.	3

Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011. Director of Aberdeen Indonesia Fund, Inc. from 2000 to 2017.

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Chairman of CH, Director of ABE, ISL, IF, LAQ, Audit and Valuation, Nominating, and Cost Review Committee Member	CH: Since 2003, Chairman since 2018; current term ends at the 2020 annual meeting. IF: Since 2005; current term ends at the 2018 annual meeting. LAQ: Since 2005; current term ends at the 2019 annual meeting. ISL: Since 1992; current term ends at the 2020 annual meeting. ABE: Since 2006; current term ends at the 2018 annual meeting.	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. He is also a Director of Backstage LLC (publication) since 2013.	23

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse NEXT Fund since 2013; Director of Wood Resources (2007-2013); Director of Credit Suisse Park View Fund (2014-2016); Director of Presstek, Inc. (2003-2012).

Alexander Zagoreos(4) 210 Jermain Hill Lane Eagle Bridge, NY 12057 Year of Birth: 1937	Director, Audit and Valuation, and Nominating Committee Member	ABE: Since 2011; current term ends at the 2018 annual meeting	Mr. Zagoreos has been Senior Advisor to Lazard Asset Management (asset management) since 2007. Previously, he was a Partner and Managing Director of Lazard Asset Management (asset management) from 1977 to 2006.	1	Director, Alpha Andromeda Fund since 2008; Chairman, Utilico Emerging Markets Trust since 2006; Director of The Taiwan Opportunities Fund since 2006.

Nancy Yao Maasbach(5) c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Director-elect	CH: Term will commence upon closing of the Reorganization of GRR and expire in 2021.	Nancy Yao Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. She has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Member of the Council on Foreign Relations.	2	None.

C. William Maher(5) c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Director-elect	CH: Term will commence upon closing of the Reorganization of GCH and expire in 2019.	Retired. From 2014 to 2016, Chief Executive Officer, Santa Barbara Tax Products Group; from 2010 to 2014, Chief Financial Officer of Santa Barbara Tax Products Group; from 2005 to 2008, Managing Director and Chief Financial Officer of LPL Financial; from 1999 to 2005, Managing Director of Nicholas	1	None.

Applegate Capital Management.

Rahn Porter(5) c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1954	Director-elect	CH: Term will commence upon closing of the Reorganization of SGF and expire in 2021.	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015.	20

Director of CenturyLink Investment Management Company (formerly Qwest Asset Management Company) since 2006; Director of Blackridge Financial, Inc., since 2005; Director of The Thai Capital Fund, Inc. (2007-2013).

(1)         Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund, the Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 18 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the Aberdeen Fund Complex.

(2)         ABE, LAQ, ISL and IF only. Mr. Arzac’s term on the Board of the Acquiring Fund expired at the annual meeting of shareholders held on January 26, 2018.

(3)         Not a Director of IF or ABE.

(4)         Director of ABE only.

(5)         Elected by the Acquiring Fund’s shareholders at the annual meeting of shareholders held on January 26, 2018 with a term to commence upon the Reorganization of the Target Fund on whose board the Director-elect currently serves.

SGF:

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Aberdeen Fund Complex Overseen by Director	Other Directorships Held by Director

Moritz A. Sell c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Chairman of Board of Directors, Audit and Nominating Committee Member	Since 2011; current term ends at the 2018 annual Meeting	Mr. Sell currently serves as Principal at Edison Holdings GMBH (commercial real estate and venture capital) since October 2015. In addition, Mr. Sell serves as a Senior Advisor to Markston International LLC, an independent investment manager since January 2014. Mr. Sell was a director, market strategist of Landesbank Berlin AG and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to 2013.	3	Swiss Helvetia Fund since 2017

David G. Harmer	Director, Audit	Since 1996;	Prior to retiring, Mr. Harmer	2	Director of The

10911 Ashurst Way Highlands Ranch, CO 80130-6961 Year of Birth: 1943	and Nominating Committee Member	current term ends at the 2019 annual Meeting	was the Director of Community and Economic Development, City of Ogden, Utah, from 2005 to 2008.		Thai Capital Fund, Inc. from 2000 to 2013

Richard J. Herring c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Director, Audit and Nominating Committee Member	Since 2007; current term ends at the 2020 annual Meeting	Mr. Herring has been the Jacob Safra Professor of International Banking and Professor, Finance Department, at The Wharton School, University of Pennsylvania, since 1972, where he is also the founding director of the Wharton Financial Institutions Center. In addition, he is a member of the Systemic Risk Council and the FDIC’s Systemic Resolution Advisory Council. Co-chair of the Shadow Financial Regulatory Committee from 2000 to 2016; and Executive Director of the Financial Economists Roundtable, from 2008 to 2016.	2

Trustee, Deutsche Asset Management Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank Delaware, since 2010; Director of The Thai Capital Fund, Inc. (2000 to 2013).

Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Year of Birth: 1954	Director, Audit Committee Chairman	Since 2007; current term ends at the 2019 annual Meeting	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015.	20

Director, CenturyLink Asset Management Company (formerly Qwest Asset Management Company), since 2006; Director, BlackRidge Financial Inc., since 2005; Director of The Thai Capital Fund, Inc. (2000 to 2013).

GCH:

Name, Address, and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Aberdeen Fund Complex Overseen by Director	Other Directorships Held by Director

John A. Hawkins c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1942	Chairman of Board, Director, Chairman of Executive Committee, Member of Audit Committee, Governance and Nominating Committee, and Discount Oversight Committee	Since 1992; Current term ends at the 2018 Annual Meeting	Previously, Executive Vice President — Private Clients with The Bank of Bermuda Ltd.; currently, Director of Raffles Asia Investment Company Ltd.; and SR Global Fund Inc.	1	Director of Aberdeen Emerging Markets Investment Company Ltd., Raffles Asia Investment Company Ltd., and SR Global Fund Inc.

C. William Maher c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Director, Chairman of Audit Committee, Member of Executive Committee, Governance and Nominating Committee	Since 2003; Current term ends at the 2020 Annual Meeting	Retired. Formerly, Chief Executive Officer of Santa Barbara Tax Products Group; formerly, Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management.	1	None

Jonathan J.K. Taylor c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1943	Director, Chairman of Governance and Nominating Committee, Member of Audit Committee, Executive Committee, and Discount Oversight Committee	Since 1994; Current term ends at the 2020 Annual Meeting	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers). Member of the International Advisory Board of Datawind Net Access Corporation.	1	Chairman of Schroder Japan Growth Fund Plc.; Director of Onyx Country Estates Limited (family property company).

Moritz Sell c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Director, Chairman of Discount Oversight Committee, Member of Governance and Nominating Committee and Audit Committee	Since 2012; Current term ends at the 2019 Annual Meeting	Mr. Sell currently serves as a Principal at Edison Holdings GMBH (commercial real estate and venture capital) (since October 2015). In addition, Mr. Sell currently serves as Senior Advisor to Markston International LLC, an independent investment manager. Formerly, Director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to 2013.	3	Swiss Helvetia Fund since 2017

Experience, Qualifications and Skills

Each Fund’s Board believes that each of its Director’s and, in the case of the Acquiring Fund’s Board, the Director-elect’s experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director or Director-elect possesses the requisite experience, qualifications, attributes and skills to serve on the Board. Each Board believes that each Director’s and Director-elect’s ability to review critically, evaluate, question, and discuss information provided to him or her, to interact effectively with the Fund’s investment adviser, other service providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of his or her duties, support this conclusion. Each Board has also considered the contributions that each Director and Director-elect can make to the Board and Fund.

A Director’s or Director-elect’s ability to perform his or her duties effectively may have been attained through the Director’s or Director-elect’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen Fund Complex, if applicable, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the specific experience, qualifications, attributes and/or skills of each Director and Director-elect are set forth in the table below.

Each Board believes that the significance of each Director’s and Director-elect’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience important for one Director or Director-elect may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, Director-elect or particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition to assess whether the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors and Director-elects are presented pursuant to disclosure requirements of the SEC, do not constitute holding out the Board or any Director or Director-elect as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or the Board by reason thereof.

Director	Experience, Qualifications and Skills
Mr. Arzac

Financial background as professor of finance and economics at a business school, fund leadership roles as chairman of the board of directors for certain funds within the Aberdeen Fund Complex, as well as board experience with other closed-end investment companies and public companies.

Mr. Cattano	Business background and executive management and financial experience as president and chief executive officer of a commodities trading company.

Mr. Fox	Legal experience as a partner at a law firm and as a law professor and board experience with other public and private companies, including fund companies.

Mr. Rappaport	Financial services, investment management and executive experience with private investment firms and board experience with other public and private companies, including fund companies.

Mr. Zagoreos	Financial and business experience as senior adviser and managing director at a financial advisory and asset management firm.

Mr. Sell	Director and executive experience at an investment banking and trading firm and board experience with other funds within the Aberdeen Fund Complex.

Mr. Harmer	Business background, accounting expertise and executive management experience as a president, chairman, chief financial officer, corporate controller and director of various private and governmental entities and director of another fund within the Aberdeen Fund Complex.

Mr. Herring	Financial background as professor of finance and board experience with other closed-end investment companies and public companies and director of another fund within the Aberdeen Fund Complex.

Mr. Porter

Business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of other funds within the Aberdeen Fund Complex.

Mr. Hawkins	Experience as both an officer and director in the financial services industry. Also has experience in the Asian financial markets.

Mr. Maher	Experience as an officer in the financial services industry, including his experience as a chief financial officer and chief executive officer.

Mr. Taylor	Experience as an officer, chairman and director in the financial services industry.

Ms. Maasbach	Financial and research analysis experience in and covering the Asia region and experience in world affairs.

Board and Committee Structure

Each Board is comprised entirely of Independent Directors.

The Board of the Acquiring Fund is currently composed of three Independent Directors. If the Reorganizations are completed, the Acquiring Fund’s Board after the Reorganizations (the “Post-Reorganization Board”) would be composed of six Directors, each of whom would be considered an Independent Director. Under the Acquiring Fund’s retirement policy, the term of Mr. Arzac, the Acquiring Fund’s former chairperson, expired at the annual meeting of Acquiring Fund shareholders held on January 26, 2017.  Messrs. Cattano, Fox and Rappaport will continue to serve on the Board post-Reorganizations.  Mr. Rappaport, an Independent Director, serves as the Chairperson of the Acquiring Fund. The Chairperson’s primary role would be to participate in the preparation of the agenda for meetings of the Post-Reorganization Board and the identification of information to be presented to the Post-Reorganization Board with respect to matters to be acted upon by the Post-Reorganization Board. The Acquiring Fund’s bylaws provide that the Board of Directors to be elected by holders of the Fund’s common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

Each Board has appointed an Independent Director as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and Fund management and the Fund’s investment adviser between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. Each Board holds regular quarterly meetings throughout the year to consider and address matters involving the applicable Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors of each Board also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities, except for the Independent Directors of SGF and GCH, who have not retained their own counsel.

During the fiscal year ended December 31, 2017, the Board of each of CH, ISL, IF, LAQ and GCH held 17, 12, 13, 12 and 6 meetings, respectively.

During the fiscal year ended October 31, 2017, the Board of each of ABE and SGF held 11 and 7 meetings, respectively.

Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee (defined below) of which he/she was a member during its most recent fiscal year. For annual or special shareholder meetings, Directors of each Board may but are not required to attend the meetings; and for each Fund’s 2017 annual shareholder meeting, the following individuals attended telephonically: Enrique Arzac (CH, ABE, ISL, IF, LAQ), James Cattano (CH, ISL), Lawrence Fox (IF), Steven Rappaport (CH, ABE, ISL, IF, LAQ), and Alexander Zagoreos (ABE). No directors of SGF or GCH attended the 2017 annual shareholder meeting for such Funds. For CH’s 2018 annual shareholder meeting, Steven Rappaport attended telephonically.

Each Board has established a committee structure, described for the Board of the relevant fund below (each, a “Committee” and together, the “Committees”).

Acquiring Fund, ABE, LAQ, ISL and IF.  The Board of each of the Acquiring Fund, ABE, LAQ, ISL and IF has an Audit and Valuation Committee, a Nominating Committee and a Cost Review Committee to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Committee is comprised entirely of Independent Directors.

Audit and Valuation Committee. Each Fund’s Audit and Valuation Committee consist of all the Independent Directors of the Fund established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of each of the Acquiring Fund, ISL and LAQ Audit and Valuation Committee are Messrs. Enrique R. Arzac (ISL and LAQ only), James J. Cattano Lawrence J. Fox and Steven N. Rappaport. The members of the ABE Audit and Valuation Committee are Messrs. Enrique R. Arzac, James J. Cattano, Steven N. Rappaport and Alexander Zagoreos. The members of the IF Audit and Valuation Committee are Messrs. Enrique R. Arzac, James J. Cattano and Steven N. Rappaport. If the Reorganizations are consummated, the Post-Reorganization Board may propose changes to the composition of the Acquiring Fund’s Audit and Valuation Committee; however, it is expected that the Audit and Valuation Committee will continue to be composed entirely of Independent Directors.

Each Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee.

Each Audit and Valuation Committee oversees the activities of its Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. Each Board has delegated to its Audit and Valuation Committee the responsibility of determining the fair value of its Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

The Audit and Valuation Committee of ABE held 5 meetings during the fiscal year ended October 31, 2017, 1 of which was held jointly with the ABE Board; and the Audit and Valuation Committees of CH, ISL, IF and LAQ each held 5 meetings during the fiscal year ended December 31, 2017, 1 of which was held jointly with the CH, ISL, IF and LAQ Boards.

Nominating Committee; Consideration of Potential Director Nominees. Each Fund’s Nominating Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from each Fund’s investment adviser and other principal service providers. Each Nominating Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to its respective Board at the time of each Board’s December meeting. Each Nominating Committee also periodically reviews director compensation and will recommend any appropriate changes to the

Boards as a group. Each Nominating Committee also reviews and may make recommendations to its respective Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. Each Board has adopted a Nominating Committee Charter. The members of each Fund’s Nominating Committee are Messrs. Enrique R. Arzac (ABE, ISL, IF, LAQ), James J. Cattano (CH, ABE, ISL, IF, LAQ), Lawrence J. Fox (CH, ISL, LAQ), Steven N. Rappaport (CH, ABE, ISL, IF, LAQ), and Alexander Zagoreos (ABE). If the Reorganizations are consummated, the Post-Reorganization Board of the Acquiring Fund may propose changes to the composition of the Fund’s Nominating Committee; however, it is expected that the Nominating Committee will continue to be composed entirely of Independent Directors.

Each Nominating Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. Each Nominating Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Fund’s investment adviser or its affiliates, as appropriate. Each Nominating Committee will consider potential director candidates, if any, recommended by its Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

While the Nominating Committees have not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and a Board’s diversity, the Committees generally consider the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. Each Committee may also consider other factors or attributes as they may determine appropriate in their judgment. Each Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

The Nominating Committee of ABE held 4 meetings during the fiscal year ended October 31, 2017; and the CH, ISL, IF and LAQ Nominating Committees held 8, 3, 4 and 3 meetings, respectively, during the fiscal year ended December 31, 2017, 1 of which the IF Nominating Committee held jointly with the IF Board and 3 of which the CH Nominating Committee held jointly with the CH Board.

Cost Review Committee. Each Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of each Fund’s Cost Review Committee are Messrs. James J. Cattano and Steven N. Rappaport. If the Reorganizations are consummated, the Post-Reorganization Board of the Acquiring Fund may propose changes to the composition of the Cost Review Committee.

SGF. The Board of SGF has an Audit Committee and Nominating and Compensation Committee to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Committee is comprised entirely of Independent Directors.

Audit Committee. The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act, which is responsible for reviewing financial and accounting matters. The members of the Fund’s Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange (“NYSE”) Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter. The current members of the Fund’s Audit Committee are Messrs. David Harmer, Richard Herring, Rahn Porter and Moritz Sell. Mr. Porter has

been designated as the Fund’s “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Fund’s Audit Committee met 3 times during its fiscal year ended October 31, 2017.

Nominating and Compensation Committee. The Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Fund’s Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Compensation Committee members. The Fund’s Nominating and Compensation Committee’s actions are governed by the Fund’s Nominating and Compensation Committee Charter. The current members of the Fund’s Nominating and Compensation Committee are Messrs. David Harmer, Richard Herring, Rahn Porter and Moritz Sell.

The Fund’s Nominating and Compensation Committee did not meet during its fiscal year ended October 31, 2017.

The Fund’s Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Fund’s Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by shareholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors of the Fund.

The Fund’s policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund’s Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund’s business and operations are diverse and global in nature.

GCH. The Board of GCH has an Executive Committee, an Audit Committee, a Discount Oversight Committee and a Governance and Nominating Committee to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Committee is comprised entirely of Independent Directors.

Executive Committee. The Board of Directors has an Executive Committee that currently consists of Messrs. C. William Maher, Jonathan Taylor and John Hawkins. Mr. Hawkins is the Chairman of the Executive Committee. Each member is an Independent Director. The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal year ended December 31, 2017.

Audit Committee. The Board of Directors has an Audit Committee, in accordance with Section 3(a)(58) of the 1934 Act, that currently consists of Messrs. John Hawkins, C. William Maher, Moritz Sell and Jonathan Taylor. Mr. Maher is the Chairman of the Audit Committee. Each member is an Independent Director and meets the

“independence” requirements of Rule 10A-3(b)(1) under the 1934 Act. The Board has determined that Messrs. Maher and Hawkins are each an “audit committee financial expert” under the applicable standards set forth in the rules and regulations of the SEC. The Audit Committee met 3 times during the fiscal year ended December 31, 2017.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund’s independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund’s independent registered public accounting firm, among other things, the scope of the independent registered accounting firm’s audit of the Fund’s financial statements, reviews and discusses the Fund’s annual audited financial statements with management, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund’s accounting and financial reporting processes.

The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Discount Oversight Committee. The Board has a Discount Oversight Committee that currently consists of Messrs. John Hawkins, Moritz Sell and C. William Maher. Mr. Sell is Chairman of the Discount Oversight Committee. Each member of the Discount Oversight Committee is an Independent Director. The Discount Oversight Committee met 2 times during the fiscal year ended December 31, 2017. The Discount Oversight Committee is responsible for monitoring the discount at which the Fund’s shares trade on the New York Stock Exchange from the Fund’s net asset value per share.

Governance and Nominating Committee. The Board has a Governance and Nominating Committee that currently consists of Messrs. Moritz Sell, John Hawkins, C. William Maher, and Jonathan Taylor. Mr. Taylor is Chairman of the Governance and Nominating Committee. Each member of the Governance and Nominating Committee is an Independent Director. The Governance and Nominating Committee met 1 time during the fiscal year ended December 31, 2017.

The Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund’s nominees to be submitted to the shareholders for election as directors of the Fund each year or, if applicable, at a special meeting of shareholders. In the case of a vacancy in the office of a director, the Governance and Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by shareholders The Governance and Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

The Governance and Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Governance and Nominating Committee and the Board of Directors.

The Governance and Nominating Committee will consider nominees recommended by shareholders, provided that such recommendations are made in writing to Megan Kennedy, the Secretary of the Fund, c/o Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected.  Nominees will be evaluated based on the criteria set forth in the Governance and Nominating Committee charter, which provides that the Governance and Nominating Committee will take into consideration the criteria approved by the Board, including, but not limited to, the candidate’s personal and professional integrity, business judgment, relevant experience and skills (including experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight), the existence of conflicts of interest, the potential to be an effective director on the Board and any committees of the Board and other factors that the Governance and Nominating Committee considers appropriate. When assessing a candidate for nomination the Committee also considers whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. The evaluation process does not depend on the source of the recommendation.

All Funds. Each Board conducts an annual evaluation of its performance, including consideration of the effectiveness of the Board’s Committee structure. Each Board believes that its leadership structure, including maintaining standing Committees and establishing ad hoc Committees or working groups as needed and having an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview. Each Board also believes that it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight. The Board may, at any time and in its discretion, change its leadership structure, including in response to changes in circumstances or characteristics of the Fund.

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board’s general oversight of the applicable Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the relevant Fund’s investment adviser, who carries out the Fund’s investment management and business affairs, and also by other service providers in connection with the services they provide to the Fund. Each Fund’s investment adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of a Fund, the applicable Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Fund’s investment adviser and the Fund’s other service providers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. Each Board also requests that the applicable Fund’s investment adviser report to the Board on other matters relating to risk management on a regular and as-needed basis. Each Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Share Ownership

Information relating to each Director’s share ownership in each Fund that he or she oversees and in the other funds in the Aberdeen Fund Complex that are overseen by the respective Director as of October 31, 2017 is set forth in the chart below. The chart also sets forth information relating to each Director-elect’s share ownership in the Acquiring Fund. The following key relates to the dollar ranges in the chart:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

	Dollar Range of Equity Securities of Fund Overseen by Director							Aggregate Dollar Range of Equity Securities in Aberdeen Fund
Director	CH	ABE	LAQ	ISL	IF	SGF	GCH	Complex
Mr. Arzac	Over $100,000*	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	—	—	Over $100,000
Mr. Cattano	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	—	—	Over $100,000
Mr. Fox	Over $100,000	—	$1-$10,000	Over $100,000	—	—	—	Over $100,000
Mr. Rappaport	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	—	—	Over $100,000
Mr. Zagoreos	—	Over $100,000	—	—	—	—	—	Over $100,000
Mr. Sell	—	—	—	—	—	$10,001-$50,000	$50,001-$100,000	Over $100,000
Mr. Harmer	—	—	—	—	—	$10,001-$50,000	—	$10,001-$50,000
Mr. Herring	—	—	—	—	—	$10,001-$50,000	—	$10,001-$50,000
Mr. Porter	None	—	—	—	—	$10,001-$50,000	—	$10,001-$50,000
Mr. Hawkins	—	—	—	—	—	—	$10,001-$50,000	$10,001-$50,000
Mr. Maher	None	—	—	—	—	—	$10,001-$50,000	$10,001-$50,000
Mr. Taylor	—	—	—	—	—	—	Over $100,000	Over $100,000
Ms. Maasbach	None	—	—	—	—	—	—	$10,001-$50,000

*Mr. Arzac’s term as a director of CH expired at the annual meeting of CH shareholders held on January 26, 2017.

As of October 31, 2017, the officers and Directors as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of October 31, 2017, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities of such Fund’s investment adviser or any affiliate of the Fund’s investment adviser or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Director or his/her immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Funds, the Funds’ investment advisers or any affiliate of the Funds’ investment advisers or underwriter or any person controlling, controlled by or under common control with any such entities.

Compensation of Directors

The following table provides information concerning the approximate compensation paid for retainers and meetings held during the fiscal year ended October 31, 2017 for ABE and SGF and for the fiscal year ended December 31, 2017 for each of CH, LAQ, ISL, IF and GCH to each Director of the applicable Fund and the aggregate compensation paid to them from all registered funds in the Aberdeen Fund Complex for meetings held during such fiscal year. None of the Funds provides any pension or retirement benefits to Directors.

Officers of each Fund and Directors who are interested persons of such Fund do not receive any compensation directly from the Fund or any other fund in the Aberdeen Fund Complex for performing their duties as officers or

Directors, respectively, although they are reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Fund and Aberdeen Fund Complex(1)
CH
James J. Cattano	$34,000	$167,000
Lawrence J. Fox	$29,000	$97,000
Steven N. Rappaport	$30,000	$243,000
Enrique Arzac (2)	$38.500	$182,878
ABE
James J. Cattano	$33,000	$170,000
Steven N. Rappaport	$29,000	$243,000
Enrique Arzac	$37,500	$192,500
Alexander Zagoreos	$29,000	$29,000
LAQ
James J. Cattano	$34,000	$167,000
Lawrence J. Fox	$29,000	$97,000
Steven N. Rappaport	$30,000	$243,000
Enrique Arzac	$38,500	$182,878
ISL
James J. Cattano	$34,000	$167,000
Lawrence J. Fox	$29,000	$97,000
Steven N. Rappaport	$30,000	$243,000
Enrique Arzac	$38,500	$182,878
IF
James J. Cattano	$35,000	$167,000
Lawrence J. Fox(3)	$10,000	$97,000
Steven N. Rappaport	$31,000	$243,000
Enrique Arzac	$39,500	$182,878
SGF
Martin J. Gruber(4)	$8,815	$38,815
David G. Harmer	$27,000	$53,000
Richard J. Herring	$27,000	$53,000
Rahn K. Porter	$30,000	$160,750
Mortiz A. Sell	$32,000	$102,000
GCH
John A. Hawkins	$36,200	$36,200
C. William Maher	$35,000	$35,000
Moritz A. Sell	$34,000	$102,000
Jonathan Taylor	$31,600	$31,600

(1)         The number in parentheses indicates the total number of funds in the Aberdeen Fund Complex on which the Director serves or served at any time during the fiscal year.

(2)         Term expired at the annual meeting of shareholders of CH held on January 26, 2018.

(3)         Resigned from the Board effective Mach 30, 2017.

(4)         Resigned from the Board effective March 28, 2017.

None of the Directors-elect of the Acquiring Fund has served as a Director of the Acquiring Fund. Therefore, none of the Directors-elect has received any compensation from the Acquiring Fund.  Each Director-elect who takes office will be paid by the Acquiring Fund for his or her services as an Independent Director. If the Directors-elect take office, the Post-Reorganization Board may establish a new compensation schedule for its Independent Directors. The new compensation schedule for the post-Reorganization Directors may take into account their services provided to other funds in the Aberdeen Fund Complex.

Information Pertaining to the Officers

The executive officers of the Funds, their address, year of birth and their principal occupations during the past five years are shown in the table below. Each executive officer is an “interested person” of the Fund by virtue of that individual’s position with the relevant Fund’s investment adviser or its affiliates described in the table below. Officers serve until death, resignation or removal.

CH, ABE, LAQ, ISL and IF:

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President of the Funds	Since 2009

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance of the Funds	Since 2011

Currently, Head of International Compliance for Aberdeen Asset Management PLC (since 2017) and Director, Vice President and Head of Compliance — Americas for AAMI. Mr. Cotton joined AAMI in 2010 as Head of Compliance Americas.

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President—Compliance	Since 2017

Currently, Head of Conduct & Compliance — Americas/Deputy Chief Risk Officer since 2017. Prior to that, Mr. Andolina was Deputy Head of Compliance — Americas. In this capacity, Joe will take a lead role in the management and implementation of the US Compliance Program and support the group globally on SEC related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Joe was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President of the Funds	Since 2009

Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for AAMI. She previously serves as Head of Legal — Americas from 2010 to 2012. Ms. Nichols joined AAMI in 2006 as U.S. Counsel.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer of the Funds	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets - Americas. Ms. Melia joined AAMI in September 2009.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Funds	Since 2009	Currently, Head of Product Management for AAMI (since 2009). Ms. Kennedy joined AAMI in 2005.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President of the Funds	Since 2009

Currently, Director, Vice President and Head of Product — Americas, for AAMI overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson joined AAMI in 2000.

Bev Hendry** Aberdeen Asset	Vice President of the Funds	Since 2014	Currently, Chief Executive Officer of Americas and a member of the Aberdeen Standard Management Executive Committee.

Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953

He previously held the positions of Co-Head of Americas and Chief Financial Officer for AAMI until 2016. Mr. Hendry first joined AAMI in 1987 and helped establish AAMI’s business in the Americas in Fort Lauderdale. Mr. Hendry left AAMI in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined AAMI from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President of the Funds	Since 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team for AAML in London, England since 1997. Ms. Irvine joined AAMI in 1996 in a group development role.

Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1972	Vice President of the Funds	Since 2009

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen. He joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North
American equities, global asset allocation and eventually the Asian equities teams.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Funds	Since 2009	Currently, Vice President and Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in 2007 as U.S. Counsel.

Nick Robinson** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1978	Vice President of the Funds	Since 2011

Currently, Senior Investment Manager for Aberdeen Asset Managers Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of AAMI’s operations in São Paulo, Brazil from 2009 to 2016.

Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President of the Funds	Since 2009

Currently, a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2001, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Heather Hasson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary of the Funds	Since 2012	Currently, Senior Product Manager for AAMI since 2009. Ms. Hasson joined AAMI as a Fund Administrator in 2006.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Assistant Treasurer of the Funds	Since 2011	Currently, Senior Fund Administration Manager — US for AAMI since 2013. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.
Year of Birth: 1977

*  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by each Board.

**  Messrs. Andolina, Cotton, Goodson, Hendry, Kaloo, Robinson and Pittard and Mses. Ferrari, Hasson, Irvine, Kennedy, Melia, Nichols and Sitar hold officer position(s) in one or more of the Funds.

***  Mr Young serves as an Interested Director of the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which have a common investment manager and/or investment adviser with the Funds, or an investment adviser that is affiliated with the investment adviser of the Funds and may thus be deemed to be part of the Aberdeen Fund Complex.

SGF:

Name, Address and Year of Birth	Positions Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011

Currently, Director, Vice President and Head of Product-Americas for AAMI, overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the United States and Canada. Mr. Goodson joined Aberdeen in 2000.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President—Compliance	Since 2011

Currently, Head of International Compliance for Aberdeen Asset Management PLC (since 2017) and Director, Vice President and Head of Compliance—Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010.

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President—Compliance	Since 2017

Currently, Head of Conduct & Compliance — Americas/Deputy Chief Risk Officer since 2017. Prior to that, Mr. Andolina was Deputy Head of Compliance — Americas. In this capacity, Joe will take a lead role in the management and implementation of the US Compliance Program and support the group globally on SEC related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Joe was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Head of Fund Operations, Traditional Assets — Americas and Vice President for AAMI. Ms. Melia joined AAMI in 2009.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2011	Currently, Head of Product Management for AAMI since 2009. Ms. Kennedy joined AAMI in 2005.

Bev Hendry* Aberdeen Asset Management Inc.	Vice President	Since 2014	Currently, Chief Executive Officer of Americas. He previously held the positions of Co-Head of Americas and Chief Financial Officer for AAMI until 2016. Mr. Hendry first joined Aberdeen in 1987 and

1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953

helped establish Aberdeen’s business in the Americas in Fort Lauderdale. He left Aberdeen in 2008 when the company moved its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked as Chief Operating Officer for six years.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011

Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for AAMI. She previously serves as Head of Legal — Americas from 2010 to 2012. Ms. Nichols joined Aberdeen in 2006.

Christian Pittard** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011

Currently, Group Head of Product Opportunities, for Aberdeen Asset Managers Limited. Previously, a Director and Vice President (from 2006 to 2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of AAMI; Member of Executive Committee of Aberdeen Asset Management PLC (since August 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2011	Currently, Vice President and Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in 2007.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2014	Currently, Senior Fund Administration Manager-US for AAMI since 2013. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.

Heather Hasson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2012	Currently, Senior Product Manager for AAMI since 2009. Ms. Hasson joined AAMI as a Fund Administrator in 2006.

*  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by each Board.

**  Messrs. Goodson, Cotton, Andolina, Hendry and Pittard and Mses. Nichols, Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the Funds.

GCH:

Name, Address and Year of Birth	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2012

Currently, Director, Vice President and Head of Product—Americas for AAMI, overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson joined Aberdeen in 2000.

Lucia Sitar* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2014	Currently, Vice President and Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.

Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer	Since 2014

Currently, Head of International Compliance for Aberdeen Asset Management PLC (since 2017) and Director, Vice President and Head of Compliance—Americas and Chief Compliance Officer for AAMI (since 2010). Mr. Cotton joined Aberdeen in 2010.

Joseph Andolina* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President—Compliance	Since 2017

Currently, Head of Conduct & Compliance — Americas/Deputy Chief Risk Officer since 2017. Prior to that, Mr. Andolina was Deputy Head of Compliance — Americas. In this capacity, Joe will take a lead role in the management and implementation of the US Compliance Program and support the group globally on SEC related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Joe was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group.

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2012

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Bev Hendry* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014

Currently, Chief Executive Officer of Americas and a member of the Aberdeen Standard Management Executive Committee. He previously held the positions of Co-Head of Americas and Chief Financial Officer for AAMI until 2016. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. He left Aberdeen in 2008 when the company moved its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked as Chief Operating Officer for six years.

Nicholas Yeo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Portfolio Manager	Since 2013	Director and Head of China/Hong Kong Equities team for Aberdeen Asset Management Asia Limited since 2007.

Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2014	Currently, Head of Product Management for AAMI (since 2009). Ms. Kennedy joined AAMI in 2005.

Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer (and Principal Financial Officer)	Since 2014	Currently, Vice President and Head of Fund Operations, Traditional Assets — Americas for AAMI (since 2009). Ms. Melia joined AAMI in 2009.

Kasey Deja* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2014	Currently, Senior Product Manager within Product Management for AAMI (since 2011). Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations.

Sharon Ferrari* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2014	Currently, Senior Fund Administration Manager-US for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.

*   Messrs. Andolina, Goodson, Cotton, Yeo, Hendry, and Pittard and Mses. Sitar, Melia, Kennedy, Deja, and Ferrari hold officer position(s) in one or more of the Funds.

Indemnification of Directors and Officers

Each Fund’s by-laws and/or charter provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.  Each Fund’s by-laws do not, however, indemnify any current or former Director or officer against any liability to the Fund or any shareholder to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds’ officers and Directors, certain officers and directors of the investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of a Fund’s shares to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE American or NYSE, as applicable. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon each Fund’s review of the copies of such forms received by it and written representations from the Directors and officers of the Funds, and the filings by the beneficial holders of greater than 10% of a Fund’s shares, to the knowledge of each Fund, for the fiscal year ended December 31, 2017 with respect to CH, GCH, ISL and LAQ, and for the fiscal year ended October 31, 2017 with respect to ABE and SGF, all such forms were filed on a timely basis, except that with respect to each of CH, ISL, LAQ and ABE, Form 3 (Initial Statement of Beneficial Ownership) filings for each of Stephan Docherty and Katherine Malcolm, directors of the Investment Adviser, were filed with the SEC subsequent to the 10-day period specified in the Form.  Such Form 3 filings were required solely as a result of Mr. Docherty and Ms. Malcolm becoming directors of the Investment Adviser, and were not related to any transactions in the Funds.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The investment management agreement between each Fund and the Fund’s investment adviser was approved by the respective Fund’s Board, including a majority of the Independent Directors.

The current contractual management fee rate payable to the investment adviser of each Target Fund, as well as any contractual expense limitation or fee waiver arrangements agreed to by the Fund’s investment adviser are set forth in the table below.

Target Fund	Contractual Management Fee Rate and Contractual Expense Limitation or Fee Waiver Arrangements, if any
ABE	• 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower); • 1.125% on the next $100 million; and • 1.00% of such assets over $200 million.*

*ABE’s investment adviser has also agreed to contractually waive 0.05% of its annual management fee in a management fee waiver agreement. Such waiver agreement may not be terminated prior to the end of the current term of ABE’s investment advisory agreement without the prior approval of ABE’s Board, including a majority of the Directors of ABE who are not “interested persons,” as such term is defined in the 1940 Act.

ISL

•                  1.30% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower);

•                  1.25% of such assets between $50 million and $100 million;

•                  1.20% of such assets between $100 million and $150 million;

•                  1.15% of such assets between $150 million and $200 million; and

•                  1.05% of such assets over $200 million.*

*ISL’s investment adviser has agreed to contractually waive 0.24% of its annual management fee in a management fee waiver agreement. Such waiver agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of ISL’s Board, including a majority of the Directors of ISL who are not “interested persons,” as such term is defined in the 1940 Act.

IF	• 1.00% of the first $50 million of the Fund’s average weekly net assets; • 0.95% of such assets between $50 million and $100 million; and • 0.90% of such assets over $100 million.

LAQ

•                  1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower);

•                  0.90% of such assets between $100 million and $150 million; and

•                  0.80% of such assets over $150 million.*

*LAQ’s investment adviser has also agreed to contractually waive 0.02% of its annual management fee in a management fee waiver agreement. Such waiver agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of LAQ’s Board, including a majority of the Directors of LAQ who are not “interested persons,” as such term is defined in the 1940 Act.

SGF	• 0.80% of the first $50 million of the Fund’s average weekly Managed Assets(1); and • 0.66% of such assets in excess of $50 million.

GCH

•                  1.00% of the Fund’s average weekly net assets up to $100 million;

•                  0.90% of the Fund’s average weekly net assets between $100 million and $200 million; and

•                  0.75% of the Fund’s average weekly net assets in excess of $200 million.*

*Effective January 1, 2017, GCH’s investment adviser has also contractually agreed to limit the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly net assets of the Fund on an annualized basis. This agreement will continue in effect through December 31, 2017, and from year to year thereafter (a “Renewal Term”), unless and until the adviser notifies the Fund, at least thirty (30) days prior to the end of any Renewal Term, of its intention to terminate the agreement for the subsequent Renewal Term.

(1) “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund.

If any of the Reorganizations are approved, the Combined Fund will pay the Investment Adviser at the following rate:

•                  0.90% of the first $250 million of the Combined Fund’s average weekly net assets;

•                  0.80% on the next $250 million; and

•                  0.75% on amounts above $500 million.

The investment management agreements continue in effect for a period of two years from their respective effective dates, and if not terminated earlier, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund’s Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Directors of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund’s Board or a majority of the outstanding voting securities of the applicable Fund) or by the Investment Adviser, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party, except that the investment management agreement of each of SGF and GCH provides that the investment manager must provide at least 90 days’ written notice to the Fund. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the applicable investment adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the investment adviser’s part in the performance of its duties or from reckless disregard by the investment adviser of its duties under the investment management agreement. The investment management agreements also provide for indemnification by each Fund of the investment adviser, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

Each investment adviser will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the investment advisers are not exclusive, and the investment advisers provide similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees paid by each Fund to its investment adviser and any amounts waived by the investment adviser.

	ABE		SGF
FYE	Fees Pd.($)	Fees Waived($)	Fees Pd. ($)	Fees Waived($)
10/31/17	1,521,025	62,046	663,568	0
10/31/16	1,393,655	56,394	598,148	0
10/31/15	1,524,530	62,201	714,462	0

	CH		LAQ		ISL		IF		GCH
FYE	Fees Pd.	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
12/31/17	$831,141	$147,208	$1,710,119	$36,504	$949,897	$177,580	$743,798	$0	$1,079,446	$0
12/31/16	$680,193	$119.649	$1,368,082	$28,261	$856,288	$159,607	$666,638	$0	$904,538	$0
12/31/15	$761,667	$134,522	$1,405,255	$29,129	$930,036	$173,767	$731,578	$0	$1,034,414	$0

OTHER AGREEMENTS & SERVICE PROVIDERS

Administration

AAMI is U.S. administrator for each Fund. Subject to the control, supervision and direction of the Boards of Directors, AAMI is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Funds’ service providers; negotiation of the Funds’ service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Funds’ investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services. Each Fund pays AAMI monthly for administrative and fund accounting services, at an annual rate of 0.08% of the Fund’s average monthly net assets.

The table below shows the amounts paid by each Fund to AAMI for such services for the periods indicated:

FYE	ABE	SGF
10/31/17	$111,951	$71,948
10/31/16	$104,264	$64,018
10/31/15	$112,417	$160,007

FYE	CH	LAQ	ISL	IF	GCH
12/31/17	$28,639	$162,782	67,241	60,530	87,118
12/31/16	$24,246	$128,887	$63,752	$54,038	$72,363
12/31/15	$25,045	$129,934	$67,554	$59,501	$83,201

AAMI has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street performs certain of the foregoing administrative and fund accounting services for the Funds.  For the administration services provided by State Street to the Funds, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Investment Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

BTG Pactual Chile S.A. Administradora de Fondos de Inversión de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Chilean administrator to CH and LAQ. Under Chilean law, each of CH and LAQ is required to have an administrator in Chile with respect to its Chilean holdings. For its services to CH, BTG Pactual Chile is paid a fee, out of the administration fee payable to AAMI, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). For its services to CH and LAQ, BTG Pactual Chile is also paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.”) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of pocket expenses not to exceed 500 U.F. In addition, an accounting fee is also paid to BTG Pactual Chile. The Chilean Administrator is a Chilean corporation located at AV. Apoquindo 3721, Piso 19, Las Condes, Santiago, Chile. The Chilean Administrator performs various services for CH and LAQ, including (1) maintaining the general ledger and preparing financial statements required from the Fund pursuant to Chilean law and regulations, (2) making applications to the Central Bank for remittances of dividends, interest, net realized capital gains and capital outside Chile, (3) withholding Chilean taxes due on amounts remitted abroad on account of dividends, interest and net realized capital gains or otherwise, (4) acting as the Fund’s representative in Chile and (5) providing clerical assistance in connection with Chilean investments.  For the fiscal years ended December 31, 2017, 2016 and 2015, CH paid $145,588, $135,074 and $129,733, to BTG Pactual Chile, respectively, and LAQ paid $110,538, $106,586 and $97,704, respectively, for the same time periods. It is anticipated that CH will exit the FICE structure under Chilean law prior to the Reorganizations and the Combined Fund will not require a Chilean administrator.

Custodian

All securities owned by each of the Funds, and all cash including proceeds from the sale of securities in each such Fund’s investment portfolio, are held by State Street, 1 Heritage Drive, 3rd Floor North Quincy, MA 02171, as custodian.

Transfer Agent

Computershare Trust Company N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to each Fund’s common shares, except for SGF. American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 serves as SGF’s transfer agent with respect to the Fund’s common shares.

FUND MANAGEMENT

Portfolio Manager Information

Appendix B contains the following information regarding the Funds’ portfolio managers identified in the Joint Proxy Statement/Prospectus: (i) a description of the portfolio manager’s compensation structure, (ii) information regarding other accounts managed by the portfolio manager and (iii) potential conflicts of interest that might arise from the management of multiple accounts.

As of each Fund’s most recent fiscal year end, no portfolio manager owned shares of a Fund that he or she manages.

Portfolio Transactions and Brokerage Allocation

Each Fund’s investment adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) that buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the investment advisers in consideration for payment directly from such investment adviser.  Research services permitted to be paid from Fund dealing commissions under Section 28(e) of the Exchange Act are now paid for directly by each Fund’s investment adviser.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the investment advisers or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the investment adviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of the investment advisers to seek best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  These considerations are judgmental and are weighed by the investment advisers in determining the overall reasonableness of securities executions and commissions paid.  Subject to its obligation to seek best execution and oversight by each Fund’s Board, a Fund’s investment adviser has complete freedom as to the markets in and the broker-dealers through which it seeks this result. In selecting broker-dealers, the investment advisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to foreign exchange (“FX”) transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX.  FX transactions executed for the Funds are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The investment advisers or a third-party agent execute Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the investment advisers or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds and the investment advisers have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

A Fund’s investment adviser may cause such Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the investment adviser’s obligation to seek best-execution pursuant to the standards described above.

The investment advisers may direct security transactions to brokers providing brokerage and research services to the benefit of all clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.

Each of the Funds contemplate that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Fund’s investment adviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The investment advisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Funds nor the investment advisers have an agreement or understanding with a broker-dealer, or other arrangements to direct the Funds’ brokerage transactions to a broker-dealer because of the research services such broker provides to a Fund or the investment adviser. While the investment advisers do not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the investment advisers may receive research services from such broker-dealers.

Information about the brokerage commissions paid by the Funds is set forth in the following tables:

FYE	ABE	SGF
10/31/17	$52,824	$14,420
10/31/16	$51,235	$10,837
10/31/15	$52,013	$24,784

FYE	CH	LAQ	ISL	IF	GCH
12/31/17	$32,875	$55,589	$19,322	$8,829	$26,062
12/31/16	$16.030	$34,988	$21,473	$29,116	$21,560
12/31/15	$11,043	$42,750	$38,681	$27,721	$29,342

Each Fund paid no commissions to affiliates during its previous three fiscal years.

OTHER INFORMATION

Code of Ethics

Federal law requires the Funds and each of their investment advisers to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by a Fund).  The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

Regulations under the federal securities laws require the Funds and their investment advisers to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Fund.  Each Fund has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Fund’s investment adviser. The applicable investment adviser has adopted proxy voting policies and procedures, which have been reviewed and approved by each Fund’s Board, to ensure the proper and timely voting of the proxies on behalf of the Fund. Moreover, each Fund’s investment adviser will assist such Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of a Fund or its investment adviser will be submitted to the Board for approval or review, as the case may be. For additional information, please see the summary of AAML’s proxy voting policies and procedures attached hereto as Appendix C, which will be in place for the Combined Fund.

Information about how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 1-800-522-5465 for each Fund and (2) on the SEC’s website at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed KPMG LLP (“KPMG”) to be each Fund’s independent registered public accounting firm. KPMG is located at 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The audited financial statements of ABE and SGF for the fiscal year ended October 31, 2017 contained in each Fund’s October 31, 2017 Annual Report, as well as each Fund’s unaudited financial statements for the six months ended April 30, 2017 contained in each Fund’s April 30, 2017 Semi-Annual Report, are incorporated herein by reference.

The audited financial statements of CH, LAQ, ISL, IF and GCH for the fiscal year ended December 31, 2016 contained in each Fund’s December 31, 2016 Annual Report, as well as each Fund’s unaudited financial statements for the six months ended June 30, 2017 contained in each Fund’s June 30, 2017 Semi-Annual Report, are incorporated herein by reference.

On June 13, 2017, the Boards of CH, LAQ, ISL, IF and ABE approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each Fund, effective June 15, 2017. Each Board’s decision to approve the dismissal of PwC was recommended by the Audit and Valuation Committee of such Board. On June 15, 2017, each Fund dismissed PwC. On September 12, 2017, PwC resigned as the independent registered public accounting firm for SGF. During each Fund’s two most recent fiscal years and the subsequent interim period, no Fund, nor anyone on its behalf, consulted with PwC, on behalf of such Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the 1934 Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix A hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganizations of the Target Funds and GRR into the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments as of June 30, 2017; (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities as of June 30, 2017; (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended June 30, 2017; and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

A-1

APPENDIX A

PRO FORMA COMBINED FINANCIAL STATEMENTS (Unaudited)

Pro Forma Combined Portfolio of Investments

As of June 30, 2017 (Unaudited)

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Common Stocks		93.1%
Brazil		11.6%
AMBEV SA	Beverages		—	—	—	—	—	—	—	—
Arezzo Industria e Comercio SA(p)	Textiles, Apparel & Luxury Goods		—	—	198,961	1,964,446	—	—	—	—
BM&F Bovespa SA(p)	Capital Markets		—	—	—	—	—	—	—	—
Banco Bradesco SA	Banks		—	—	—	—	—	—	—	—
BRF SA(p)	Food Products		—	—	—	—	—	—	—	—
Cia Hering(p)	Specialty Retail		—	—	—	—	—	—	—	—
Iguatemi Empresa de Shopping Centers SA(p)	Real Estate Management & Development		—	—	293,155	2,913,056	—	—	—	—
Itau Unibanco Holding SA(p)	Banks		—	—	—	—	—	—	—	—
Linx SA(p)	Software		—	—	—	—	—	—	—	—
Localiza Rent a Car SA(p)	Road & Rail		—	—	112,272	1,530,104	—	—	—	—
Lojas Renner SA(p)	Multiline Retail		—	—	—	—	—	—	—	—
Multiplan Empreendimentos Imobiliarios SA(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
Natura Cosmeticos SA(p)	Personal Products		—	—	—	—	—	—	—	—
Odontoprev SA(p)	Health Care Providers & Services		—	—	481,595	1,693,556	—	—	—	—
TOTVS SA(p)	Software		—	—	193,845	1,764,727	—	—	—	—
Ultrapar Participacoes SA, ADR	Oil, Gas & Consumable Fuels		—	—	—	—	—	—	—	—
Vale SA, ADR(p)	Metals & Mining		—	—	—	—	—	—	—	—
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA(p)	Commercial Services & Supplies		—	—	165,537	740,017	—	—	—	—
WEG SA(p)	Machinery		—	—	—	—	—	—	—	—
Wilson Sons Ltd., BDR	Transportation Infrastructure		—	—	243,482	2,828,093	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Common Stocks
Brazil
AMBEV SA	Beverages	1,618,941	8,947,692	—	—	—	—	—	—	1,618,941	8,947,692
Arezzo Industria e Comercio SA(p)	Textiles, Apparel & Luxury Goods	479,354	4,732,913	—	—	—	—	—	—	678,315	6,697,359
BM&F Bovespa SA(p)	Capital Markets	827,563	4,933,553	—	—	—	—	—	—	827,563	4,933,553
Banco Bradesco SA	Banks	24,000	199,946	—	—	—	—	—	—	24,000	199,946
BRF SA(p)	Food Products	388,868	4,601,294	—	—	—	—	—	—	388,868	4,601,294
Cia Hering(p)	Specialty Retail	285,586	1,702,534	—	—	—	—	—	—	285,586	1,702,534
Iguatemi Empresa de Shopping Centers SA(p)	Real Estate Management & Development	255,000	2,533,913	—	—	—	—	—	—	548,155	5,446,969
Itau Unibanco Holding SA(p)	Banks	81,500	800,510	—	—	—	—	—	—	81,500	800,510
Linx SA(p)	Software	471,600	2,540,994	—	—	—	—	—	—	471,600	2,540,994
Localiza Rent a Car SA(p)	Road & Rail	306,442	4,176,358	—	—	—	—	—	—	418,714	5,706,462
Lojas Renner SA(p)	Multiline Retail	1,224,713	10,121,839	—	—	—	—	—	—	1,224,713	10,121,839
Multiplan Empreendimentos Imobiliarios SA(p)	Real Estate Management & Development	402,334	7,932,765	—	—	—	—	—	—	402,334	7,932,765
Natura Cosmeticos SA(p)	Personal Products	268,300	2,081,352	—	—	—	—	—	—	268,300	2,081,352
Odontoprev SA(p)	Health Care Providers & Services	720,887	2,535,040	—	—	—	—	—	—	1,202,482	4,228,596
TOTVS SA(p)	Software	299,912	2,730,341	—	—	—	—	—	—	493,757	4,495,068
Ultrapar Participacoes SA, ADR	Oil, Gas & Consumable Fuels	311,000	7,317,830	—	—	—	—	—	—	311,000	7,317,830
Vale SA, ADR(p)	Metals & Mining	760,259	6,652,266	—	—	—	—	—	—	760,259	6,652,266
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA(p)	Commercial Services & Supplies	363,632	1,625,582	—	—	—	—	—	—	529,169	2,365,599
WEG SA(p)	Machinery	704,094	3,761,799	—	—	—	—	—	—	704,094	3,761,799
Wilson Sons Ltd., BDR	Transportation Infrastructure	289,400	3,361,439	—	—	—	—	—	—	532,882	6,189,532
											96,723,959

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Chile		11.4%
Antarchile SA(p)	Industrial Conglomerates		—	—	—	—	—	—	—	—
Banco de Chile(p)	Banks		—	—	—	—	—	—	—	—
Banco de Credito e Inversiones(p)	Banks		—	—	—	—	—	—	—	—
Banco Santander Chile(p)	Banks		—	—	—	—	—	—	—	—
Banco Santander Chile, ADR	Banks		—	—	—	—	—	—	—	—
Banmedica SA(p)	Health Care Providers & Services		—	—	—	—	—	—	—	—
Cencosud SA(p)	Food & Staples Retailing		—	—	—	—	—	—	—	—
Cia Cervecerias Unidas SA(p)	Beverages		—	—	—	—	—	—	—	—
Coca-Cola Embonor SA, Class A(a)(b)(p)	Beverages		—	—	—	—	—	—	—	—
Embotelladora Andina SA(b)(p)	Beverages		—	—	—	—	—	—	—	—
Embotelladora Andina SA, ADR, Class A(b)(p)	Beverages		—	—	—	—	—	—	—	—
Empresa Nacional de Telecomunicaciones SA(p)	Wireless Telecommunication Services		—	—	—	—	—	—	—	—
Empresas COPEC SA(p)	Oil, Gas & Consumable Fuels		—	—	—	—	—	—	—	—
Enel Americas SA(p)	Electric Utilities		—	—	—	—	—	—	—	—
Enel Chile SA(p)	Electric Utilities		—	—	—	—	—	—	—	—
Forus SA(p)	Textiles, Apparel & Luxury Goods		—	—	—	—	—	—	—	—
Inversiones Aguas Metropolitanas SA	Water Utilities		—	—	—	—	—	—	—	—
Parque Arauco SA(p)	Real Estate Management & Development		—	—	1,791,700	4,512,820	—	—	—	—
Quinenco SA(p)	Industrial Conglomerates		—	—	—	—	—	—	—	—
S.A.C.I. Falabella(p)	Multiline Retail		—	—	—	—	—	—	—	—
Sociedad Matriz SAAM SA(p)	Transportation Infrastructure		—	—	—	—	—	—	—	—
Sonda SA(p)	Information Technology Services		—	—	626,000	1,027,891	—	—	—	—
Vina Concha y Toro SA(p)	Beverages		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Chile
Antarchile SA(p)	Industrial Conglomerates	—	—	—	—	—	—	202,000	2,525,666	202,000	2,525,666
Banco de Chile(p)	Banks	—	—	—	—	—	—	31,213,901	4,090,851	31,213,901	4,090,851
Banco de Credito e Inversiones(p)	Banks	—	—	—	—	—	—	36,084	2,019,389	36,084	2,019,389
Banco Santander Chile(p)	Banks	33,039,969	2,103,867	—	—	—	—	115,855,987	7,377,295	148,895,956	9,481,162
Banco Santander Chile, ADR	Banks	94,000	2,388,540	—	—	—	—	—	—	94,000	2,388,540
Banmedica SA(p)	Health Care Providers & Services	—	—	—	—	—	—	1,326,977	3,256,348	1,326,977	3,256,348
Cencosud SA(p)	Food & Staples Retailing	—	—	—	—	—	—	1,260,750	3,355,922	1,260,750	3,355,922
Cia Cervecerias Unidas SA(p)	Beverages	—	—	—	—	—	—	271,283	3,568,639	271,283	3,568,639
Coca-Cola Embonor SA, Class A(a)(b)(p)	Beverages	—	—	—	—	—	—	1,576,732	2,926,274	1,576,732	2,926,274
Embotelladora Andina SA(b)(p)	Beverages	—	—	—	—	—	—	1,165,161	4,132,673	1,165,161	4,132,673
Embotelladora Andina SA, ADR, Class A(b)(p)	Beverages	206,000	4,676,200	—	—	—	—	—	—	206,000	4,676,200
Empresa Nacional de Telecomunicaciones SA(p)	Wireless Telecommunication Services	—	—	—	—	—	—	181,784	1,976,327	181,784	1,976,327
Empresas COPEC SA(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	299,639	3,279,294	299,639	3,279,294
Enel Americas SA(p)	Electric Utilities	—	—	—	—	—	—	24,975,400	4,740,181	24,975,400	4,740,181
Enel Chile SA(p)	Electric Utilities	—	—	—	—	—	—	20,726,000	2,276,714	20,726,000	2,276,714
Forus SA(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	559,034	1,962,188	559,034	1,962,188
Inversiones Aguas Metropolitanas SA	Water Utilities	—	—	—	—	—	—	1,471,500	2,467,186	1,471,500	2,467,186
Parque Arauco SA(p)	Real Estate Management & Development	1,380,000	3,475,856	—	—	—	—	2,105,000	5,301,940	5,276,700	13,290,616
Quinenco SA(p)	Industrial Conglomerates	—	—	—	—	—	—	281,000	778,880	281,000	778,880
S.A.C.I. Falabella(p)	Multiline Retail	740,000	6,080,747	—	—	—	—	898,583	7,383,859	1,638,583	13,464,606
Sociedad Matriz SAAM SA(p)	Transportation Infrastructure	—	—	—	—	—	—	14,102,700	1,295,921	14,102,700	1,295,921
Sonda SA(p)	Information Technology Services	—	—	—	—	—	—	1,681,000	2,760,200	2,307,000	3,788,091
Vina Concha y Toro SA(p)	Beverages	—	—	—	—	—	—	1,854,000	2,868,313	1,854,000	2,868,313
											94,609,981

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
China		5.5%
Anhui Conch Cement Co. Ltd., H Shares(c)(p)	Construction Materials		—	—	—	—	—	—	—	—
Beijing Capital International Airport Co. Ltd., H Shares(c)(p)	Transportation Infrastructure		—	—	—	—	—	—	—	—
China Conch Venture Holdings Ltd.(c)(p)	Machinery		1,130,000	2,068,761	—	—	—	—	—	—
China International Travel Service Corp. Ltd., A Shares(c)(p)	Hotels, Restaurants & Leisure		529,840	2,352,747	—	—	—	—	—	—
China Merchants Bank Co. Ltd., A Shares(c)(d)(p)	Banks		727,000	2,562,042	—	—	—	—	—	—
China Merchants Bank Co. Ltd., H Shares(c)(p)	Banks		80,000	241,071	—	—	—	—	—	—
China Mobile Ltd.(c)	Wireless Telecommunication Services		383,000	4,060,490	—	—	—	—	—	—
China Resources Land Ltd.(c)	Real Estate Management & Development		586,000	1,707,174	—	—	—	—	—	—
CNOOC Ltd.(c)(p)	Oil, Gas & Consumable Fuels		1,723,000	1,890,544	—	—	—	—	—	—
CSPC Pharmaceutical Group Ltd.(c)(p)	Pharmaceuticals		1,480,000	2,161,702	—	—	—	—	—	—
Fuyao Glass Industry Group Co. Ltd., H Shares(c)(e)(p)	Auto Components		698,400	2,673,559	—	—	—	—	—	—
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares(c)(d)(p)	Electronic Equipment Instruments & Components		726,125	3,462,993	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
China
Anhui Conch Cement Co. Ltd., H Shares(c)(p)	Construction Materials	—	—	—	—	154,500	536,940	—	—	154,500	536,940
Beijing Capital International Airport Co. Ltd., H Shares(c)(p)	Transportation Infrastructure	—	—	—	—	312,000	439,439	—	—	312,000	439,439
China Conch Venture Holdings Ltd.(c)(p)	Machinery	—	—	—	—	—	—	—	—	1,130,000	2,068,761
China International Travel Service Corp. Ltd., A Shares(c)(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	529,840	2,352,747
China Merchants Bank Co. Ltd., A Shares(c)(d)(p)	Banks	—	—	—	—	—	—	—	—	727,000	2,562,042
China Merchants Bank Co. Ltd., H Shares(c)(p)	Banks	—	—	—	—	—	—	—	—	80,000	241,071
China Mobile Ltd.(c)	Wireless Telecommunication Services	—	—	—	—	135,700	1,438,665	—	—	518,700	5,499,155
China Resources Land Ltd.(c)	Real Estate Management & Development	—	—	—	—	152,000	442,816	—	—	738,000	2,149,990
CNOOC Ltd.(c)(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	—	—	1,723,000	1,890,544
CSPC Pharmaceutical Group Ltd.(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	1,480,000	2,161,702
Fuyao Glass Industry Group Co. Ltd., H Shares(c)(e)(p)	Auto Components	—	—	—	—	—	—	—	—	698,400	2,673,559
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares(c)(d)(p)	Electronic Equipment Instruments & Components	—	—	—	—	—	—	—	—	726,125	3,462,993

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)(c)(d)	Electronic Equipment Instruments & Components		150	715	—	—	—	—	—	—
Kweichow Moutai Co. Ltd., A Shares(c)	Beverages		31,500	2,193,214	—	—	—	—	—	—
PetroChina Co. Ltd., H Shares(c)(p)	Oil, Gas & Consumable Fuels		3,192,000	1,952,771	—	—	—	—	—	—
Shanghai International Airport Co. Ltd., A Shares(c)(d)(p)	Transportation Infrastructure		432,923	2,381,450	—	—	—	—	—	—
Tencent Holdings Ltd.(c)	Internet Software & Services		31,000	1,112,123	—	—	—	—	—	—
Shenzhen Airport Co. Ltd., A Shares (Stock Connect)(d)(p)	Transportation Infrastructure		—	—	1,085,092	1,496,513	—	—	—	—
Tong Ren Tang Technologies Co. Ltd., H Shares(c)(p)	Pharmaceuticals		1,510,000	2,322,097	1,172,000	1,802,316	—	—	—	—
Yanlord Land Group Ltd.(c)(p)	Real Estate Management & Development		1,330,000	1,695,216	1,969,400	2,510,194	—	—	—	—
Yum China Holdings, Inc.(f)	Hotels, Restaurants & Leisure		32,500	1,281,475	—	—	—	—	—	—

Colombia		0.4%
Bancolombia SA(p)	Banks		—	—	—	—	—	—	—	—

Egypt		0.2%
Edita Food Industries SAE, GDR(p)	Food Products		—	—	133,914	748,579	—	—	—	—
Juhayna Food Industries(f)(p)	Food Products		—	—	2,247,692	967,550	—	—	—	—

Hong Kong		9.0%
AIA Group Ltd.(c)	Insurance		963,000	7,045,654	—	—	—	—	—	—
Asia Satellite Telecommunications Holdings Ltd.(p)	Diversified Telecommunication Services		733,000	780,182	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)(c)(d)	Electronic Equipment Instruments & Components	—	—	—	—	—	—	—	—	150	715
Kweichow Moutai Co. Ltd., A Shares(c)	Beverages	—	—	—	—	—	—	—	—	31,500	2,193,214
PetroChina Co. Ltd., H Shares(c)(p)	Oil, Gas & Consumable Fuels	—	—	—	—	1,118,000	683,959	—	—	4,310,000	2,636,730
Shanghai International Airport Co. Ltd., A Shares(c)(d)(p)	Transportation Infrastructure	—	—	—	—	—	—	—	—	432,923	2,381,450
Tencent Holdings Ltd.(c)	Internet Software & Services	—	—	—	—	—	—	—	—	31,000	1,112,123
Shenzhen Airport Co. Ltd., A Shares (Stock Connect)(d)(p)	Transportation Infrastructure	—	—	—	—	—	—	—	—	1,085,092	1,496,513
Tong Ren Tang Technologies Co. Ltd., H Shares(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	2,682,000	4,124,413
Yanlord Land Group Ltd.(c)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	3,299,400	4,205,410
Yum China Holdings, Inc.(f)	Hotels, Restaurants & Leisure	—	—	—	—	18,000	709,740	—	—	50,500	1,991,215
											46,180,726
Colombia
Bancolombia SA(p)	Banks	290,000	3,024,199	—	—	—	—	—	—	290,000	3,024,199
											3,024,199
Egypt
Edita Food Industries SAE, GDR(p)	Food Products	—	—	—	—	—	—	—	—	133,914	748,579
Juhayna Food Industries(f)(p)	Food Products	—	—	—	—	—	—	—	—	2,247,692	967,550
											1,716,129
Hong Kong
AIA Group Ltd.(c)	Insurance	—	—	—	—	207,200	1,515,950	—	—	1,170,200	8,561,604
Asia Satellite Telecommunications Holdings Ltd.(p)	Diversified Telecommunication Services	—	—	—	—	—	—	—	—	733,000	780,182

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
ASM Pacific Technology Ltd.(c)(p)	Semiconductors & Semiconductor Equipment		129,000	1,740,561	—	—	—	—	—	—
Convenience Retail Asia Ltd.(a)(p)	Food & Staples Retailing		1,990,000	986,404	—	—	—	—	—	—
Dah Sing Financial Holdings Ltd.(c)(p)	Banks		100,000	839,399	—	—	—	—	—	—
Dairy Farm International Holdings Ltd.(p)	Food & Staples Retailing		183,900	1,449,132	—	—	—	—	—	—
Giordano International Ltd.(c)(p)	Specialty Retail		2,998,000	1,712,355	—	—	—	—	—	—
Global Brands Group Holding Ltd.(c)(f)(p)	Textiles, Apparel & Luxury Goods		8,898,000	933,287	—	—	—	—	—	—
Hang Lung Properties Ltd.(c)	Real Estate Management & Development		1,220,000	3,048,957	—	—	—	—	—	—
HKBN Ltd.(c)(p)	Diversified Telecommunication Services		1,077,500	1,081,056	—	—	—	—	—	—
Hong Kong & China Gas Co. Ltd.(c)(p)	Gas Utilities		781,043	1,468,891	—	—	—	—	—	—
Hong Kong Aircraft Engineering Co. Ltd.(p)	Transportation Infrastructure		80,800	553,676	—	—	—	—	—	—
Hong Kong Exchanges & Clearing Ltd.(c)	Capital Markets		68,786	1,777,044	—	—	—	—	—	—
Hongkong & Shanghai Hotels Ltd. (The)(c)(p)	Hotels, Restaurants & Leisure		823,242	1,486,252	—	—	—	—	—	—
HSBC Holdings PLC(c)(p)	Banks		588,396	5,466,424	—	—	—	—	—	—
Jardine Matheson Holdings Ltd.(c)(p)	Industrial Conglomerates		—	—	—	—	—	—	—	—
Jardine Strategic Holdings Ltd.(c)(p)	Industrial Conglomerates		150,200	6,261,443	—	—	—	—	—	—
Kerry Logistics Network Ltd.(c)(p)	Air Freight & Logistics		1,749,000	2,584,409	—	—	—	—	—	—
MTR Corp. Ltd.(c)(p)	Road & Rail		959,058	5,396,936	—	—	—	—	—	—
Pacific Basin Shipping Ltd.(c)(f)(p)	Marine		7,510,000	1,664,479	17,839,000	3,953,746	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
ASM Pacific Technology Ltd.(c)(p)	Semiconductors & Semiconductor Equipment	—	—	—	—	—	—	—	—	129,000	1,740,561
Convenience Retail Asia Ltd.(a)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	1,990,000	986,404
Dah Sing Financial Holdings Ltd.(c)(p)	Banks	—	—	—	—	—	—	—	—	100,000	839,399
Dairy Farm International Holdings Ltd.(p)	Food & Staples Retailing	—	—	—	—	54,700	431,036	—	—	238,600	1,880,168
Giordano International Ltd.(c)(p)	Specialty Retail	—	—	—	—	—	—	—	—	2,998,000	1,712,355
Global Brands Group Holding Ltd.(c)(f)(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	8,898,000	933,287
Hang Lung Properties Ltd.(c)	Real Estate Management & Development	—	—	—	—	382,000	954,673	—	—	1,602,000	4,003,630
HKBN Ltd.(c)(p)	Diversified Telecommunication Services	—	—	—	—	—	—	—	—	1,077,500	1,081,056
Hong Kong & China Gas Co. Ltd.(c)(p)	Gas Utilities	—	—	—	—	—	—	—	—	781,043	1,468,891
Hong Kong Aircraft Engineering Co. Ltd.(p)	Transportation Infrastructure	—	—	—	—	—	—	—	—	80,800	553,676
Hong Kong Exchanges & Clearing Ltd.(c)	Capital Markets	—	—	—	—	29,342	758,033	—	—	98,128	2,535,077
Hongkong & Shanghai Hotels Ltd. (The)(c)(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	823,242	1,486,252
HSBC Holdings PLC(c)(p)	Banks	—	—	—	—	107,245	996,347	—	—	695,641	6,462,771
Jardine Matheson Holdings Ltd.(c)(p)	Industrial Conglomerates	—	—	83,800	5,379,621	—	—	—	—	83,800	5,379,621
Jardine Strategic Holdings Ltd.(c)(p)	Industrial Conglomerates	—	—	11,500	479,405	62,500	2,605,461	—	—	224,200	9,346,309
Kerry Logistics Network Ltd.(c)(p)	Air Freight & Logistics	—	—	—	—	—	—	—	—	1,749,000	2,584,409
MTR Corp. Ltd.(c)(p)	Road & Rail	—	—	—	—	52,345	294,563	—	—	1,011,403	5,691,499
Pacific Basin Shipping Ltd.(c)(f)(p)	Marine	—	—	—	—	—	—	—	—	25,349,000	5,618,225

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Shangri-La Asia Ltd.(p)	Hotels, Restaurants & Leisure		1,224,000	2,075,679	—	—	—	—	—	—
Swire Pacific Ltd., Class A(c)(p)	Real Estate Management & Development		228,000	2,225,657	—	—	—	—	—	—
Swire Pacific Ltd., Class B(c)(p)	Real Estate Management & Development		380,000	664,745	—	—	—	—	—	—
Swire Properties Ltd.(c)(p)	Real Estate Management & Development		1,106,400	3,647,156	—	—	—	—	—	—
Texwinca Holdings Ltd.(c)(p)	Textiles, Apparel & Luxury Goods		960,000	582,806	—	—	—	—	—	—

India		3.6%
Castrol (India) Ltd.(c)(p)	Chemicals		—	—	235,000	1,469,635	—	—	—	—
Container Corp. of India Ltd.(c)(p)	Road & Rail		—	—	180,000	3,191,451	—	—	—	—
Godrej Consumer Products Ltd.(c)(p)	Personal Products		—	—	358,744	5,378,936	—	—	—	—
HDFC Bank Ltd.(c)(p)	Banks		—	—	—	—	—	—	—	—
Hero MotoCorp Ltd.(c)	Automobiles		—	—	—	—	—	—	—	—
Hindustan Unilever Ltd.(c)	Household Products		—	—	—	—	—	—	—	—
Housing Development Finance Corp. Ltd.(c)(p)	Thrifts & Mortgage Finance		—	—	—	—	—	—	—	—
Infosys Ltd.(c)(p)	Information Technology Services		—	—	—	—	—	—	—	—
ITC Ltd.(c)	Tobacco		—	—	—	—	—	—	—	—
Kansai Nerolac Paints Ltd.(c)(p)	Chemicals		—	—	450,000	3,060,321	—	—	—	—
Kotak Mahindra Bank Ltd.(c)(p)	Banks		—	—			—	—	—	—
Mphasis Ltd.(c)(p)	Information Technology Services		—	—	204,185	1,889,331	—	—	—	—
Piramal Enterprises Ltd.(c)(f)(p)	Pharmaceuticals		—	—	82,500	3,558,759	—	—	—	—
Ramco Cements Ltd. (The)(c)(f)(p)	Construction Materials		—	—	341,000	3,714,564	—	—	—	—
Tata Consultancy Services Ltd.(c)	Information Technology Services		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Shangri-La Asia Ltd.(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	1,224,000	2,075,679
Swire Pacific Ltd., Class A(c)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	228,000	2,225,657
Swire Pacific Ltd., Class B(c)(p)	Real Estate Management & Development	—	—	—	—	927,500	1,622,501	—	—	1,307,500	2,287,246
Swire Properties Ltd.(c)(p)	Real Estate Management & Development	—	—	—	—	48,600	160,206	—	—	1,155,000	3,807,362
Texwinca Holdings Ltd.(c)(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	960,000	582,806
											74,624,126
India
Castrol (India) Ltd.(c)(p)	Chemicals	—	—	—	—	—	—	—	—	235,000	1,469,635
Container Corp. of India Ltd.(c)(p)	Road & Rail	—	—	—	—	—	—	—	—	180,000	3,191,451
Godrej Consumer Products Ltd.(c)(p)	Personal Products	—	—	—	—	—	—	—	—	358,744	5,378,936
HDFC Bank Ltd.(c)(p)	Banks	—	—	—	—	21,500	550,139	—	—	21,500	550,139
Hero MotoCorp Ltd.(c)	Automobiles	—	—	—	—	13,200	752,038	—	—	13,200	752,038
Hindustan Unilever Ltd.(c)	Household Products	—	—	—	—	16,300	272,260	—	—	16,300	272,260
Housing Development Finance Corp. Ltd.(c)(p)	Thrifts & Mortgage Finance	—	—	—	—	84,008	2,094,054	—	—	84,008	2,094,054
Infosys Ltd.(c)(p)	Information Technology Services	—	—	—	—	22,124	319,846	—	—	22,124	319,846
ITC Ltd.(c)	Tobacco	—	—	—	—	264,950	1,322,733	—	—	264,950	1,322,733
Kansai Nerolac Paints Ltd.(c)(p)	Chemicals	—	—	—	—	—	—	—	—	450,000	3,060,321
Kotak Mahindra Bank Ltd.(c)(p)	Banks	—	—	—	—	30,500	451,726	—	—	30,500	451,726
Mphasis Ltd.(c)(p)	Information Technology Services	—	—	—	—	—	—	—	—	204,185	1,889,331
Piramal Enterprises Ltd.(c)(f)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	82,500	3,558,759
Ramco Cements Ltd. (The)(c)(f)(p)	Construction Materials	—	—	—	—	—	—	—	—	341,000	3,714,564
Tata Consultancy Services Ltd.(c)	Information Technology Services	—	—	—	—	17,971	656,033	—	—	17,971	656,033

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
UltraTech Cement Ltd.(c)(p)	Construction Materials		—	—	—	—	—	—	—	—

Indonesia		9.8%
Ace Hardware Indonesia Tbk PT(p)	Specialty Retail		—	—	45,278,000	3,601,177	25,912,000	2,060,906	—	—
AKR Corporindo Tbk PT(p)	Trading Companies & Distributors		—	—	9,086,300	4,448,554	6,159,000	3,015,380	—	—
Astra Agro Lestari Tbk PT(p)	Food Products		—	—	—	—	320,000	352,954	—	—
Astra International Tbk PT(c)	Automobiles		—	—	—	—	4,616,610	3,093,114	—	—
Bank Central Asia Tbk PT(c)(p)	Banks		—	—	—	—	4,454,000	6,074,444	—	—
Bank OCBC NISP Tbk PT(c)(f)(p)	Banks		—	—	—	—	31,230,884	4,133,431	—	—
Bank Permata Tbk PT(c)(f)(p)	Banks		—	—	22,277,147	1,156,215	58,232,342	3,022,341	—	—
Delfi Ltd.(p)	Food Products		—	—	2,170,000	3,152,352	1,585,800	2,303,686	—	—
Hanjaya Mandala Sampoerna Tbk PT(p)	Tobacco		—	—	—	—	8,510,000	2,451,953	—	—
Hero Supermarket Tbk PT(f)(p)	Food & Staples Retailing		—	—	—	—	14,945,000	1,345,639	—	—
Holcim Indonesia Tbk PT(c)(p)	Construction Materials		—	—	17,142,800	964,486	30,792,300	1,732,432	—	—
Indo Tambangraya Megah Tbk PT(c)(p)	Oil, Gas & Consumable Fuels		—	—	—	—	1,090,000	1,415,475	—	—
Indocement Tunggal Prakarsa Tbk PT(c)	Construction Materials		—	—	—	—	2,422,700	3,348,096	—	—
Kalbe Farma Tbk PT(c)(p)	Pharmaceuticals		—	—	—	—	16,000,000	1,947,746	—	—
Mandom Indonesia Tbk PT(p)	Personal Products		—	—	—	—	2,165,800	2,835,731	—	—
Merck Tbk PT(p)	Pharmaceuticals		—	—	—	—	2,500,000	1,739,824	—	—
Mitra Keluarga Karyasehat Tbk PT(p)	Health Care Providers & Services		—	—	—	—	7,120,000	1,068,467	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
UltraTech Cement Ltd.(c)(p)	Construction Materials	—	—	—	—	19,500	1,192,525	—	—	19,500	1,192,525
											29,874,351
Indonesia
Ace Hardware Indonesia Tbk PT(p)	Specialty Retail	—	—	—	—	—	—	—	—	71,190,000	5,662,083
AKR Corporindo Tbk PT(p)	Trading Companies & Distributors	—	—	—	—	—	—	—	—	15,245,300	7,463,934
Astra Agro Lestari Tbk PT(p)	Food Products	—	—	—	—	—	—	—	—	320,000	352,954
Astra International Tbk PT(c)	Automobiles	—	—	—	—	550,000	368,498	—	—	5,166,610	3,461,612
Bank Central Asia Tbk PT(c)(p)	Banks	—	—	—	—	774,400	1,056,140	—	—	5,228,400	7,130,584
Bank OCBC NISP Tbk PT(c)(f)(p)	Banks	—	—	—	—	—	—	—	—	31,230,884	4,133,431
Bank Permata Tbk PT(c)(f)(p)	Banks	—	—	—	—	—	—	—	—	80,509,489	4,178,556
Delfi Ltd.(p)	Food Products	—	—	832,200	1,208,934	—	—	—	—	4,588,000	6,664,972
Hanjaya Mandala Sampoerna Tbk PT(p)	Tobacco	—	—	—	—	—	—	—	—	8,510,000	2,451,953
Hero Supermarket Tbk PT(f)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	14,945,000	1,345,639
Holcim Indonesia Tbk PT(c)(p)	Construction Materials	—	—	—	—	—	—	—	—	47,935,100	2,696,918
Indo Tambangraya Megah Tbk PT(c)(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	—	—	1,090,000	1,415,475
Indocement Tunggal Prakarsa Tbk PT(c)	Construction Materials	—	—	—	—	—	—	—	—	2,422,700	3,348,096
Kalbe Farma Tbk PT(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	16,000,000	1,947,746
Mandom Indonesia Tbk PT(p)	Personal Products	—	—	—	—	—	—	—	—	2,165,800	2,835,731
Merck Tbk PT(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	2,500,000	1,739,824
Mitra Keluarga Karyasehat Tbk PT(p)	Health Care Providers & Services	—	—	—	—	—	—	—	—	7,120,000	1,068,467

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Multi Bintang Indonesia Tbk PT(c)(p)	Beverages		—	—	—	—	2,070,000	1,869,597	—	—
Ramayana Lestari Sentosa Tbk PT(c)(p)	Multiline Retail		—	—	—	—	18,383,000	1,690,963	—	—
Saratoga Investama Sedaya Tbk PT(p)	Capital Markets		—	—	—	—	1,361,100	337,020	—	—
Sepatu Bata Tbk PT(p)	Textiles, Apparel & Luxury Goods		—	—	—	—	39,100,000	2,449,709	—	—
Surya Citra Media Tbk PT(c)(p)	Media		—	—	—	—	3,600,000	699,628	—	—
Telekomunikasi Indonesia Persero Tbk PT(c)	Diversified Telecommunication Services		—	—	—	—	9,397,800	3,191,411	—	—
Ultrajaya Milk Industry & Trading Co. Tbk PT(c)(f)(p)	Food Products		—	—	—	—	5,442,300	2,043,689	—	—
Unilever Indonesia Tbk PT(p)	Household Products		—	—	—	—	1,070,800	3,920,843	—	—
United Tractors Tbk PT(c)(p)	Oil, Gas & Consumable Fuels		—	—	—	—	1,226,000	2,523,360	—	—
Wintermar Offshore Marine Tbk PT(f)(p)	Energy Equipment & Services		—	—	—	—	49,782,047	1,053,351	—	—
XL Axiata Tbk PT(c)(f)(p)	Wireless Telecommunication Services		—	—	256,600	65,634	12,027,500	3,076,453	—	—

Israel		9.0%
Azrieli Group Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	74,600	4,143,964
Bank Hapoalim BM(c)(p)	Banks		—	—	—	—	—	—	602,600	4,063,434
Bank Leumi Le-Israel BM(c)(p)	Banks		—	—	—	—	—	—	762,000	3,702,183
Bezeq The Israeli Telecommunication Corp. Ltd.(c)(p)	Diversified Telecommunication Services		—	—	—	—	—	—	2,404,704	3,988,899
Check Point Software Technologies Ltd.(f)(p)	Software		—	—	—	—	—	—	94,653	10,324,749
Elbit Systems Ltd.(c)(p)	Aerospace & Defense		—	—	—	—	—	—	32,735	4,038,011
First International Bank of Israel Ltd.(c)(p)	Banks		—	—	—	—	—	—	98,000	1,775,536

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Multi Bintang Indonesia Tbk PT(c)(p)	Beverages	—	—	—	—	—	—	—	—	2,070,000	1,869,597
Ramayana Lestari Sentosa Tbk PT(c)(p)	Multiline Retail	—	—	—	—	—	—	—	—	18,383,000	1,690,963
Saratoga Investama Sedaya Tbk PT(p)	Capital Markets	—	—	—	—	—	—	—	—	1,361,100	337,020
Sepatu Bata Tbk PT(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	39,100,000	2,449,709
Surya Citra Media Tbk PT(c)(p)	Media	—	—	—	—	—	—	—	—	3,600,000	699,628
Telekomunikasi Indonesia Persero Tbk PT(c)	Diversified Telecommunication Services	—	—	—	—	—	—	—	—	9,397,800	3,191,411
Ultrajaya Milk Industry & Trading Co. Tbk PT(c)(f)(p)	Food Products	—	—	—	—	—	—	—	—	5,442,300	2,043,689
Unilever Indonesia Tbk PT(p)	Household Products	—	—	—	—	152,000	556,564	—	—	1,222,800	4,477,407
United Tractors Tbk PT(c)(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	—	—	1,226,000	2,523,360
Wintermar Offshore Marine Tbk PT(f)(p)	Energy Equipment & Services	—	—	—	—	—	—	—	—	49,782,047	1,053,351
XL Axiata Tbk PT(c)(f)(p)	Wireless Telecommunication Services	—	—	—	—	—	—	—	—	12,284,100	3,142,087
											81,376,197
Israel
Azrieli Group Ltd.(c)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	74,600	4,143,964
Bank Hapoalim BM(c)(p)	Banks	—	—	—	—	—	—	—	—	602,600	4,063,434
Bank Leumi Le-Israel BM(c)(p)	Banks	—	—	—	—	—	—	—	—	762,000	3,702,183
Bezeq The Israeli Telecommunication Corp. Ltd.(c)(p)	Diversified Telecommunication Services	—	—	—	—	—	—	—	—	2,404,704	3,988,899
Check Point Software Technologies Ltd.(f)(p)	Software	—	—	—	—	—	—	—	—	94,653	10,324,749
Elbit Systems Ltd.(c)(p)	Aerospace & Defense	—	—	—	—	—	—	—	—	32,735	4,038,011
First International Bank of Israel Ltd.(c)(p)	Banks	—	—	—	—	—	—	—	—	98,000	1,775,536

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Fox Wizel Ltd.(p)	Textiles, Apparel & Luxury Goods		—	—	—	—	—	—	119,000	2,507,346
Frutarom Industries Ltd.(c)(p)	Chemicals		—	—	—	—	—	—	120,000	8,377,503
Israel Chemicals Ltd.(c)(p)	Chemicals		—	—	—	—	—	—	389,500	1,837,362
Ituran Location and Control Ltd.(p)	Communications Equipment		—	—	—	—	—	—	210,046	6,574,440
Matomy Media Group Ltd.(f)(p)	Internet Software & Services		—	—	—	—	—	—	415,000	526,328
Mizrahi Tefahot Bank Ltd.(c)(p)	Banks		—	—	—	—	—	—	230,600	4,192,812
NICE Ltd.(c)(p)	Software		—	—	—	—	—	—	58,000	4,569,599
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.(p)	Food & Staples Retailing		—	—	—	—	—	—	86,516	4,250,962
Sapiens International Corp. NV(c)(p)	Software		—	—	—	—	—	—	95,225	1,089,332
Strauss Group Ltd.(c)(p)	Food Products		—	—	—	—	—	—	136,000	2,661,605
Teva Pharmaceutical Industries Ltd.(c)(p)	Pharmaceuticals		—	—	—	—	—	—	174,820	5,763,976

Italy		0.5%
Tenaris SA, ADR(p)	Energy Equipment & Services		—	—	—	—	—	—	—	—

Jordan		0.2%
Hikma Pharmaceuticals PLC(c)(p)	Pharmaceuticals		—	—	75,317	1,442,434	—	—	—	—

Kenya		0.2%
East African Breweries Ltd.(p)	Beverages		—	—	701,800	1,624,224	—	—	—	—

Malaysia		1.2%
Aeon Co. (M) Bhd(p)	Multiline Retail		—	—	4,537,900	2,367,977	—	—	—	—
British American Tobacco Malaysia Bhd(p)	Tobacco		—	—	—	—	—	—	—	—
CIMB Group Holdings Bhd(c)(p)	Banks		—	—	—	—	—	—	—	—
Heineken Malaysia Bhd	Beverages		—	—	271,100	1,168,357	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Fox Wizel Ltd.(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	119,000	2,507,346
Frutarom Industries Ltd.(c)(p)	Chemicals	—	—	—	—	—	—	—	—	120,000	8,377,503
Israel Chemicals Ltd.(c)(p)	Chemicals	—	—	—	—	—	—	—	—	389,500	1,837,362
Ituran Location and Control Ltd.(p)	Communications Equipment	—	—	—	—	—	—	—	—	210,046	6,574,440
Matomy Media Group Ltd.(f)(p)	Internet Software & Services	—	—	—	—	—	—	—	—	415,000	526,328
Mizrahi Tefahot Bank Ltd.(c)(p)	Banks	—	—	—	—	—	—	—	—	230,600	4,192,812
NICE Ltd.(c)(p)	Software	—	—	—	—	—	—	—	—	58,000	4,569,599
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	86,516	4,250,962
Sapiens International Corp. NV(c)(p)	Software	—	—	—	—	—	—	—	—	95,225	1,089,332
Strauss Group Ltd.(c)(p)	Food Products	—	—	—	—	—	—	—	—	136,000	2,661,605
Teva Pharmaceutical Industries Ltd.(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	174,820	5,763,976
											74,388,041
Italy
Tenaris SA, ADR(p)	Energy Equipment & Services	124,000	3,861,360	—	—	—	—	—	—	124,000	3,861,360
											3,861,360
Jordan
Hikma Pharmaceuticals PLC(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	75,317	1,442,434
											1,442,434
Kenya
East African Breweries Ltd.(p)	Beverages	—	—	—	—	—	—	—	—	701,800	1,624,224
											1,624,224
Malaysia
Aeon Co. (M) Bhd(p)	Multiline Retail	—	—	—	—	—	—	—	—	4,537,900	2,367,977
British American Tobacco Malaysia Bhd(p)	Tobacco	—	—	—	—	14,000	141,609	—	—	14,000	141,609
CIMB Group Holdings Bhd(c)(p)	Banks	—	—	—	—	383,254	587,440	—	—	383,254	587,440
Heineken Malaysia Bhd	Beverages	—	—	—	—	—	—	—	—	271,100	1,168,357

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
IHH Healthcare Bhd(c)(p)	Health Care Providers & Services		—	—	—	—	—	—	—	—
Oriental Holdings Bhd(c)(p)	Automobiles		—	—	790,200	1,227,765	—	—	—	—
Public Bank Bhd(c)	Banks		—	—	—	—	—	—	—	—
SP Setia Bhd Group(p)	Real Estate Management & Development		—	—	1,943,460	1,580,067	—	—	—	—
United Plantations Bhd(p)	Food Products		—	—	240,000	1,559,876	—	—	—	—

Mexico		6.1%
Arca Continental SAB de CV(p)	Beverages		—	—	—	—	—	—	—	—
Fomento Economico Mexicano SAB de CV, ADR(p)	Beverages		—	—	—	—	—	—	—	—
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(p)	Transportation Infrastructure		—	—	98,676	4,754,210	—	—	—	—
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares(p)	Transportation Infrastructure		—	—	—	—	—	—	—	—
Grupo Financiero Banorte SAB de CV, Class O	Banks		—	—	—	—	—	—	—	—
Grupo Financiero Santander Mexico SAB de CV(p)	Banks		—	—	—	—	—	—	—	—
Grupo Lala SAB de CV(p)	Food Products		—	—	—	—	—	—	—	—
Hoteles City Express SAB de CV(f)(p)	Hotels, Restaurants & Leisure		—	—	—	—	—	—	—	—
Kimberly-Clark de Mexico SAB de CV	Household Products		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
IHH Healthcare Bhd(c)(p)	Health Care Providers & Services	—	—	641,000	858,915	—	—			641,000	858,915
Oriental Holdings Bhd(c)(p)	Automobiles	—	—	—	—	—	—	—	—	790,200	1,227,765
Public Bank Bhd(c)	Banks	—	—	—	—	105,200	497,919			105,200	497,919
SP Setia Bhd Group(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	1,943,460	1,580,067
United Plantations Bhd(p)	Food Products	—	—	—	—	—	—	—	—	240,000	1,559,876
											9,989,925
Mexico
Arca Continental SAB de CV(p)	Beverages	558,200	4,199,245	—	—	—	—	—	—	558,200	4,199,245
Fomento Economico Mexicano SAB de CV, ADR(p)	Beverages	89,302	8,781,959	—	—	—	—	—	—	89,302	8,781,959
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(p)	Transportation Infrastructure	86,781	4,181,108	—	—	—	—	—	—	185,457	8,935,318
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares(p)	Transportation Infrastructure	25,234	5,309,234	—	—	—	—	—	—	25,234	5,309,234
Grupo Financiero Banorte SAB de CV, Class O	Banks	1,360,797	8,633,971	—	—	—	—	—	—	1,360,797	8,633,971
Grupo Financiero Santander Mexico SAB de CV(p)	Banks	937,000	1,813,207	—	—	—	—	—	—	937,000	1,813,207
Grupo Lala SAB de CV(p)	Food Products	1,020,095	1,870,022	—	—	—	—	—	—	1,020,095	1,870,022
Hoteles City Express SAB de CV(f)(p)	Hotels, Restaurants & Leisure	1,461,350	1,916,392	—	—	—	—	—	—	1,461,350	1,916,392
Kimberly-Clark de Mexico SAB de CV	Household Products	968,900	2,050,579	—	—	—	—	—	—	968,900	2,050,579

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Organizacion Soriana SAB de CV, Class B(f)(p)	Food & Staples Retailing		—	—	—	—	—	—	—	—
Wal-Mart de Mexico SAB de CV	Food & Staples Retailing		—	—	—	—	—	—	—	—

Netherlands		0.4%
ASM International NV(c)(p)	Semiconductors & Semiconductor Equipment		—	—	52,000	3,023,996	—	—	—	—

Nigeria		0.2%
Guaranty Trust Bank PLC(p)	Banks		—	—	1,333,263	148,258	—	—	—	—
Guinness Nigeria PLC(p)	Beverages		—	—	2,125,000	458,757	—	—	—	—
Zenith Bank PLC(p)	Banks		—	—	19,437,011	1,290,037	—	—	—	—

Peru		0.5%
Cementos Pacasmayo SAA(p)	Construction Materials		—	—	—	—	—	—	—	—
Fossal SAA(f)(p)	Metals & Mining		—	—	—	—	—	—	—	—
Grana y Montero SA, ADR(f)(p)	Construction & Engineering		—	—	195,354	636,854	—	—	—	—

Philippines		1.0%
Ayala Corp.(c)(p)	Diversified Financial Services		—	—	—	—	—	—	—	—
Ayala Land, Inc.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
Bank of the Philippine Islands	Banks		—	—	—	—	—	—	—	—
Jollibee Foods Corp.(c)(p)	Hotels, Restaurants & Leisure		—	—	915,080	3,697,341	—	—	—	—
Pilipinas Shell Petroleum Corp.(p)	Oil, Gas & Consumable Fuels		—	—	1,650,000	2,210,464	—	—	—	—

Poland		0.2%
Dino Polska SA(e)(f)(p)	Food & Staples Retailing		—	—	21,345	270,092	—	—	—	—
Eurocash SA(p)	Food & Staples Retailing		—	—	144,115	1,205,609	—	—	—	—

Republic of South Korea		1.0%
Amorepacific Group(c)(p)	Personal Products		—	—	—	—	—	—	—	—
BNK Financial Group, Inc.(c)(p)	Banks		—	—	131,171	1,254,227	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Organizacion Soriana SAB de CV, Class B(f)(p)	Food & Staples Retailing	446,600	1,040,908	—	—	—	—	—	—	446,600	1,040,908
Wal-Mart de Mexico SAB de CV	Food & Staples Retailing	2,678,200	6,209,720	—	—	—	—	—	—	2,678,200	6,209,720
											50,760,555
Netherlands
ASM International NV(c)(p)	Semiconductors & Semiconductor Equipment	—	—	—	—	—	—	—	—	52,000	3,023,996
											3,023,996
Nigeria
Guaranty Trust Bank PLC(p)	Banks	—	—	—	—	—	—	—	—	1,333,263	148,258
Guinness Nigeria PLC(p)	Beverages	—	—	—	—	—	—	—	—	2,125,000	458,757
Zenith Bank PLC(p)	Banks	—	—	—	—	—	—	—	—	19,437,011	1,290,037
											1,897,052
Peru
Cementos Pacasmayo SAA(p)	Construction Materials	1,255,674	2,900,833	—	—	—	—	—	—	1,255,674	2,900,833
Fossal SAA(f)(p)	Metals & Mining	272,283	34,387	—	—	—	—	—	—	272,283	34,387
Grana y Montero SA, ADR(f)(p)	Construction & Engineering	243,511	793,846	—	—	—	—	—	—	438,865	1,430,700
											4,365,920
Philippines
Ayala Corp.(c)(p)	Diversified Financial Services	—	—	—	—	35,000	589,950	—	—	35,000	589,950
Ayala Land, Inc.(c)(p)	Real Estate Management & Development	—	—	—	—	870,000	685,412	—	—	870,000	685,412
Bank of the Philippine Islands	Banks	—	—	—	—	380,428	784,077	—	—	380,428	784,077
Jollibee Foods Corp.(c)(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	915,080	3,697,341
Pilipinas Shell Petroleum Corp.(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	—	—	1,650,000	2,210,464
											7,967,244
Poland
Dino Polska SA(e)(f)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	21,345	270,092
Eurocash SA(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	144,115	1,205,609
											1,475,701
Republic of South Korea
Amorepacific Group(c)(p)	Personal Products	—	—	—	—	1,578	179,318	—	—	1,578	179,318
BNK Financial Group, Inc.(c)(p)	Banks	—	—	—	—	—	—	—	—	131,171	1,254,227

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
E-MART, Inc.(c)(p)	Food & Staples Retailing		—	—	—	—	—	—	—	—
Medy-Tox, Inc.(c)(p)	Biotechnology		—	—	3,800	1,860,857	—	—	—	—
NAVER Corp.(c)(p)	Internet Software & Services		—	—	—	—	—	—	—	—
Samsung Electronics Co. Ltd.(c)(p)	Technology Hardware, Storage & Peripherals		—	—	—	—	—	—	—	—
Samsung Electronics Co. Ltd., Preferred Shares(c)	Technology Hardware, Storage & Peripherals		—	—	—	—	—	—	—	—
Shinsegae, Inc.(c)(p)	Multiline Retail		—	—	6,000	1,203,538	—	—	—	—

Romania		0.3%
BRD-Groupe Societe Generale SA(c)(p)	Banks		—	—	851,000	2,877,000	—	—	—	—

Russia		0.2%
Beluga Group PJSC(f)(p)	Beverages		—	—	133,150	1,354,642	—	—	—	—

Singapore		11.9%
BreadTalk Group Ltd.(p)	Hotels, Restaurants & Leisure		—	—	—	—	—	—	—	—
Bukit Sembawang Estates Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
CapitaLand Ltd.(c)(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
CDL Hospitality Trusts(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
City Developments Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
ComfortDelGro Corp. Ltd.(c)(p)	Road & Rail		—	—	—	—	—	—	—	—
DBS Group Holdings Ltd.(c)(p)	Banks		—	—	—	—	—	—	—	—
Far East Hospitality Trust(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
FJ Benjamin Holdings Ltd.(f)(p)	Specialty Retail		—	—	—	—	—	—	—	—
Fraser and Neave Ltd.(p)	Beverages		—	—	—	—	—	—	—	—
Global Logistic Properties Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
Hong Leong Finance Ltd.(c)(p)	Consumer Finance		—	—	—	—	—	—	—	—
iFAST Corp. Ltd.(c)(p)	Internet Software & Services		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
E-MART, Inc.(c)(p)	Food & Staples Retailing	—	—	—	—	2,180	446,647	—	—	2,180	446,647
Medy-Tox, Inc.(c)(p)	Biotechnology	—	—	—	—	—	—	—	—	3,800	1,860,857
NAVER Corp.(c)(p)	Internet Software & Services	—	—	—	—	1,268	929,483	—	—	1,268	929,483
Samsung Electronics Co. Ltd.(c)(p)	Technology Hardware, Storage & Peripherals	—	—	—	—	92	191,619	—	—	92	191,619
Samsung Electronics Co. Ltd., Preferred Shares(c)	Technology Hardware, Storage & Peripherals	—	—	—	—	1,435	2,339,765	—	—	1,435	2,339,765
Shinsegae, Inc.(c)(p)	Multiline Retail	—	—	—	—	—	—	—	—	6,000	1,203,538
											8,405,454
Romania
BRD-Groupe Societe Generale SA(c)(p)	Banks	—	—	—	—	—	—	—	—	851,000	2,877,000
											2,877,000
Russia
Beluga Group PJSC(f)(p)	Beverages	—	—	—	—	—	—	—	—	133,150	1,354,642
											1,354,642
Singapore
BreadTalk Group Ltd.(p)	Hotels, Restaurants & Leisure	—	—	458,700	498,098	—	—	—	—	458,700	498,098
Bukit Sembawang Estates Ltd.(c)(p)	Real Estate Management & Development	—	—	482,900	2,304,329	—	—	—	—	482,900	2,304,329
CapitaLand Ltd.(c)(p)	Equity Real Estate Investment Trusts (REIT)	—	—	1,020,600	2,593,364	—	—	—	—	1,020,600	2,593,364
CDL Hospitality Trusts(p)	Equity Real Estate Investment Trusts (REIT)	—	—	1,246,000	1,497,825	—	—	—	—	1,246,000	1,497,825
City Developments Ltd.(c)(p)	Real Estate Management & Development	—	—	846,600	6,594,683	185,200	1,442,636	—	—	1,031,800	8,037,319
ComfortDelGro Corp. Ltd.(c)(p)	Road & Rail	—	—	1,830,900	3,058,161	—	—	—	—	1,830,900	3,058,161
DBS Group Holdings Ltd.(c)(p)	Banks	—	—	544,373	8,193,233	64,679	973,469	—	—	609,052	9,166,702
Far East Hospitality Trust(p)	Equity Real Estate Investment Trusts (REIT)	—	—	1,632,000	794,218	—	—	—	—	1,632,000	794,218
FJ Benjamin Holdings Ltd.(f)(p)	Specialty Retail	—	—	2,035,000	57,647	—	—	—	—	2,035,000	57,647
Fraser and Neave Ltd.(p)	Beverages	—	—	487,800	832,635	—	—	—	—	487,800	832,635
Global Logistic Properties Ltd.(c)(p)	Real Estate Management & Development	—	—	1,100,000	2,285,208	—	—	—	—	1,100,000	2,285,208
Hong Leong Finance Ltd.(c)(p)	Consumer Finance	—	—	465,800	890,069	—	—	—	—	465,800	890,069
iFAST Corp. Ltd.(c)(p)	Internet Software & Services	—	—	632,000	470,303	—	—	—	—	632,000	470,303

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Jardine Cycle & Carriage Ltd.(c)(p)	Distributors		—	—	—	—	191,029	6,150,485	—	—
Keppel Corp. Ltd.(c)(p)	Industrial Conglomerates		—	—	—	—	—	—	—	—
Keppel DC REIT(c)(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
Keppel REIT(p)	REIT		—	—	—	—	—	—	—	—
Mapletree Commercial Trust(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
Oversea-Chinese Banking Corp. Ltd.(c)(p)	Banks		—	—	—	—	—	—	—	—
Raffles Medical Group Ltd.(p)	Health Care Providers & Services		—	—	—	—	—	—	—	—
Riverstone Holdings Ltd.(c)(p)	Commercial Services & Supplies		—	—	—	—	—	—	—	—
SATS Ltd.(c)(p)	Transportation Infrastructure		—	—	—	—	—	—	—	—
Singapore Exchange Ltd.(c)(p)	Capital Markets		—	—	—	—	—	—	—	—
Singapore Post Ltd.(c)(p)	Air Freight & Logistics		—	—	—	—	—	—	—	—
Singapore Technologies Engineering Ltd.(c)(p)	Aerospace & Defense		—	—	—	—	—	—	—	—
Singapore Telecommunications Ltd.(c)(p)	Diversified Telecommunication Services		—	—	—	—	—	—	—	—
Straits Trading Co. Ltd.(c)(p)	Metals & Mining		—	—	—	—	—	—	—	—
United Engineers Ltd.(c)(p)	Construction & Engineering		—	—	—	—	—	—	—	—
United Overseas Bank Ltd.(c)(p)	Banks		—	—	—	—	—	—	—	—
Venture Corp. Ltd.(c)(p)	Electronic Equipment Instruments & Components		—	—	—	—	—	—	—	—
Wheelock Properties (Singapore) Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Jardine Cycle & Carriage Ltd.(c)(p)	Distributors	—	—	97,761	3,147,572	—	—	—	—	288,790	9,298,057
Keppel Corp. Ltd.(c)(p)	Industrial Conglomerates	—	—	965,300	4,408,215	170,400	778,162	—	—	1,135,700	5,186,377
Keppel DC REIT(c)(p)	Equity Real Estate Investment Trusts (REIT)	—	—	960,000	899,665	—	—	—	—	960,000	899,665
Keppel REIT(p)	REIT	—	—	1,782,515	1,482,462	34,829	28,966	—	—	1,817,344	1,511,428
Mapletree Commercial Trust(p)	Equity Real Estate Investment Trusts (REIT)	—	—	411,000	476,154	—	—	—	—	411,000	476,154
Oversea-Chinese Banking Corp. Ltd.(c)(p)	Banks	—	—	1,359,515	10,649,543	242,096	1,896,420	—	—	1,601,611	12,545,963
Raffles Medical Group Ltd.(p)	Health Care Providers & Services	—	—	3,460,260	3,367,894	—	—	—	—	3,460,260	3,367,894
Riverstone Holdings Ltd.(c)(p)	Commercial Services & Supplies	—	—	705,200	514,679	—	—	—	—	705,200	514,679
SATS Ltd.(c)(p)	Transportation Infrastructure	—	—	757,000	2,808,222	—	—	—	—	757,000	2,808,222
Singapore Exchange Ltd.(c)(p)	Capital Markets	—	—	351,000	1,870,646	—	—	—	—	351,000	1,870,646
Singapore Post Ltd.(c)(p)	Air Freight & Logistics	—	—	440,000	425,042	—	—	—	—	440,000	425,042
Singapore Technologies Engineering Ltd.(c)(p)	Aerospace & Defense	—	—	1,183,900	3,162,851	322,500	861,576	—	—	1,506,400	4,024,427
Singapore Telecommunications Ltd.(c)(p)	Diversified Telecommunication Services	—	—	2,384,800	6,734,864	568,300	1,604,924	—	—	2,953,100	8,339,788
Straits Trading Co. Ltd.(c)(p)	Metals & Mining	—	—	163,990	291,847	—	—	—	—	163,990	291,847
United Engineers Ltd.(c)(p)	Construction & Engineering	—	—	200,000	398,033	—	—	—	—	200,000	398,033
United Overseas Bank Ltd.(c)(p)	Banks	—	—	385,771	6,476,570	36,070	605,566	—	—	421,841	7,082,136
Venture Corp. Ltd.(c)(p)	Electronic Equipment Instruments & Components	—	—	409,900	3,587,939	—	—	—	—	409,900	3,587,939
Wheelock Properties (Singapore) Ltd.(c)(p)	Real Estate Management & Development	—	—	1,200,000	1,633,953	—	—	—	—	1,200,000	1,633,953

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Yoma Strategic Holdings Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—

South Africa		1.1%
African Oxygen Ltd.(p)	Chemicals		—	—	893,654	1,332,028	—	—	—	—
City Lodge Hotels Ltd.(p)	Hotels, Restaurants & Leisure		—	—	138,336	1,481,752	—	—	—	—
Clicks Group Ltd.(c)(p)	Food & Staples Retailing		—	—	254,900	2,724,272	—	—	—	—
JSE Ltd.	Capital Markets		—	—	181,276	1,697,544	—	—	—	—
SPAR Group Ltd. (The)(c)(p)	Food & Staples Retailing		—	—	164,735	1,940,555	—	—	—	—

Sri Lanka		0.4%
John Keells Holdings PLC	Industrial Conglomerates		—	—	2,689,150	3,135,340	—	—	—	—

Taiwan		2.0%
Poya International Co. Ltd.(p)	Multiline Retail		—	—	207,000	2,626,627	—	—	—	—
Taiwan FamilyMart Co. Ltd.(c)(p)	Food & Staples Retailing		171,000	1,149,928	—	—	—	—	—	—
Taiwan Mobile Co. Ltd.(c)	Wireless Telecommunication Services		970,000	3,651,249	—	—	—	—	—	—
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	Semiconductors & Semiconductor Equipment		1,004,000	6,859,542	—	—	—	—	—	—

Thailand		1.2%
Bangkok Dusit Medical Services PCL, Foreign Shares(c)(p)	Health Care Providers & Services		—	—	—	—	—	—	—	—
BEC World PCL, Foreign Shares(c)(p)	Media		—	—	2,600,100	1,607,362	—	—	—	—
Bumrungrad Hospital PCL, Foreign Shares(c)(p)	Health Care Providers & Services		—	—	190,000	958,789	—	—	—	—
Central Pattana PCL, Foreign Shares(c)(p)	Real Estate Management & Development		—	—	800,000	1,629,631	—	—	—	—
Hana Microelectronics PCL, Foreign Shares(c)(p)	Electronic Equipment Instruments & Components		—	—	1,679,000	2,483,655	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Yoma Strategic Holdings Ltd.(c)(p)	Real Estate Management & Development	—	—	4,253,600	1,807,552	—	—	—	—	4,253,600	1,807,552
											98,555,680
South Africa
African Oxygen Ltd.(p)	Chemicals	—	—	—	—	—	—	—	—	893,654	1,332,028
City Lodge Hotels Ltd.(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	138,336	1,481,752
Clicks Group Ltd.(c)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	254,900	2,724,272
JSE Ltd.	Capital Markets	—	—	—	—	—	—	—	—	181,276	1,697,544
SPAR Group Ltd. (The)(c)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	164,735	1,940,555
											9,176,151
Sri Lanka
John Keells Holdings PLC	Industrial Conglomerates	—	—	—	—	—	—	—	—	2,689,150	3,135,340
											3,135,340
Taiwan
Poya International Co. Ltd.(p)	Multiline Retail	—	—	—	—	—	—	—	—	207,000	2,626,627
Taiwan FamilyMart Co. Ltd.(c)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	171,000	1,149,928
Taiwan Mobile Co. Ltd.(c)	Wireless Telecommunication Services	—	—	—	—	208,000	782,948	—	—	1,178,000	4,434,197
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	Semiconductors & Semiconductor Equipment	—	—	—	—	271,583	1,855,513	—	—	1,275,583	8,715,055
											16,925,807
Thailand
Bangkok Dusit Medical Services PCL, Foreign Shares(c)(p)	Health Care Providers & Services	—	—	—	—	341,200	192,756	—	—	341,200	192,756
BEC World PCL, Foreign Shares(c)(p)	Media	—	—	—	—	—	—	—	—	2,600,100	1,607,362
Bumrungrad Hospital PCL, Foreign Shares(c)(p)	Health Care Providers & Services	—	—	—	—	—	—	—	—	190,000	958,789
Central Pattana PCL, Foreign Shares(c)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	800,000	1,629,631
Hana Microelectronics PCL, Foreign Shares(c)(p)	Electronic Equipment Instruments & Components	—	—	—	—	—	—	—	—	1,679,000	2,483,655

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Siam Cement PCL, Foreign Shares(c)(p)	Construction Materials		—	—	—	—	—	—	—	—
Siam City Cement PCL, Foreign Shares(c)	Construction Materials		—	—	238,399	2,280,379	—	—	—	—

Turkey		1.3%
Aksigorta AS(f)(p)	Insurance		—	—	1,975,343	1,829,765	—	—	—	—
AvivaSA Emeklilik ve Hayat AS(p)	Insurance		—	—	240,745	1,397,210	—	—	—	—
Cimsa Cimento Sanayi VE Ticaret AS(c)	Construction Materials		—	—	632,784	2,722,761	—	—	—	—
Coca-Cola Icecek AS(c)(p)	Beverages		—	—	319,391	3,664,826	—	—	—	—
Logo Yazilim Sanayi Ve Ticaret AS(f)(p)	Software		—	—	84,978	1,424,975	—	—	—	—

United Kingdom		0.8%
M.P. Evans Group PLC(p)	Food Products		—	—	—	—	567,527	5,359,021	—	—

United States		1.9%
Amorepacific Corp., Preferred Shares(p)	Personal Products		—	—	—	—	—	—	—	—
Amdocs Ltd.(p)	Information Technology Services		—	—	—	—	—	—	63,000	4,060,980
EPAM Systems, Inc.(f)(p)	Information Technology Services		—	—	35,162	2,956,773	—	—	—	—
Perrigo Co. PLC(c)(p)	Pharmaceuticals		—	—	—	—	—	—	79,000	6,004,822
Samsonite International SA(c)(p)	Textiles, Apparel & Luxury Goods		615,600	2,571,851	—	—	—	—	—	—

Total Common Stocks		93.1%		105,825,298		141,215,849		76,307,149		84,453,843

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Siam Cement PCL, Foreign Shares (c)(p)		—	—	—	—	81,900	1,209,748	—	—	81,900	1,209,748
Siam City Cement PCL, Foreign Shares(c)	Construction Materials	—	—	—	—	—	—	—	—	238,399	2,280,379
											10,362,320
Turkey
Aksigorta AS(f)(p)	Insurance	—	—	—	—	—	—	—	—	1,975,343	1,829,765
AvivaSA Emeklilik ve Hayat AS(p)	Insurance	—	—	—	—	—	—	—	—	240,745	1,397,210
Cimsa Cimento Sanayi VE Ticaret AS(c)	Construction Materials	—	—	—	—	—	—	—	—	632,784	2,722,761
Coca-Cola Icecek AS(c)(p)	Beverages	—	—	—	—	—	—	—	—	319,391	3,664,826
Logo Yazilim Sanayi Ve Ticaret AS(f)(p)	Software	—	—	—	—	—	—	—	—	84,978	1,424,975
											11,039,537
United Kingdom
M.P. Evans Group PLC(p)	Food Products	—	—	—	—	104,058	1,053,921	—	—	671,585	6,412,942
											6,412,942
United States
Amorepacific Corp., Preferred Shares(p)	Personal Products	—	—	—	—	1,989	323,344	—	—	1,989	323,344
Amdocs Ltd.(p)	Information Technology Services	—	—	—	—	—	—	—	—	63,000	4,060,980
EPAM Systems, Inc.(f)(p)	Information Technology Services	—	—	—	—	—	—	—	—	35,162	2,956,773
Perrigo Co. PLC(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	79,000	6,004,822
Samsonite International SA(c)(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	615,600	2,571,851
											15,917,770

Total Common Stocks			158,636,140		92,140,351		44,166,073		70,344,060		773,088,763

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Preferred Stocks		4.5%
Brazil		3.9%
Banco Bradesco SA, Preferred Shares(p)	Banks		—	—	—	—	—	—	—	—
Bradespar SA, Preferred Shares	Metals & Mining		—	—	—	—	—	—	—	—
Itau Unibanco Holding SA, ADR, Preferred Shares(p)	Banks		—	—	—	—	—	—	—	—
Vale SA, ADR, Preferred Shares(p)	Metals & Mining		—	—	—	—	—	—	—	—

Chile		0.6%
Embotelladora Andina SA, Class B, Preferred Shares(p)	Beverages		—	—	—	—	—	—	—	—
Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares(p)	Chemicals		—	—	—	—	—	—	—	—
Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares(p)	Chemicals		—	—	—	—	—	—	—	—

Malaysia		0.0%
SP Setia Bhd Group, Preferred Shares(f)(g)(p)	Real Estate Management & Development		—	—	767,512	200,252	—	—	—	—

Total Preferred Stocks		4.5%		—		200,252		—		—

Private Equity		0.3%
Global*		0.2%
Emerging Markets Ventures I, L.P.(a)(c)(f)(h)(i)(j)(k)	Private Equity		—	—	7,248,829	123,520	—	—	2,237,292	38,124
Telesoft Partners II QP, L.P.(a)(c)(f)(j)(k)(l)	Private Equity		—	—	2,400,000	922,272	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Preferred Stocks
Brazil
Banco Bradesco SA, Preferred Shares(p)	Banks	1,703,185	14,472,112	—	—	—	—	—	—	1,703,185	14,472,112
Bradespar SA, Preferred Shares	Metals & Mining	391,800	2,436,258	—	—	—	—	—	—	391,800	2,436,258
Itau Unibanco Holding SA, ADR, Preferred Shares(p)	Banks	1,271,744	14,052,771	—	—	—	—	—	—	1,271,744	14,052,771
Vale SA, ADR, Preferred Shares(p)	Metals & Mining	185,117	1,508,704	—	—	—	—	—	—	185,117	1,508,704
											32,469,845
Chile
Embotelladora Andina SA, Class B, Preferred Shares(p)	Beverages	318,000	1,347,928	—	—	—	—	—	—	318,000	1,347,928
Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares(p)	Chemicals	—	—	—	—	—	—	83,650	2,762,123	83,650	2,762,123
Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares(p)	Chemicals	—	—	—	—	—	—	26,500	878,203	26,500	878,203
											4,988,254
Malaysia
SP Setia Bhd Group, Preferred Shares(f)(g)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	767,512	200,252
								—	—		200,252

Total Preferred Stocks			33,817,773		—		—		3,640,326		37,658,351

Private Equity
Global*
Emerging Markets Ventures I, L.P.(a)(c)(f)(h)(i)(j)(k)	Private Equity	2,237,292	38,123	—	—	—	—	—	—	11,723,413	199,767
Telesoft Partners II QP, L.P.(a)(c)(f)(j)(k)(l)	Private Equity	—	—	—	—	—	—	—	—	2,400,000	922,272
											1,122,039

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Israel		0.1%
ABS GE Capital Giza Fund, L.P.(a)(c)(f)(h)(j)(k)	Private Equity		—	—	—	—	—	—	1,250,001	31,000
BPA Israel Ventures, LLC(a)(c)(f)(h)(i)(j)(k)	Private Equity		—	—	1,674,587	183,351	—	—	1,674,588	183,351
Delta Fund I, L.P.(a)(c)(f)(h)(j)(k)	Private Equity		—	—	—	—	—	—	250,440	53,564
Exent Technologies Ltd. Preferred A1 Shares(a)(c)(f)(j)(l)(m)	Private Equity		—	—	72,640	—	—	—	36,320	—
Exent Technologies Ltd. Preferred C Shares(a)(c)(f)(j)(l)(m)	Private Equity		—	—	62,304	—	—	—	31,152	—
Exent Technologies Ltd. Warrants A1(a)(c)(f)(j)(l)(m)	Private Equity		—	—	15,716	—	—	—	7,858	—
Flash Networks Ltd. Ordinary Shares(a)(c)(f)(j)(l)(m)	Private Equity		—	—	46,856	33,590	—	—	23,428	16,795
Flash Networks Ltd. Series C Preferred(a)(c)(f)(j)(l)(m)	Private Equity		—	—	12	—	—	—	6	—
Flash Networks Ltd. Series C-1 Preferred(a)(c)(f)(j)(l)(m)	Private Equity		—	—	23,264	—	—	—	11,632	—
Flash Networks Ltd. Series D Preferred(a)(c)(f)(j)(l)(m)	Private Equity		—	—	13,526	—	—	—	6,763	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Israel
ABS GE Capital Giza Fund, L.P.(a)(c)(f)(h)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	1,250,001	31,000
BPA Israel Ventures, LLC(a)(c)(f)(h)(i)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	3,349,175	366,702
Delta Fund I, L.P.(a)(c)(f)(h)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	250,440	53,564
Exent Technologies Ltd. Preferred A1 Shares(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	108,960	—
Exent Technologies Ltd. Preferred C Shares(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	93,456	—
Exent Technologies Ltd. Warrants A1(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	23,574	—
Flash Networks Ltd. Ordinary Shares(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	70,284	50,385
Flash Networks Ltd. Series C Preferred(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	18	—
Flash Networks Ltd. Series C-1 Preferred(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	34,896	—
Flash Networks Ltd. Series D Preferred(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	20,289	—

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Flash Networks Ltd. Series E Preferred(a)(c)(f)(j)(l)(m)	Private Equity		—	—	9,952	—	—	—	4,976	—
Flash Networks Ltd. Warrants C(a)(c)(f)(j)(l)(m)	Private Equity		—	—	22	—	—	—	11	—
Flash Networks Ltd. Warrants Ordinary(a)(c)(f)(j)(l)(m)	Private Equity		—	—	52	—	—	—	26	—
Giza GE Venture Fund III, L.P.(a)(c)(f)(h)(j)(k)	Private Equity		—	—	2,750,000	55,220	—	—	1,250,000	25,100
Neurone Ventures II, L.P.(a)(c)(f)(j)(k)(l)	Private Equity		—	—	761,184	243,221	—	—	761,184	243,221
Vidyo, Inc. Trust A (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	32,574	—	—	—	32,574	—
Vidyo, Inc. Trust B (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	15,531	—	—	—	15,531	—
Vidyo, Inc. Trust B1 (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	13,219	—	—	—	13,219	—
Vidyo, Inc. Trust C (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	6,864	—	—	—	6,864	—
Vidyo, Inc. Trust C1 (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	4,150	—	—	—	4,150	—
Vidyo, Inc. Trust Common(a)(c)(f)(j)(l)(n)	Private Equity		—	—	1,802	—	—	—	1,802	—
Vidyo, Inc. Trust D (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	2,713	—	—	—	2,713	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Flash Networks Ltd. Series E Preferred(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	14,928	—
Flash Networks Ltd. Warrants C(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	33	—
Flash Networks Ltd. Warrants Ordinary(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	78	—
Giza GE Venture Fund III, L.P.(a)(c)(f)(h)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	4,000,000	80,320
Neurone Ventures II, L.P.(a)(c)(f)(j)(k)(l)	Private Equity	—	—	—	—	—	—	—	—	1,522,368	486,442
Vidyo, Inc. Trust A (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	65,148	—
Vidyo, Inc. Trust B (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	31,062	—
Vidyo, Inc. Trust B1 (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	26,438	—
Vidyo, Inc. Trust C (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	13,728	—
Vidyo, Inc. Trust C1 (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	8,300	—
Vidyo, Inc. Trust Common(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	3,604	—
Vidyo, Inc. Trust D (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	5,426	—
											1,068,413

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
United States		0.0%
Technology Crossover Ventures IV, L.P.(a)(c)(f)(h)(i)(j)(k)	Private Equity		—	—	1,952,000	2,264	—	—	—	—

Total Private Equity		0.3%		—		1,563,438		—		591,155

Rights(f)		0.0%
Nigeria		0.0%
Guinness Nigeria PLC, expires 07/28/17(p)	Beverages		—	—	965,909	30,535	—	—	—	—
Total Rights		0.0%		—		30,535		—		—

Total Long-Term Investments (cost $99,014,989, $149,725,464, $59,237,512, $50,100,369, $163,348,452, $76,909,920, $34,649,565, $57,407,059 and $690,393,330, respectively)		97.9%		105,825,298		143,010,074		76,307,149		85,044,998

Short-Term Investments		1.4%
United States		1.4%
State Street Institutional U.S. Government Money Market Fund(o)			960,373	960,373	4,773,042	4,773,042	257,147	257,147	2,022,462	2,022,462
Total Short-Term Investments (cost $960,373, $4,773,042, $257,147, $2,022,462, $1,394,201, $811,244, $884,918, $335,522 and $11,438,909, respectively)		1.4%		960,373		4,773,042		257,147		2,022,462

Total Investments (cost $99,975,362, $154,498,506, $59,494,659, $52,122,831, $164,742,653, $77,721,164, $35,534,483, $57,742,581 and $701,832,239, respectively)		99.3%		106,785,671		147,783,116		76,564,296		87,067,460

Other Assets and Liabilities		0.7%		3,958,309		(1,787,452)		758,607		170,910

Net Assets		100.0%		$110,743,980		$145,995,664		$77,322,903		$87,238,370

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
United States
Technology Crossover Ventures IV, L.P.(a)(c)(f)(h)(i)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	1,952,000	2,264
											2,264

Total Private Equity			38,123		—		—		—		2,192,716

Rights(f)
Nigeria
Guinness Nigeria PLC, expires 07/28/17	Beverages	—	—	—	—	—	—	—	—	965,909	30,535
Total Rights			—		—		—		—		30,535

Total Long-Term Investments (cost $99,014,989, $149,725,464, $59,237,512, $50,100,369, $163,348,452, $76,909,920, $34,649,565, $57,407,059 and $690,393,330, respectively)			192,492,036		92,140,351		44,166,073		73,984,386		812,970,365

Short-Term Investments
United States
State Street Institutional U.S. Government Money Market Fund(o)		1,394,201	1,394,201	811,244	811,244	884,918	884,918	335,522	335,522	11,438,909	11,438,909
Total Short-Term Investments (cost $960,373, $4,773,042, $257,147, $2,022,462, $1,394,201, $811,244, $884,918, $335,522 and $11,438,909, respectively)			1,394,201		811,244		884,918		335,522		11,438,909

Total Investments (cost $99,975,362, $154,498,506, $59,494,659, $52,122,831, $164,742,653, $77,721,164, $35,534,483, $57,742,581 and $701,832,239, respectively)			193,886,237		92,951,595		45,050,991		74,319,908		824,409,274

Other Assets and Liabilities			1,021,552		766,520		319,822		809,783		6,018,051

Net Assets			$194,907,789		$93,718,115		$45,370,813		$75,129,691		$830,427,325

(a) Illiquid security.

(b) This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.

(c) Fair Values are determined pursuant to procedures approved by the Funds’ Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price.

(d) China A shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(e) Denotes a security issued under Regulation S or Rule 144A.

(f) Non-income producing security.

(g) Redeemable Convertible Preferred security.

(h) In liquidation.

(i) As of June 30, 2017, the aggregate amount of open commitments for Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc. and  Aberdeen Latin America Equity Fund, Inc. are $1,524,584, $888,120 and  $262,708, respectively.

(j) Restricted security, not readily marketable.

(k) Shares/Par represents contributed capital.

(l) Active investments.

(m) Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

(n) Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX.

(o) Registered investment company advised by State Street Global Advisors.

(p) Security will be sold in connection with the Reorganization.

* “Global” is the percentage attributable to the Funds’ holding in a private equity fund which invests globally and is not categorized under a particular country.

ADR - American Depositary Receipt

BDR - Brazilian Depositary Receipt

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

REIT - Real Estate Investment Trust

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Combined Statement of Assets and Liabilities

As of June 30, 2017 (Unaudited)

	Aberdeen Greater China Fund, Inc.	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	Aberdeen Indonesia Fund, Inc.	Aberdeen Israel Fund, Inc.	Aberdeen Latin America Equity Fund, Inc.	Aberdeen Singapore Fund, Inc.	The Asia Tigers Fund, Inc.	Aberdeen Chile Fund, Inc.	ProForma Adjustments		Total
Assets:
Investments, at value	$105,825,298	$143,010,074	$76,307,149	$85,044,998	$192,492,036	$92,140,351	$44,166,073	$73,984,386	$		$812,970,365
Short-term investments, at value	960,373	4,773,042	257,147	2,022,462	1,394,201	811,244	884,918	335,522	—		11,438,909
Foreign currency, at value	3,106,746	245,376	1,009,923	52,285	1,646,955	633,830	229,407	1,347,973	—		8,272,495
Cash	—	—	—	—	77,340	—	—	—	—		77,340
Cash at broker for China A shares	6,845	—	—	—	—	—	—	—	—		6,845
Interest and dividends receivable	849,794	198,506	30,062	54,258	258,968	58,889	138,315	213	—		1,589,005
Receivable for investments sold	240,492	51,036	—	—	—	314,698	64,243	—	—		670,469
Tax reclaim receivable	—	3,253	—	—	—	—	—	—	—		3,253
Israeli tax refunds receivable	—	—	—	540,339	—	—	—	—	—		540,339
Prepaid expenses	14,296	111	55	—	135	51,988	123,792	54	—		190,431
Total assets	$111,003,844	$148,281,398	$77,604,336	$87,714,342	$195,869,635	$94,011,000	$45,606,748	$75,668,148	$		$835,759,451

Liabilities:
Re-organization Costs Payable	—	—	—	—	—	—	—	—	2,600,000	(a)	2,600,000
Payable for investments purchased	17,778	1,310,495	—	157,192	95,679	58,666	7,584	—	—		1,647,394
Investment advisory/management fees payable	89,490	379,067	186,108	190,261	403,829	56,552	34,420	162,596	—		1,502,323
Deferred foreign capital gains tax	—	480,734	—	—	—	—	86,782	—	—		567,516
Chilean repatriation taxes	—	—	—	—	293,008	—	—	259,563	—		552,571
Investor relations fees payable	15,098	16,560	9,729	10,759	15,083	11,666	3,357	9,786	—		92,038
Administration fees payable	7,224	28,566	15,147	16,690	68,298	18,311	2,999	44,634	—		201,869
Accrued foreign capital gains tax	—	—	—	—	18,675	—	—	—	—		18,675
Director fees payable	24,865	—	16,268	15,000	15,000	20,916	16,352	15,000	—		123,401
Other accrued expenses	105,409	70,312	54,181	86,070	52,274	126,774	84,441	46,878	—		626,339
Total liabilities	259,864	2,285,734	281,433	475,972	961,846	292,885	235,935	538,457	2,600,000		90,948,356
Net Assets	$110,743,980	$145,995,664	$77,322,903	$87,238,370	$194,907,789	$93,718,115	$45,370,813	$75,129,691	$—		$827,827,325

Composition of Net Assets:
Common stock (par value $.001 per share)	$8,817	$9,485	9,257	3,945	$7,449	$7,419	$3,467	9,358	$44,236	(b)	$103,433
Paid-in capital in excess of par	105,177,925	161,092,470	61,878,118	48,300,762	185,498,379	81,018,940	35,512,214	57,396,007	(44,236	)(b)	735,830,579
Accumulated net investment income	1,731,806	1,566,917	624,751	32,311	1,727,269	564,215	257,667	912,052	(2,600,000	)(a)	4,816,988
Accumulated net realized gain/(loss) from investment and foreign currency transactions	(2,983,399)	(9,474,253)	(2,260,331)	3,956,243	(21,438,165)	(3,106,419)	167,534	317,368	—		(34,821,422)
Net unrealized appreciation/(depreciation) on investments and other assets and liabilities denominated in foreign currencies	6,808,831	(7,198,955)	17,071,108	34,945,109	29,112,857	15,233,960	9,429,931	16,494,906	—		121,897,747
											—
Net Assets	$110,743,980	$145,995,664	$77,322,903	$87,238,370	$194,907,789	$93,718,115	$45,370,813	$75,129,691	$—		$827,827,325

Shares issued and outstanding:
Aberdeen Greater China Fund, Inc.	8,816,794	—	—	—	—	—	—	—	(8,816,794	)(c)	—
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	—	9,484,813	—	—	—	—	—	—	(9,484,813	)(c)	—
Aberdeen Indonesia Fund, Inc.	—	—	9,257,205	—	—	—	—	—	(9,257,205	)(c)	—
Aberdeen Israel Fund, Inc.	—	—	—	3,945,468	—	—	—	—	(3,945,468	)(c)	—
Aberdeen Latin America Equity Fund, Inc.	—	—	—	—	7,448,517	—	—	—	(7,448,517	)(c)	—
Aberdeen Singapore Fund, Inc.	—	—	—	—	—	7,418,948	—	—	(7,418,948	)(c)	—
The Asia Tigers Fund, Inc.	—	—	—	—	—	—	3,466,783	—	(3,466,783	)(c)	—
Aberdeen Chile Fund, Inc.	—	—	—	—	—	—	—	9,357,690	94,075,202	(c)	103,432,892

Net asset value per share:
Aberdeen Greater China Fund, Inc.	$12.56	$—	$—	$—	$—	$—	$—	$—	$—		$—
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	—	15.39	—	—	—	—	—	—	—		—
Aberdeen Indonesia Fund, Inc.	—	—	8.35	—	—	—	—	—	—		—
Aberdeen Israel Fund, Inc.	—	—	—	22.11	—	—	—	—	—		—
Aberdeen Latin America Equity Fund, Inc.	—	—	—	—	26.17	—	—	—	—		—
Aberdeen Singapore Fund, Inc.	—	—	—	—	—	12.63	—	—	—		—
The Asia Tigers Fund, Inc.	—	—	—	—	—	—	13.09	—	—		—
Aberdeen Chile Fund, Inc.	—	—	—	—	—	—	—	8.03	—		8.03

Investments, at cost	99,014,989	149,725,464	$59,237,512	$50,100,369	$163,348,452	$76,909,920	$34,649,565	$57,407,059	—		$690,393,330
Short-term investments, at cost	960,373	4,773,042	257,147	2,022,462	1,394,201	811,244	884,918	335,522	—		11,438,909
Foreign currency, at cost	3,105,852	245,371	1,008,370	52,265	1,655,974	630,390	228,809	1,332,229	—		8,259,260

(a) Reflects non-recurring aggregate estimated reorganization expenses of $2,600,000.

(b) To adjust Common stock (par value $.001 per share)of the Pro Forma Fund based on the Combined Fund’s ending shares outstanding.

(c) To adjust shares outstanding of the Pro Forma Fund based on combining the Target Funds at the Acquiring Fund’s net asset value.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Combined Statement of Operations

For the Twelve-Month Period Ended June 30, 2017 (Unaudited)

	Aberdeen Greater China Fund, Inc.	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	Aberdeen Indonesia Fund, Inc.	Aberdeen Israel Fund, Inc.	Aberdeen Latin America Equity Fund, Inc.	Aberdeen Singapore Fund, Inc.	The Asia Tigers Fund, Inc.	Aberdeen Chile Fund, Inc.	ProForma Adjustments		Combined ProForma Total
Net Investment Income
Dividends and other income	$2,960,520	$3,166,831	$1,537,087	$1,558,817	$5,876,988	$2,954,659	$987,353	$2,070,543	—		$21,112,798
Israeli tax reclaims	—	—	—	190,468	—	—	—	—	—		190,468
Foreign withholding taxes	(119,513)	(253,375)	(173,415)	(342,204)	(448,011)	(21,456)	(42,412)	(22,077)	—		(1,422,463)
Total Investment Income	2,841,007	2,913,456	1,363,672	1,407,081	5,428,977	2,933,203	944,941	2,048,466			19,880,803

Expenses
Investment advisory/management fee	981,461	1,467,203	713,037	868,954	1,544,270	632,415	411,358	726,696	(619,394	)(a)	6,726,000
Custodian’s fees and expenses	51,861	124,717	73,375	64,400	156,179	36,027	30,552	89,117	89,772	(b)	716,000
Directors’ fees and expenses	130,850	111,736	118,846	116,586	117,005	132,060	77,865	116,980	(541,928	)(c)	380,000
Administration fee	78,659	109,196	57,943	64,021	255,841	68,179	32,909	165,969	(168,717	)(a)	664,000
Investor relations fees and expenses	58,394	58,457	49,906	55,455	57,373	53,741	46,892	55,984	(320,202	)(a)	116,000
Independent auditors’ fees and expenses	63,411	58,644	45,177	77,681	73,952	63,216	61,624	93,999	(479,704	)(c)	58,000
Chilean repatriation taxes	—	—	—	—	42,462	—	—	450,366	(492,828	)(d)	—
Reports to shareholders and proxy solicitation	54,201	42,692	38,374	49,659	41,727	42,329	57,577	59,576	(236,135	)(c)	150,000
Insurance expense	83,349	40,276	17,272	23,595	49,536	50,389	57,628	19,813	(219,858	)(c)	122,000
Legal fees and expenses	77,136	29,387	16,449	21,548	34,634	50,193	98,958	49,238	(177,543	)(c)	200,000
Transfer agent’s fees and expenses	23,451	21,918	23,754	29,140	23,876	21,819	22,241	29,475	(171,674	)(c)	24,000
Miscellaneous	144,296	65,249	14,441	17,552	16,802	43,809	43,762	15,120	(186,031	)(c)	175,000
Total operating expenses	1,747,069	2,129,475	1,168,574	1,388,591	2,413,657	1,194,177	941,366	1,872,333	(3,524,242)		9,331,000
Less: Investor relations fee waiver	(9,795)	—	(13,253)	(15,133)	—	(10,709)	(28,597)	(19,880)	97,367	(a)	—
Less: Investment advisory/management fee waiver	—	(58,206)	—	(162,046)	(31,181)	—	(36,823)	(128,142)	416,398	(a)	—
Net expenses	1,737,274	2,071,269	1,155,321	1,211,412	2,382,476	1,183,468	875,946	1,724,311	(3,010,477)		9,331,000

Net Investment Income	1,103,733	842,187	208,351	195,669	3,046,501	1,749,735	68,995	324,155	(3,010,477)		10,549,803

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	908,913	(2,864,030)	(3,679,175)	2,263,662	(2,051,868)	(1,258,013)	585,591	2,826,006	—		(3,268,914)
Foreign currency transactions	5,335	(64,160)	9,709	1,457	(10,223)	(2,595)	(3,556)	(40,064)	—		(104,097)
	914,248	(2,928,190)	(3,669,466)	2,265,119	(2,062,091)	(1,260,608)	582,035	2,785,942	—		(3,373,011)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $0, $480,734, $0, $0, $18,704, $0, $40,081, $0, $0, $0 and $539,519, respectively, in deferred capital gains tax, and $0, $0, $0, $0, $0, $0, $0, $0, $67,491, $0 and $67,491, repectively, in Chilean taxes on unrealized gains)	21,820,663	15,234,274	13,052,982	12,075,229	24,690,012	12,753,290	6,232,442	6,470,975	—		112,329,867
Foreign currency translation	(3,952)	33,913	(3,704)	(234)	(36,876)	(868)	(1,505)	(31,226)	—		(44,452)
	21,816,711	15,268,187	13,049,278	12,074,995	24,653,136	12,752,422	6,230,937	6,439,749	—		112,285,415

Net realized and unrealized gain from investments and foreign currency translations	22,730,959	12,339,997	9,379,812	14,340,114	22,591,045	11,491,814	6,812,972	9,225,691	—		108,912,404

Net Increase in Net Assets Resulting from Operations	$23,834,692	$13,182,184	$9,588,163	$14,535,783	$25,637,546	$13,241,549	$6,881,967	$9,549,846	4,311,769		$120,763,499

(a) Based on contract in effect for the Acquiring Fund.

(b) To restate custodian fees using the fees for the Pro Forma Fund at the combined average daily net assets.

(c) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

(d) Chilean repatriation taxes to be paid in full following the Reorganizations. No further repatriation taxes will be incurred.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Notes to Pro Forma Combined Condensed Financial Statements

As of June 30, 2017 (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Directors of each of Aberdeen Greater China Fund, Inc. (“GCH”), Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”) and The Asia Tigers Fund, Inc. (“GRR” and together with GCH, ABE, IF, ISL, LAQ, and SGF the “Target Funds” and each a “Target Fund”) and Aberdeen Chile Fund, Inc. (“CH” or the “Acquiring Fund” and together with the Target Funds the “Funds” and each a “Fund”) approved the reorganization of the applicable Target Fund into the Acquiring Fund, subject to the receipt of necessary shareholder approvals (each a “Reorganization” and together, the “Reorganizations”). In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume all stated liabilities of the Target Fund in exchange solely for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”) in the form of book entry interests. The Acquiring Fund will list the Acquiring Fund Shares on the NYSE American. Such newly issued Acquiring Fund Shares will be distributed by the Target Fund to the Target Fund shareholders (although cash may be distributed in lieu of fractional common shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company.  The term “Combined Fund” refers to the surviving fund after the Reorganizations.

No Reorganization is contingent upon the approval of any other Reorganization. If any Reorganization is not consummated, then the Target Fund for which such Reorganization was not consummated would continue to exist and operate on a stand-alone basis and the Board of Directors of such Target Fund will consider what action, if any, to take. It is currently anticipated that, if approved by shareholders, all Reorganizations will take place on the same day.

As a result of a Reorganization, each Target Fund shareholder will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Reorganization equal to the aggregate NAV (not the market value) of that Target Fund shareholder’s Target Fund common shares immediately prior to such Reorganization. The NAV of each Target Fund and the Acquiring Fund will reflect the applicable costs of such Reorganization.  The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of the Target Fund that the shareholder held prior to the Reorganizations.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, each Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization).

The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Funds at June 30, 2017. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the twelve months ended June 30, 2017. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at June 30, 2017 in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The fiscal year end for CH, GCH, IF, ISL and LAQ is December 31; the fiscal year end for ABE, SGF and GRR is October 31.

The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information. Such pro forma financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on June 30, 2017. Following the Reorganizations, LAQ will be the accounting survivor.

Regardless of whether the Reorganizations are completed, the costs associated with each proposed Reorganization, including the costs associated with the shareholder meetings, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately based on relative net assets or on another reasonable basis, except that the investment adviser will bear Reorganization costs of any Fund to the extent that such costs exceed such Fund’s contractual expense limitation, if any. The estimated expenses of the Reorganizations attributable to each Fund are as follows:

Estimated Reorganization Expenses
GCH	ABE	IF	ISL	LAQ	SGF	GRR	CH
$320,000	$340,000	$240,000	$260,000	$415,000	$280,000	$475,000	$270,000

As of January 26, 2018, the only Target Fund for which the Fund’s investment adviser expects to bear such expenses is GRR because its current expenses exceed its contractual expense limitation.

NOTE 2 — Fund Valuation:

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in each Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are a Fund’s provided by an independent pricing service provider approved by each Fund’s Board of Directors of each Fund. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Funds value such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established each Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 — quoted prices in active markets for identical investments;

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types. The following is a summary of the inputs used to value each of the Funds’ investments as of June 30, 2017:

GCH

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
China	$1,281,475	$34,838,669	$—	$36,120,144
Hong Kong	5,845,073	49,627,511	—	55,472,584
Taiwan	—	11,660,719	—	11,660,719
United States	—	2,571,851	—	2,571,851
Short-Term Investment	960,373	—	—	960,373
Total Investments	$8,086,921	$98,698,750	$—	$106,785,671

ABE

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Automobiles	$—	$1,227,765	$—	$1,227,765
Banks	1,438,295	5,287,442	—	6,725,737
Beverages	4,605,980	3,664,826	—	8,270,806
Biotechnology	—	1,860,857	—	1,860,857
Chemicals	1,332,028	4,529,956	—	5,861,984
Construction Materials	—	9,682,190	—	9,682,190
Electronic Equipment Instruments & Components	—	2,483,655	—	2,483,655
Food & Staples Retailing	3,416,256	2,724,272	—	6,140,528
Health Care Providers & Services	1,693,556	958,789	—	2,652,345
Hotels, Restaurants & Leisure	1,481,752	3,697,341	—	5,179,093
Information Technology Services	3,984,664	1,889,331	—	5,873,995
Insurance	1,397,210	1,829,765	—	3,226,975
Marine	—	3,953,746	—	3,953,746
Media	—	1,607,362	—	1,607,362
Multiline Retail	4,994,604	1,203,538	—	6,198,142
Personal Products	—	5,378,936	—	5,378,936
Pharmaceuticals	—	6,803,509	—	6,803,509
Real Estate Management & Development	9,206,195	4,139,825	—	13,346,020
Road & Rail	1,530,104	3,191,451	—	4,721,555
Semiconductors & Semiconductor Equipment	—	3,023,996	—	3,023,996
Wireless Telecommunication Services	—	65,634	—	65,634
Other	37,131,271	—	—	37,131,271
Rights	30,535	—	—	30,535
Short-Term Investment	4,773,042	—	—	4,773,042
Total	$77,015,492	$69,204,186	$—	$146,219,678
Private Equity (a)				1,563,438
Total Investments				$147,783,116

IF

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Capital Markets	$337,020	$—	$—	$337,020
Energy Equipment & Services	1,053,351	—	—	1,053,351
Food & Staples Retailing	1,345,639	—	—	1,345,639
Food Products	8,015,661	2,043,689	—	10,059,350
Health Care Providers & Services	1,068,467	—	—	1,068,467
Household Products	3,920,843	—	—	3,920,843
Personal Products	2,835,731	—	—	2,835,731
Pharmaceuticals	1,739,824	1,947,746	—	3,687,570
Specialty Retail	2,060,906	—	—	2,060,906
Textiles, Apparel & Luxury Goods	2,449,709	—	—	2,449,709
Tobacco	2,451,953	—	—	2,451,953
Trading Companies & Distributors	3,015,380	—	—	3,015,380
Other	—	42,021,230	—	42,021,230
Short-Term Investment	257,147	—	—	257,147
Total Investments	$30,551,631	$46,012,665	$—	$76,564,296

ISL

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Communications Equipment	$6,574,440	$—	$—	$6,574,440
Food & Staples Retailing	4,250,962	—	—	4,250,962
Information Technology Services	4,060,980	—	—	4,060,980
Internet Software & Services	526,328	—	—	526,328
Software	10,324,749	5,658,931	—	15,983,680
Textiles, Apparel & Luxury Goods	2,507,346	—	—	2,507,346
Other	—	50,550,107	—	50,550,107
Short-Term Investment	2,022,462	—	—	2,022,462
Total	$30,267,267	$56,209,038	$—	$86,476,305
Private Equity(a)				591,155
Total Investments				$87,067,460

LAQ

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Other	$192,453,913	$—	$—	$192,453,913
Short-Term Investment	1,394,201	—	—	1,394,201
Total	$193,848,114	$—	$—	$193,848,114
Private Equity(a)				38,123
Total Investments				$193,886,237

SGF

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Beverages	$832,635	$—	$—	$832,635
Equity Real Estate Investment Trusts (REIT)	2,768,197	899,665	—	3,667,862
Food Products	1,208,934	—	—	1,208,934
Health Care Providers & Services	3,367,894	858,915	—	4,226,809
Hotels, Restaurants & Leisure	498,098	—	—	498,098
REIT	1,482,462	—	—	1,482,462
Specialty Retail	57,647	—	—	57,647
Other	—	80,165,904	—	80,165,904
Short-Term Investment	811,244	—	—	811,244
Total	$11,027,111	$81,924,484	$—	$92,951,595

GRR

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$784,077	$8,669,087	$—	$9,453,164
Food & Staples Retailing	431,036	446,647	—	877,683
Hotels, Restaurants & Leisure	709,740	—	—	709,740
Household Products	556,564	272,260	—	828,824
Personal Products	323,344	179,318	—	502,662
REIT	28,966	—	—	28,966
Tobacco	141,609	1,322,733	—	1,464,342
Other	—	30,300,692	—	30,300,692
Short-Term Investment	884,918	—	—	884,918
Total	$3,860,254	$41,190,737	$—	$45,050,991

CH

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Other	$73,984,386	$—	$—	$73,984,386
Short-Term Investment	335,522	—	—	335,522
Total Investments	$74,319,908	$—	$—	$74,319,908

Amounts listed as “-” are $0 or round to $0.

(a) Private Equity Investments are measured at the net asset valuations, as a practical expedient for fair value, and are not required to be classified in the fair value hierarchy as per Accounting Standards Update 2015-07. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Pro Forma Portfolio of Investments.

There will be no significant changes to each Fund’s accounting policies, including the valuation policy for each Fund, as a result of the Reorganizations.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of number of shares of CH that would have been issued at June 30, 2017 in connection with the proposed Reorganizations. The number of shares of each class assumed to be issued (the shares shown under “Total Outstanding Shares Pre-Reorganization” for each Fund in the table below) is equal to the net asset value of the shares of GCH, ABE, IF, ISL, LAQ, SGF, and GRR, as of June 30, 2017, divided by the net asset value per share of the shares of CH as of June 30, 2017. Based on this calculation, the pro forma number of shares outstanding for the Combined Fund consists of the following at June 30, 2017:

Fund	Total Outstanding Shares Pre-Reorganization	Total Outstanding Shares Post-Reorganization
CH	9,357,690	103,432,892
GCH	13,793,585	—
ABE	18,184,317	—
IF	9,630,862	—
ISL	10,865,872	—
LAQ	24,276,509	—
SGF	11,672,949	—
GRR	5,651,108	—

NOTE 4 — Pro Forma Operating Expenses:

The pro forma statement of operations for the twelve-month period ending June 30, 2017, as adjusted, giving effect to the Reorganizations, reflect changes in expenses of CH as if the Reorganizations were consummated on July 1, 2016. Although the pro forma statement of operations includes an adjustment reflecting an estimate of the anticipated elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

The pro forma statement of operations also includes an adjustment to reflect the contractual management fee rate of the Combined Fund of 0.90% of the first $250 million of the Combined Fund’s average weekly net assets; 0.80% on the next $250 million; and 0.75% on amounts above $500 million. In addition, the investment adviser has contractually agreed to cap the Combined Fund’s expenses at 1.20% (excluding leverage costs, taxes and non-routine/extraordinary expenses) for a period two years from the completion of the consolidation.

NOTE 5 — Federal Income Taxes:

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•                  No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization).

•                  No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund common shares solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•                  The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•                  The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor, provided that such Target Fund common shares were held by the shareholder as a capital asset.

•                  A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•                  The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization (increased by the amount of gain or decreased by the amount of loss, if any, recognized by a Target Fund upon transfer), and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of a Target Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund).

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

Certain of the Target Funds will be required to sell assets in connection with the Reorganizations because certain securities may not be transferred in-kind to the Acquiring Fund due to restrictions in the local market where such securities are held. Otherwise, the Target Funds will not sell any assets in connection with the Reorganizations other than in the ordinary course of business. To the extent that assets of a Target Fund are sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

The estimated percentage of each Target Fund’s portfolio to be sold in advance of the Reorganizations and the estimated transaction costs related to such sales, as of September 30, 2017, are shown in the table below. These estimates are subject to change depending on market circumstances at the time such sales are made. In addition, each Fund’s investment adviser and administrator is exploring whether certain of the securities currently expected to be sold in advance of the Reorganizations because they are not transferable can in fact be transferred to the Acquiring Fund. If they can be, then transaction costs incurred by the relevant Target Fund are expected to be less, perhaps materially. LAQ and, to a much lesser extent, ABE would be affected by the outcome of this analysis.

Fund	Estimated Percentage of Portfolio to be Sold in Advance of Reorganization	Estimated Transaction Costs	Estimated Transaction Costs per Share
ABE	47%	$316,000	$0.033
IF	0%	n/a	n/a
ISL	0%	n/a	n/a
LAQ	56%	$336,800	$0.045
SGF	1%	$1,500	$0.000
GCH	24%	$86,500	$0.010
GRR	33%	$34,900	$0.010

The estimated capital gains distribution resulting from such sales on an aggregate and per share basis, as of September 30, 2017, are shown in the table below. These estimates are subject to change depending on market circumstances at the time such sales are made. Each of ABE and SGF have capital loss carryforwards that would offset the estimated net capital gains generated. In addition, as noted above, if certain of the securities currently expected to be sold in advance of the Reorganizations can be transferred to the Acquiring Fund, then the estimated capital gains distribution of the impacted Fund, particularly LAQ, is expected to be less, perhaps materially and may, in fact, be negligible.

Fund	Estimated Capital Gains Distribution	Estimated Capital Gains Distribution per share
ABE	$0	$0.00
IF	n/a	n/a
ISL	n/a	n/a
LAQ	$15,402,079	$2.07
SGF	$0	$0.00
GCH	$6,319,267	$0.72
GRR	$5,188,891	$1.50

Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Although it is expected that the portfolio realignment would occur principally following the Reorganizations, the Acquiring Fund may begin to realign its portfolio after Target Fund shareholder approval of the Reorganizations but prior to the consolidation in a manner consistent with its current investment objective and strategies.  Based on each Fund’s holdings as of September 30, 2017, the Combined Fund expects to sell approximately 88% of its portfolio following the closing of the Reorganizations, assuming that all Reorganizations are approved and consummated, which would generate an estimated distribution of $64,490,729 or $1.25 per share; these figures assume a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer and reflect the use of tax equalization accounting treatment for the proposed tender offer, which helps to reduce the impact of any capital gains realized through the sale of portfolio securities.  The distribution amount noted in the preceding sentence is an estimate based on market conditions as of September 30, 2017 and there can be no guarantee that the distributions actually paid will not be materially higher or lower than the estimate. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. In addition, as noted above, each Fund’s investment adviser and administrator is exploring whether certain of the securities currently expected to be sold by each Target Fund in advance of the Reorganizations can be transferred to the Acquiring Fund. If they can be, then the estimated transaction costs incurred by the Combined Fund and the Combined Fund’s capital gains distribution following the Reorganizations are expected to be higher, perhaps materially. The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and the Combined Fund’s basis in such securities, offset by capital loss carry forwards, if any. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

In addition, cash would be raised in connection with the proposed tender offer, which may also generate transaction costs and capital gains. The total anticipated portfolio transaction costs of sales of portfolio securities to effect a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer, if the tender had occurred on September 30, 2017, is estimated to be $972,650 or $0.01 per share. The tax impact of the tender offer will depend on the difference between the price at which portfolio securities are sold and the Combined Fund’s basis in such securities, offset by capital loss carry forwards, if any.  As noted in the preceding paragraph, the Combined Fund anticipates selling a significant portion of its portfolio in advance of the tender offer and purchasing securities in line with its new investment strategy. The price at which portfolio securities are bought by the Combined Fund in line with its new investment strategy, and the price at which they would be sold in advance of the tender offer, cannot be predicted; as a result, the amount of capital gains (or losses) to be realized from the sale of such securities to raise cash for the tender offer cannot be estimated.  The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the purchases and sales.  Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

The gains from the portfolio realignment post-Reorganizations and those related to the sale of portfolio securities to fund the tender offer would be in addition to any gains generated by the Acquiring Fund in the ordinary course of business prior to the Reorganizations. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders. Currently, the Combined Fund anticipates making a special capital gains distribution following the consolidation. Barring exceptional or unforeseen circumstances, the Combined Fund anticipates announcing  the amount of the tender offer and an estimate of the special capital gains distribution within 10 business days after the closing of the consolidation, both of which are expected to be completed and paid within approximately 60 days following the consolidation. These gains may still be offset by any capital losses realized during the Combined Fund’s fiscal year ending December 31, 2018. Any net capital gains realized from the portfolio realignment, the sale of portfolio securities to fund the tender offer and routine trading that have not previously been distributed would be distributed to shareholders at year end.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

The Acquiring Fund will succeed to the capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. Depending on which of the Reorganizations are consummated, the Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the Internal Revenue Service). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, if it undergoes an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Information with respect to the Funds’ capital loss carryforwards as of June 30, 2017 is set forth below:

Capital Loss
Amount
Expiration	ABE	SGF	GRR
Unlimited short-term	$(2,380,552)	—	—
Unlimited long-term	$(10,774,470)	$(1,383,537)	—
Total	$(13,155,022)	$(1,383,537)	—

Capital Loss Amount
Expiration	CH	GCH	ISL	IF	LAQ
Unlimited long-term	—	$(2,042,489)	—	$(436,988)	$(22,930,401)
Total	—	$(2,042,489)	—	$(436,988)	$(22,930,401)

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and shareholders of the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

NOTE 6 — Pro Forma Calculation:

The accompanying pro forma financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual Combined Fund financial statements.

NOTE 7 — Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of the pro forma financial statements. Based on this evaluation, no disclosures and/or adjustments were required to the pro forma financial statements as of June 30, 2017.

APPENDIX B — PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Asset Management Asia Limited (“AAMAL”) (collectively referred to as “Aberdeen”)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client

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presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” includes the Fund managed by the portfolio manager. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Information in the table is presented as of the October 31, 2017 fiscal year end for each of ABE and SGF. For each of the Acquiring Fund, LAQ, ISL, IF and GCH, information in the table is presented as of the December 31, 2017 fiscal year end.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category
Acquiring Fund
Devan Kaloo

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

Joanne Irvine

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

Flavia Cheong	Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)

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Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category

Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

Hugh Young

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

Mark Gordon-James

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

ABE
Devan Kaloo

Registered Investment Companies: 14 accounts, $9,052.02 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 25 accounts, $9,052.02 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 58 accounts, $13,735.62 total assets  (5 accounts, $1,275.70 total assets of which the advisory fee is based on performance)

Joanne Irvine

Registered Investment Companies: 14 accounts, $9,052.02 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 25 accounts, $9,052.02 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 58 accounts, $13,735.62 total assets  (5 accounts, $1,275.70 total assets of which the advisory fee is based on performance)

Stephen Parr

Registered Investment Companies: 14 accounts, $9,052.02 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 25 accounts, $9,052.02 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 58 accounts, $13,735.62 total assets  (5 accounts, $1,275.70 total assets of which the advisory fee is based on performance)

Osamu Yamagata	Registered Investment Companies: 14 accounts, $9,052.02 total

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Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 25 accounts, $9,052.02 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 58 accounts, $13,735.62 total assets  (5 accounts, $1,275.70 total assets of which the advisory fee is based on performance)

Mark Gordon-James

Registered Investment Companies: 14 accounts, $9,052.02 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 25 accounts, $9,052.02 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 58 accounts, $13,735.62 total assets  (5 accounts, $1,275.70 total assets of which the advisory fee is based on performance)

LAQ
Devan Kaloo

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

Joanne Irvine

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

Brunella Isper

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

Eduardo Figueiredo

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

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Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category performance)
Peter Taylor

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

ISL
Devan Kaloo

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

Joanne Irvine

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

William Scholes

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

Stephen Parr

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

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Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category
Mark Gordon-James

Registered Investment Companies: 12 accounts, $12,418.90 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $10,848.80 total assets  (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $17,459.30 total assets  (5 accounts, $1,548.83 total assets of which the advisory fee is based on performance)

IF
Hugh Young

Registered Investment Companies: 23 accounts, $14,005.80 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 73 accounts, $31,214.20 total assets  (2 accounts, $350.30 total assets of which the advisory fee is based on performance)
Other Accounts: 116 accounts, $47,112.30 total assets  (15 accounts, $6,225.40 total assets of which the advisory fee is based on performance)

James Thom

Registered Investment Companies: 23 accounts, $14,005.80 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 73 accounts, $31,214.20 total assets  (2 accounts, $350.30 total assets of which the advisory fee is based on performance)
Other Accounts: 116 accounts, $47,112.30 total assets  (15 accounts, $6,225.40 total assets of which the advisory fee is based on performance)

Bharat Joshi

Registered Investment Companies: 23 accounts, $14,005.80 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 73 accounts, $31,214.20 total assets  (2 accounts, $350.30 total assets of which the advisory fee is based on performance)
Other Accounts: 116 accounts, $47,112.30 total assets  (15 accounts, $6,225.40 total assets of which the advisory fee is based on performance)

Christopher Wong

Registered Investment Companies: 23 accounts, $14,005.80 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 73 accounts, $31,214.20 total assets  (2 accounts, $350.30 total assets of which the advisory fee is based on performance)
Other Accounts: 116 accounts, $47,112.30 total assets  (15 accounts, $6,225.40 total assets of which the advisory fee is based on performance)

Kristy Fong

Registered Investment Companies: 23 accounts, $14,005.80 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 73 accounts, $31,214.20 total assets  (2 accounts, $350.30 total assets of which the advisory fee is based on performance)
Other Accounts: 116 accounts, $47,112.30 total assets  (15 accounts, $6,225.40 total assets of which the advisory fee is based on performance)

SGF
Hugh Young

Registered Investment Companies: 22 accounts, $9,743.36 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 83 accounts, $32,812.00 total assets (3 accounts, $880.40 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,429.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

James Thom	Registered Investment Companies: 22 accounts, $9,743.36 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)

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Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category

Other Pooled Investment Vehicles: 83 accounts, $32,812.00 total assets (3 accounts, $880.40 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,429.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Flavia Cheong

Registered Investment Companies: 22 accounts, $9,743.36 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 83 accounts, $32,812.00 total assets (3 accounts, $880.40 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,429.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Christopher Wong

Registered Investment Companies: 22 accounts, $9,743.36 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 83 accounts, $32,812.00 total assets (3 accounts, $880.40 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,429.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Kristy Fong

Registered Investment Companies: 22 accounts, $9,743.36 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 83 accounts, $32,812.00 total assets (3 accounts, $880.40 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,429.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

GCH
Hugh Young

Registered Investment Companies: 23 accounts, $14,005.80 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 73 accounts, $31,214.20 total assets  (2 accounts, $350.30 total assets of which the advisory fee is based on performance)
Other Accounts: 116 accounts, $47,112.30 total assets  (15 accounts, $6,225.40 total assets of which the advisory fee is based on performance)

Nicholas Yeo

Registered Investment Companies: 23 accounts, $14,005.80 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 73 accounts, $31,214.20 total assets  (2 accounts, $350.30 total assets of which the advisory fee is based on performance)
Other Accounts: 116 accounts, $47,112.30 total assets  (15 accounts, $6,225.40 total assets of which the advisory fee is based on performance)

Flavia Cheong

Registered Investment Companies: 23 accounts, $14,005.80 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 73 accounts, $31,214.20 total assets  (2 accounts, $350.30 total assets of which the advisory fee is based on performance)
Other Accounts: 116 accounts, $47,112.30 total assets  (15 accounts, $6,225.40 total assets of which the advisory fee is based on performance)

Nicholas Chui	Registered Investment Companies: 23 accounts, $14,005.80 total assets

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Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category

(0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 73 accounts, $31,214.20 total assets  (2 accounts, $350.30 total assets of which the advisory fee is based on performance)
Other Accounts: 116 accounts, $47,112.30 total assets  (15 accounts, $6,225.40 total assets of which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

With respect to management of the Funds, the Aberdeen portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the investment adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the investment adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the investment adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the investment adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the investment adviser that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other

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accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.

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APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers

Summary of Proxy Voting Guidelines

as of June 1, 2017

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the Aberdeen Advisers investment managers and are based on their knowledge of the company and discussions with management — Aberdeen Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Aberdeen Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

As an independent asset manager, Aberdeen is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

For cases involving potential conflicts of interest, Aberdeen Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of Aberdeen Advisers’ conflicts of interest policy is simple — to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

The first step is to identify any significant potential conflicts of interest in advance by highlighting those stocks where a potential conflict may arise. These stocks are recorded in a conflicts of interest database.

The provisional voting decision made by a fund manager or other individual will be compared against any third party proxy voting research or recommendations. For those cases where there is a contentious issue, including among others those cases where there is a difference between the provisional voting decision and the third party voting recommendation, the rationale will need to be more detailed than in a standard case. The process for handling these cases will be overseen by the designated corporate governance specialist, but in active portfolios the final decision on contentious proxy voting matters rests with the respective regional head of equities.

This policy has been developed by the Aberdeen corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group.

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